UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04416

Allegiant Funds

(Exact name of registrant as specified in charter)

760 Moore Road

King of Prussia, PA 19406

(Address of principal executive offices) (Zip code)

Audrey C. Talley, Esq.

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103-6996

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT

May 31, 2009

Equity Funds

Allegiant

AllegiantFunds.com

The Discipline of Investing, a Commitment to Results

ALLEGIANT EQUITY FUNDS ANNUAL REPORT

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

OTHER ALLEGIANT FUNDS

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

TABLE OF CONTENTS

Chairman’s and President’s Message	1
Report from Allegiant Asset Management Company	2

	Fund Overviews	Financial Highlights	Statements of Net Assets
Balanced Allocation Fund	6	35	41
International Equity Fund	8	35	50
Large Cap Core Equity Fund	10	36	54
Large Cap Growth Fund	12	36	56
Large Cap Value Fund	14	37	58
Mid Cap Value Fund	16	37	60
Multi-Factor Mid Cap Growth Fund	18	38	62
Multi-Factor Small Cap Core Fund	18	38	65
Multi-Factor Small Cap Growth Fund	19	38	68
Multi-Factor Small Cap Value Fund	19	39	71
S&P 500® Index Fund	26	39	74
Small Cap Core Fund	28	40	80
Small Cap Growth Fund	19	40	83
Explanation of Expense Tables	30
Trustees and Officers of the Trust	32
Report of Independent Registered Public Accounting Firm	34

Statements of Operations			86
Statements of Changes in Net Assets			90
Notes to Financial Statements			95
Meetings of Shareholders of the Funds			111
Notice to Shareholders			113
Proxy Voting and Quarterly Schedules of Investments			115

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the Allegiant Equity Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at AllegiantFunds.com. Please read it carefully before investing.

NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Asset Management Company serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with Allegiant Asset Management Company and is not a bank. Allegiant Asset Management Company is a registered trademark of The PNC Financial Services Group, Inc.

©2009 The PNC Financial Services Group, Inc. All rights reserved.

Allegiant Equity Funds

CHAIRMAN’S AND PRESIDENT’S MESSAGE

JULY 2009

Dear Shareholders:

We are pleased to provide you with important annual financial information about Allegiant Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2009, total assets of the Allegiant Funds declined from $11.5 to $8.9 billion as a result of significant declines in equity market values and related shareholder outflows.

In the course of the past year’s turbulent markets, Allegiant Fund’s investment management teams continue to execute on their disciplined investment processes while striving to deliver competitive returns to Allegiant shareholders.

In addition, work to integrate your adviser into its new parent, The PNC Financial Services Group, Inc. (PNC), is underway. The integration process has afforded us the opportunity to thoroughly analyze and evaluate the funds’ products and capabilities in an effort to identify those which best support the needs of today’s market and shareholders’ interests. Our goal is to provide shareholders with the best array of products, managed by experienced professionals using solid investment processes with active risk management.

We encourage investors who have questions about their investments to contact our Shareholder Services Group at 1-800-622-FUND (3863) or visit the Allegiant Funds website at AllegiantFunds.com.

Thank you for the confidence you continue to place in us.

Robert D. Neary	John Abunassar
Chairman	President

Allegiant Equity Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“The massive fiscal stimulus effort has also spawned concern over the rapidly escalating federal budget deficit and the increasing need to finance the deficit through the stepped-up issuance of Treasury bonds…”

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

The Economy in Review

The 12 months since the end of May 2008 contain the most sobering set of economic developments since the Great Depression. What originally looked like a moderate recession centered in the U.S. has since unfolded into a now global economic meltdown. The “Great Recession” of 2008-09 has engulfed nearly all segments of the U.S. economy, and nearly all U.S. regions. It has spread well beyond the borders of the U.S. to infect major segments of the global economy, including nearly all of the Americas and Europe, and much of Asia.

Last summer began with concerns about a slowing U.S. economy as residential real estate markets imploded and oil prices exploded. The collapse of Bear Stearns and subsequent acquisition by JP Morgan, completed on May 30, 2008, was viewed as a shot across the bow of financial markets, but did not result in a gaping hole in Wall Street. That would come later, in September.

House construction had already slowed significantly through 2007 as the sub-prime flu spread through residential real estate markets. The slide in house building was leveling out as construction stabilized in early 2008, but then construction began to slip again by mid-year. House prices were falling, as they had been on a monthly basis since late 2006. Unfortunately the downdraft in housing markets was exerting an increasingly strong pull in financial markets through the securitization of residential mortgages.

Oil was adding its own drag to the economy as prices peaked just shy of $150 dollars per barrel by mid-July 2008 and regular gasoline prices surged to nearly $4.50 per gallon. The serious drags from housing and oil were eating away at consumer and business confidence, contributing to a steady, but moderate, loss of jobs through last summer.

In September of 2008, conditions took a dramatic turn for the worse. On September 7, mortgage intermediaries Fannie Mae and Freddie Mac were placed into conservatorship, supervised by the Federal Finance Housing Agency. Lehman Brothers filed for bankruptcy protection on September 15. The next day, on September 16, the Federal Reserve created an $85 billion credit facility to prevent a similar collapse of insurance giant American International Group. Wall Street would never be the same.

The gaping hole in financial markets left by the events of September 2008 quickly translated into rapidly deteriorating economic conditions. Job losses escalated, eventually peaking at a net loss of 741,000 jobs nationally in January 2009. Automobile sales plunged. By virtually every measure the U.S. economy was in free fall in the fourth quarter of 2008. The Federal Reserve undertook very aggressive steps that December, bringing the Fed funds rate effectively to zero while increasing the size and scope of their liquidity enhancement programs.

Economic conditions since the end of 2008 have improved, but the improvement is only relative to an extremely weak starting point. At the end of 2008 the U.S. economy was contracting at an alarming rate. Real gross domestic product for the fourth quarter of the 2008 declined at a 6.3 percent annualized rate, the worst rate in over 26 years, since the first quarter of 1982. In the first quarter of 2009 real GDP declined at a slightly “less bad” 5.5 percent annualized rate. By the end of the first quarter the rate of contraction was noticeably slower, and some economic indicators showed signs of stabilizing.

In response to the dire conditions through the winter of 2008/09, the first priority for the incoming Obama administration was the passage of a record-setting fiscal stimulus bill. The American

Recovery and Reinvestment Act of 2009 authorized a $787 billion fiscal stimulus bill that is now just beginning to prod economic activity. The massive fiscal stimulus effort has also spawned concern over the rapidly escalating federal budget deficit and the increasing need to finance the deficit through the stepped-up issuance of Treasury bonds.

Late in the first quarter of 2009 evidence of a decrease in the rate of economic contraction was increasingly visible. These are the so-called “green shoots” seen in a variety of economic indicators in the U.S. and abroad. Second quarter real GDP is now expected to be “less bad” than the first quarter, contracting at around a 2.5 percent annualized rate. While the slower rate of contraction is a hopeful sign that better conditions will follow later in the year, it looks good now only in comparison to the truly awful preceding quarters.

Equity Markets

With the tremendous turmoil visible in almost all parts of the global economy over the last year, the bears have strongly dominated equity market psychology. In early May of 2008 the S&P 500® rallied back to 1400 after the initial slump from the cyclical highs of October 2007 when the S&P 500® crested at 1560. The rally proved to be short lived. The problems at Bear Stearns rattled investors and equity prices took another leg down in late May to stabilize in August at just under 1300.

In September, with the collapse of Lehman Brothers, equities prices plummeted. When the dust settled, the S&P 500® had fallen to 900 in December 2008. Heightened uncertainty about global economic conditions and the health of the banking sector combined with falling oil prices to drive equity prices down again through February with the S&P 500® briefly dipping below 700 in early March 2009. The total peak to trough slide in the S&P 500® to March 2009 was a sobering 55 percent.

Equities felt oversold at their very depressed early March prices. With the increasing commentary about economic “green shoots” through the month, as well as a sustained increase in oil prices, stock prices rallied through the end of May when the S&P 500® recovered to 950. Major overseas markets largely mirrored the U.S. pattern over the last year.

Fixed Income Markets

Heading into May 2008, Treasury yield spreads were widening as the short end of the yield curve fell in line with the steady easing by the Federal Reserve. The Fed funds rate was lowered from 5.25 percent in July 2007 to 2.00 percent by May 2008. The unprecedented events of September 2008 threw credit markets into extreme dislocation requiring the Federal Reserve ease the Fed funds rate aggressively last autumn. Fed actions included two unscheduled Federal Open Market Committee (“FOMC”) announcements in late September and early October, leading to the historic announcement in December 2008 that the Fed funds rate would be set to a range of 0.00 to 0.25 percent, where it remains today. In addition to the historic interest rate easing, the Federal Reserve has also undertaken an aggressive “credit easing” policy designed to facilitate the functioning of highly stressed credit markets.

At the end of 2008, the long end of the Treasury yield curve also dipped with the yield on 10-year bonds falling to 2.08 percent in mid-December. The yield on 10-year T-bonds has climbed steadily through April to reach 3.71 percent at the end of May as fears of future inflation increased with the Fed’s sizable expansion of its balance sheet.

“…with the collapse of Lehman Brothers, equities prices plummeted.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

Allegiant Equity Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“…Federal Reserve has also undertaken an aggressive “credit easing” policy designed to facilitate the functioning of highly stressed credit markets.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

In its most recent policy announcement on June 24, the FOMC renewed its stance that it saw few inflationary pressures. According to their statement, even though commodity prices have risen lately, the slack in the economy (measurable by high unemployment and low capacity utilization) will likely dampen cost pressures. The Committee expects that inflation will remain subdued for some time. This is their way of acknowledging the declining risk of deflation while still emphasizing that they expect little inflationary pressure.

The FOMC kept the amount and timing of their balance sheet operations unchanged. In order to support mortgage lending and overall credit market conditions, they reaffirmed their plan to purchase a total of up to $1.25 trillion of mortgage-backed securities and $200 billion of agency debt by the end of the year. They will also purchase up to $300 billion of Treasury securities by autumn.

The FOMC gave no specifics on credit and liquidity operations other than to say that they will make adjustments as warranted. Also missing from the statement were any specifics about the Fed’s “exit strategy” from its near zero funds rate target and its substantial expansion of its balance sheet. The FOMC may give more details on the exit strategy by its August 10 meeting to reassure those who have inflationary concerns about the market.

The Outlook

Economic indicators in the spring months reinforce our view that we are possibly seeing the prelude to the end of the “Great Recession” of 2008-09 by late this year. Beginning in March we saw some signs that the worst of the economy’s free-fall may be finally tapering-off. Increasingly through April and May we saw more signs of “green shoots” in the economy – tentative signs that some parts of the economy are starting to stabilize or improve. Some industries are showing improvement from a rock bottom level, and so can not yet be called evidence of a sustainable rebound. Among these is automobile production which was virtually halted in May at both GM and Chrysler after they declared bankruptcy. Automobile production will be ramped up in the summer quarter for 2010 models as 2009 model vehicle inventories are purged by price cuts. Another key sign of stabilization is seen in existing home sales and home construction. Other forward-looking signs pointing to a return to real GDP growth by the fourth quarter include the rebound in stock prices, an increase in the money supply, narrowing credit spreads and the large inventory draw-down in the opening half of this year.

Even with some evidence of improvement in economic indicators and expectations of positive real GDP growth by the fourth quarter of this year, fundamental drags remain in place. The unemployment rate is key among these and will likely continue to increase through the remainder of 2009, cresting near 10 percent before slowly waning through 2010 and 2011. House prices have not yet bottomed out and will likely continue to fall as foreclosure rates remain highly elevated through the rest of this year. The loss of wealth for average households from falling house prices represents a serious long-term drag on consumer spending. Other drags on consumer spending include a rising savings rate, ongoing household deleveraging, and the recent increase in crude oil and gasoline prices. The numerous drags on the economy will lead to a subnormal recovery trajectory in 2010.

We expect the FOMC to hold their Fed funds rate target at 0.00 to 0.25 percent well into 2010 as inflation fears subsides and only a modest U.S. economic recovery process starts in late 2009.

We look for the 10-year Treasury note rate to recede through September. Spring seasonal factors have helped push up the 10-year Treasury note rate to near 4.00 percent in addition to: 1) huge Treasury note sales to fund the growing Federal deficit, 2) market concerns about faster future inflation and 3) a rise in real rates as the U.S. economic outlook improves. The 10-year Treasury note rate peaked for the year at 4.89 percent on June 14, 2004, at 5.25 percent on June 28, 2006, at 5.26 percent on June 12, 2007 and at 4.27 percent on June 13, 2008. As in these previous four out of the past five years, we expect the 10-year Treasury note rate will peak for this year in June, perhaps as high as 4.25 percent, before sliding back down to near 3.25 percent in the latter half of this year.

“…numerous drags on the economy will lead to a subnormal recovery trajectory in 2010.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

Allegiant Equity Funds

BALANCED ALLOCATION FUND OVERVIEW

May 31, 2009

Gordon A. Johnson

Managing Director

Brian L. Stine, CFA

Porfolio Manager

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

How did the markets perform over the last year?

Both equity and fixed income markets were extremely volatile over the last 12-months. The S&P 500® Index(2) was down (32.57)% for the one-year period ended May 31, 2009 and the Barclays U.S. Aggregate Bond Index(3) was up 5.36% for the one-year period.

Balanced investors benefited from allocations to fixed income, particularly those with higher allocations to U.S. Treasuries. For those with small cap allocations, those positions also added positively versus large caps.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2009, the Balanced Allocation Fund returned (24.00)% to C shares investors(1) and (22.58)% to I shares investors. The Fund’s benchmark, a 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index(4) blend, returned (18.56)%. The Average Mixed-Asset Target Allocation Moderate Peer(5) returned (19.84)% during the period. The fund underperformed its benchmark for the one-year period as a result of major and minor asset class allocations, as well as individual stock selection.

The fund remained overweight to equity securities in the form of a 5% overweight to large caps and 2.5% overweight to International stocks until October 2008, which had a negative impact on performance.

Minor asset class allocations to small cap and international stocks also detracted from returns over the 12-month period, but they have had a positive impact on returns since the equity markets began to recover in March.

Large cap stocks were the biggest detractor from performance driven by sector allocation and security selection.

What are your thoughts going into the next 12 months? How is the Fund positioned?

With better-than-expected economic data and the bond markets affirming the equity market rally, we believe there are continued signs of stabilization in the financial marketplace.

Government programs are beginning to yield benefits and we are seeing renewed functionality in the capital markets to the extent that banks are issuing debt without Temporary Liquidity Guarantee Program insurance, something that would not have been possible several months ago.

We do not believe that we will see a V-shaped recovery; rather the outcome may be a more protracted period of positive, but low, economic growth. The vehicles that enabled robust growth in the past will no longer be tailwinds, i.e. leverage, mortgage refinancing, and the wealth effect. Instead, we face a future with a rising savings rate, federal deficit, and tax policy. In this lower growth environment, we believe investors will seek areas with higher growth prospects, thus our overweight to small caps and emerging markets.

Portfolio Holdings

Asset Allocation

Equity Funds	59.6%
Fixed Income Funds	40.4
100.0%

The table on the right presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2009.

Holdings Summary

U.S. Common Stocks	39.7%
U.S. Government Agency Mortgage-Backed Obligations	12.3
Exchange Traded Funds	12.1
Corporate Bonds	9.6
Foreign Common Stocks	7.8
Affiliated Money Market Fund	5.6
U.S. Treasury Obligations	4.5
Asset Backed Securities	3.3
Collateralized Mortgage Obligations	2.0
U.S. Government Agency Obligations	1.7
Commercial Mortgage-Backed Securities	1.3
Foreign Equity Certificates	0.1
100.0%

Average Annual Total Returns as of 5/31/09(7)

	Date of Inception	1 Year	3 Years	5 years	10 years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/10/98	-22.58%	-3.42%	1.12%	1.98%	2.24%	N/A	N/A	1.05%	1.05%
Class A Shares	7/31/98	-26.33%	-5.18%	-0.10%	1.26%	1.56%	4.75%	N/A	1.30%	1.30%
Class C Shares	4/20/00	-24.00%	-4.31%	0.15%	1.00%	1.25%	N/A	1.00%	2.01%	2.01%
Average Mixed-Asset Target Allocation Moderate Peer(5)		-19.84%	-3.41%	0.70%	1.54%	N/A	N/A	N/A	N/A	N/A
60/40 Hybrid of the S&P 500® Index/Barclays U.S. Aggregate Bond Index		-18.56%	-2.25%	1.10%	1.60%	N/A	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		5.36%	6.30%	5.01%	5.88%	N/A	N/A	N/A	N/A	N/A
S&P 500® Index		-32.57%	-8.24%	-1.90%	-1.71%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)	The S&P 500® Index is a widely-used, unmanaged index of 500 common stocks.
(3)	The Barclays U.S. Aggregate Bond Index is an unmanaged market value weighted index of fixed income securities.
(4)	The 60/40 Hybrid of S&P 500® and Barclays U.S. Aggregate Bond index is a blend of 60% S&P 500® Daily Reinvest Index and 40% Barclays U.S. Aggregate Bond Index, as calculated by the Adviser.
(5)	Peer-group performance is derived from data provided by Lipper Inc.
(6)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(7)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

The indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

INTERNATIONAL EQUITY FUND OVERVIEW

May 31, 2009

Martin C. Schulz, J.D.

Managing Director,

International Equity

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

How did international equities perform over the last year?

The MSCI EAFE® Index(2) was down (36.61)% for the one-year period ended May 31, 2009. Global equity markets experienced a difficult year as the credit crunch spread from the financial markets to the real economy.

International markets did have a sharp reversal in March, led by stronger than expected growth in emerging markets and Asian economies, and registered better performance than U.S. domestic markets.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2009, the International Equity Fund returned (38.19)% to C shares investors(1) and (36.94)% to I shares investors while the Fund’s benchmark, the MSCI EAFE® Index, returned (36.61)%. The Average International Multi-Cap Core Peer(3) returned (36.14)% during the period.

The value component of the fund underperformed its benchmark for the one-year period due to security selection decisions within Financials and Industrials. Allocation selection decisions in Ireland also detracted from performance. The value portion of the fund had strong relative returns from the beginning of 2009 thru May 31, 2009.

The growth portion of the portfolio had strong returns for the one-year period. In December, the team began to move out of stable and defensive growth companies and increased the portfolio’s exposure to more cyclically oriented and smaller market cap securities as we believed that the outsized, global government and monetary stimulus was beginning to positively affect global economic activity. This movement, along with an allocation to China and other non-EAFE nations, added positively to performance.

Within country allocation, an underweight to the United Kingdom and an overweight to Japan and China added to returns. In general, an overweight to emerging markets added to performance. Overweights to Ireland, Norway, and South Africa all detracted from returns. Although security selection within Financials and Industrials detracted from returns, individual stock performance within Consumer Discretionary, Consumer Staples, Materials and Utilities added to returns.

What are your thoughts going into the next 12 months? How is the Fund positioned?

We remain bullish longer term particularly on Asia but believe that global markets may experience further heightened volatility during 2009 as investors deal with deflationary and inflationary risks and the aftereffects of the global economic slowdown. However, we remain vigilant and are monitoring deflationary pressures, commodity prices, and geopolitical and policy risks. We continue to search globally for value companies and earnings growth stories that have high quality balance sheets and sound management teams taking advantage of any near term market volatility.

The table below presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2009.

International Equity Fund

United Kingdom	18.3%
Japan	12.9
Germany	7.0
Switzerland	6.4
China	5.4
Australia	5.0
Ireland	5.0
Finland	4.5
Twenty-one other countries	28.9
Affiliated Money Market Fund	6.6
100.0%

Average Annual Total Returns as of 5/31/09(5)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses ***
Class I Shares	8/1/97	-36.94%	-6.99%	3.12%	1.82%	2.35%	N/A	N/A	1.25%	1.25%
Class A Shares	8/1/97	-40.59%	-8.98%	1.69%	0.97%	1.57%	5.50%	N/A	1.50%	1.50%
Class C Shares	1/5/00	-38.19%	-7.89%	2.16%	0.89%	1.40%	N/A	1.00%	2.20%	2.20%
Average International Multi-Cap Core Peer(3)		-36.14%	-7.22%	3.23%	3.61%	N/A	N/A	N/A	N/A	N/A
MSCI EAFE® Index		-36.61%	-7.80%	2.87%	1.62%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”) of more than 1,000 equity securities of foreign companies is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

LARGE CAP CORE EQUITY FUND OVERVIEW

May 31, 2009

Douglas J. Roman, CFA, CMT

Managing Director,

Large Cap Core/Growth

How did large cap stocks perform over the last year?

The S&P 500® Index (2) was down (32.57)% for the 12-month period ended May 31, 2009. Financials were the biggest detractor from performance and no sector posted positive returns over the 12-month period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2009, the Large Cap Core Equity Fund returned (37.67)% to C shares investors(1) and (36.46)% to I shares investors while the Fund’s benchmark, the S&P 500® Index, returned (32.57)%. The Average Large-Cap Growth Funds Peer(3) returned (32.12)% during the period. The Large Cap Core Equity Fund underperformed the benchmark for the one-year period, which was driven by security selection.

Energy was the weakest-performing sector, as the fund invested in equipment, services, and drilling companies. As oil prices collapsed from highs near $140 to $40, these companies sold off considerably.

Consumer Staples also detracted from returns. As growth in emerging economies slowed, fears that their demand for consumer goods would be negatively impacted followed.

The biggest positive contributors to returns included JP Morgan Chase & Co., Genentech, and General Electric Co. The biggest detractors from performance included Weatherford International Ltd., AES Corp., and Devon Energy Corp.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Effective May 29, 2009 new portfolio managers assumed management of the Allegiant Large Cap Core Equity Fund and the Allegiant Large Cap Growth Fund.

Our process includes investing in a diversified portfolio of large cap common stocks and combining disciplined portfolio construction with flexible security selection that blends both value and growth investment styles. We will invest a large portion of the Fund in companies with market capitalizations similar to the S&P 500® Index. We utilize a systematic, disciplined investment process when selecting individual securities, focusing on a combination of fundamental and technical factors such as the quality of the company’s management team, industry position, the company’s business model and historical growth rates to help identify appropriate investments for the Fund. We may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The table below presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2009.

Portfolio Holdings

Information Technology	18.1%
Healthcare	13.3
Energy	13.2
Financials	12.7
Consumer Staples	12.2
Industrials	10.3
Consumer Discretionary	9.2
Utilities	4.0
Telecommunication Services	3.5
Materials	3.0
Affiliated Money Market Fund	0.5
100.0%

Average Annual Total Returns as of 5/31/09(6)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/1/97	-36.46%	-11.13%	-3.59%	-1.95%	1.42%	N/A	N/A	0.94%	0.94%
Class A Shares	8/1/97	-40.14%	-13.04%	-4.94%	-2.76%	0.67%	5.50%	N/A	1.19%	1.19%
Class C Shares	1/20/00	-37.67%	-12.00%	-4.50%	-2.87%	0.46%	N/A	1.00%	1.89%	1.89%
Average Large-Cap Core Peer(3)		-32.12%	-6.76%	-1.93%	-2.53%	N/A	N/A	N/A	N/A	N/A
Average Large-Cap Growth Peer(3)		-33.43%	-7.54%	-0.88%	-0.85%	N/A	N/A	N/A	N/A	N/A
S&P 500® Index		-32.57%	-8.24%	-1.90%	-1.71%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The S&P 500® Index, a widely-used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)	During the fiscal year ending May 31, 2009, the Fund’s Lipper category changed from Large-Cap Core Funds to Large-Cap Growth Funds.
(5)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(6)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

LARGE CAP GROWTH FUND OVERVIEW

May 31, 2009

Douglas J. Roman, CFA, CMT

Managing Director,

Large Cap Core/Growth

How did large cap stocks perform over the last year?

The Russell 1000® Growth Index was down (30.71)% for the 12-month period ended May 31, 2009. All sectors were negative for the time period, but Energy and Producer Durables had the biggest negative impact on index returns. The Russell 1000® Growth Index did outperform the Russell 1000® Value Index, due mostly to its significantly lower weight in Financials.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2009, the Large Cap Growth Fund returned (38.47)% to C shares investors(1) and (37.24)% to I shares investors while the Fund’s benchmark, the Russell 1000® Growth Index(2), returned (30.71)%. The Average Multi-Cap Growth Funds Peer(3) returned (33.43)% during the period. The Large Cap Growth Fund underperformed the benchmark for the one-year period, which was driven by security selection.

The Consumer Discretionary sector was the biggest negative detractor from performance. The long-term theme driving security selection in this sector was that baby boomers would seek higher-end experiences over the consumption of goods. This led to investments in casinos and gambling, as well as lodging. With 40% of global wealth destroyed over the last year, the new mindset is likely to be one of savings. This negatively impacted holdings in this sector including International Game Technology, Las Vegas Sands Corp., MGM Mirage, and Starwood Hotels & Resorts Worldwide.

The Consumer Staples sector also detracted from returns as holdings levered to international growth struggled through a global recession. These included Bunge Ltd., General Mills Inc., and Procter & Gamble Co.

The top holdings that affected returns positively included Colgate-Palmolive Co., CME Group Inc., and Citrix Systems Inc. The biggest detractors from performance included Las Vegas Sands Corp., Diamond Offshore Drilling Inc., and ON Semiconductor Corp.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Effective May 29, 2009 new portfolio managers assumed management for the Allegiant Large Cap Core Equity Fund and the Allegiant Large Cap Growth Fund. The Adviser for the Large Cap Growth Fund invests in a diversified portfolio of growth oriented large cap common stocks.

Our process includes investing in a diversified portfolio of large cap common stocks and combining disciplined portfolio construction with flexible security selection that blends both value and growth investment styles. We will invest a large portion of the Fund in companies with market capitalizations similar to the S&P 500® Index. We utilize a systematic, disciplined investment process when selecting individual securities, focusing on a combination of fundamental and technical factors such as the quality of the company’s management team, industry position, the company’s business model and historical growth rates to help identify appropriate investments for the Fund. We may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The table below presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2009.

Portfolio Holdings

Technology	28.2%
Consumer Discretionary	13.3
Healthcare	13.2
Producer Durables	11.8
Consumer Staples	10.1
Energy	9.3
Financial Services	7.4
Materials	4.1
Utilities	2.2
Affiliated Money Market Fund	0.4
100.0%

Average Annual Total Returns as of 5/31/09(6)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/20/89	-37.24%	-10.70%	-4.51%	-4.30%	5.28%	N/A	N/A	0.94%	0.94%
Class A Shares	4/15/91	-40.86%	-12.56%	-5.81%	-5.08%	4.71%	5.50%	N/A	1.19%	1.19%
Class C Shares	1/27/00	-38.47%	-11.55%	-5.41%	-5.15%	4.47%	N/A	1.00%	1.89%	1.89%
Average Large-Cap Growth Peer(3)		-32.12%	-6.76%	-1.93%	-2.53%	N/A	N/A	N/A	N/A	N/A
Average Multi-Cap Growth Peer(3)		-33.43%	-7.54%	-0.88%	-0.85%	N/A	N/A	N/A	N/A	N/A
Russell 1000® Growth Index		-30.71%	-5.93%	-1.80%	-3.64%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)	During the fiscal year ended May 31, 2009, the Fund’s Lipper category changed from Large-Cap Growth Funds to Multi-Cap Growth Funds.
(5)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(6)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

LARGE CAP VALUE FUND OVERVIEW

May 31, 2009

D. Andrew Shipman, CFA

Portfolio Manager,

Large Cap Value

How did large cap value stocks perform over the last year?

The Russell 1000® Value Index was down (35.35)% for the 12-month period ended May 31, 2009. All sectors were negative for the time period, but Financials, Energy, and Industrials were the worst-performing areas.

Large value stocks underperformed large growth stocks for the period as a whole, due to the significant weight of Financials in the Russell 1000® Value Index. As equity markets rallied starting in early March, large value stocks did outperform large growth.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2009, the Large Cap Value Fund returned (33.95)% to C shares investors(1) and (32.68)% to I shares investors while the Fund’s benchmark, the Russell 1000® Value Index(2), returned (35.35)%. The Average Large-Cap Value Funds Peer(3) returned (33.39)% during the period.

The fund outperformed its benchmark over the one-year period driven by strong sector allocation and security selection. An underweight to Financials, specifically commercial banks, added positively to returns. Our underweight was driven by caution regarding the possible effects of the credit cycle, higher unemployment and government ownership. The underweight had overall positive effects, though it has been a headwind since early March.

The strongest performing sector in the portfolio was Consumer Discretionary, driven by security selection. Holdings contributing positively to returns included Cablevision, Yahoo!, Gap, and Wal-Mart. In selecting these stocks, we focused on the high quality nature of the balance sheets and valuations which fell well below the historical averages, presenting us with the opportunity to buy strong franchises at a significant discount.

The most significant individual contributors to performance included Citigroup Inc., JPMorgan Chase & Co., Lorillard Inc., McAfee Inc., and Bristol-Myers Squibb Inc. The biggest detractors included XL Capital Ltd., Exxon Mobil Corp., and Forest Oil Corp.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Much of the rally since early May has been driven by the lower quality, smaller size companies, though that has become less dominant in the last month of the period. The consensus market outlook has become considerably more positive with too much focus, in our opinion, on small economic positives. We remain cautious investors in the face of the ongoing recession, still-increasing unemployment figures, an increasing savings rate of the U.S. consumer, rumblings of commercial real estate and credit card losses, and a nearly certain increase in interest rates, tax rates, and regulation going forward. While there has been an incredible amount of stimulus pumped into the global markets and the incrementally positive tone of the market may in and of itself ultimately lead to positive economic results, we believe there is still much uncertainty in the near term and prefer to remain focused on higher quality companies with strong cash flows and stable balance sheets that can thrive in this recession, however long it may last.

The table below presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2009.

Portfolio Holdings

Energy	21.7%
Financials	20.4
Healthcare	12.3
Consumer Staples	9.0
Information Technology	8.6
Consumer Discretionary	7.4
Telecommunication Services	5.7
Industrials	5.5
Materials	4.4
Utilities	3.6
Affiliated Money Market Fund	1.4
100.0%

Average Annual Total Returns as of 5/31/09(5)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/1/94	-32.68%	-8.87%	-0.07%	0.64%	6.34%	N/A	N/A	0.93%	0.93%
Class A Shares	8/22/94	-36.53%	-10.78%	-1.43%	-0.19%	5.66%	5.50%	N/A	1.18%	1.18%
Class C Shares	1/27/00	-33.95%	-9.75%	-1.02%	-0.32%	5.33%	N/A	1.00%	1.88%	1.88%
Average Large-Cap Value Peer(3)		-33.39%	-9.82%	-1.86%	-0.30%	N/A	N/A	N/A	N/A	N/A
Russell 1000® Value Index		-35.35%	-10.70%	-1.52%	0.21%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 companies that have lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

MID CAP VALUE FUND OVERVIEW

May 31, 2009

Michael E. Santelli, CFA, CPA

Managing Director,

Mid Cap Value Equity

Investments in mid-sized companies present greater risk of loss than investments in large companies.

How did mid cap value stocks perform over the last year?

The Russell MidCap® Value Index, was down (36.84)% for the one-year period ended May 31, 2009. Although all sectors were down for the time period, a heavy weight to Financials was the biggest contributor to negative returns, like many of the value indices.

Mid caps fared worse than both small and large cap stocks over the time period when comparing the Russell 1000, Mid Cap, and 2000 indices; however, they had the strongest performance in the last three months ended May 31, 2009.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2009, the Mid Cap Value Fund returned (35.47)% to C shares investors(1) and (34.22)% to I shares investors while the Fund’s benchmark, the Russell MidCap® Value Index(2), returned (36.84)%. The Average Mid-Cap Value Funds Peer(3) returned (33.29)% during the period. The fund outperformed its benchmark for the one-year period, which was driven by security selection. Sector allocation had a small negative impact.

Financials was the strongest area of performance driven by both an underweight to the sector and security specific selection. We avoided both Real Estate Investment Trusts (“REITs”) and commercial banks throughout the time period. Within REITs, we were concerned about the amount of leverage in these companies and continue to find more attractive valuations elsewhere. As for commercial banks, weak balance sheets and the need for additional capital infusions kept these stocks out of the fund. We instead concentrated our exposure in asset managers and property and casualty insurance companies, such as Northern Trust, INVESCO, Everest Re, and Partner Re.

An overweight to Technology and security selection within the sector also added significantly to returns. Tellabs Inc., Broadridge Financial Solutions, and Check Point Software were positive contributors.

Security selection within Consumer Staples detracted from returns. Safeway Inc. and Tyson Foods, Inc. had the biggest negative impact on performance.

The most significant contributors to performance included Darden Restaurants Inc., Hormel Foods Corp., Sunoco Inc., PG&E Corp., and Tellabs Inc. The biggest individual detractors from returns included Arch Coal Inc., Wellcare Health Plans Inc., Seagate Technology Inc., and Louisiana-Pacific Corp.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Our process of estimating intrinsic value focuses on forecasting five value drivers: revenue growth, margins, asset turns, the competitive advantage period, and the discount rate. The current environment has caused us to make some changes in our forecasts of those five value drivers. We are more conservative in estimating revenue growth and we are forecasting margin pressure in 2009 and 2010. Mathematically, lower revenues will drive lower asset turns because companies usually cannot or do not shed assets in the short term as revenues fall. Finally, we have increased our discount rates to reflect the higher cost of capital, and we have further increased the discount rate on companies with weaker balance sheets to reflect higher risk premiums in the market. As a result, we are investing in companies with strong balance sheets to weather the storm and avoiding those companies with low-quality balance sheets that may end up in financial distress.

The table below presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2009.

Portfolio Holdings

Financials	19.2%
Energy	11.9
Utilities	11.0
Information Technology	10.5
Healthcare	10.1
Consumer Discretionary	10.0
Consumer Staples	9.1
Materials	7.5
Industrials	7.1
Affiliated Money Market Fund	3.6
100.0%

Average Annual Total Returns as of 5/31/09(5)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/1/02	-34.22%	-9.98%	1.01%	4.51%	N/A	N/A	1.04%	1.04%
Class A Shares	7/1/02	-37.92%	-11.85%	-0.35%	3.34%	5.50%	N/A	1.29%	1.29%
Class C Shares	6/2/03	-35.47%	-10.83%	0.05%	3.65%	N/A	1.00%	1.99%	1.99%
Average Mid-Cap Value Peer(3)		-33.29%	-9.41%	-0.21%	N/A	N/A	N/A	N/A	N/A
Russell Midcap® Value Index		-36.84%	-10.95%	0.23%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell Midcap® Value Index, an unmanaged index comprised of securities which have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2009

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Investments in mid-sized and small companies present greater risk of loss than investments in large companies.

How did mid-cap growth, small cap growth, small cap core and small cap value equities perform over the last year?

The Russell Midcap® Growth Index was down (35.72)% for the one-year period ended May 31, 2009. The Energy and Industrials sectors were the biggest drags on performance.

Mid-caps fared worse than both small and large cap stocks over the time period when comparing the Russell 1000®, Russell Midcap®, and Russell 2000® indices; however, they have had the strongest performance in the last three months as of May 31, 2009.

The Russell 2000® Growth Index was down (31.55)% for the one-year period ended May 31, 2009. Healthcare and Industrials were the worst-performing sectors in the index.

The Russell 2000® Index was down (31.79)% for the one-year period ended May 31, 2009. Surprising some, small cap stocks outperformed large and mid caps for the year, when comparing the Russell 2000®, Russell 1000®, and Russell Midcap® indices.

The Russell 2000® Value Index was down (32.22)% for the one-year period ended May 31, 2009. As measured by the Russell 1000® Value, Russell Midcap® Value, and Russell 2000® Value indices, small cap value stocks outperformed large and mid cap value.

All sectors in the Russell 2000® Index were negative for the one-year period, however the biggest detractors were the Financials and Industrials sectors. Consumer Staples and Utilities were the strongest performers, but were still negative for the time period.

What factors impacted the Funds’ performance?

Allegiant Multi-Factor Mid Cap Growth Fund

During the fiscal year ended May 31, 2009, the Multi-Factor Mid Cap Growth Fund returned (36.05)% to C shares investors(1) and (34.90)% to I shares investors while the Fund’s benchmark, the Russell Midcap® Growth Index(2), returned (35.72)%. The Average Mid-Cap Growth Peer(6) returned (36.08)% during the period. The fund outperformed its benchmark for the one-year period due to sector allocation effects. Security selection had a negative impact on performance.

Our alpha model drove overweights to both Consumer Staples and Materials which added positively to performance. Security selection in these sectors also added to returns. Within Staples, an overweight to food products added positively as these stocks were considered less affected by the economic recession. Metals and mining stocks within Materials performed well as emerging market growth picked up in March of 2009.

Consumer Discretionary was the strongest performing sector in the portfolio, as a result of an overweight to the group and strong security selection.

Healthcare was the biggest detractor from returns, as a result of security selection effects. Biotechnology had the biggest negative impact, including Biogen Idec Inc. and Cephalon Inc. Though these had screened well in our alpha model, fundamental issues hurt the stocks over the time period.

The biggest positive contributors to performance included Netease.com Inc., UST, Western Digital Corp., and Aeropostale Inc. The largest detractors from performance included Aqua America Inc., McDermott International Inc., Satyam Computer Services Ltd., and Man Tech International Corp.

Allegiant Multi-Factor Small Cap Core Fund

During the fiscal year ended May 31, 2009, the Multi-Factor Small Cap Core Fund returned (40.02)% to A shares investors(1) and (36.38)% to I shares investors while the Fund’s benchmark, the Russell 2000® Index(3) , returned (31.79)%. The Average Small-Cap Growth Peer(6) returned (33.58)% during the period. The fund underperformed its benchmark for the one-year period due to security selection effects. Sector allocation had a positive impact on performance.

Healthcare was the biggest negative impact on returns, driven by security selection within the biotechnology, life sciences, and equipment and supplies industries. Cardiac Science Corp., Icon PLC, and PAREXEL International Corp. were among the worst performers in the sector.

Security selection in Industrials also detracted from returns. The alpha model drove slight overweights in this sector, which did add positively, but weak economic demand worked against capital intensive machinery and building product stocks.

Top contributors to performance included Shanda Interactive Entertainment Ltd., Interwoven Inc., Netease.com Inc., and Casey’s General Stores Inc. Stocks with the largest negative impact included ReneSola Ltd., PAREXEL International Corp., Western Refining Inc., and Cardiac Science Corp.

Allegiant Multi-Factor Small Cap Growth Fund

During the fiscal year ended May 31, 2009, the Multi-Factor Small Cap Growth Fund returned (40.47)% to A shares investors(1) and (36.87)% to I shares investors while the Fund’s benchmark, the Russell 2000® Growth Index(4), returned (31.55)%. The Average Small-Cap Growth Peer(6) returned (33.58)% during the period. The fund underperformed its benchmark for the one-year period due entirely to security selection factors. Sector allocation had positive effects in nine out of 10 sectors.

Security selection within Healthcare was the biggest driver of underperformance. Cardiac Science Corporation develops, manufactures, and markets diagnostic and therapeutic cardiology devices and systems, with its lead product being an external defibrillator. A weak economic environment has impacted demand for its products, leading the stock down significantly over the time period. PAREXEL International Corp. also weighed on returns as the company lowered 2009 earnings estimates.

While Healthcare accounted for the bulk of underperformance, security selection in Consumer Staples also detracted. The fund was overweight the sector which added positively to returns; however, food and personal product holdings detracted.

The biggest positive contributors to performance included Aaron’s Inc., Netease.com Inc., Isle of Capri Casinos Inc., and Arris Group Inc. The biggest detractors included Cardiac Science Corp., Amkor Technologies Inc., KHD Humboldt Wedag International, and Spartan Stores Inc.

Allegiant Multi-Factor Small Cap Value Fund

During the fiscal year ended May 31, 2009, the Multi-Factor Small Cap Value Fund returned (35.73)% to C shares investors(1) and (34.41)% to I shares investors while the Fund’s benchmark, the Russell 2000® Value Index(5), returned (32.22)%. The Average Small-Cap Value Peer(6) returned (31.42)% during the period. The fund underperformed its benchmark for the one-year period, driven by security selection effects. Sector allocation added positively to performance.

Healthcare was the biggest detractor from returns for the 12-month period. An overweight to the group did add positively, but security selection within providers and services, life sciences, and pharmaceuticals detracted. Varian Inc. and inVentive Health Inc. were among the detractors.

Telecommunications was the strongest performing sector in the fund due to positive effects from both security selection and an underweight to the group.

Sector allocation had a positive overall effect. The fund was significantly underweight the Consumer Discretionary sector, though we added to the sector in late 2008. Our underweight to Financials also added positively.

Stocks having a positive impact on performance included Sybase Inc., AMERISAFE Inc., and Digital Realty Trust Inc. Stocks with the biggest negative impact included Pacer International Inc., Schnitzer Steel Industries, Inc., and Methanex Corp.

Allegiant Small Cap Growth Fund

During the fiscal year ended May 31, 2009, the Small Cap Growth Fund returned (37.97)% to C shares investors(1) and (36.69)% to I shares investors while the Fund’s benchmark, the Russell 2000® Growth Index(4), returned (31.55)%. The Average Small-Cap Growth Peer(7) returned (33.58)% during the period. The fund underperformed its benchmark for the one-year period, driven by security selection effects. Sector allocation added positively to performance.

Security selection within Healthcare was the biggest driver of underperformance. Cardiac Science Corporation develops, manufactures, and markets diagnostic and therapeutic cardiology devices and systems, with its lead product being an external defibrillator. A weak economic environment has impacted demand for its products, leading the stock down significantly over the time period. PAREXEL International Corp. also weighed on returns as the company lowered 2009 earnings estimates.

While Healthcare accounted for the bulk of underperformance, security selection in Consumer Staples also detracted. The fund was overweight the sector which added positively to returns; however, food and personal product holdings detracted.

The biggest positive contributors to performance included Aaron’s Inc., Netease.com Inc., Isle of Capri Casinos Inc., and Arris Group Inc. The biggest detractors included Cardiac Science Corp., Amkor Technologies Inc., KHD Humboldt Wedag International, and Spartan Stores Inc.

What are your thoughts going into the next 12 months? How are the Funds positioned?

Given the dramatic shifts between momentum and valuation factors, performance in our funds has struggled. Though this has been a volatile time period, we have not made changes to our philosophy or process. We build our alpha model with factors that have worked well over the long term. Though recent market moves have not affected our current factors, we continue to be vigilant in monitoring alternatives. The

Allegiant Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2009

best-factor overlay process has added value since implementation in the second quarter. The goal of the best-factor model is to further distill our buy list. We continue to monitor both our model and process to find the best combination of factors to outperform in this environment. We expect the recovery to be muted and a return to normalcy to be a longer, drawn out process. That said, we are positioned in companies ready to take advantage of a recovery, but also strong enough to survive a more prolonged down turn. We continue to focus on finding companies with strong balance sheets and attractive valuations to mitigate the ongoing risks in the market.

Effective July 24, 2009, the Allegiant Multi-Factor MidCap Growth and Small Cap Growth Funds will be merged into the Allegiant Multi-Factor Small Cap Growth Fund.

(1)

Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)

The Russell Midcap® Growth Index, an unmanaged index of medium-sized growth stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small company stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(6)	Peer-group performance is derived from data provided by Lipper Inc.

The tables below present portfolio holdings as a percentage of total investments before collateral for loaned securities, if any, for each of the Allegiant Structured Equity Funds as of May 31, 2009.

Multi-Factor Mid Cap Growth Fund

Consumer Discretionary	21.4%
Industrials	17.4
Healthcare	15.7
Information Technology	14.1
Energy	8.8
Materials	6.8
Financials	6.6
Telecommunication Services	4.3
Affiliated Money Market Fund	2.7
Utilities	2.2
100.0%

Multi-Factor Small Cap Core Fund

Financials	20.5%
Information Technology	15.3
Healthcare	14.9
Industrials	14.7
Consumer Discretionary	13.2
Energy	8.7
Materials	4.4
Utilities	4.0
Affiliated Money Market Fund	2.6
Consumer Staples	1.3
Telecommunication Services	0.4
100.0%

Multi-Factor Small Cap Growth Fund

Information Technology	28.5%
Consumer Discretionary	16.7
Industrials	15.6
Healthcare	14.6
Financials	12.1
Energy	3.3
Materials	3.2
Consumer Staples	2.9
Utilities	1.3
Telecommunication Services	1.0
Affiliated Money Market Fund	0.8
100.0%

Multi-Factor Small Cap Value Fund

Financials	28.6%
Industrials	16.3
Information Technology	13.7
Consumer Discretionary	10.2
Healthcare	7.4
Consumer Staples	6.6
Materials	5.6
Utilities	5.0
Energy	4.2
Affiliated Money Market Fund	2.0
Telecommunication Services	0.4
100.0%

Small Cap Growth Fund

Information Technology	29.4%
Consumer Discretionary	17.2
Industrials	16.3
Healthcare	15.3
Financials	8.7
Energy	3.4
Materials	3.3
Consumer Staples	3.0
Affiliated Money Market Fund	2.1
Utilities	1.3
100.0%

Allegiant Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31, 2009

Growth of a $10,000 Investment*(a )(b)

Multi-Factor Mid Cap Growth Fund

Class I Shares
Class C Shares
Russell Midcap® Growth Index(2)
Average Mid-Cap Growth Peer(6)
Dollars (in Thousands)
100
90
80
70
60
50
40
30
20
10
0
10/88
5/89
5/90
5/91
5/92
5/93
5/94
5/95
5/96
5/97
5/98
5/99
5/00
5/01
5/02
5/03
5/04
5/05
5/06
5/07
5/08
5/09

Multi-Factor Small Cap Core Fund

Class I Shares
Class A Shares
Russell 2000® Index(3)
Average Small-Cap Growth Peer(6)
Dollars (in Thousands)
20
15
10
5
9/05
5/06
5/07
5/08
5/09

Multi-Factor Small Cap Growth

Class I Shares
Class A Shares
Russell 2000® Growth Index(4)
Average Small-Cap Growth Peer(6)
Dollars (in Thousands)
15
10
5
9/05
5/06
5/07
5/08
5/09

Growth of a $10,000 Investment*(a)(b)

(*)

The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares only, with the exception of the Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds which present Class I and Class A Shares. The performance of Class A and Class C Shares (except for the Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)	The Russell Midcap® Growth Index is an unmanaged index of medium-sized growth stocks.
(3)	The Russell 2000® Index is an unmanaged index of companies widely representative of small capitalization companies based on market capitalization.
(4)	The Russell 2000® Growth Index is an unmanaged index of 2,000 small company stocks.
(5)	The Russell 2000® Value Index is an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values.
(6)	Peer-group performance is derived from data provided by Lipper Inc.
(7)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Allegiant Equity Funds

STRUCTURED EQUITY FUNDS OVERVIEW

May 31 , 2009

Average Annual Total Returns as of 5/31/2009(1)

Multi-Factor Mid Cap Growth Fund(3)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	10/31/88	-34.90%	-10.15%	-3.18%	-2.18%	5.96%	N/A	N/A	1.45%	0.90%
Class A Shares	10/31/88	-38.57%	-12.05%	-4.50%	-2.98%	5.51%	5.50%	N/A	1.70%	1.15%
Class C Shares	6/15/00	-36.05%	-10.97%	-4.09%	-3.01%	4.99%	N/A	1.00%	2.41%	1.86%
Average Mid-Cap Growth Peer(2)		-36.08%	-8.42%	-0.80%	1.11%	N/A	N/A	N/A	N/A	N/A
Russell Midcap® Growth Index		-35.72%	-8.19%	-0.22%	0.65%	N/A	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Core Fund

	Date of Inception	1 Year	3 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	9/30/05	-36.38%	-13.82%	-8.77%	N/A	N/A	1.27%	0.96%
Class A Shares	9/30/05	-40.02%	-15.64%	-10.36%	5.50%	N/A	1.52%	1.21%
Class C Shares	9/30/05	-37.20%	-13.97%	-8.83%	N/A	1.00%	1.52%	1.21%
Average Small-Cap Growth Peer(2)		-33.58%	-10.51%	N/A	N/A	N/A	N/A	N/A
Russell 2000® Index		-31.79%	-10.14%	N/A	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Growth Fund

	Date of Inception	1 Year	3 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	9/30/05	-36.87%	-11.47%	-8.11%	N/A	N/A	1.70%	0.96%
Class A Shares	9/30/05	-40.47%	-13.32%	-9.72%	5.50%	N/A	1.95%	1.21%
Average Small-Cap Growth Peer(2)		-33.58%	-10.51%	N/A	N/A	N/A	N/A	N/A
Russell 2000® Growth Index		-31.55%	-8.79%	N/A	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Value Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/26/94	-34.41%	-16.75%	-5.85%	4.33%	7.86%	N/A	N/A	1.22%	1.22%
Class A Shares	8/15/94	-38.17%	-18.51%	-7.14%	3.48%	7.12%	5.50%	N/A	1.47%	1.47%
Class C Shares	1/27/00	-35.73%	-17.57%	-6.76%	3.34%	6.83%	N/A	1.00%	2.17%	2.17%
Average Small-Cap Value Peer(2)		-31.42%	-10.84%	-0.94%	5.56%	N/A	N/A	N/A	N/A	N/A
Russell 2000® Value Index		-32.22%	-11.62%	-1.24%	5.41%	N/A	N/A	N/A	N/A	N/A

Small Cap Growth

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/1/97	-36.69%	-11.41%	-5.83%	-3.10%	-2.39%	N/A	N/A	1.73%	1.28%
Class A Shares	8/1/97	-40.37%	-13.30%	-7.15%	-3.90%	-3.10%	5.50%	N/A	1.98%	1.53%
Class C Shares	1/20/00	-37.97%	-12.29%	-6.74%	-3.97%	-3.28%	N/A	1.00%	2.69%	2.24%
Average Small-Cap Growth Peer(2)		-33.58%	-10.51%	-2.33%	1.38%	N/A	N/A	N/A	N/A	N/A
Russell 2000® Growth Index		-31.55%	-8.79%	-1.31%	-0.70%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Peer-group performance is derived from data provided by Lipper Inc.
(3)

With respect to the Multi-Factor Mid Cap Growth Fund, performance information before June 9, 2000 represents performance of the Parkstone Mid Capitalization Fund, which was reorganized into the Allegiant Mid Cap Growth Fund on that date.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

S&P 500® INDEX FUND OVERVIEW

May 31, 2009

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

How did large cap stocks perform over the last year?

The S&P 500® Index was down (32.57)% for the 12-month period ended May 31, 2009. Financials were the biggest detractor from performance and no sector posted positive returns over the 12-month period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2009, the S&P 500® Index Fund returned (34.03)% to C shares investors(1) and (32.63)% to I shares investors while the Fund’s benchmark, the S&P 500® Index(2), returned (32.57)%. The Average S&P 500® Index Peer(3) returned (32.84)% during the period. All sectors posted negative returns for the one-year period.

Financials were the biggest detractor from performance. At 13% of the index, the sector was down nearly 48% over the last 12-months. The sector continued to suffer the effects of the credit crisis and system-wide deleveraging. The group has performed strongly since market lows at the beginning of March.

Industrials also detracted considerably as global growth collapsed and demand for capital goods and equipment fell sharply. Given renewed growth in some emerging market economies, companies in this area are seeing demand reignite, though investors remain concerned about its sustainability.

Six of the 10 sectors in the index outperformed the index average. These included Consumer Discretionary, Consumer Staples, Healthcare, Information Technology, Telecomm, and Utilities. Many of these have been viewed by investors as “defensive sectors” and safe places to invest as other areas deal with the current recession.

What are your thoughts going into the next 12 months? How is the Fund positioned?

After reaching all-time highs, market volatility has declined considerably and equity markets have rallied since the beginning of March. Analysts are quickly lowering their earnings guidance going forward and we believe this is a positive making it easier for companies to beat lowered expectations which usually result in these stocks rallying if/when they beat. As earnings expectations better reflect economic reality, we would expect less market volatility, though we do not expect economic growth to quickly return to pre-recession levels.

The table below presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2009.

Portfolio Holdings

Information Technology	17.5%
Healthcare	13.7
Financials	13.4
Energy	12.8
Consumer Staples	11.8
Industrials	10.0
Consumer Discretionary	8.8
Utilities	3.8
Telecommunication Services	3.4
Materials	3.4
Exchange Traded Fund	0.8
Affiliated Money Market Fund	0.6
100.0%

Average Annual Total Returns as of 5/31/09(5)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/10/98	-32.63%	-8.42%	-2.16%	-2.01%	-0.65%	N/A	N/A	0.36%	0.36%
Class A Shares	10/15/98	-34.59%	-9.49%	-2.91%	-2.51%	-1.15%	2.50%	N/A	0.61%	0.61%
Class C Shares	1/17/00	-34.03%	-9.39%	-3.14%	-3.01%	-1.66%	N/A	1.00%	1.36%	1.36%
Average S&P 500® Index Peer(3)		-32.84%	-8.70%	-2.37%	-2.17%	N/A	N/A	N/A	N/A	N/A
S&P 500® Index		-32.57%	-8.24%	-1.90%	-1.71%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The S&P 500® Index, a widely-used unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

SMALL CAP CORE FUND OVERVIEW

May 31, 2009

Gordon A. Johnson

Managing Director,

Small Cap Core

Investments in small capitalization companies present greater risk of loss than investments in large companies.

How did small cap stocks perform over the last year?

The Russell 2000® Index was down (31.79)% for the one-year period ended May 31, 2009. Surprising some, small cap stocks outperformed large and mid caps for the year, when comparing the Russell 2000®, Russell 1000®, and Russell Midcap® indices.

All sectors in the Russell 2000® Index were negative for the one-year period; however, the biggest detractors were the Financials and Industrials sectors. Consumer Staples and Utilities were the strongest performers, but were still negative for the time period.

What factors impacted the Fund’s performance versus the benchmark?

During the fiscal year ended May 31, 2009, the Small Cap Core Fund returned (35.82)% to C shares investors(1) and (34.57)% to I shares investors while the Fund’s benchmark, the Russell 2000® Index(2), returned (31.79)%. The Average Small-Cap Core Peer(3) returned (31.97)% during the period. The fund underperformed its benchmark for the one-year period due to both sector allocation and security selection effects.

Healthcare had the biggest negative impact to returns due to security selection, though an underweight to the sector did add positively. We look for companies with strong cash flow prospects trading at attractive valuations but overall, we have seen very few opportunities in this sector. Syneron Medical Ltd., Wellcare Health Plans Inc., and Pharmaceutical Product Development had the biggest negative impact.

An overweight to Materials added positively to returns; however, security selections detracted. Metals, mining, and chemical companies all suffered as investors priced in significant future declines in demand early in the time period, but performance has rebounded with the recent recovery.

The fund had strong positive returns in the Consumer Discretionary sector due to strong security selection. Netflix Inc., Strayer Education Inc., and Carter’s Inc. all added positively to returns.

The most significant positive contributors to performance included Netflix Inc., ICF International Inc., Digital River Inc., and j2 Global Communications Inc. The biggest detractors included ION Geophysical Corp., Oil States International Inc., Wellcare Health Plans Inc., and CrytoLogic Ltd.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Looking forward, we believe there are a significant number of opportunities in the equity market, specifically small cap securities. Small caps have assumed market leadership since the beginning of March, which is typical in an economic recovery. We believe that small cap stocks will offer more attractive growth rate as we emerge from recession and recover in a slower growth environment. We remain committed to our process and are adding incrementally to names with attractive valuations and viable cash flows. We have identified a number of companies with strong growth opportunities who are well positioned to take advantage of recovery and we are looking for ways to add more economic sensitivity to the fund.

The table below presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2009.

Portfolio Holdings

Industrials	21.5%
Information Technology	18.6
Financials	18.1
Consumer Discretionary	11.2
Healthcare	7.7
Materials	7.0
Energy	6.6
Affiliated Money Market Fund	4.1
Consumer Staples	3.1
Utilities	2.1
100.0%

Average Annual Total Returns as of 5/31/09(5)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/2/04	-34.57%	-12.13%	-2.36%	-3.25%	N/A	N/A	1.19%	1.19%
Class A Shares	4/2/04	-38.26%	-13.95%	-3.69%	-4.53%	5.50%	N/A	1.44%	1.44%
Class C Shares	4/2/04	-35.82%	-12.96%	-3.27%	-4.13%	N/A	1.00%	2.14%	2.14%
Average Small-Cap Core Peer(3)		-31.97%	-10.56%	-1.10%	N/A	N/A	N/A	N/A	N/A
Russell 2000® Index		-31.79%	-10.14%	-1.18%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charges (including the contingent deferred sales charge appropriate to each period), operating expenses and fees.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Equity Funds

EXPLANATION OF EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2008 to May 31, 2009), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2009.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2008 to May 31, 2009).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*
Balanced Allocation Fund
Actual
Class I.	$1,000.00	$1,080.70	1.05%	$5.45
Class A	1,000.00	1,079.07	1.30	6.74
Class C	1,000.00	1,076.61	2.01	10.41
Hypothetical**
Class I.	1,000.00	1,019.70	1.05	5.29
Class A	1,000.00	1,018.45	1.30	6.54
Class C	1,000.00	1,014.91	2.01	10.10

International Equity Fund
Actual
Class I.	$1,000.00	$1,266.79	1.29%	$7.29
Class A	1,000.00	1,265.55	1.54	8.70
Class C	1,000.00	1,260.24	2.25	12.68
Hypothetical**
Class I.	1,000.00	1,018.50	1.29	6.49
Class A	1,000.00	1,017.25	1.54	7.75
Class C	1,000.00	1,013.71	2.25	11.30

Large Cap Core Equity Fund
Actual
Class I.	$1,000.00	$1,028.81	0.97%	$4.91
Class A	1,000.00	1,026.37	1.22	6.16
Class C	1,000.00	1,022.71	1.92	9.68
Hypothetical**
Class I.	1,000.00	1,020.09	0.97	4.89
Class A	1,000.00	1,018.85	1.22	6.14
Class C	1,000.00	1,015.36	1.92	9.65

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*

Large Cap Growth Fund
Actual
Class I.	$1,000.00	$1,040.19	1.02%	$5.19
Class A	1,000.00	1,039.65	1.28	6.51
Class C	1,000.00	1,035.67	1.98	10.05
Hypothetical**
Class I.	1,000.00	1,019.85	1.02	5.14
Class A	1,000.00	1,018.55	1.28	6.44
Class C	1,000.00	1,015.06	1.98	9.95

Large Cap Value Fund
Actual
Class I.	$1,000.00	$1,046.35	0.99%	$5.05
Class A	1,000.00	1,045.10	1.24	6.32
Class C	1,000.00	1,041.50	1.94	9.87
Hypothetical**
Class I.	1,000.00	1,020.00	0.99	4.99
Class A	1,000.00	1,018.75	1.24	6.24
Class C	1,000.00	1,015.26	1.94	9.75

Mid Cap Value Fund
Actual
Class I.	$1,000.00	$1,119.27	1.17%	$6.18
Class A	1,000.00	1,117.00	1.42	7.49
Class C	1,000.00	1,116.56	2.12	11.19
Hypothetical**
Class I.	1,000.00	1,019.10	1.17	5.89
Class A	1,000.00	1,017.85	1.42	7.14
Class C	1,000.00	1,014.36	2.12	10.65

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
**	Assumes annual return of 5% before expenses.

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*
Multi-Factor Mid Cap Growth Fund
Actual
Class I.	$1,000.00	$1,119.27	1.17%	$6.18
Class A	1,000.00	1,117.00	1.42	7.49
Class C	1,000.00	1,116.56	2.12	11.19
Hypothetical**
Class I.	1,000.00	1,019.10	1.17	5.89
Class A	1,000.00	1,017.85	1.42	7.14
Class C	1,000.00	1,014.36	2.12	10.65

Multi Factor Small Cap Core Fund
Actual
Class I.	$1,000.00	$971.00	0.95%	$4.67
Class A	1,000.00	970.87	1.21	5.95
Hypothetical**
Class I.	1,000.00	1,019.10	0.95	5.89
Class A	1,000.00	1,017.85	1.21	7.14

Multi Factor Small Cap Growth Fund
Actual
Class I.	$1,000.00	$1,011.22	0.95%	$4.76
Class A	1,000.00	1,009.89	1.20	6.01
Hypothetical**
Class I.	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.95	1.20	6.04

Multi Factor Small Cap Value Fund
Actual
Class I.	$1,000.00	$938.58	1.47%	$7.10
Class A	1,000.00	936.85	1.78	8.60
Class C	1,000.00	933.97	2.48	11.96
Hypothetical**
Class I.	1,000.00	1,017.60	1.47	7.39
Class A	1,000.00	1,016.06	1.78	8.95
Class C	1,000.00	1,012.57	2.48	12.44

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*

S&P 500® Index Fund
Actual
Class I.	$1,000.00	$1,040.87	0.45%	$2.29
Class A	1,000.00	1,038.21	0.70	3.56
Class C	1,000.00	1,034.20	1.45	7.35
Hypothetical**
Class I.	1,000.00	1,022.69	0.45	2.27
Class A	1,000.00	1,021.44	0.70	3.53
Class C	1,000.00	1,017.70	1.45	7.29

Small Cap Core Fund
Actual
Class I.	$1,000.00	$1,094.62	1.25%	$6.53
Class A	1,000.00	1,094.12	1.50	7.83
Class C	1,000.00	1,089.67	2.20	11.46
Hypothetical**
Class I.	1,000.00	1,018.70	1.25	6.29
Class A	1,000.00	1,017.45	1.50	7.54
Class C	1,000.00	1,013.96	2.20	11.05

Small Cap Growth Fund
Actual
Class I.	$1,000.00	$1,021.24	1.66%	$8.37
Class A	1,000.00	1,018.72	1.91	9.61
Class C	1,000.00	1,015.12	2.62	13.16
Hypothetical**
Class I.	1,000.00	1,016.65	1.66	8.35
Class A	1,000.00	1,015.41	1.91	9.60
Class C	1,000.00	1,011.87	2.62	13.14

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
**	Assumes annual return of 5% before expenses.

Allegiant Equity Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees
Robert D. Neary 75	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	31

Dorothy A. Berry 65	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	31

Kelley J. Brennan 67	Chairman of the Audit Committee	Since August 2007	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	31

	Trustee	Since April 2006

John F. Durkott 65	Trustee	Since November 1993	President and Chief Executive Officer, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	31

Richard W. Furst 70	Trustee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance, 2000-2003, Dean and Professor of Finance, 1981-2003, Gatton College of Business and Economics, University of Kentucky; Director, Central Bank & Trust Co.; Director, Central Bancshares.	31

Gerald L. Gherlein 71	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	31

Dale C. LaPorte 67	Chairman of the Legal Compliance Committee	Since May 2009	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP; Director, Invacare Corporation.	31

	Trustee	Since April 2005

Kathleen Cupper Obert 50	Trustee	Since August 2002	Chairman and Chief Executive Officer, Edward Howard & Co. (public relations agency), since 2000.	31
Interested Trustee

John Abunassar 42[5]	President and CEO Trustee	Since November 2008	Executive Vice President, PNC Financial Services Group, Inc., and Chief Executive Officer, Allegiant Asset Management Company, since June 2004; Senior Managing Director of Institutional Asset Management, Banc One Investment Advisers, 2000 – 2003.	31

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years/ Other Directorships	Number of Portfolios in the Fund Complex Overseen by Trustee
Officers
Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 54	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), PNC Financial Services Group, Inc. and Managing Director, Allegiant Asset Management Group (formerly Armada Funds Group), since June 1999; Managing Director, Allegiant Asset Management Company (formerly National City Investment Management Company), since May 1996.	N/A

John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114 43	Treasurer	Since May 2008	Senior Vice President (formerly Vice President), PNC Financial Services Group, Inc. and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 - 2004.	N/A
	Assistant Treasurer	From February 2005 to May 2008

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 41	Assistant Treasurer	Since May 2008	Vice President and Senior Director, Accounting and Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since September 2002.	N/A
	Treasurer	From February 2006 to May 2008

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 55	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 37	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.
[2]	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected and qualified.
[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Abunassar also serve as Chairman and President and CEO, respectively, of Advantage.

[4]

The “Fund Complex” consists of registered investment companies for which Allegiant Asset Management Company (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes 30 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Abunassar is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President of PNC Financial Services Group, Inc. (“PNC”), and (2) he owns shares of common stock and options to purchase common stock of PNC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky and Ms. Talley also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Chief Legal Officer from January 2009 until May 2009 and Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allegiant Funds

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of the Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund, and Small Cap Growth Fund, thirteen of the thirty portfolios constituting the Allegiant Funds (the “Trust”), as of May 31, 2009, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended May 31, 2008 and the financial highlights for each of the years or periods ended May 31, 2008 or prior to May 31, 2008 were audited by other auditors whose report, dated July 18, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios listed in the first paragraph as of May 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 15 to the financial statements, the Small Cap Growth Fund and Multi-Factor Mid Cap Growth Fund (the “Selling Funds) merged into the Multi-Factor Small Cap Growth Fund through a transfer of all of the assets of the Selling Funds in exchange solely for shares of the Multi-Factor Small Cap Growth Fund at the close of business on July 24, 2009.

Chicago, Illinois

July 27, 2009

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(2)
BALANCED ALLOCATION FUND

CLASS I
2009	$10.89	$0.20	$(2.65)	$—		$(0.20)	$—	$8.24	(22.58)%	$137,909	1.02%	2.37%	1.02%	2.37%	93%
2008	11.86	0.22	(0.24)	—	**(3)	(0.24)	(0.71)	10.89	(0.28)	200,150	0.98	2.00	0.98	2.00	126
2007	10.63	0.23	1.51	—		(0.21)	(0.30)	11.86	16.68	149,407	0.97	2.06	0.97	2.06	148
2006	9.95	0.17	0.68	—		(0.17)	—	10.63	8.64	122,916	1.04	1.63	1.04	1.63	223
2005	9.35	0.14	0.61	—		(0.15)	—	9.95	8.01	133,954	1.06	1.49	1.06	1.49	201

CLASS A
2009	$10.90	$0.18	$(2.65)	$—		$(0.17)	$—	$8.26	(22.68)%	$13,863	1.27%	2.11%	1.27%	2.11%	93%
2008	11.88	0.20	(0.25)	—	**(3)	(0.22)	(0.71)	10.90	(0.61)	17,959	1.23	1.75	1.23	1.75	126
2007	10.64	0.20	1.52	—		(0.18)	(0.30)	11.88	16.47	17,125	1.22	1.81	1.22	1.81	148
2006	9.96	0.14	0.69	—		(0.15)	—	10.64	8.35	14,323	1.29	1.38	1.29	1.38	223
2005	9.36	0.12	0.60	—		(0.12)	—	9.96	7.74	17,859	1.31	1.24	1.31	1.24	201

CLASS C
2009	$10.84	$0.12	$(2.64)	$—		$(0.11)	$—	$8.21	(23.24)%	$1,182	1.99%	1.41%	1.99%	1.41%	93%
2008	11.81	0.11	(0.24)	—	**(3)	(0.13)	(0.71)	10.84	(1.25)	2,026	1.96	1.02	1.96	1.02	126
2007	10.59	0.12	1.51	—		(0.11)	(0.30)	11.81	15.60	2,236	1.95	1.08	1.95	1.08	148
2006	9.91	0.07	0.68	—		(0.07)	—	10.59	7.60	1,246	1.99	0.68	1.99	0.68	223
2005	9.33	0.04	0.60	—		(0.06)	—	9.91	6.85	1,685	2.01	0.54	2.01	0.54	201

INTERNATIONAL EQUITY FUND

CLASS I
2009	$17.94	$0.14	$(6.83)	$—		$(0.31)	$—	$10.94	(36.94)%	$238,121	1.28%	1.21%	1.34%	1.15%	37%
2008(4)	18.12	0.27	(0.27)	—	**(3)	(0.18)	—	17.94	0.01	406,546	1.23	1.53	1.38	1.38	43
2007(4)	14.23	0.15	3.77	—		(0.03)	—	18.12	27.61	343,857	1.22	0.95	1.37	0.80	37
2006(4)	11.14	0.15	3.22	—		(0.28)	—	14.23	30.57	264,452	1.34	1.13	1.49	0.98	123
2005	10.18	0.13	0.99	—		(0.16)	—	11.14	10.99	209,121	1.36	1.27	1.46	1.17	225

CLASS A
2009	$17.78	$0.11	$(6.77)	$—		$(0.26)	$—	$10.86	(37.15)%	$10,174	1.53%	0.94%	1.60%	0.87%	37%
2008(4)	17.93	0.21	(0.24)	—	**(3)	(0.12)	—	17.78	(0.18)	19,319	1.48	1.28	1.63	1.13	43
2007(4)	14.10	0.11	3.72	—		— **	—	17.93	27.17	19,630	1.47	0.70	1.62	0.55	37
2006(4)	11.03	0.11	3.21	—		(0.25)	—	14.10	30.39	14,083	1.59	0.88	1.74	0.73	123
2005	10.09	0.13	0.95	—		(0.14)	—	11.03	10.62	11,333	1.61	1.02	1.71	0.92	225

CLASS C
2009	$17.14	$0.01	$(6.47)	$—		$(0.11)	$—	$10.57	(37.58)%	$314	2.23%	0.08%	2.31%	0.00%	37%
2008(4)	17.30	0.07	(0.23)	—	**(3)	—	—	17.14	(0.93)	988	2.20	0.56	2.35	0.41	43
2007(4)	13.69	0.02	3.59	—		—	—	17.30	26.37	1,164	2.19	(0.02)	2.34	(0.17)	37
2006(4)	10.68	0.01	3.12	—		(0.12)	—	13.69	29.43	1,001	2.27	0.20	2.42	0.05	123
2005	9.78	0.05	0.93	—		(0.08)	—	10.68	10.01	1,277	2.30	0.33	2.40	0.23	225

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

Due to its investment strategy, Balanced Allocation Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

(3)	See Note 11 in Notes to Financial Statements.
(4)	Redemption fees received during the year had no effect on the net asset value.

See Notes to Financial Statements.

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
LARGE CAP CORE EQUITY FUND

CLASS I
2009	$11.77	$0.05	$(4.35)	$—		$(0.04)	$(0.13)	$7.30	(36.46)%		$121,950	0.96%	0.59%	0.96%	0.59%	89%
2008	13.48	— **	(0.58)	—	**(2)	(0.09)	(1.04)	11.77	(4.72)		201,994	0.92	0.02	0.92	0.02	83
2007	12.39	0.12	1.79	—		(0.06)	(0.76)	13.48	15.91		235,381	0.92	0.97	0.92	0.97	66
2006	11.54	0.05	1.09	—		(0.04)	(0.25)	12.39	9.98		227,171	0.97	0.43	0.97	0.43	65
2005	10.91	0.08	0.79	—		(0.08)	(0.16)	11.54	7.95		211,478	0.98	0.66	0.98	0.66	69

CLASS A
2009	$11.60	$0.03	$(4.29)	$—		$(0.02)	$(0.13)	$7.19	(36.63)%		$3,343	1.21%	0.34%	1.21%	0.34%	89%
2008	13.33	(0.03)	(0.59)	—	**(2)	(0.07)	(1.04)	11.60	(5.05)		5,361	1.17	(0.23)	1.17	(0.23)	83
2007	12.26	0.09	1.77	—		(0.03)	(0.76)	13.33	15.62		5,918	1.17	0.72	1.17	0.72	66
2006	11.41	0.02	1.10	—		(0.02)	(0.25)	12.26	9.81		5,863	1.22	0.18	1.22	0.18	65
2005	10.81	0.05	0.77	—		(0.06)	(0.16)	11.41	7.53		7,881	1.23	0.41	1.23	0.41	69

CLASS C
2009	$10.95	$(0.03)	$(4.04)	$—		$—	$(0.13)	$6.75	(37.05)%		$148	1.92%	(0.39)%	1.92%	(0.39)%	89%
2008	12.70	(0.11)	(0.56)	—	**(2)	(0.04)	(1.04)	10.95	(5.69)		315	1.89	(0.95)	1.89	(0.95)	83
2007	11.77	— **	1.69	—		—	(0.76)	12.70	14.78		431	1.89	0.00	1.89	0.00	66
2006	11.02	(0.06)	1.06	—		—	(0.25)	11.77	9.11		408	1.90	(0.50)	1.90	(0.50)	65
2005	10.49	(0.03)	0.75	—		(0.03)	(0.16)	11.02	6.82		731	1.92	(0.27)	1.92	(0.27)	69

LARGE CAP GROWTH FUND

CLASS I
2009	$18.53	$0.06	$(6.96)	$—		$(0.06)	$—	$11.57	(37.24)%		$178,605	0.98%	0.46%	0.98%	0.46%	93%
2008	20.80	(0.04)	(0.38)	0.01	(2)	—	(1.86)	18.53	(2.60	)(3)	444,181	0.92	(0.22)	0.92	(0.22)	92
2007	19.77	0.10	3.00	—		(0.16)	(1.91)	20.80	16.51		430,249	0.93	0.44	0.93	0.44	79
2006	19.06	—	1.54	—		(0.19)	(0.64)	19.77	8.02		453,493	0.97	(0.01)	0.97	(0.01)	76
2005	18.71	0.08	0.51	—		—	(0.24)	19.06	3.22		482,538	0.98	0.38	0.98	0.38	78

CLASS A
2009	$18.17	$0.03	$(6.83)	$—		$(0.02)	$—	$11.35	(37.40)%		$14,664	1.24%	0.24%	1.24%	0.24%	93%
2008	20.47	(0.12)	(0.33)	0.01	(2)	—	(1.86)	18.17	(2.79	)(3)	24,234	1.17	(0.47)	1.17	(0.47)	92
2007	19.48	0.05	2.96	—		(0.11)	(1.91)	20.47	16.26		121,321	1.18	0.19	1.18	0.19	79
2006	18.78	(0.05)	1.51	—		(0.12)	(0.64)	19.48	7.74		118,848	1.22	(0.26)	1.22	(0.26)	76
2005	18.49	0.03	0.50	—		—	(0.24)	18.78	2.93		129,193	1.23	0.13	1.23	0.13	78

CLASS C
2009	$16.98	$(0.06)	$(6.37)	$—		$— **	$—	$10.55	(37.85)%		$230	1.94%	(0.49)%	1.94%	(0.49)%	93%
2008	19.38	(0.22)	(0.33)	0.01	(2)	—	(1.86)	16.98	(3.49	)(3)	500	1.89	(1.19)	1.89	(1.19)	92
2007	18.58	(0.10)	2.81	—		—	(1.91)	19.38	15.35		707	1.90	(0.53)	1.90	(0.53)	79
2006	17.94	(0.18)	1.46	—		—	(0.64)	18.58	7.08		826	1.90	(0.94)	1.90	(0.94)	76
2005	17.80	(0.10)	0.48	—		—	(0.24)	17.94	2.20		1,239	1.92	(0.56)	1.92	(0.56)	78

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.
(3)

During the period ended May 31, 2008, 0.05%, 0.05%, and 0.05% of the Large Cap Growth Fund’s Class I, Class A, and Class C total returns, respectively, was attributable to a payment by an affiliate as referenced in Note 11. Excluding this item, the total returns would have been (2.65)%, (2.84)%, and (3.59)%, respectively, for Class I, Class A, and Class C.

See Notes to Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
LARGE CAP VALUE FUND

CLASS I
2009	$16.76	$0.27	$(5.75)	$—		$(0.27)	$(0.29)	$10.72	(32.68)%	$292,811	0.96%	2.20%	0.96%	2.20%	65%
2008	20.99	0.28	(2.33)	—	**(2)	(0.32)	(1.86)	16.76	(10.26)	611,529	0.91	1.52	0.91	1.52	104
2007	18.87	0.29	4.24	—		(0.27)	(2.14)	20.99	25.29	718,669	0.92	1.42	0.92	1.42	71
2006	17.58	0.25	2.62	—		(0.23)	(1.35)	18.87	16.78	582,162	0.97	1.30	0.97	1.30	46
2005	16.44	0.26	1.81	—		(0.25)	(0.68)	17.58	12.74	548,937	0.98	1.47	0.98	1.47	37

CLASS A
2009	$16.68	$0.23	$(5.72)	$—		$(0.22)	$(0.29)	$10.68	(32.84)%	$30,435	1.22%	1.98%	1.22%	1.98%	65%
2008	20.91	0.23	(2.32)	—	**(2)	(0.28)	(1.86)	16.68	(10.48)	52,495	1.16	1.27	1.16	1.27	104
2007	18.81	0.23	4.23	—		(0.22)	(2.14)	20.91	24.95	65,300	1.17	1.17	1.17	1.17	71
2006	17.53	0.20	2.61	—		(0.18)	(1.35)	18.81	16.48	54,448	1.22	1.05	1.22	1.05	46
2005	16.39	0.21	1.82	—		(0.21)	(0.68)	17.53	12.50	48,306	1.23	1.22	1.23	1.22	37

CLASS C
2009	$16.43	$0.15	$(5.64)	$—		$(0.13)	$(0.29)	$10.52	(33.31)%	$259	1.92%	1.29%	1.92%	1.29%	65%
2008	20.66	0.09	(2.29)	—	**(2)	(0.17)	(1.86)	16.43	(11.13)	440	1.88	0.55	1.88	0.55	104
2007	18.62	0.09	4.18	—		(0.09)	(2.14)	20.66	24.04	808	1.89	0.45	1.89	0.45	71
2006	17.36	0.07	2.59	—		(0.05)	(1.35)	18.62	15.70	588	1.90	0.37	1.90	0.37	46
2005	16.24	0.09	1.80	—		(0.09)	(0.68)	17.36	11.72	776	1.92	0.53	1.92	0.53	37

MID CAP VALUE FUND

CLASS I
2009	$13.48	$0.12	$(4.75)	$—		$(0.17)	$—	$8.68	(34.22)%	$96,510	1.08%	1.24%	1.21%	1.11%	73%
2008	16.61	0.12	(2.28)	—	**(2)	(0.26)	(0.71)	13.48	(13.21)	216,224	1.01	0.83	1.26	0.58	58
2007	13.73	0.28	3.41	—		(0.05)	(0.76)	16.61	27.76	190,806	0.93	1.86	1.18	1.61	45
2006	12.47	0.09	2.55	—		(0.11)	(1.27)	13.73	22.04	93,896	1.01	0.62	1.26	0.37	44
2005	12.54	0.10	2.12	—		(0.04)	(2.25)	12.47	18.13	45,863	1.02	0.75	1.27	0.50	75

CLASS A
2009	$13.30	$0.09	$(4.67)	$—		$(0.13)	$—	$8.59	(34.33)%	$46,524	1.33%	0.96%	1.45%	0.84%	73%
2008	16.38	0.09	(2.26)	—	**(2)	(0.20)	(0.71)	13.30	(13.42)	94,590	1.26	0.58	1.51	0.33	58
2007	13.57	0.31	3.30	—		(0.04)	(0.76)	16.38	27.48	194,866	1.18	1.61	1.43	1.36	45
2006	12.35	0.04	2.53	—		(0.08)	(1.27)	13.57	21.66	10,777	1.26	0.37	1.51	0.12	44
2005	12.44	0.07	2.10	—		(0.01)	(2.25)	12.35	17.86	6,042	1.27	0.50	1.52	0.25	75

CLASS C
2009	$13.06	$0.02	$(4.58)	$—		$(0.10)	$—	$8.40	(34.82)%	$4,176	2.04%	0.27%	2.15%	0.16%	73%
2008	16.13	(0.02)	(2.22)	—	**(2)	(0.12)	(0.71)	13.06	(14.04)	7,699	1.97	(0.13)	2.22	(0.38)	58
2007	13.43	0.15	3.31	—		—	(0.76)	16.13	26.58	5,620	1.90	0.89	2.15	0.64	45
2006	12.23	(0.04)	2.51	—		—	(1.27)	13.43	20.95	1,745	1.94	(0.31)	2.19	(0.56)	44
2005	12.42	(0.02)	2.08	—		—	(2.25)	12.23	16.91	951	1.96	(0.19)	2.21	(0.44)	75

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
MULTI-FACTOR MID CAP GROWTH FUND

CLASS I
2009	$8.51	$0.02	$(2.99)	$—		$(0.03)		$—	$5.51	(34.90)%	$15,865	1.06%	0.32%	1.61%	(0.23)%	91%
2008	9.41	0.03	(0.88)	—	**(3)	(0.05)		—	8.51	(9.03)	24,182	0.87	0.38	1.42	(0.17)	132
2007	7.73	0.08	1.65	—		(0.05)		—	9.41	22.45	16,758	0.90	1.06	1.45	0.51	159
2006	6.92	—	0.81	—		—		—	7.73	11.71	15,544	0.90	(0.04)	1.46	(0.60)	102
2005	6.59	(0.04)	0.37	—		—		—	6.92	5.01	13,248	1.07	(0.62)	1.40	(0.95)	219

CLASS A
2009	$8.13	$— **	$(2.85)	$—		$(0.01)		$—	$5.27	(35.01)%	$7,973	1.30%	0.07%	1.85%	(0.48)%	91%
2008	8.98	0.01	(0.84)	—	**(3)	(0.02)		—	8.13	(9.28)	13,732	1.12	0.13	1.67	(0.42)	132
2007	7.38	0.06	1.57	—		(0.03)		—	8.98	22.11	17,483	1.15	0.81	1.70	0.26	159
2006	6.63	(0.02)	0.77	—		—		—	7.38	11.31	16,778	1.15	(0.29)	1.71	(0.85)	102
2005	6.32	(0.05)	0.36	—		—		—	6.63	4.91	17,836	1.32	(0.87)	1.65	(1.20)	219

CLASS C
2009	$6.62	$(0.03)	$(2.31)	$—		$(0.01)		$—	$4.27	(35.40)%	$50	2.02%	(0.64)%	2.57%	(1.19)%	91%
2008	7.35	(0.04)	(0.69)	—	**(3)	—		—	6.62	(9.93)	100	1.85	(0.60)	2.40	(1.15)	132
2007	6.06	0.01	1.28	—		—		—	7.35	21.29	107	1.88	0.08	2.43	(0.47)	159
2006	5.48	(0.06)	0.64	—		—		—	6.06	10.58	137	1.83	(0.97)	2.39	(1.53)	102
2005	5.27	(0.08)	0.29	—		—		—	5.48	3.99	307	2.01	(1.56)	2.32	(1.89)	219

MULTI-FACTOR SMALL CAP CORE FUND

CLASS I
2009	$11.05	$0.04	$(4.06)	$—		$—		$—	$7.03	(36.38)%	$22,531	0.95%	0.47%	1.30%	0.12%	186%
2008	12.34	0.03	(1.24)	—	**(3)	(0.08	)(4)	—	11.05	(9.87)	49,073	0.95	0.25	1.24	(0.04)	107
2007	11.16	0.11	1.18	—		(0.05)		(0.06)	12.34	11.62	47,649	0.95	0.73	1.21	0.47	189
2006(5)	10.00	0.03	1.13	—		—		—	11.16	11.60	6,599	0.99	0.43	1.55	(0.13)	64

CLASS A
2009	$11.03	$0.02	$(4.05)	$—		$—		$—	$7.00	(36.54)%	$235	1.20%	0.22%	1.55%	(0.13)%	186%
2008	12.31	0.01	(1.25)	—	**(3)	(0.04	)(4)	—	11.03	(10.09)	454	1.20	—	1.49	(0.29)	107
2007	11.15	0.05	1.21	—		(0.04)		(0.06)	12.31	11.35	648	1.20	0.48	1.46	0.22	189
2006(5)	10.00	—	1.15	—		—		—	11.15	11.50	116	1.24	0.18	1.80	(0.38)	64

MULTI-FACTOR SMALL CAP GROWTH FUND

CLASS I
2009	$11.42	$— **	$(4.21)	$—		$—		$—	$7.21	(36.87)%	$5,007	0.95%	0.02%	1.86%	(0.89)%	128%
2008	11.78	(0.03)	(0.12)	—		—		(0.21)	11.42	(1.38)	6,491	0.95	(0.27)	1.67	(0.99)	137
2007	10.57	(0.04)	1.25	—		—		—	11.78	11.45	6,312	0.95	(0.34)	1.58	(0.97)	160
2006(5)	10.00	(0.03)	0.60	—		—		—	10.57	5.70	5,518	0.97	(0.45)	1.64	(1.12)	77

CLASS A
2009	$11.35	$(0.02)	$(4.18)	$—		$—		$—	$7.15	(37.00)%	$38	1.20%	(0.23)%	2.10%	(1.13)%	128%
2008	11.74	(0.06)	(0.12)	—		—		(0.21)	11.35	(1.65)	60	1.20	(0.52)	1.92	(1.24)	137
2007	10.56	(0.06)	1.24	—		—		—	11.74	11.17	35	1.20	(0.59)	1.83	(1.22)	160
2006(5)	10.00	(0.05)	0.61	—		—		—	10.56	5.60	21	1.22	(0.70)	1.89	(1.37)	77

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	Redemption fees received during the year had no effect on the net asset value.
(3)	See Note 11 in Notes to Financial Statements.
(4)	Includes a tax return of capital of $(0.0434) and $(0.0434) for Class I and Class A, respectively, for the Multi-Factor Small Cap Core Fund.
(5)

Multi-Factor Small Cap Core Fund and Multi-Factor Small Cap Growth Fund commenced operations on September 30, 2005. All ratios for the period have been annualized. Total return for the period has not been annualized.

(6)	Includes a tax return of capital of $(0.0010) for Class I for the Multi-Factor Small Cap Value Fund.
(7)

During the period ended May 31, 2008, 0.05%, 0.05%, and 0.06% of the Multi-Factor Small Cap Value Fund’s Class I, Class A, and Class C total returns, respectively, was attributable to a payment by an affiliate as referenced in Note 11. Excluding this item, the total returns would have been (19.58)%, (19.82)%,and (20.39)%, respectively, for Class I, Class A, and Class C.

(8)	Includes a tax return of capital of $(0.0475), $(0.0475) and $(0.0475) for Class I, Class A and Class C, respectively, for the Multi-Factor Small Cap Value Fund. See Notes to Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
MULTI-FACTOR SMALL CAP VALUE FUND

CLASS I
2009	$13.18	$0.07	$(4.61)	$–		$(0.13	)(8)	$–	$8.51	(34.41)%		$28,920	1.34%	0.62%	1.34%	0.62%	81%
2008(2)	19.66	(0.01)	(3.73)	0.01	(3)	–	**(6)	(2.75)	13.18	(19.53	)(7)	137,557	1.20	(0.09)	1.20	(0.09)	102
2007(2)	20.94	0.01	1.75	–		(0.01)		(3.03)	19.66	9.33		414,786	1.17	0.05	1.17	0.05	74
2006(2)	20.74	0.01	2.86	–		(0.04)		(2.63)	20.94	14.88		631,241	1.20	0.01	1.20	0.01	94
2005	22.18	(0.02)	2.83	–		–		(4.25)	20.74	11.61		767,302	1.22	(0.08)	1.22	(0.08)	103

CLASS A
2009	$12.20	$0.02	$(4.24)	$–		$(0.11	)(8)	$–	$7.87	(34.57)%		$18,641	1.64%	0.16%	1.64%	0.16%	81%
2008(2)	18.49	(0.05)	(3.50)	0.01	(3)	–		(2.75)	12.20	(19.77	)(7)	32,620	1.45	(0.34)	1.45	(0.34)	102
2007(2)	19.90	(0.04)	1.66	–		–		(3.03)	18.49	9.08		172,928	1.42	(0.20)	1.42	(0.20)	74
2006(2)	19.84	(0.05)	2.74	–		–		(2.63)	19.90	14.62		198,542	1.45	(0.24)	1.45	(0.24)	94
2005	21.42	(0.07)	2.74	–		–		(4.25)	19.84	11.34		233,391	1.47	(0.33)	1.47	(0.33)	103

CLASS C
2009	$11.02	$(0.04)	$(3.83)	$–		$(0.04	)(8)	$–	$7.11	(35.08)%		$1,707	2.34%	(0.46)%	2.34%	(0.46)%	81%
2008(2)	17.13	(0.15)	(3.22)	0.01	(3)	–		(2.75)	11.02	(20.33	)(7)	4,151	2.17	(1.06)	2.17	(1.06)	102
2007(2)	18.78	(0.16)	1.54	–		–		(3.03)	17.13	8.29		12,547	2.14	(0.92)	2.14	(0.92)	74
2006(2)	18.99	(0.18)	2.60	–		–		(2.63)	18.78	13.81		19,237	2.13	(0.92)	2.13	(0.92)	94
2005	20.79	(0.21)	2.66	–		–		(4.25)	18.99	10.58		26,923	2.16	(1.02)	2.16	(1.02)	103

S&P 500® INDEX FUND

CLASS I
2009	$11.25	$0.18	$(3.84)	$–		$(0.18)		$(0.11)	$7.30	(32.63)%		$87,431	0.42%	2.20%	0.48%	2.12%	36%
2008	13.10	0.19	(1.06)	–	**(3)	(0.20)		(0.78)	11.25	(6.98)		138,373	0.37	1.64	0.52	1.49	29
2007	10.90	0.20	2.23	–		(0.20)		(0.03)	13.10	22.53		160,014	0.35	1.66	0.50	1.51	26
2006	10.26	0.17	0.66	–		(0.19)		–	10.90	8.16		171,999	0.35	1.56	0.50	1.41	30
2005	9.67	0.17	0.59	–		(0.17)		–	10.26	7.95		339,817	0.36	1.73	0.51	1.58	30

CLASS A
2009	$11.22	$0.16	$(3.84)	$–		$(0.16)		$(0.11)	$7.27	(32.90)%		$17,535	0.67%	1.95%	0.73%	1.89%	36%
2008	13.06	0.16	(1.05)	–	**(3)	(0.17)		(0.78)	11.22	(7.15)		26,299	0.62	1.39	0.77	1.24	29
2007	10.88	0.17	2.21	–		(0.17)		(0.03)	13.06	22.09		32,716	0.60	1.41	0.75	1.26	26
2006	10.23	0.14	0.68	–		(0.17)		–	10.88	8.03		25,281	0.60	1.31	0.75	1.16	30
2005	9.64	0.14	0.60	–		(0.15)		–	10.23	7.72		22,176	0.61	1.48	0.76	1.33	30

CLASS C
2009	$11.15	$0.10	$(3.82)	$–		$(0.09)		$(0.11)	$7.23	(33.38)%		$1,132	1.41%	1.21%	1.48%	1.15%	36%
2008	12.99	0.07	(1.05)	–	**(3)	(0.08)		(0.78)	11.15	(7.88)		1,726	1.36	0.65	1.51	0.50	29
2007	10.82	0.08	2.21	–		(0.09)		(0.03)	12.99	21.22		1,895	1.35	0.66	1.50	0.51	26
2006	10.17	0.06	0.68	–		(0.09)		–	10.82	7.23		1,595	1.35	0.56	1.50	0.41	30
2005	9.59	0.07	0.59	–		(0.08)		–	10.17	6.87		2,195	1.36	0.73	1.51	0.58	30

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
SMALL CAP CORE FUND

CLASS I
2009	$11.51	$(0.01)	$(3.97)	$—		$(0.01)	$—	$7.52	(34.57)%		$142,964	1.21%	(0.15)%	1.21%	(0.15)%	83%
2008(2)	13.74	0.01	(1.41)	—	**(3)	(0.02)	(0.81)	11.51	(10.35)		240,414	1.16	0.08	1.16	0.08	44
2007(2)	12.43	– **	1.87	—		—	(0.56)	13.74	15.65		225,592	1.16	0.04	1.16	0.04	45
2006	11.03	(0.05)	1.45	—		—	—	12.43	12.69		220,144	1.21	(0.46)	1.21	(0.46)	78
2005	9.50	(0.06)	1.59	—		—	—	11.03	16.11		151,633	1.23	(0.61)	1.23	(0.61)	54

CLASS A
2009	$11.39	$(0.03)	$(3.92)	$—		$—	$—	$7.44	(34.68)%		$1,510	1.46%	(0.41)%	1.46%	(0.41)%	83%
2008(2)	13.62	(0.02)	(1.40)	—	**(3)	—	(0.81)	11.39	(10.57)		2,521	1.41	(0.17)	1.41	(0.17)	44
2007(2)	12.35	(0.03)	1.86	—		—	(0.56)	13.62	15.42		3,139	1.41	(0.21)	1.41	(0.21)	45
2006	10.99	(0.08)	1.44	—		—	—	12.35	12.38		3,514	1.46	(0.71)	1.46	(0.71)	78
2005	9.50	(0.09)	1.58	—		—	—	10.99	15.68		2,533	1.48	(0.86)	1.48	(0.86)	54

CLASS C
2009	$11.06	$(0.09)	$(3.80)	$—		$—	$—	$7.17	(35.17)%		$525	2.17%	(1.11)%	2.17%	(1.11)%	83%
2008(2)	13.34	(0.11)	(1.36)	—	**(3)	—	(0.81)	11.06	(11.18)		867	2.13	(0.89)	2.13	(0.89)	44
2007(2)	12.20	(0.11)	1.81	—		—	(0.56)	13.34	14.52		1,013	2.13	(0.93)	2.13	(0.93)	45
2006	10.92	(0.16)	1.44	—		—	—	12.20	11.72		948	2.14	(1.39)	2.14	(1.39)	78
2005	9.50	(0.16)	1.58	—		—	—	10.92	14.95		700	2.17	(1.55)	2.17	(1.55)	54

SMALL CAP GROWTH FUND

CLASS I
2009	$10.63	$(0.04)	$(3.86)	$—		$—	$—	$6.73	(36.69)%		$13,572	1.47%	(0.51)%	1.92%	(0.96)%	138%
2008(2)	10.79	(0.06)	(0.11)	0.01	(3)	—	—	10.63	(1.48	)(4)	19,905	1.25	(0.58)	1.70	(1.03)	138
2007	9.68	(0.06)	1.17	—		—	—	10.79	11.47		17,427	1.19	(0.63)	1.64	(1.08)	155
2006(2)	8.63	(0.05)	1.10	—		—	—	9.68	12.17		20,682	1.23	(0.55)	1.68	(1.00)	111
2005	9.09	(0.07)	(0.39)	—		—	—	8.63	(5.06)		28,035	1.32	(0.82)	1.43	(0.93)	280

CLASS A
2009	$10.35	$(0.06)	$(3.76)	$—		$—	$—	$6.53	(36.91)%		$7,990	1.71%	(0.75)%	2.16%	(1.20)%	138%
2008(2)	10.52	(0.08)	(0.10)	0.01	(3)	—	—	10.35	(1.62	)(4)	13,424	1.50	(0.83)	1.95	(1.28)	138
2007	9.47	(0.08)	1.13	—		—	—	10.52	11.09		15,918	1.44	(0.88)	1.89	(1.33)	155
2006(2)	8.47	(0.09)	1.09	—		—	—	9.47	11.81		17,306	1.48	(0.80)	1.93	(1.25)	111
2005	8.94	(0.07)	(0.40)	—		—	—	8.47	(5.26)		18,412	1.57	(1.07)	1.68	(1.18)	280

CLASS C
2009	$9.64	$(0.10)	$(3.50)	$—		$—	$—	$6.04	(37.35)%		$74	2.42%	(1.46)%	2.87%	(1.91)%	138%
2008(2)	9.87	(0.15)	(0.09)	0.01	(3)	—	—	9.64	(2.33	)(4)	138	2.23	(1.56)	2.68	(2.01)	138
2007	8.95	(0.15)	1.07	—		—	—	9.87	10.28		142	2.17	(1.61)	2.62	(2.06)	155
2006(2)	8.06	(0.09)	0.98	—		—	—	8.95	11.04		135	2.16	(1.48)	2.61	(1.93)	111
2005	8.56	(0.13)	(0.37)	—		—	—	8.06	(5.84)		653	2.26	(1.76)	2.37	(1.87)	280

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	Redemption fees received during the year had no effect on the net asset value.
(3)	See Note 11 in Notes to Financial Statements.
(4)

During the period ended May 31, 2008, 0.09%, 0.10%, and 0.10% of the Small Cap Growth Fund’s Class I, Class A, and Class C total returns, respectively, was attributable to a payment by an affiliate as referenced in Note 11. Excluding this item, the total returns would have been (1.57)%, (1.72)%, and (2.43)%, respectively, for Class I, Class A, and Class C.

See Notes to Financial Statements.

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 39.9%
Consumer Discretionary — 3.8%
Aaron’s#	2,525	$82
American Eagle Outfitters	3,960	59
Ameristar Casinos	2,500	50
Asbury Automotive Group	3,900	37
Cabela’s*#	8,200	109
Cablevision Systems	29,374	559
California Pizza Kitchen*	6,200	87
Cheesecake Factory*	3,900	67
Chico’s FAS*	7,700	75
Cracker Barrel Old Country Store	1,800	57
Deckers Outdoor*	3,890	226
Gander Mountain*#	17,758	105
Gap	19,678	351
Lowe’s	20,200	384
McDonald’s	10,150	599
Monro Muffler	1,600	43
National CineMedia	7,225	90
National Presto Industries	700	57
NIKE, Cl B#	9,770	557
Penn National Gaming*	6,330	209
Ruby Tuesday*	15,700	97
Snap-On Tools	4,350	136
Sonic*#	13,800	130
Spartan Motors	6,075	57
Stage Stores	16,900	205
Steak N Shake*#	11,000	95
Strayer Education#	850	157
Time Warner	25,418	595
Time Warner Cable*	5,906	182
Tractor Supply*	4,930	189
WMS Industries*#	1,225	43
Wolverine World Wide	3,600	71

		5,760

Consumer Staples — 3.8%
Campbell Soup#	8,423	234
Chattem*#	3,520	210
Colgate-Palmolive	9,060	598
Corn Products International	4,930	130
Costco Wholesale	8,850	429
Diamond Foods	1,425	42
Flowers Foods	2,075	44
General Mills	10,650	545
Kellogg#	8,000	346
Kraft Foods, Cl A	12,114	316
Kroger	12,940	295
Lorillard	8,065	551
Nash Finch#	1,800	53
PepsiCo#	8,400	437
Procter & Gamble	12,340	641
Wal-Mart Stores	18,642	927

		5,798

Energy — 4.2%
Alon USA Energy#	10,000	133
Anadarko Petroleum#	10,663	509
Apache#	5,416	456
ATP Oil & Gas*#	6,590	59
Atwood Oceanics*#	6,090	161
Bolt Technology*#	8,300	94
Cal Dive International*#	8,000	81
Chevron#	15,024	1,002
ConocoPhillips	11,082	508
Delek US Holdings	18,100	186
Duncan Energy Partners LP	9,650	186
Encore Acquisition*#	4,290	152
EOG Resources	3,685	270
ExxonMobil	16,720	1,160
Genesis Energy LP	14,400	187
ION Geophysical*	25,500	72
Occidental Petroleum	7,900	530
Oil States International*	5,100	133
Schlumberger	6,400	366
Targa Resources Partners LP#	4,300	57
Western Refining*#	6,300	90

		6,392

Financials — 6.1%
Advance America Cash Advance Centers	23,700	107
Affiliated Managers Group*#	4,000	224
Allstate	10,030	258
Amerisafe*#	3,150	51
Anworth Mortgage Asset REIT	21,800	145
AON	15,700	565
Ashford Hospitality Trust REIT#	27,700	112
BancorpSouth#	2,420	54
Bank of the Ozarks#	7,290	184
Beneficial Mutual Bancorp*#	9,400	90
Chubb	4,964	197
CME Group#	2,150	692
CNA Surety*	7,000	106
Community Trust Bancorp	1,650	45
eHealth*	5,900	94
ESSA Bancorp	2,400	34
EZCORP, Cl A*	3,200	39
Fifth Street Finance	8,100	78
Getty Realty REIT	3,000	55
Glacier Bancorp#	11,710	194
Goldman Sachs Group	3,955	572
Great Southern Bancorp	5,800	127
HRPT Properties Trust REIT	24,100	115
Invesco	32,931	515
Investment Technology Group*	1,800	37
JPMorgan Chase#	29,850	1,101
Knight Capital Group, Cl A*#	6,200	107
LTC Properties REIT	2,100	44
Marsh & McLennan	13,826	262
Meadowbrook Insurance Group	23,200	171
Morgan Stanley	10,680	324
NASDAQ OMX Group*	16,760	354
Nationwide Health Properties REIT#	2,000	53
NYSE Euronext	9,951	299
Ocwen Financial*	4,100	51
PHH*	6,100	94
Pinnacle Financial Partners*#	7,610	110
Portfolio Recovery Associates*#	8,190	295
Prosperity Bancshares#	4,670	131
PS Business Parks REIT	1,725	77
Pzena Investment Management	9,400	61
Signature Bank*	1,200	32
Tower Group#	1,625	39
Travelers	8,635	351
UMB Financial	2,250	90
Urstadt Biddle Properties, Cl A REIT	3,300	44
Valley National Bancorp#	5,985	73

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
Wells Fargo#	15,860	$404
Wintrust Financial	4,000	72

		9,329

Healthcare — 5.3%
Abbott Laboratories	11,160	503
Align Technology*#	4,900	58
Allscripts-Misys Healthcare Solutions*#	6,900	89
AmSurg*	3,100	58
Atrion	600	66
Baxter International	11,940	611
Bio-Rad Laboratories, Cl A*	825	61
Bio-Reference Labs*#	9,330	254
Bristol-Myers Squibb	19,671	392
Cephalon*#	5,100	297
Charles River Laboratories International*	3,820	120
Computer Programs & Systems#	1,600	55
Cubist Pharmaceuticals*	4,190	72
DENTSPLY International#	8,050	236
Genzyme*	8,210	486
Gilead Sciences*	10,150	438
Greatbatch*	6,700	138
Harvard Bioscience*	40,500	139
Isis Pharmaceuticals*#	3,400	47
Johnson & Johnson	11,000	607
Matrixx Initiatives*	6,900	128
Merck#	21,370	589
Merit Medical Systems*	12,800	175
Neogen*#	1,700	38
NuVasive*#	6,650	240
Par Pharmaceutical*	15,500	207
Pfizer	55,388	841
Pharmaceutical Product Development	7,460	149
PharMerica*	9,200	161
Techne	900	54
Universal American*#	5,300	48
Universal Health Services, Cl B	1,000	55
Wyeth	13,335	598
Zimmer Holdings*	4,080	182

		8,192

Industrials — 4.9%
AAR*#	22,410	329
Apogee Enterprises	3,675	45
Applied Signal Technology	2,650	55
BE Aerospace*	19,090	284
China Yuchai International	13,150	110
Curtiss-Wright	3,610	106
Danaher#	9,050	546
EMCOR Group*	7,130	160
EnergySolutions	11,400	92
EnerSys*	3,700	60
Esterline Technologies*	3,890	106
Expeditors International of Washington#	14,500	476
Exponent*	1,700	45
First Solar*#	1,800	342
Gardner Denver*	2,100	59
GATX#	1,300	33
General Electric	40,184	542
Graco#	6,530	146
GrafTech International*	4,950	50
Griffon*	11,000	107
H&E Equipment Services*	19,700	130
Harsco	3,600	105
Houston Wire & Cable#	11,610	139
Huron Consulting Group*#	4,440	203
ICF International*#	8,420	224
IDEX	10,940	255
Kforce*	4,500	42
Lockheed Martin	4,700	393
MasTec*	6,000	78
Navigant Consulting*	3,100	37
Regal-Beloit#	3,800	150
Saia*	8,400	115
Shaw Group (The)*	3,380	92
Stanley*#	2,100	55
Stericycle*	8,900	445
Terex*	8,160	109
Tutor Perini	7,600	157
United Parcel Service, Cl B#	6,251	320
United Stationers*	1,510	54
United Technologies#	11,100	584
Watson Wyatt Worldwide, Cl A	1,925	73
Werner Enterprises#	3,100	56

		7,509

Information Technology — 7.6%
3Com*#	18,500	80
3PAR*#	6,400	56
Adobe Systems*#	13,100	369
ANSYS*#	6,520	195
Apple*	4,680	636
Applied Materials	21,221	239
Arris Group*#	7,800	94
Automatic Data Processing#	6,800	258
BigBand Networks*	9,200	48
Ciber*	7,125	23
Cirrus Logic*	34,300	133
Cisco Systems*	24,890	460
Citrix Systems*	12,400	389
Comtech Telecommunications*	7,260	212
Digital River*	5,760	220
EMC*#	66,430	781
ePlus*	1,080	15
FactSet Research Systems#	4,040	214
FLIR Systems*#	3,870	87
Google, Cl A*#	1,525	636
Harmonic*	9,900	57
Integrated Device Technology*	16,600	93
Intel	37,900	596
Intellon*	27,800	106
j2 Global Communications*#	8,000	178
Kopin*	26,300	104
MAXIMUS	1,800	72
McAfee*	8,520	334
Microchip Technology#	18,500	399
Microsoft	30,860	645
Oracle	30,350	595
OSI Systems*	11,100	204
Paychex#	15,850	434
Perot Systems, Cl A*#	13,410	183
QUALCOMM	19,345	843
Rackspace Hosting*	5,550	65
Rofin-Sinar Technologies*#	6,950	157
Sigma Designs*#	3,600	56

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
TeleTech Holdings*	10,200	$118
Trimble Navigation*	10,180	195
Tyler Technologies*#	15,370	258
ValueClick*	3,800	42
Viasat*	4,800	120
Virtusa*	5,700	40
Wright Express*	1,700	42
Yahoo!*#	31,055	492

		11,573

Materials — 1.5%
AK Steel Holding	5,850	84
AptarGroup#	2,940	91
Balchem	7,220	174
Buckeye Technologies*	38,200	194
E.I. DuPont de Nemours#	9,676	275
Monsanto	5,900	485
Omnova Solutions*	31,900	80
Praxair	6,320	463
Universal Stainless & Alloy*	6,480	90
Weyerhaeuser#	10,483	352

		2,288

Telecommunication Services — 1.2%
American Tower, Cl A*	14,300	456
AT&T	31,877	790
USA Mobility*	4,500	50
Verizon Communications#	16,895	495

		1,791

Utilities — 1.5%
Avista	6,600	104
EQT#	10,900	406
Exelon	7,287	350
Ferrellgas Partners LP#	3,375	58
FPL Group#	6,345	359
NorthWestern	8,700	186
NRG Energy*	5,070	114
PG&E#	13,500	496
PNM Resources	9,200	85
UGI	9,410	227

		2,385

Total Common Stocks (Cost $64,250)		61,017

PREFERRED STOCKS — 0.0%
Financial Conduits — 0.0%
Fannie Mae	13,500	9
Freddie Mac	6,900	4

Total Preferred Stocks (Cost $375)		13

FOREIGN COMMON STOCKS — 7.8%
Consumer Discretionary — 0.8%
Compass Group PLC (United Kingdom)	24,270	141
Fielmann AG (Germany)	1,045	69
Gildan Activewear (Canada)*#	6,580	108
Hennes & Mauritz, Cl B (Sweden)	1,290	62
Li & Fung (Hong Kong)	13,124	36
Li Ning (China)#	26,152	65
LVMH Moet Hennessy Louis Vuitton SA (France)	890	74
New Oriental Education & Technology Group, ADR (China)*#	8,340	458
Nitori (Japan)	1,631	99
Raffles Education (Singapore)	113,932	42
Rational AG (Germany)	430	46

		1,200

Consumer Staples — 0.5%
Diageo PLC, ADR (United Kingdom)#	650	36
Hengan International Group (Hong Kong)	4,699	22
Imperial Tobacco Group PLC (United Kingdom)	2,680	70
Koninklijke Ahold (Netherlands)	5,990	73
Nestle SA (Switzerland)	4,010	146
Reckitt Benckiser Group PLC (United Kingdom)	2,993	130
Tesco PLC (United Kingdom)	15,021	89
Wilmar International (Singapore)	51,572	177
Woolworths (Australia)	4,022	82

		825

Energy — 1.4%
BG Group PLC (United Kingdom)	10,583	195
BP PLC, ADR (United Kingdom)#	8,462	419
Cairn Energy PLC (United Kingdom)*	2,260	92
China Oilfield Services (China)	103,694	115
Fugro NV (Netherlands)	1,810	76
Petroleo Brasileiro SA, ADR (Brazil)#	9,730	428
Teekay Offshore Partners LP (Bahamas)	4,900	68
Transocean (Switzerland)*#	7,981	634
WorleyParsons (Australia)	6,307	115

		2,142

Financials — 1.0%
China Overseas Land & Investment (Hong Kong)	33,447	72
E-House China Holdings, ADR (China)*	9,743	143
FirstService (Canada)*#	20,300	264
Hong Kong Exchanges and Clearing (Hong Kong)	2,500	38
ICAP PLC (United Kingdom)	7,550	48
IG Group Holdings PLC (United Kingdom)	11,830	44
IRF European Finance Investments (Greece) (A)	31,579	51
Lazard LP, Cl A (Bermuda)#	5,730	162
Max Capital Group (Bermuda)	2,800	44
Midland Holdings (Hong Kong)	43,000	29
Mitsubishi UFJ Financial Group, ADR (Japan)#	12,167	77
Montpelier Re Holdings (Bermuda)#	20,240	271
National Bank of Greece SA (Greece)*	1,621	44
Seven Bank (Japan)	14	36
Standard Chartered PLC (United Kingdom)	6,390	131
UBS AG (Switzerland)*	2,580	39

		1,493

Healthcare — 0.8%
Actelion (Switzerland)*	1,633	85
Cochlear (Australia)	3,390	149
CSL (Australia)	3,117	74
Fisher & Paykel Healthcare (New Zealand)	28,614	53
Grifols SA (Spain)	3,980	72
ICON, ADR (Ireland)*	3,680	64
Lonza Group AG (Switzerland)	611	63
Novo Nordisk A/S, ADR (Denmark)#	1,690	88
QIAGEN NV (Netherlands)*#	2,550	45
Roche Holdings AG (Switzerland)	1,696	232

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Healthcare — continued
Shionogi (Japan)	2,720	$54
Sonova Holding AG (Switzerland)	820	61
Teva Pharmaceutical Industries, ADR (Israel)	3,331	154

		1,194

Industrials — 0.8%
ABB, ADR (Switzerland)	29,145	480
Capita Group PLC (United Kingdom)	6,690	78
China High Speed Transmission Equipment Group (China)#	47,300	101
Fanuc (Japan)	524	42
Intertek Group PLC (United Kingdom)	3,300	56
Kurita Water Industries (Japan)#	2,509	69
Mitsubishi (Japan)	3,623	69
Ultra Electronics Holdings (United Kingdom)	2,510	45
UTi Worldwide (Virgin Islands (British))*	4,300	57
Vestas Wind Systems A/S (Denmark)*	2,242	165
Zhuzhou CSR Times Electric (China)	32,000	47

		1,209

Information Technology — 1.1%
Amdocs (Guernsey)*	15,770	341
ARM Holdings PLC, ADR (United Kingdom)#	9,910	52
ASML Holding NV (Netherlands)#	7,955	165
Autonomy PLC (United Kingdom)*	6,270	157
HTC (Taiwan)	4,015	65
Kakaku.com (Japan)	9	33
Mellanox Technologies (Israel)*	7,800	92
NetEase.com, ADR (China)*#	1,700	59
Nintendo (Japan)	536	145
Opera Software ASA (Norway)*	25,150	110
SAP AG, ADR (Germany)#	1,940	84
Shanda Interactive Entertainment, ADR (China)*#	1,050	60
Temenos Group AG (Switzerland)*	8,000	126
Tencent Holdings (China)	13,983	157
Wirecard AG (Germany)*#	8,707	80

		1,726

Materials — 1.2%
Barrick Gold (Canada)	9,895	377
BHP Billiton, ADR (Australia)#	3,709	209
K+S AG (Germany)	1,644	123
Kuraray (Japan)	4,581	46
Lihir Gold, ADR (Australia)*	1,350	35
Methanex (Canada)#	11,650	140
Northgate Minerals (Canada)*#	76,770	186
Syngenta AG, ADR (Switzerland)#	3,761	183
Thompson Creek Metals (Canada)*#	22,325	214
Vale SA, ADR (Brazil)#	6,739	129
Zijin Mining Group, Cl H (China)	197,947	181

		1,823

Telecommunication Services — 0.1%
Cable & Wireless PLC (United Kingdom)	30,820	67
MTN Group (South Africa)	3,406	50

		117

Telecommunications — 0.0%
Jupiter Telecommunications (Japan)	70	51

Utilities — 0.1%
Red Electrica SA (Spain)	2,480	117
Scottish & Southern Energy PLC (United Kingdom)	4,402	83

		200

Total Foreign Common Stocks (Cost $12,731)		11,980

EXCHANGE TRADED FUNDS — 12.2%
iShares MSCI EAFE Value Index Fund#	183,400	8,015
iShares MSCI Emerging Markets Index Fund#	123,426	4,105
S&P Depository Receipt, Trust Series 1#	25,726	2,377
Vanguard Emerging Markets#	128,077	4,177

Total Exchange Traded Funds (Cost $23,206)		18,674

FOREIGN EQUITY CERTIFICATES — 0.1%
Information Technology — 0.0%
Educomp Solutions (India), Issued by ABN Amro, Expires 08/31/17 (B)	1,231	73

Telecommunication Services — 0.1%
Bharti Airtel (India), Issued by ABN Amro, Expires 12/15/16 (B)	5,818	101

Total Foreign Equity Certificates (Cost $87)		174

	Par (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.4%
Federal National Mortgage Association — 12.2%
Federal National Mortgage Association
7.000%, 06/01/31	$10	11
7.000%, 01/01/33	56	61
7.000%, 10/01/33	10	10
6.500%, 12/01/37	1,400	1,493
6.500%, 01/01/38	878	936
6.000%, 09/01/32	33	35
6.000%, 09/01/36	1,066	1,118
6.000%, 02/01/37	111	117
6.000%, 07/01/37	788	826
6.000%, 09/01/37	636	667
6.000%, 02/01/38	585	613
6.000%, 06/01/38	484	507
6.000%, 09/01/38	634	665
5.500%, 02/01/32	134	140
5.500%, 07/01/33	16	17
5.500%, 12/01/33	263	273
5.500%, 05/01/35	157	163
5.500%, 12/01/35	56	58
5.500%, 12/01/36	2,881	2,986
5.000%, 06/01/20	417	433
5.000%, 07/01/20	96	100
5.000%, 02/01/21	756	784
5.000%, 09/01/33	42	43
5.000%, 10/01/33	89	91

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
5.000%, 11/01/33	$464	$477
5.000%, 08/01/35	40	41
5.000%, 10/01/35	472	485
5.000%, 11/01/35	416	426
5.000%, 12/01/35	378	388
5.000%, 12/01/37	970	995
4.500%, 08/01/20	977	1,009
4.500%, 10/01/20	443	456
4.500%, 03/01/21	809	835
4.500%, 01/01/23	874	896
4.500%, 09/01/35	475	479

		18,634

Government National Mortgage Association — 0.2%
Government National Mortgage Association
6.500%, 09/15/28	13	13
6.500%, 07/15/32	24	25
6.500%, 10/15/33	15	16
6.000%, 08/15/32	16	17
6.000%, 02/15/33	73	77
6.000%, 11/15/33	30	31
6.000%, 06/15/35	97	102

		281

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $18,163)		18,915

CORPORATE BONDS — 9.7%
Cable — 0.4%
Comcast Cable Communications LLC
7.125%, 06/15/13	135	145
Thomson Reuters
5.700%, 10/01/14	185	186
Time Warner Cable
5.850%, 05/01/17#	225	222

		553

Consumer Staples — 0.2%
Avon Products
6.500%, 03/01/19	125	132
Delhaize Group
5.875%, 02/01/14	140	141

		273

Energy — 1.1%
Anadarko Petroleum
8.700%, 03/15/19	100	111
Atmos Energy
8.500%, 03/15/19	135	150
ConocoPhillips
6.500%, 02/01/39	150	155
Energy Transfer Partners LP
5.950%, 02/01/15	200	196
EQT
8.125%, 06/01/19	60	62
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	190	176
Nexen
5.875%, 03/10/35	225	179
Petro-Canada
6.050%, 05/15/18	195	182
Shell International Finance BV
6.375%, 12/15/38	200	221
Sunoco
9.625%, 04/15/15	120	136
XTO Energy
5.750%, 12/15/13	165	172

		1,740

Financials — 4.0%
American Express
8.150%, 03/19/38	210	204
Bank of America (MTN)
3.125%, 06/15/12#	250	259
7.375%, 05/15/14#	70	74
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	140	128
Citigroup
5.125%, 05/05/14	375	340
Credit Suisse NY
5.500%, 05/01/14	110	111
General Electric Capital
1.625%, 01/07/11#	265	268
General Electric Capital (MTN)
5.875%, 01/14/38	1,300	1,052
Goldman Sachs Group
1.625%, 07/15/11#	145	146
5.950%, 01/18/18	265	253
HSBC Finance
1.369%, 04/24/12 (C)	135	119
International Lease Finance (MTN)
5.625%, 09/15/10	135	122
JPMorgan Chase
2.125%, 06/22/12#	120	121
2.125%, 12/26/12#	1,100	1,103
6.000%, 01/15/18	310	309
JPMorgan Chase Capital XV
5.875%, 03/15/35	255	203
Marsh & McLennan
9.250%, 04/15/19	125	140
Merrill Lynch
5.450%, 02/05/13	75	70
Merrill Lynch (MTN)
6.875%, 04/25/18	295	274
MetLife
7.717%, 02/15/19	115	122
Morgan Stanley
1.399%, 01/09/12 (C)	345	313
5.300%, 03/01/13	110	110
Principal Financial Group
8.875%, 05/15/19	125	124
State Street
2.150%, 04/30/12#	15	15
Wachovia Capital Trust III
5.800%, 03/15/42 (C)	260	159

		6,139

Food, Beverage & Tobacco — 0.2%
Anheuser-Busch Worldwide
7.750%, 01/15/19 (B)	125	134
Kraft Foods
6.125%, 08/23/18	125	128

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — continued
Food, Beverage & Tobacco — continued
PepsiCo
7.900%, 11/01/18	$110	$132

		394

Healthcare — 0.2%
Amgen
6.400%, 02/01/39	75	76
GlaxoSmithKline Capital
5.650%, 05/15/18#	175	182

		258

Industrials — 0.3%
Caterpillar
8.250%, 12/15/38	60	70
CRH America
8.125%, 07/15/18	160	150
Ingersoll-Rand Global Holding
9.500%, 04/15/14	130	141
Koninklijke Philips Electronics NV
6.875%, 03/11/38	170	169

		530

Materials — 0.1%
Dow Chemical
8.550%, 05/15/19	50	50
International Paper
9.375%, 05/15/19#	75	76

		126

Real Estate Investment Trusts — 0.2%
AMB Property LP (MTN)
6.300%, 06/01/13	150	134
Realty Income
6.750%, 08/15/19	170	147

		281

Retail — 0.6%
Autozone
6.500%, 01/15/14	145	148
CVS Caremark
5.750%, 06/01/17	35	35
Home Depot
5.875%, 12/16/36	210	168
Staples
9.750%, 01/15/14	125	138
TJX
6.950%, 04/15/19	105	114
Wal-Mart Stores
5.250%, 09/01/35	275	250

		853

Technology — 0.3%
Cisco Systems
5.900%, 02/15/39	95	92
International Business Machines
7.625%, 10/15/18	200	236
KLA-Tencor
6.900%, 05/01/18	100	86

		414

Telecommunications — 0.7%
AT&T
5.625%, 06/15/16	75	76
6.550%, 02/15/39	170	166
British Telecommunications PLC
8.625%, 12/15/10	140	149
GTE
6.940%, 04/15/28	300	287
Telecom Italia Capital SA
6.999%, 06/04/18	200	195
Verizon Wireless Capital LLC
5.550%, 02/01/14 (B)	250	264

		1,137

Transportation — 0.1%
ERAC USA Finance
6.375%, 10/15/17 (B)	130	109

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 0.5%
Citigroup (TLGP) (FDIC)
2.875%, 12/09/11#	490	505
General Electric Capital (TLGP) (FDIC)
3.000%, 12/09/11#	285	295

		800

Utilities — 0.8%
Appalachian Power
4.950%, 02/01/15	165	156
Baltimore Gas & Electric
6.125%, 07/01/13	205	210
Bruce Mansfield Unit
6.850%, 06/01/34	100	78
Dominion Resources
7.000%, 06/15/38	150	152
Midamerican Energy Holdings
6.125%, 04/01/36	150	139
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	95	93
Nisource Finance
6.400%, 03/15/18	175	154
Potomac Electric Power
6.500%, 11/15/37	150	151
Southwestern Public Service
6.000%, 10/01/36	120	101

		1,234

Total Corporate Bonds (Cost $14,986)		14,841

ASSET BACKED SECURITIES — 3.3%
Automotive — 1.5%
Ford Credit Auto Owner Trust, Series 2007-B, Cl A3A
5.150%, 11/15/11	995	1,022
Nissan Auto Receivables Owner Trust, Series 2007-B, Cl A4
5.160%, 03/17/14	500	523
USAA Auto Owner Trust, Series 2008-1, Cl A-3
4.160%, 04/16/12	420	429

	Par (000)	Value (000)
ASSET BACKED SECURITIES — continued
Automotive — continued
World Omni Auto Receivables Trust, Series 2007-B, Cl A3A
5.280%, 01/17/12	$256	$261

		2,235

Credit Cards — 0.8%
Chase Issuance Trust, Series 2005-A4, Cl A4
4.230%, 01/15/13	785	803
MBNA Credit Card Master Note Trust, Series 2005-A3, Cl A3
4.100%, 10/15/12	385	393

		1,196

Mortgage Related — 0.2%
Chase Funding Mortgage Loan, Series 2003-6, Cl 1A4
4.499%, 08/25/30	502	383

Utilities — 0.8%
JCP&L Transition Funding LLC, Series 2002-A, Cl A3
5.810%, 12/05/15	600	648
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	565	643

		1,291

Total Asset Backed Securities (Cost $5,030)		5,105

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds — 0.9%
5.375%, 02/15/31#	1,105	1,261
4.500%, 02/15/36#	185	189

		1,450

U.S. Treasury Inflationary Index Bond — 1.2%
1.625%, 01/15/18 (TIP)#	1,795	1,817

U.S. Treasury Notes — 2.4%
6.500%, 02/15/10#	1,135	1,184
4.875%, 08/15/16#	220	246
4.250%, 08/15/13#	750	819
2.750%, 02/15/19#	1,445	1,358

		3,607

Total U.S. Treasury Obligations (Cost $6,976)		6,874

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.0%
Fannie Mae, Series 2003-84, Cl PG
5.000%, 03/25/32	1,284	1,351
Freddie Mac, Series 2772, Cl GH
5.000%, 07/15/32	1,000	1,054
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	700	708

Total Collateralized Mortgage Obligations (Cost $2,854)		3,113

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.3%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	600	518
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.225%, 07/15/44 (C)	875	773
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (C)	730	637

Total Commercial Mortgage-Backed Securities (Cost $2,181)		1,928

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
Federal National Mortgage Association — 1.7%
Federal National Mortgage Association
1.750%, 03/23/11	2,500	2,532
(Cost $2,522)

	Number of Shares
AFFILIATED MONEY MARKET FUND — 5.6%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $8,650)	8,649,586	8,650

Total Investments Before Collateral for Loaned Securities — 100.5% (Cost $162,011)		153,816

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 23.0%
Affiliated Money Market Funds — 14.4%
Allegiant Advantage Institutional Money Market Fund, Class I†	20,036,113	20,036
Institutional Money Market Trust†	108,868	109
BlackRock Liquidity Funds TempFund Portfolio†	1,753,533	1,753

		21,898

Money Market Funds — 8.6%
AIM STIT Liquid Assets Portfolio	1,753,533	1,753
Dreyfus Institutional Cash Advantage Fund	1,753,533	1,753
Federated Institutional Prime Money Market Portfolio	1,753,533	1,754
Fidelity Institutional Government Portfolio	1,753,533	1,753
Fidelity Institutional Prime Money Market Portfolio	1,753,533	1,753
JP Morgan Prime Money Market Fund	1,753,533	1,754
JP Morgan U.S. Government Money Market Fund	831,932	832
Merrill Lynch Select Institutional Fund	1,718,662	1,719

		13,071

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $7,780, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $7,969	$8	$8

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $34,977)‡		34,977

TOTAL INVESTMENTS — 123.5% (Cost $196,988)**		188,793

Other Assets & Liabilities — (23.5)%		(35,838)

TOTAL NET ASSETS — 100.0%		$152,955

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $198,439.

Gross unrealized appreciation (000)	$5,312
Gross unrealized depreciation (000)	(14,958)

Net unrealized depreciation (000)	$(9,646)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $34,159.
‡	See Note 8 in Notes to Financial Statements.
(A)	Illiquid Security. Total market value of illiquid securities is (000) $51 and represents 0.0% of net assets as of May 31, 2009.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $681 and represents 0.4% of net assets as of May 31, 2009.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2009.

ADR — American Depository Receipt

Cl — Class

FDIC — Federal Deposit Insurance Corporation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

TIP — Treasury Inflation Protected Security. Par Value reflects the settled par value not adjusted for changes in the Consumer Price Index.

TLGP — Temporary Liquidity Guarantee Program

See Notes to Financial Statements.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
DJ Euro Stoxx 50®	15	$363	06/22/09	$119
Nikkei 225®	4	365	06/12/09	27

		$728		$146

Cash in the amount of $64,253 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$129,687	$146
Level 2—Other Significant Observable Inputs	59,106	—
Level 3—Significant
Unobservable Inputs	—	—

Totals	$188,793	$146

See Notes to Financial Statements.

Allegiant Balanced Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $153,361)	$145,166
Investments in affiliates at value, (Cost $8,650)	8,650
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $13,079)	13,079
Short term investments in affiliates held as collateral for loaned securities, (Cost $21,898)	21,898
Receivable for investments sold	660
Initial margin held by broker for open futures contracts	64
Receivable for shares of beneficial interest sold	17
Future variation margin receivable	3
Dividends and interest receivable	648
Prepaid expenses	23

Total Assets	190,208

LIABILITIES
Payable for collateral for loaned securities	34,977
Payable for shares of beneficial interest redeemed	109
Payable for investment securities purchased	1,969
Investment advisory fees payable	96
12b-1 fees payable
Class I	20
Class A	2
Class C	1
Shareholder servicing fees payable Class A	3
Administration fees payable	9
Custody fees payable	10
Transfer agent fees payable	14
Trustee fees payable	4
Other liabilities	39

Total Liabilities	37,253

TOTAL NET ASSETS	$152,955

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$191,286
Undistributed Net Investment Income	442
Accumulated Net Realized Loss on Investments and Futures	(30,724)
Net Unrealized Depreciation on Investments and Futures	(8,049)

Total Net Assets	$152,955

Net Asset Value, Offering and Redemption Price Per Share — Class I ($137,909,110 ÷ 16,727,251 outstanding shares of beneficial interest)	$8.24

Net Asset Value and Redemption Price Per Share — Class A ($13,863,216 ÷ 1,678,424 outstanding shares of beneficial interest)	$8.26

Maximum Offering Price Per Share — Class A ($8.26 ÷ 95.25%)	$8.67

Net Asset Value and Offering Price Per Share — Class C ($1,182,485 ÷ 144,057 outstanding shares of beneficial interest)	$8.21

*	Includes securities on loan with a market value of (000) $34,159.

See Notes to Financial Statements.

Allegiant International Equity Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 92.3%
Consumer Discretionary — 16.0%
Autoliv (Sweden)#	93,000	$2,584
Barratt Developments PLC (United Kingdom)*#	2,255,800	5,848
Bellway PLC (United Kingdom)	403,874	4,243
Christian Dior (France)#	41,500	3,191
Compass Group PLC (United Kingdom)	412,740	2,401
Culture Convenience Club (Japan)#	168,600	1,392
Duni AB (Sweden)	278,300	1,418
Fielmann AG (Germany)	17,724	1,168
Hennes & Mauritz, Cl B (Sweden)	20,100	963
Li & Fung (Hong Kong)	220,867	599
Li Ning (China)#	448,220	1,106
LVMH Moet Hennessy Louis Vuitton SA (France)#	15,440	1,286
New Oriental Education & Technology Group, ADR (China)*#	9,420	518
Nitori (Japan)	28,482	1,728
Persimmon PLC (United Kingdom)	750,933	4,466
Raffles Education (Singapore)#	1,858,327	692
Rational AG (Germany)	6,630	713
Taylor Wimpey PLC (United Kingdom)*#	10,550,065	5,520

		39,836

Consumer Staples — 8.4%
Asahi Breweries (Japan)	180,600	2,495
Diageo PLC, ADR (United Kingdom)#	12,590	687
Greencore Group PLC (Ireland)	1,481,667	2,417
Hengan International Group (Hong Kong)	69,815	319
Imperial Tobacco Group PLC (United Kingdom)	49,252	1,281
Koninklijke Ahold (Netherlands)	98,700	1,203
MEIJI Holdings (Japan)*#	73,034	2,445
Nestle SA (Switzerland)	59,250	2,157
Reckitt Benckiser Group PLC (United Kingdom)	51,880	2,260
Tesco PLC (United Kingdom)	242,811	1,443
Wilmar International (Singapore)	817,030	2,808
Woolworths (Australia)	69,514	1,420

		20,935

Energy — 7.4%
BG Group PLC (United Kingdom)	183,007	3,363
Cairn Energy PLC (United Kingdom)*	30,000	1,221
China Oilfield Services (China)	1,562,920	1,728
Fugro NV (Netherlands)	30,640	1,278
Sasol (South Africa)	74,150	2,811
Technip SA (France)	66,900	3,318
Thai Oil PCL (Thailand)	2,386,300	2,834
WorleyParsons (Australia)	95,910	1,754

		18,307

Financials — 9.0%
Anglo Irish Bank PLC (Ireland)* (A) (B)	435,474	—
Bank of Ireland (Ireland)*	475,770	1,128
China Overseas Land & Investment (Hong Kong)	569,098	1,218
DNB ASA (Norway)*	158,600	1,327
E-House China Holdings, ADR (China)*#	150,757	2,209
Hannover Rueckversicherung AG (Germany)*	64,500	2,433
Hong Kong Exchanges and Clearing (Hong Kong)	37,000	570
ICAP PLC (United Kingdom)	130,430	836
IG Group Holdings PLC (United Kingdom)	204,470	752
Investor AB, Cl B (Sweden)	159,645	2,504
IRF European Finance Investments (Greece) (C)	284,500	464
KBC Groep NV (Belgium)*	18,500	385
Lloyds Banking Group PLC (United Kingdom)	641,917	707
Midland Holdings (Hong Kong)	646,000	438
Mitsubishi UFJ Financial Group, ADR (Japan)	185,000	1,173
Muenchener Rueckversicherung AG (Germany)	16,100	2,274
National Bank of Greece SA (Greece)*	28,177	770
Seven Bank (Japan)	247	643
Standard Chartered PLC (United Kingdom)	98,270	2,010
UBS AG (Switzerland)*#	40,200	604

		22,445

Healthcare — 6.8%
Actelion (Switzerland)*	24,863	1,289
Cochlear (Australia)	30,400	1,335
CSL (Australia)	47,515	1,122
Fisher & Paykel Healthcare (New Zealand)	427,959	797
Grifols SA (Spain)	62,410	1,129
Icon PLC, ADR (Ireland)*	26,570	463
Lonza Group AG (Switzerland)#	8,814	913
Novo Nordisk A/S, ADR (Denmark)#	27,000	1,406
QIAGEN NV (Netherlands)*#	46,872	825
Roche Holdings AG (Switzerland)	26,014	3,562
Shionogi (Japan)	38,000	749
Sonova Holding AG (Switzerland)	12,100	898
Teva Pharmaceutical Industries, ADR (Israel)#	49,104	2,277

		16,765

Industrials — 15.3%
ABB, ADR (Switzerland)	104,805	1,725
Andritz AG (Austria)	67,700	2,756
Camillo Eitzen (Norway)*#	184,997	280
Capita Group PLC (United Kingdom)	106,311	1,235
Cargotec, Cl B (Finland)	114,400	1,914
China High Speed Transmission Equipment Group (China)	814,105	1,736
Demag Cranes AG (Germany)	40,400	992
Fanuc (Japan)	9,066	732
Iino Kaiun Kaisha (Japan)	422,000	2,491
Intertek Group PLC (United Kingdom)	49,000	836
Kone Oyj, Cl B (Finland)	115,700	3,530
Konecranes Oyj (Finland)	113,200	2,723
Kurita Water Industries (Japan)#	43,434	1,200
Mitsubishi (Japan)#	62,894	1,199
Nippon Yusen Kabushiki (Japan)#	447,000	2,148
Tognum AG (Germany)	167,600	2,555
Trevi Finanziaria SpA (Italy)	265,841	3,151
Ultra Electronics Holdings (United Kingdom)	36,300	648
Vestas Wind Systems A/S (Denmark)*	34,134	2,515
YIT Oyj (Finland)#	284,799	3,023
Zhuzhou CSR Times Electric (China)	497,000	730

		38,119

Information Technology — 7.7%
ARM Holdings PLC, ADR (United Kingdom)	150,300	791
Autonomy PLC (United Kingdom)*	104,210	2,609
HTC (Taiwan)	53,449	873
Infosys Technologies, ADR (India)	19,100	660
Kakaku.com (Japan)	195	725
Nintendo (Japan)	8,715	2,352
Opera Software ASA (Norway)*	195,000	850
Samsung Electronics (South Korea)	6,700	2,996
SAP AG, ADR (Germany)#	33,656	1,459

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Information Technology — continued
Temenos Group AG (Switzerland)*#	122,160	$1,918
Tencent Holdings (China)	228,204	2,563
Wirecard AG (Germany)*#	150,526	1,380

		19,176

Materials — 15.3%
BASF (Germany)	65,000	2,757
BHP Billiton, ADR (Australia)#	113,587	6,388
CRH PLC (Ireland)	139,107	3,250
Imerys SA (France)*#	27,613	1,182
K+S AG (Germany)	24,506	1,836
Kuraray (Japan)	69,927	700
Lihir Gold, ADR (Australia)*#	21,400	553
Maruichi Steel Tube (Japan)#	28,100	537
Methanex (Canada)	264,700	3,167
Metorex (South Africa)*	1,170,651	326
Showa Denko KK (Japan)	1,404,000	2,090
Smurfit Kappa Group PLC (Ireland)	919,900	5,224
Solvay SA (Belgium)	27,899	2,564
Syngenta AG, ADR (Switzerland)#	57,692	2,815
Vale SA, ADR (Brazil)#	100,453	1,924
Zijin Mining Group, Cl H (China)	3,080,857	2,815

		38,128

Telecommunications — 2.9%
Cable & Wireless PLC (United Kingdom)	478,000	1,046
KDDI (Japan)	419	2,199
MTN Group (South Africa)	54,935	800
SK Telecom (South Korea)	22,200	3,110

		7,155

Telecommunications — 0.3%
Jupiter Telecommunications (Japan)#	1,030	756

Utilities — 3.2%
Kansai Electric Power (Japan)#	103,000	2,248
Red Electrica SA (Spain)#	42,860	2,012
Scottish & Southern Energy PLC (United Kingdom)	76,060	1,440
Tokyo Electric Power (Japan)	89,100	2,243

		7,943

Total Foreign Common Stocks (Cost $287,161)		229,565

FOREIGN RIGHTS — 0.1%
Materials — 0.1%
Imerys SA (France)* (B)	5,523	244

Financials — 0.0%
Lloyds Banking Group PLC (United Kingdom) (B)	398,823	24

Total Foreign Rights (Cost $1,348)		268

FOREIGN EQUITY CERTIFICATES — 1.3%
Information Technology — 0.5%
Educomp Solutions (India), Issued by ABN Amro, Expires 08/31/17 (D)	21,781	1,297

Telecommunication Services — 0.8%
Bharti Airtel (India), Issued by ABN Amro, Expires 12/15/16 (D)	108,753	$1,881

Total Foreign Equity Certificates (Cost $1,461)		3,178

AFFILIATED MONEY MARKET FUND — 6.7%
Allegiant Advantage Institutional Money Market Fund, Class I†	16,588,762	16,589
(Cost $16,589)

Total Investments Before Collateral for Loaned Securities — 100.4%
(Cost $306,559)		249,600

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 15.9%

Affiliated Money Market Fund — 15.9%
Institutional Money Market Trust†	39,407,761	39,408
(Cost $39,408)‡

TOTAL INVESTMENTS — 116.3%
(Cost $345,967)**		289,008

Other Assets & Liabilities — (16.3)%		(40,399)

TOTAL NET ASSETS — 100.0%		$248,609

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $346,051.

Gross unrealized appreciation (000)	$23,033
Gross unrealized depreciation (000)	(80,076)

Net unrealized depreciation (000)	$(57,043)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $40,308.
‡	See Note 8 in Notes to Financial Statements.
(A)	Value is less than $500.
(B)	Security fair valued at Valuation Hierarchy Level 3 using methods determined in good faith by the Board of Trustees.
(C)	Illiquid Security. Total market value of illiquid securities is (000) $464 and represents 0.2% of net assets as of May 31, 2009.
(D)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $3,178 and represents 0.0% of net assets as of May 31, 2009.

ADR — American Depository Receipt

Cl — Class

PLC — Public Limited Company

See Notes to Financial Statements.

Allegiant International Equity Fund

STATEMENT OF NET ASSETS

May 31, 2009

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
DJ Euro Stoxx 50®	78	$2,395	06/22/09	$612
NIKKEI 225	21	1,916	06/12/09	145

		$4,311		$757

Cash in the amount of $340,076 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$91,239	$757
Level 2—Other Significant Observable Inputs	197,501	—
Level 3—Significant Unobservable Inputs	268	—

Totals	$289,008	$757

Level 3 Reconciliation:

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance, 05/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(6,276)	—
Net purchases (sales)	2,353	—
Transfers in and/or out of Level 3	4,191	—

Balance, 05/31/09	$268	$—

See Notes to Financial Statements.

At May 31, 2009, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)
Foreign Common Stocks and Equity Certificates
United Kingdom	18.4%	$45,666
Japan	13.0	32,245
Germany	6.9	17,566
Switzerland	6.4	15,882
China	5.4	13,403
Australia	5.0	12,573
Ireland	5.0	12,483
Finland	4.5	11,191
France	3.7	9,222
Sweden	3.0	7,469
South Korea	2.5	6,106
Denmark	1.6	3,937
South Africa	1.6	3,921
India	1.5	3,838
Singapore	1.4	3,501
Canada	1.3	3,306
Hong Kong	1.3	3,166
Italy	1.3	3,151
Netherlands	1.3	3,144
Spain	1.3	3,141
Belgium	1.2	2,949
Austria	1.1	2,834
Thailand	1.1	2,756
Norway	1.0	2,457
Israel	0.9	2,276
Brazil	0.8	1,924
Greece	0.5	1,234
Taiwan	0.4	873
New Zealand	0.3	797

Total Foreign Common Stocks and Equity Certificates	93.7	233,011
Affiliated Money Market Fund	6.7	16,589

Total Investments Before Collateral for Loaned Securities	100.4	249,600
Short Term Investments Held as Collateral for Loaned Securities	15.9	39,408

Total Investments	116.3	289,008
Other Assets and Liabilities	(16.3)	(40,399)

Net Assets	100.0%	$248,609

See Notes to Financial Statements.

Allegiant International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $289,970)	$233,011
Investments in affiliates at value, (Cost $16,589)	16,589
Short term investments in affiliates held as collateral for loaned securities, (Cost $39,408)	39,408
Initial margin held by broker for open futures contracts	340
Receivable for shares of beneficial interest sold	1,427
Dividends and interest receivable	1,181
Prepaid expenses	26

Total Assets	291,982

LIABILITIES
Payable for collateral for loaned securities	39,408
Payable for shares of beneficial interest redeemed	90
Payable for investment securities purchased	3,490
Future variation margin payable	18
Investment advisory fees payable	197
12b-1 fees payable
Class I	39
Class A	2
Shareholder servicing fees payable
Class A	2
Administration fees payable	15
Custody fees payable	29
Transfer agent fees payable	18
Trustee fees payable	6
Other liabilities	59

Total Liabilities	43,373

TOTAL NET ASSETS	$248,609

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$383,897
Undistributed Net Investment Income	167
Accumulated Net Realized Loss on Investments and Futures	(79,293)
Net Unrealized Appreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	40
Net Unrealized Depreciation on Investments and Futures	(56,202)

Total Net Assets	$248,609

Net Asset Value, Offering and Redemption Price Per Share — Class I ($238,120,566 ÷ 21,771,745 outstanding shares of beneficial interest)	$10.94

Net Asset Value and Redemption Price Per Share — Class A ($10,173,858 ÷ 936,404 outstanding shares of beneficial interest)	$10.86

Maximum Offering Price Per Share — Class A ($10.86 ÷ 94.50%)	$11.49

Net Asset Value and Offering Price Per Share — Class C ($314,087 ÷ 29,706 outstanding shares of beneficial interest)	$10.57

*	Includes securities on loan with a market value of (000) $40,308.

See Notes to Financial Statements.

Allegiant Large Cap Core Equity Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 99.3%
Consumer Discretionary — 9.1%
Dick’s Sporting Goods*#	114,100	$2,031
McDonald’s#	60,000	3,540
New Oriental Education & Technology Group, ADR*#	51,000	2,803
NIKE, Cl B#	54,500	3,109

		11,483

Consumer Staples — 12.1%
Bunge#	37,800	2,392
Colgate-Palmolive#	49,500	3,265
General Mills#	63,500	3,250
Kellogg#	50,000	2,162
PepsiCo#	41,210	2,145
Wal-Mart Stores#	40,800	2,029

		15,243

Energy — 13.2%
Anadarko Petroleum#	56,000	2,676
EOG Resources	34,400	2,518
ExxonMobil	52,000	3,606
National Oilwell Varco*	50,500	1,950
Occidental Petroleum	36,000	2,416
Schlumberger#	24,700	1,413
Transocean*#	25,111	1,996

		16,575

Financials — 12.7%
AON	72,000	2,592
Bank of New York Mellon#	94,000	2,611
Goldman Sachs Group#	21,730	3,142
JPMorgan Chase#	127,380	4,700
Loews	108,000	2,922

		15,967

Healthcare — 13.3%
Abbott Laboratories	67,000	3,019
Baxter International	38,800	1,986
Cephalon*#	25,000	1,458
Genzyme*	36,500	2,159
Gilead Sciences*	56,000	2,414
Johnson & Johnson	59,000	3,254
Teva Pharmaceutical Industries, ADR	50,500	2,341

		16,631

Industrials — 10.3%
3M#	24,850	1,419
Danaher#	41,500	2,505
Expeditors International of Washington#	72,000	2,362
Stericycle*#	66,500	3,324
United Technologies#	62,120	3,268

		12,878

Information Technology — 18.1%
Apple*	25,900	3,518
Cisco Systems*	124,640	2,306
Citrix Systems*	64,000	2,010
Google, Cl A*#	8,400	3,505
Intel	113,000	1,776
Microchip Technology#	102,200	2,204
Microsoft	182,120	3,804
Oracle#	181,000	3,546

		22,669

Materials — 3.0%
Ecolab	47,141	1,761
Monsanto	24,500	2,012

		3,773

Telecommunication Services — 3.5%
American Tower, Cl A*	84,000	2,677
Verizon Communications	60,000	1,756

		4,433

Utilities — 4.0%
EQT#	81,520	3,036
PG&E#	53,000	1,946

		4,982

Total Common Stocks (Cost $123,575)		124,634

AFFILIATED MONEY MARKET FUND — 0.6%
Allegiant Advantage Institutional Money Market Fund, Class I†	711,405	711
(Cost $711)

Total Investments Before Collateral for Loaned Securities — 99.9% (Cost $124,286)		125,345

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 40.1%
Affiliated Money Market Funds — 25.1%
Allegiant Advantage Institutional Money Market Fund, Class I†	28,886,062	28,886
BlackRock Liquidity Funds TempFund Portfolio†	2,528,069	2,528

		31,414

Money Market Funds — 15.0%
AIM STIT Liquid Assets Portfolio	2,528,069	2,528
Dreyfus Institutional Cash Advantage Fund	2,528,069	2,528
Federated Institutional Prime Money Market Portfolio	2,528,069	2,528
Fidelity Institutional Government Portfolio	2,528,069	2,528
Fidelity Institutional Prime Money Market Portfolio	2,528,069	2,528
JP Morgan Prime Money Market Fund	2,528,069	2,528
JP Morgan U.S. Government Money Market Fund	1,199,396	1,200
Merrill Lynch Select Institutional Fund	2,477,795	2,478

		18,846

Allegiant Large Cap Core Equity Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $11,217, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $11,489	$11	$11

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $50,271)‡		50,271

TOTAL INVESTMENTS — 140.0% (Cost $174,557)**		175,616

Other Assets & Liabilities — (40.0)%		(50,176)

TOTAL NET ASSETS — 100.0%		$125,440

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $178,324.

Gross unrealized appreciation (000)	$6,342
Gross unrealized depreciation (000)	(9,050)

Net unrealized depreciation (000)	$(2,708)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $49,022.
‡	See Note 8 in Notes to Financial Statements.

ADR — American Depository Receipt

Cl — Class

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$175,605	$—
Level 2—Other Significant Observable Inputs	11	—
Level 3—Significant Unobservable Inputs	—	—

Totals	$175,616	$—

See Notes to Financial Statements.

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $123,575)	$124,634
Investments in affiliates at value, (Cost $711)	711
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $18,857)	18,857
Short term investments in affiliates held as collateral for loaned securities, (Cost $31,414)	31,414
Dividends and interest receivable	253
Prepaid expenses	15

Total Assets	175,884

LIABILITIES
Payable for collateral for loaned securities	50,271
Payable for shares of beneficial interest redeemed	28
Investment advisory fees payable	78
12b-1 fees payable
Class I	22
Class A	1
Shareholder servicing fees payable
Class A	1
Administration fees payable	7
Custody fees payable	3
Transfer agent fees payable	7
Trustee fees payable	3
Other liabilities	23

Total Liabilities	50,444

TOTAL NET ASSETS	$125,440

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$168,939
Undistributed Net Investment Income	205
Accumulated Net Realized Loss on Investments and Futures	(44,763)
Net Unrealized Appreciation on Investments	1,059

Total Net Assets	$125,440

Net Asset Value, Offering and Redemption Price Per Share — Class I ($121,949,779 ÷ 16,706,377 outstanding shares of beneficial interest)	$7.30

Net Asset Value and Redemption Price Per Share — Class A ($3,342,537 ÷ 464,779 outstanding shares of beneficial interest)	$7.19

Maximum Offering Price Per Share — Class A ($7.19 ÷ 94.50%)	$7.61

Net Asset Value and Offering Price Per Share — Class C ($147,750 ÷ 21,893 outstanding shares of beneficial interest)	$6.75

*	Includes securities on loan with a market value of (000) $49,022.

See Notes to Financial Statements.

Allegiant Large Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 95.1%
Consumer Discretionary — 12.9%
Costco Wholesale	75,000	$3,639
Lowe’s	171,000	3,251
McDonald’s	81,500	4,808
New Oriental Education & Technology Group, ADR*#	67,000	3,682
NIKE, Cl B#	82,812	4,724
Wal-Mart Stores	97,500	4,850

		24,954

Consumer Staples — 9.8%
Colgate-Palmolive	75,149	4,956
General Mills	89,000	4,555
Kellogg	67,000	2,898
PepsiCo	71,300	3,711
Procter & Gamble#	56,000	2,909

		19,029

Energy — 9.0%
EQT#	92,000	3,427
First Solar*#	15,100	2,869
Occidental Petroleum	64,000	4,295
Schlumberger	54,000	3,090
Transocean*#	47,631	3,786

		17,467

Financial Services — 7.2%
AON	131,000	4,716
CME Group#	18,000	5,790
Paychex	125,000	3,421

		13,927

Healthcare — 12.8%
Abbott Laboratories	89,416	4,029
Baxter International	68,000	3,481
Cephalon*#	43,000	2,507
DENTSPLY International#	68,000	1,990
Genzyme*	69,505	4,110
Gilead Sciences*	86,000	3,707
Johnson & Johnson	90,000	4,964

		24,788

Materials — 4.0%
Monsanto	47,300	3,886
Praxair	53,397	3,908

		7,794

Producer Durables — 11.4%
Automatic Data Processing#	57,500	2,186
Danaher#	76,673	4,627
Expeditors International of Washington#	120,000	3,937
Lockheed Martin	37,000	3,094
Stericycle*#	67,000	3,349
United Technologies#	92,988	4,892

		22,085

Technology — 25.9%
Adobe Systems*#	111,000	3,128
American Tower, Cl A*	114,587	3,652
Apple*	37,729	5,124
Cisco Systems*	212,696	3,935
Citrix Systems*	99,000	3,110
EMC*	275,000	3,231
Google, Cl A*	12,492	5,212
Intel	309,000	4,858
Microchip Technology#	156,858	3,383
Microsoft	261,223	5,457
Oracle	246,000	4,819
QUALCOMM	94,500	4,119

		50,028

Utilities — 2.1%
PG&E#	110,000	4,038

Total Common Stocks (Cost $181,565)		184,110

FOREIGN COMMON STOCKS — 1.5%
Technology — 1.5%
Amdocs (Guernsey)* (Cost $3,074)	133,443	2,888

AFFILIATED MONEY MARKET FUND — 0.4%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $681)	680,873	681

Total Investments Before Collateral for Loaned Securities — 97.0% (Cost $185,320)		187,679

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 19.6%
Affiliated Money Market Funds — 12.3%
Allegiant Advantage Institutional Money Market Fund, Class I†	21,848,606	21,849
BlackRock Liquidity Funds TempFund Portfolio†	1,912,160	1,912

		23,761

Money Market Funds — 7.3%
AIM STIT Liquid Assets Portfolio	1,912,160	1,912
Dreyfus Institutional Cash Advantage Fund	1,912,160	1,912
Federated Institutional Prime Money Market Portfolio	1,912,160	1,912
Fidelity Institutional Government Portfolio	1,912,160	1,912
Fidelity Institutional Prime Money Market Portfolio	1,912,160	1,912
JP Morgan Prime Money Market Fund	1,912,160	1,912
JP Morgan U.S. Government Money Market Fund	907,190	908
Merrill Lynch Select Institutional Fund	1,874,135	1,874

		14,254

Allegiant Large Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $8,484, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $8,690	$8	$8

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $38,023)‡		38,023

TOTAL INVESTMENTS — 116.6% (Cost $223,343)**		225,702

Other Assets & Liabilities — (16.6)%		(32,203)

TOTAL NET ASSETS — 100.0%		$193,499

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $231,062.

Gross unrealized appreciation (000)	$9,357
Gross unrealized depreciation (000)	(14,717)

Net unrealized depreciation (000)	$(5,360)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $37,151.
‡	See Note 8 in Notes to Financial Statements.

ADR — American Depository Receipt

Cl — Class

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$225,694	$—
Level 2—Other Significant Observable Inputs	8	—
Level 3—Significant Unobservable Inputs	—	—

Totals	$225,702	$—

See Notes to Financial Statements.

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $184,639)	$186,998
Investments in affiliates at value, (Cost $681)	681
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $14,262)	14,262
Short term investments in affiliates held as collateral for loaned securities, (Cost $23,761)	23,761
Receivable for shares of beneficial interest sold	5,795
Dividends and interest receivable	347
Prepaid expenses	18

Total Assets	231,862

LIABILITIES
Payable for collateral for loaned securities	38,023
Payable for shares of beneficial interest redeemed	92
Investment advisory fees payable	117
12b-1 fees payable
Class I	35
Class A	3
Shareholder servicing fees payable
Class A	3
Administration fees payable	11
Custody fees payable	5
Transfer agent fees payable	31
Trustee fees payable	6
Other liabilities	37

Total Liabilities	38,363

TOTAL NET ASSETS	$193,499

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$295,984
Undistributed Net Investment Income	287
Accumulated Net Realized Loss on Investments and Futures	(105,131)
Net Unrealized Appreciation on Investments	2,359

Total Net Assets	$193,499

Net Asset Value, Offering and Redemption Price Per Share — Class I ($178,604,631 ÷ 15,436,882 outstanding shares of beneficial interest)	$11.57

Net Asset Value and Redemption Price Per Share — Class A ($14,664,290 ÷ 1,292,398 outstanding shares of beneficial interest)	$11.35

Maximum Offering Price Per Share — Class A ($11.35 ÷ 94.50%)	$12.01

Net Asset Value and Offering Price Per Share — Class C ($230,141 ÷ 21,823 outstanding shares of beneficial interest)	$10.55

*	Includes securities on loan with a market value of (000) $37,151.

See Notes to Financial Statements.

Allegiant Large Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 97.1%
Consumer Discretionary — 7.3%
Cablevision Systems	411,255	$7,826
Gap	275,499	4,917
Time Warner	355,840	8,334
Time Warner Cable*#	82,750	2,548

		23,625

Consumer Staples — 8.9%
Campbell Soup	117,924	3,269
Kraft Foods, Cl A	169,639	4,429
Kroger	181,103	4,129
Lorillard#	112,856	7,712
Procter & Gamble	80,310	4,171
Wal-Mart Stores	99,942	4,971

		28,681

Energy — 21.4%
Anadarko Petroleum#	149,249	7,131
Apache#	75,759	6,383
BP PLC, ADR#	118,481	5,865
Chevron#	210,307	14,021
ConocoPhillips#	155,161	7,113
EOG Resources	51,608	3,777
ExxonMobil	234,047	16,231
Petroleo Brasileiro SA, ADR#	136,218	5,998
Transocean*#	32,728	2,601

		69,120

Financials — 20.1%
Allstate	140,405	3,613
Chubb	69,525	2,757
Goldman Sachs Group	55,407	8,010
Invesco	461,090	7,216
JPMorgan Chase#	417,921	15,421
Marsh & McLennan	193,608	3,663
Morgan Stanley#	149,590	4,536
NASDAQ OMX Group*	234,588	4,952
NYSE Euronext	139,357	4,181
Travelers	120,873	4,915
Wells Fargo#	222,099	5,663

		64,927

Healthcare — 12.1%
Baxter International	54,451	2,788
Bristol-Myers Squibb	275,412	5,486
Merck#	299,216	8,253
Pfizer#	775,457	11,779
Wyeth	186,626	8,372
Zimmer Holdings*	57,112	2,544

		39,222

Industrials — 5.4%
ABB, ADR	322,953	5,316
General Electric	562,546	7,583
United Parcel Service, Cl B#	87,549	4,477

		17,376

Information Technology — 8.5%
Applied Materials#	297,049	3,345
ASML Holding NV#	111,328	2,304
EMC*	447,048	5,253
McAfee*	119,297	4,680
QUALCOMM	114,701	5,000
Yahoo!*#	434,843	6,888

		27,470

Materials — 4.3%
Barrick Gold	138,522	5,275
E.I. DuPont de Nemours#	135,424	3,855
Weyerhaeuser#	146,772	4,929

		14,059

Telecommunication Services — 5.5%
AT&T	446,290	11,064
Verizon Communications#	236,482	6,919

		17,983

Utilities — 3.6%
Exelon	102,023	4,898
FPL Group#	88,825	5,021
NRG Energy*	71,020	1,598

		11,517

Total Common Stocks (Cost $346,801)		313,980

AFFILIATED MONEY MARKET FUND — 1.4%
Allegiant Advantage Institutional Money Market Fund, Class I†	4,570,812	4,571
(Cost $4,571)

Total Investments Before Collateral for Loaned Securities — 98.5% (Cost $351,372)		318,551

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 34.9%
Affiliated Money Market Funds — 21.8%
Allegiant Advantage Institutional Money Market Fund, Class I†	64,871,861	64,872
BlackRock Liquidity Funds TempFund Portfolio†	5,677,498	5,678

		70,550

Money Market Funds — 13.1%
AIM STIT Liquid Assets Portfolio	5,677,498	5,678
Dreyfus Institutional Cash Advantage Fund	5,677,498	5,677
Federated Institutional Prime Money Market Portfolio	5,677,498	5,677
Fidelity Institutional Government Portfolio	5,677,498	5,678
Fidelity Institutional Prime Money Market Portfolio	5,677,498	5,677
JP Morgan Prime Money Market Fund	5,677,498	5,677
JP Morgan U.S. Government Money Market Fund	2,693,585	2,694
Merrill Lynch Select Institutional Fund	5,564,593	5,565

		42,323

Allegiant Large Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $25,190, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $25,801	$25	$25

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $112,898)‡		112,898

TOTAL INVESTMENTS — 133.4% (Cost $464,270)**		431,449

Other Assets & Liabilities — (33.4)%		(107,943)

TOTAL NET ASSETS — 100.0%		$323,506

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $467,850.

Gross unrealized appreciation (000)	$23,010
Gross unrealized depreciation (000)	(59,411)

Net unrealized depreciation (000)	$(36,401)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $109,976.
‡	See Note 8 in Notes to Financial Statements.

ADR — American Depository Receipt

Cl — Class

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$431,424	$—
Level 2—Other Significant Observable Inputs	25	—
Level 3—Significant Unobservable Inputs	—	—

Totals	$431,449	$—

See Notes to Financial Statements.

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $346,801)	$313,980
Investments in affiliates at value, (Cost $4,571)	4,571
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $42,348)	42,348
Short term investments in affiliates held as collateral for loaned securities, (Cost $70,550)	70,550
Receivable for investments sold	7,138
Receivable for shares of beneficial interest sold	132
Dividends and interest receivable	1,318
Prepaid expenses	25

Total Assets	440,062

LIABILITIES
Payable for collateral for loaned securities	112,898
Payable for shares of beneficial interest redeemed	453
Payable for investment securities purchased	2,810
Investment advisory fees payable	202
12b-1 fees payable
Class I	56
Class A	5
Shareholder servicing fees payable
Class A	6
Administration fees payable	19
Custody fees payable	7
Transfer agent fees payable	35
Trustee fees payable	10
Other liabilities	55

Total Liabilities	116,556

TOTAL NET ASSETS	$323,506

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$511,506
Undistributed Net Investment Income	1,153
Accumulated Net Realized Loss on Investments	(156,332)
Net Unrealized Depreciation on Investments	(32,821)

Total Net Assets	$323,506

Net Asset Value, Offering and Redemption Price Per Share — Class I ($292,811,184 ÷ 27,312,347 outstanding shares of beneficial interest)	$10.72

Net Asset Value and Redemption Price Per Share — Class A ($30,435,432 ÷ 2,850,839 outstanding shares of beneficial interest)	$10.68

Maximum Offering Price Per Share — Class A ($10.68 ÷ 94.50%)	$11.30

Net Asset Value and Offering Price Per Share — Class C ($258,928 ÷ 24,606 outstanding shares of beneficial interest)	$10.52

*	Includes securities on loan with a market value of (000) $109,976.

See Notes to Financial Statements.

Allegiant Mid Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 96.6%
Consumer Discretionary — 10.1%
Abercrombie & Fitch, Cl A#	103,690	$3,122
American Eagle Outfitters#	189,570	2,808
Autoliv#	54,100	1,503
Dick’s Sporting Goods*#	165,570	2,947
NVR*#	8,961	4,435

		14,815

Consumer Staples — 9.1%
Hormel Foods#	83,690	2,907
J.M. Smucker	129,206	5,202
Safeway	258,550	5,242

		13,351

Energy — 11.9%
Arch Coal#	168,750	3,127
BJ Services#	189,954	2,971
Helmerich & Payne#	64,820	2,267
Noble	139,770	4,804
Peabody Energy	28,670	974
Sunoco#	112,516	3,424

		17,567

Financials — 19.2%
Assurant	117,430	2,775
Chubb	27,760	1,101
Cincinnati Financial#	114,837	2,596
Discover Financial Services	125,420	1,199
Everest Re Group	68,450	4,739
Invesco#	261,426	4,091
Loews	68,500	1,853
Northern Trust	58,953	3,399
PartnerRe	41,240	2,691
Reinsurance Group of America#	105,434	3,878

		28,322

Healthcare — 10.2%
Coventry Health Care*	166,660	3,008
Endo Pharmaceuticals Holdings*#	124,226	1,979
LifePoint Hospitals*#	71,277	1,942
Thermo Fisher Scientific*#	102,560	3,991
Zimmer Holdings*#	90,800	4,045

		14,965

Industrials — 7.1%
Esterline Technologies*	24,490	670
Lincoln Electric Holdings#	60,280	2,459
Robert Half International#	108,320	2,317
Southwest Airlines	194,820	1,313
Spirit Aerosystems Holdings, Cl A*#	270,098	3,714

		10,473

Information Technology — 10.5%
Adobe Systems*#	51,290	1,445
Check Point Software Technologies*#	85,684	2,001
KLA-Tencor#	69,320	1,872
Maxim Integrated Products	231,107	3,751
Tellabs*	555,732	3,084
Verigy*	281,210	3,374

		15,527

Materials — 7.5%
International Flavors & Fragrances	53,550	1,708
Packaging Corporation of America#	215,360	3,472
PPG Industries	59,310	2,637
Sigma-Aldrich#	22,920	1,111
Sonoco Products	86,380	2,104

		11,032

Utilities — 11.0%
Edison International	157,840	4,615
Mirant*#	145,030	2,264
NRG Energy*#	53,040	1,193
PG&E#	120,180	4,412
Xcel Energy#	215,670	3,699

		16,183

Total Common Stocks (Cost $162,621)		142,235

AFFILIATED MONEY MARKET FUND — 3.7%
Allegiant Advantage Institutional Money Market Fund, Class I†	5,378,087	5,378
(Cost $5,378)

Total Investments Before Collateral for Loaned Securities — 100.3% (Cost $167,999)		147,613

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 40.9%
Affiliated Money Market Funds — 25.6%
Allegiant Advantage Institutional Money Market Fund, Class I†	34,621,012	34,621
BlackRock Liquidity Funds TempFund Portfolio†	3,029,984	3,030

		37,651

Money Market Funds — 15.3%
AIM STIT Liquid Assets Portfolio	3,029,984	3,030
Dreyfus Institutional Cash Advantage Fund	3,029,984	3,030
Federated Institutional Prime Money Market Portfolio	3,029,984	3,030
Fidelity Institutional Government Portfolio	3,029,984	3,030
Fidelity Institutional Prime Money Market Portfolio	3,029,984	3,030
JP Morgan Prime Money Market Fund	3,029,984	3,030
JP Morgan U.S. Government Money Market Fund	1,437,521	1,437
Merrill Lynch Select Institutional Fund	2,969,729	2,970

		22,587

Allegiant Mid Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $13,443, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $13,770	$14	$14

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $60,252)‡		60,252

TOTAL INVESTMENTS — 141.2% (Cost $228,251)**		207,865

Other Assets & Liabilities — (41.2)%		(60,655)

TOTAL NET ASSETS — 100.0%		$147,210

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $233,003.

Gross unrealized appreciation (000)	$3,556
Gross unrealized depreciation (000)	(28,694)

Net unrealized depreciation (000)	$(25,138)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $58,720.
‡	See Note 8 in Notes to Financial Statements.

Cl — Class

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$207,851	$—
Level 2—Other Significant Observable Inputs	14	—
Level 3—Significant Unobservable Inputs	—	—

Totals	$207,865	$—

See Notes to Financial Statements.

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $162,621)	$142,235
Investments in affiliates at value, (Cost $5,378)	5,378
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $22,601)	22,601
Short term investments in affiliates held as collateral for loaned securities, (Cost $37,651)	37,651
Receivable for shares of beneficial interest sold	333
Dividends and interest receivable	342
Prepaid expenses	24

Total Assets	208,564

LIABILITIES
Payable for collateral for loaned securities	60,252
Payable for shares of beneficial interest redeemed	235
Payable for investment securities purchased	657
Investment advisory fees payable	90
12b-1 fees payable
Class I	18
Class A	8
Class C	3
Shareholder servicing fees payable
Class A	10
Class C	1
Administration fees payable	9
Custody fees payable	3
Transfer agent fees payable	34
Trustee fees payable	4
Other liabilities	30

Total Liabilities	61,354

TOTAL NET ASSETS	$147,210

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$265,176
Undistributed Net Investment Income	167
Accumulated Net Realized Loss on Investments and Futures	(97,747)
Net Unrealized Depreciation on Investments	(20,386)

Total Net Assets	$147,210

Net Asset Value, Offering and Redemption Price Per Share — Class I ($96,510,076 ÷ 11,113,243 outstanding shares of beneficial interest)	$8.68

Net Asset Value and Redemption Price Per Share — Class A ($46,523,747 ÷ 5,416,406 outstanding shares of beneficial interest)	$8.59

Maximum Offering Price Per Share — Class A ($8.59 ÷ 94.50%)	$9.09

Net Asset Value and Offering Price Per Share — Class C ($4,176,047 ÷ 497,151 outstanding shares of beneficial interest)	$8.40

*	Includes securities on loan with a market value of (000) $58,720.

See Notes to Financial Statements.

Allegiant Multi-Factor Mid Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 97.3%
Consumer Discretionary — 21.4%
Advance Auto Parts	9,000	$383
Aeropostale*#	15,900	551
Apollo Group*	4,600	272
Chipotle Mexican Grill, Cl A*#	2,700	214
Coach	11,200	294
Dollar Tree*#	9,200	412
Family Dollar Stores	10,200	309
GameStop*	5,700	142
Garmin#	12,900	269
Hillenbrand	30,400	522
ITT Educational Services*	2,000	184
New Oriental Education & Technology Group, ADR*#	2,400	132
Tim Hortons#	5,000	132
TJX	16,400	484
Urban Outfitters*#	12,200	249
WABCO Holdings	5,600	95
Yum! Brands#	13,600	471

		5,115

Energy — 8.8%
CNX Gas*	4,800	148
Dresser-Rand Group*	11,200	314
Noble	14,900	512
NuStar Energy LP	2,200	119
ONEOK Partners LP#	4,300	208
Range Resources	3,500	160
Southwestern Energy*	9,300	404
Transocean*#	2,962	235

		2,100

Financials — 6.6%
Interactive Brokers Group, Cl B*	36,300	540
IntercontinentalExchange*#	3,400	366
NASDAQ OMX Group*	11,700	247
Och-Ziff Capital Management Group	11,100	110
PHH*	20,000	308

		1,571

Healthcare — 15.7%
Beckman Coulter	5,800	314
Biogen Idec*#	3,200	166
Cephalon*#	3,200	187
Community Health Systems*	19,500	515
Endo Pharmaceuticals Holdings*#	7,100	113
Express Scripts*#	3,800	243
Health Management Associates, Cl A*	42,800	249
Kinetic Concepts*#	9,900	257
Laboratory Corporation of America Holdings*#	7,100	433
Life Technologies*	3,187	123
Myriad Genetics*#	2,600	94
Quest Diagnostics	4,600	240
St. Jude Medical*	3,900	152
Tenet Healthcare*	184,100	668

		3,754

Industrials — 17.4%
AMETEK	8,000	252
C.H. Robinson Worldwide#	5,800	295
Donaldson#	4,400	148
Dun & Bradstreet	5,300	433
DynCorp International*	9,300	135
EnerSys*	11,600	188
Expeditors International of Washington	3,600	118
Fluor	2,800	132
Foster Wheeler AG*	9,400	249
GT Solar International*#	31,600	203
Hertz Global Holdings*#	55,400	379
KBR	31,200	575
Precision Castparts	2,800	231
Rockwell Collins	8,610	365
Stericycle*#	4,000	200
UTi Worldwide*	19,200	252

		4,155

Information Technology — 14.1%
Agilent Technologies*#	4,400	80
Analog Devices	14,900	364
BMC Software*	6,000	205
Check Point Software Technologies*#	18,700	437
Global Payments	9,100	327
Micros Systems*#	18,000	470
NetEase.com, ADR*#	21,900	757
Western Digital*	29,700	738

		3,378

Materials — 6.8%
Mechel ADR#	44,500	490
Sigma-Aldrich#	10,700	519
Terra Nitrogen LP#	3,400	421
Valspar#	8,900	203

		1,633

Telecommunication Services — 4.3%
Cellcom Israel#	16,100	430
MetroPCS Communications*#	20,500	351
Neutral Tandem*	8,500	246

		1,027

Utilities — 2.2%
Aqua America#	20,000	330
Xcel Energy	10,700	183

		513

Total Common Stocks (Cost $23,279)		23,246

AFFILIATED MONEY MARKET FUND — 2.7%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $650)	650,326	650

Total Investments Before Collateral for Loaned Securities — 100.0% (Cost $23,929)		23,896

	Number of Shares	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 32.5%
Affiliated Money Market Funds — 20.3%
Allegiant Advantage Institutional Money Market Fund, Class I†	4,458,780	$4,459
BlackRock Liquidity Funds TempFund Portfolio†	390,226	390

		4,849

Money Market Funds — 12.2%
AIM STIT Liquid Assets Portfolio	390,226	391
Dreyfus Institutional Cash Advantage Fund	390,226	390
Federated Institutional Prime Money Market Portfolio	390,226	390
Fidelity Institutional Government Portfolio	390,226	390
Fidelity Institutional Prime Money Market Portfolio	390,226	390
JP Morgan Prime Money Market Fund	390,226	390
JP Morgan U.S. Government Money Market Fund	185,136	185
Merrill Lynch Select Institutional Fund	382,466	383

		2,909

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $1,731, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $1,773	$2	2

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $7,760)‡		7,760

TOTAL INVESTMENTS — 132.5% (Cost $31,689)**		31,656

Other Assets & Liabilities — (32.5)%		(7,767)

TOTAL NET ASSETS — 100.0%		$23,889

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $31,692.

Gross unrealized appreciation (000)	$2,352
Gross unrealized depreciation (000)	(2,388)

Net unrealized depreciation (000)	$(36)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $7,559.
‡	See Note 8 in Notes to Financial Statements.

ADR — American Depository Receipt

Cl — Class

LP — Limited Partnership

REIT — Real Estate Investment Trust

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$31,654	$—
Level 2—Other Significant Observable Inputs	2	—
Level 3—Significant Unobservable Inputs	—	—

Totals	$31,656	$—

See Notes to Financial Statements.

Allegiant Multi-Factor Mid Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $23,279)	$23,246
Investments in affiliates at value, (Cost $650)	650
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $2,911)	2,911
Short term investments in affiliates held as collateral for loaned securities, (Cost $4,849)	4,849
Receivable for shares of beneficial interest sold	61
Dividends and interest receivable	32
Prepaid expenses	3

Total Assets	31,752

LIABILITIES
Payable for collateral for loaned securities	7,760
Payable for shares of beneficial interest redeemed	64
Investment advisory fees payable	9
12b-1 fees payable
Class I	2
Class A	1
Shareholder servicing fees payable
Class A	2
Administration fees payable	2
Custody fees payable	2
Transfer agent fees payable	11
Trustee fees payable	1
Other liabilities	9

Total Liabilities	7,863

TOTAL NET ASSETS	$23,889

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$103,410
Undistributed Net Investment Income	5
Accumulated Net Realized Loss on Investments and Futures	(79,493)
Net Unrealized Depreciation on Investments	(33)

Total Net Assets	$23,889

Net Asset Value, Offering and Redemption Price Per Share — Class I ($15,865,092 ÷ 2,878,496 outstanding shares of beneficial interest)	$5.51

Net Asset Value and Redemption Price Per Share — Class A ($7,973,391 ÷ 1,512,375 outstanding shares of beneficial interest)	$5.27

Maximum Offering Price Per Share — Class A ($5.27 ÷ 94.50%)	$5.58

Net Asset Value and Offering Price Per Share — Class C ($50,206 ÷ 11,765 outstanding shares of beneficial interest)	$4.27

*	Includes securities on loan with a market value of (000) $7,559.

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 95.5%
Consumer Discretionary — 13.3%
Aaron’s#	5,400	$176
Ameristar Casinos	5,300	106
Asbury Automotive Group	8,300	79
Cabela’s*#	17,400	231
California Pizza Kitchen*	13,200	184
Cheesecake Factory*	8,300	142
Chico’s FAS*	16,400	160
Cracker Barrel Old Country Store#	3,800	119
Gander Mountain*#	37,784	223
Monro Muffler	3,400	91
National CineMedia	15,400	193
National Presto Industries	1,500	122
Ruby Tuesday*#	33,400	206
Spartan Motors	12,900	122
Stage Stores	35,900	435
Steak N Shake*	23,400	203
WMS Industries*#	2,600	92
Wolverine World Wide	7,600	151

		3,035

Consumer Staples — 1.3%
Diamond Foods#	3,000	89
Flowers Foods	4,450	94
Nash Finch#	3,800	111

		294

Energy — 8.2%
Bolt Technology*#	17,600	200
Cal Dive International*#	17,000	171
Delek US Holdings	38,500	394
Duncan Energy Partners LP	20,500	395
Genesis Energy LP	30,600	398
Targa Resources Partners LP#	9,100	120
Western Refining*#	13,400	191

		1,869

Financials — 20.3%
Advance America Cash Advance Centers	50,400	227
Amerisafe*#	6,700	108
Anworth Mortgage Asset REIT	46,300	308
Ashford Hospitality Trust REIT#	58,900	238
Beneficial Mutual Bancorp*#	20,000	191
CNA Surety*	14,900	226
Community Trust Bancorp	3,500	96
eHealth*	12,500	200
ESSA Bancorp#	5,100	71
EZCORP, Cl A*	6,800	83
Fifth Street Finance	17,200	165
Getty Realty REIT	6,400	117
Great Southern Bancorp	12,300	269
HRPT Properties Trust REIT	51,200	243
Investment Technology Group*	3,850	80
Knight Capital Group, Cl A*#	13,200	227
LTC Properties REIT	4,500	94
Meadowbrook Insurance Group	49,300	364
Nationwide Health Properties REIT#	4,200	112
Ocwen Financial*	8,700	108
PHH*	13,000	200
PS Business Parks REIT	3,700	166
Pzena Investment Management	20,000	131
Signature Bank*	2,500	68
Tower Group#	3,500	84
UMB Financial#	4,800	193
Urstadt Biddle Properties, Cl A REIT	7,000	93
Wintrust Financial	8,500	153

		4,615

Healthcare — 15.0%
Align Technology*#	10,400	123
Allscripts-Misys Healthcare Solutions*#	14,700	190
AmSurg*	6,600	123
Atrion	1,300	143
Bio-Rad Laboratories, Cl A*	1,800	134
Computer Programs & Systems#	3,400	116
Greatbatch*	14,200	294
Harvard Bioscience*	86,100	295
ICON, ADR*	4,000	70
Isis Pharmaceuticals*#	7,200	99
Matrixx Initiatives*	14,700	274
Merit Medical Systems*	27,200	372
Neogen*	3,600	79
Par Pharmaceutical*	32,900	439
PharMerica*#	19,500	342
Techne	1,900	115
Universal American*#	11,300	102
Universal Health Services, Cl B#	2,100	115

		3,425

Industrials — 14.8%
AAR*	26,800	394
Apogee Enterprises	7,800	96
Applied Signal Technology	5,600	117
China Yuchai International	27,900	232
EnergySolutions	24,200	195
EnerSys*	7,850	127
Exponent*	3,600	95
Gardner Denver*#	4,500	128
GATX#	2,800	71
Griffon*	23,400	227
H&E Equipment Services*	41,900	277
Kforce*	9,600	89
MasTec*	12,700	164
Navigant Consulting*#	6,600	79
Saia*	17,800	245
Stanley*#	4,500	117
Tutor Perini	16,100	332
UTi Worldwide*#	9,100	119
Watson Wyatt Worldwide, Cl A#	4,100	156
Werner Enterprises#	6,600	119

		3,379

Information Technology — 15.5%
3Com*#	39,300	170
3PAR*#	13,600	118
Arris Group*#	16,600	201
BigBand Networks*	19,500	102
Ciber*	15,100	48
Cirrus Logic*#	72,900	284
ePlus*	2,314	33
Harmonic*	21,000	121
Integrated Device Technology*	35,300	199
Intellon*	59,100	225
Kopin*	55,900	220
MAXIMUS	3,800	152

Allegiant Multi-Factor Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
Mellanox Technologies*	16,600	$196
NetEase.com, ADR*#	3,600	124
Rackspace Hosting*#	11,800	138
Shanda Interactive Entertainment, ADR*#	2,200	127
Sigma Designs*#	7,600	117
TeleTech Holdings*	21,700	250
Tyler Technologies*#	10,800	181
ValueClick*	8,100	90
Viasat*	10,200	256
Virtusa*	12,100	85
Wright Express*	3,600	90

		3,527

Materials — 2.5%
Buckeye Technologies*	76,826	390
Omnova Solutions*	67,800	170

		560

Telecommunication Services — 0.5%
USA Mobility*	9,600	107

Utilities — 4.1%
Avista	14,000	222
Ferrellgas Partners LP#	7,200	124
NorthWestern	18,500	397
PNM Resources	19,500	180

		923

Total Common Stocks (Cost $21,050)		21,734

FOREIGN COMMON STOCKS — 3.0%
Energy — 0.6%
Teekay Offshore Partners LP	10,400	145

Financials — 0.4%
Max Capital Group	5,900	93

Materials — 2.0%
Thompson Creek Metals*#	47,400	455

Total Foreign Common Stocks (Cost $530)		693

AFFILIATED MONEY MARKET FUND — 2.6%
Allegiant Advantage Institutional Money Market Fund, Class I†	592,202	592
(Cost $592)

Total Investments Before Collateral for Loaned Securities – 101.1% (Cost $22,172)		23,019

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 22.4%
Affiliated Money Market Funds — 14.0%
Allegiant Advantage Institutional Money Market Fund, Class I†	2,923,162	2,923
BlackRock Liquidity Funds TempFund Portfolio†	255,831	256

		3,179

Money Market Funds — 8.4%
AIM STIT Liquid Assets Portfolio	255,831	256
Dreyfus Institutional Cash Advantage Fund	255,831	256
Federated Institutional Prime Money Market Portfolio	255,831	256
Fidelity Institutional Government Portfolio	255,831	256
Fidelity Institutional Prime Money Market Portfolio	255,831	256
JP Morgan Prime Money Market Fund	255,831	256
JP Morgan U.S. Government Money Market Fund	121,374	121
Merrill Lynch Select Institutional Fund	250,744	251

		1,908

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $1,135, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $1,163	$1	1

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $5,088)‡		5,088

TOTAL INVESTMENTS — 123.5% (Cost $27,260)**		28,107

Other Assets & Liabilities — (23.5)%		(5,340)

TOTAL NET ASSETS — 100.0%		$22,767

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $27,722.

Gross unrealized appreciation (000)	$1,470
Gross unrealized depreciation (000)	(1,085)

Net unrealized appreciation (000)	$385

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $4,845.
‡	See Note 8 in Notes to Financial Statements.

ADR — American Depository Receipt

Cl — Class

LP — Limited Partnership

REIT — Real Estate Investment Trust

Allegiant Multi-Factor Small Cap Core Fund
STATEMENT OF NET ASSETS
May 31, 2009

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$28,106	$—
Level 2—Other Significant Observable Inputs	1	—
Level 3—Significant Unobservable Inputs	—	—

Totals	$28,107	$—

See Notes to Financial Statements.

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $21,580)	$22,427
Investments in affiliates at value, (Cost $592)	592
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $1,909)	1,909
Short term investments in affiliates held as collateral for loaned securities, (Cost $3,179)	3,179
Dividends and interest receivable	22
Prepaid expenses	15

Total Assets	28,144

LIABILITIES
Payable for collateral for loaned securities	5,088
Payable for investment securities purchased	251
Investment advisory fees payable	16
12b-1 fees payable Class I	4
Administration fees payable	2
Custody fees payable	2
Transfer agent fees payable	1
Trustee fees payable	1
Other liabilities	12

Total Liabilities	5,377

TOTAL NET ASSETS	$22,767

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$39,686
Undistributed Net Investment Income	435
Accumulated Net Realized Loss on Investments	(18,201)
Net Unrealized Appreciation on Investments	847

Total Net Assets	$22,767

Net Asset Value, Offering and Redemption Price Per Share — Class I ($22,531,359 ÷ 3,202,801 outstanding shares of beneficial interest)	$7.03

Net Asset Value and Redemption Price Per Share — Class A ($235,261 ÷ 33,599 outstanding shares of beneficial interest)	$7.00

Maximum Offering Price Per Share — Class A ($7.00 ÷ 94.50%)	$7.41

*	Includes securities on loan with a market value of (000) $4,845.

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 97.9%
Consumer Discretionary — 16.7%
Aaron’s#	2,100	$68
Aeropostale*#	1,500	52
American Apparel*	14,500	57
Buffalo Wild Wings*#	1,000	36
California Pizza Kitchen*	3,800	53
Carter’s*	2,300	54
Citi Trends*	1,300	34
Fred’s, Cl A	2,200	28
Isle of Capri Casinos*#	7,400	97
Marvel Entertainment*#	1,500	50
Monro Muffler	1,200	32
Panera Bread, Cl A*#	1,000	53
PetMed Express*#	3,800	56
Ruby Tuesday*#	3,400	21
Spartan Motors	8,200	77
Unifirst	2,100	72

		840

Consumer Staples — 2.9%
BJ’s Wholesale Club*#	1,400	49
Flowers Foods	1,000	21
Nu Skin Enterprises, Cl A	1,800	26
Ruddick	1,000	25
Spartan Stores#	1,900	24

		145

Energy — 3.3%
Clayton Williams Energy*	1,500	37
Core Laboratories NV#	400	38
CVR Energy*	5,600	53
Natural Gas Services Group*	2,600	39

		167

Financials — 12.1%
Advance America Cash Advance Centers	10,000	45
American Physicians Capital	1,600	62
Arrow Financial#	1,000	25
Ashford Hospitality Trust REIT#	18,200	74
Asset Acceptance Capital*#	2,100	18
BGC Partners, Cl A	6,200	21
ESSA Bancorp	2,400	34
EZCORP, Cl A*#	6,200	75
First Cash Financial Services*	1,200	18
Home Bancshares	1,400	28
iStar Financial REIT#	14,400	45
Life Partners Holdings#	3,025	48
Platinum Underwriters Holdings	2,500	72
Urstadt Biddle Properties, Cl A REIT	2,900	38
Walter Investment Management REIT*#	694	9

		612

Healthcare — 14.5%
Alexion Pharmaceuticals*#	1,500	55
Align Technology*#	2,900	34
Atrion	500	55
Bio-Rad Laboratories, Cl A*	400	30
Cantel Medical*	2,200	30
Computer Programs & Systems#	1,500	51
Ensign Group	1,600	24
Haemonetics*#	1,500	80
Isis Pharmaceuticals*#	3,300	46
King Pharmaceuticals*#	2,500	24
Landauer#	900	52
Lincare Holdings*#	2,900	63
OSI Pharmaceuticals*	1,500	51
STERIS#	800	19
Techne	700	42
US Physical Therapy*#	3,000	40
Varian*	1,100	38

		734

Industrials — 15.6%
Applied Signal Technology	3,400	71
Brink’s	2,700	72
China Yuchai International	3,200	27
Ducommun	1,800	34
EMCOR Group*	3,200	72
EnerSys*	4,000	65
Exponent*#	1,600	42
Force Protection*	3,400	29
Gardner Denver*	1,800	51
GrafTech International*	4,300	44
Monster Worldwide*#	2,800	33
Teledyne Technologies*	1,200	39
Tetra Tech*#	900	23
Wabtec	1,200	43
Waste Connections*	1,200	30
Watson Wyatt Worldwide, Cl A#	1,200	46
WESCO International*	2,500	67

		788

Information Technology — 28.5%
ANSYS*#	860	26
Arris Group*#	9,300	113
Avocent*#	2,700	38
Benchmark Electronics*#	4,200	51
Brightpoint*	3,500	21
Cirrus Logic*#	7,200	28
Compuware*#	3,000	23
Informatica*	5,850	95
j2 Global Communications*#	4,700	105
Methode Electronics	12,300	72
Micrel	11,300	83
Multi-Fineline Electronix*#	4,200	80
NetEase.com, ADR*#	800	28
Parametric Technology*	3,100	36
SkillSoft, ADR*#	8,400	68
Solera Holdings*#	3,400	78
SonicWALL*	13,900	71
Sybase*#	1,500	49
Taleo, Cl A*	3,200	49
TeleTech Holdings*	5,300	61
TriQuint Semiconductor*	19,700	88
Tyler Technologies*#	4,100	69
ValueClick*	3,700	41
Viasat*	2,600	65

		1,438

Materials — 2.0%
AptarGroup#	1,600	50
Walter Energy	1,600	52

		102

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — 1.0%
Partner Communications, ADR#	3,000	$51

Utilities — 1.3%
Cia Paranaense de Energia, ADR#	4,500	63

Total Common Stocks (Cost $4,960)		4,940

FOREIGN COMMON STOCKS — 1.2%
Materials — 1.2%
Thompson Creek Metals*#	6,300	60

Total Foreign Common Stocks (Cost $49)		60

AFFILIATED MONEY MARKET FUND — 0.8%
Allegiant Money Market Fund, Class I†	40,597	41
(Cost $41)

Total Investments Before Collateral for Loaned Securities — 99.9% (Cost $5,050)		5,041

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 42.4%
Affiliated Money Market Funds — 26.5%
Allegiant Advantage Institutional Money Market Fund, Class I†	1,227,078	1,227
BlackRock Liquidity Funds TempFund Portfolio†	107,392	107

		1,334

Money Market Funds — 15.9%
AIM STIT Liquid Assets Portfolio	107,392	108
Dreyfus Institutional Cash Advantage Fund	107,392	107
Federated Institutional Prime Money Market Portfolio	107,392	108
Fidelity Institutional Government Portfolio	107,392	108
Fidelity Institutional Prime Money Market Portfolio	107,392	108
JP Morgan Prime Money Market Fund	107,392	107
JP Morgan U.S. Government Money Market Fund	50,950	51
Merrill Lynch Select Institutional Fund	105,257	105

		802

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $475, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $486 (A)	$—	—

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $2,136)‡		2,136

TOTAL INVESTMENTS — 142.3% (Cost $7,186)**		7,177

Other Assets & Liabilities — (42.3)%		(2,132)

TOTAL NET ASSETS — 100.0%		$5,045

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $7,199.

Gross unrealized appreciation (000)	$450
Gross unrealized depreciation (000)	(472)

Net unrealized depreciation (000)	$(22)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $2,069.
‡	See Note 8 in Notes to Financial Statements.
(A)	Par and Value are less than $500.

ADR — American Depository Receipt

Cl — Class

REIT — Real Estate Investment Trust

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)		Other Financial Instruments (000)
Level 1—Quoted Prices	$7,177		$—
Level 2—Other Significant Observable Inputs	—	***	—
Level 3—Significant Unobservable Inputs	—		—

Totals	$7,177		$—

***	Amount is less than $500.

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $5,009)	$5,000
Investments in affiliates at value, (Cost $41)	41
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $802)	802
Short term investments in affiliates held as collateral for loaned securities, (Cost $1,334)	1,334
Receivable for shares of beneficial interest sold	1
Dividends and interest receivable	5
Receivable from advisor	1
Prepaid expenses	9

Total Assets	7,193

LIABILITIES
Payable for collateral for loaned securities	2,136
Administration fees payable	1
Custody fees payable	2
Other liabilities	9

Total Liabilities	2,148

TOTAL NET ASSETS	$5,045

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$6,685
Distributions in Excess of Net Investment Income	(1)
Accumulated Net Realized Loss on Investments	(1,630)
Net Unrealized Depreciation on Investments	(9)

Total Net Assets	$5,045

Net Asset Value, Offering and Redemption Price Per Share — Class I ($5,007,346 ÷ 694,916 outstanding shares of beneficial interest)	$7.21

Net Asset Value and Redemption Price Per Share — Class A ($37,632 ÷ 5,264 outstanding shares of beneficial interest)	$7.15

Maximum Offering Price Per Share — Class A ($7.15 ÷ 94.50%)	$7.57

*	Includes securities on loan with a market value of (000) $2,069. See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 98.3%
Consumer Discretionary — 10.2%
California Pizza Kitchen*	13,400	$187
Cato	9,000	173
Columbia Sportswear#	9,050	287
Core-Mark Holding*#	9,100	238
Dress Barn*#	18,400	291
Genesco*	29,350	757
International Speedway, Class A	8,000	198
JAKKS Pacific*#	26,200	334
Meredith#	15,100	407
Pre-Paid Legal Services*#	9,050	383
Red Robin Gourmet Burgers*#	8,000	139
Regis	13,450	236
Rent-A-Center*	31,550	616
Retail Ventures*	52,200	136
Skechers USA, Class A*	18,000	171
Steiner Leisure*#	8,700	254
Wolverine World Wide#	12,000	238

		5,045

Consumer Staples — 6.6%
BJ’s Wholesale Club*#	12,300	433
Cal-Maine Foods#	11,650	285
Herbalife	15,350	448
J&J Snack Foods	4,550	171
Nash Finch#	16,050	470
NBTY*	16,150	399
Ralcorp Holdings*	3,050	175
TreeHouse Foods*#	11,600	310
Universal#	10,250	380
Weis Markets	5,500	192

		3,263

Energy — 4.3%
Basic Energy Services*	24,400	247
BP Prudhoe Bay Royalty Trust#	3,500	259
General Maritime	19,000	182
Hugoton Royalty Trust	23,100	320
Matrix Service*	39,600	448
Permian Basin Royalty Trust#	24,750	283
Sabine Royalty Trust#	5,450	226
San Juan Basin Royalty Trust#	8,300	143

		2,108

Financials — 28.3%
American Physicians Capital	7,100	274
Amerisafe*#	46,900	757
Aspen Insurance Holdings	31,200	720
Bancfirst#	8,450	326
Banco Latinoamericano de
Exportaciones SA, Cl E	20,600	261
BanColombia SA, ADR#	13,500	387
Beneficial Mutual Bancorp*#	27,900	267
BRE Properties REIT#	7,950	199
Capstead Mortgage REIT	21,350	255
Cash America International	22,600	520
City Holding#	18,102	575
Community Bank System#	16,300	253
Community Trust Bancorp#	7,800	215
Danvers Bancorp	14,700	217
Employers Holdings	16,100	197
Endurance Specialty Holdings#	17,300	475
Entertainment Properties Trust REIT	12,050	245
Extra Space Storage REIT#	40,550	305
Financial Federal	13,450	333
First Financial Bancorp	18,500	158
First Niagara Financial Group#	50,427	640
FPIC Insurance Group*	8,300	247
Glacier Bancorp#	20,550	340
Hatteras Financial REIT	6,100	152
Interactive Brokers Group, Cl B*#	11,700	174
International Bancshares#	18,450	207
Knight Capital Group, Cl A*#	11,150	192
LTC Properties REIT	18,600	387
National Health Investors REIT	5,650	149
National Penn Bancshares#	19,417	118
National Retail Properties REIT#	11,550	198
Navigators Group*#	3,750	164
NBT Bancorp#	11,950	262
Odyssey Re Holdings	5,800	233
Portfolio Recovery Associates*#	5,450	196
Potlatch REIT#	12,450	326
PS Business Parks REIT	5,600	251
Selective Insurance Group	18,850	249
Senior Housing Properties Trust REIT	30,300	507
Signature Bank*	9,950	269
Southwest Bancorp	27,600	255
Sun Bancorp*	25,095	169
SVB Financial Group*#	9,000	243
Tompkins Financial#	5,050	244
UMB Financial	9,750	391
Urstadt Biddle Properties, Cl A REIT#	17,600	233
Washington Real Estate Investment Trust REIT#	10,000	219

		13,954

Healthcare — 7.5%
AMERIGROUP*#	7,450	215
AmSurg*	20,950	391
Bio-Rad Laboratories, Cl A*	2,500	186
Centene*	8,100	147
Chemed#	6,850	262
Conmed*	13,300	210
Emergency Medical Services*#	10,200	316
Gentiva Health Services*	6,550	104
HealthSpring*	21,650	210
Invacare#	13,200	224
Maxygen*	26,400	187
Molina Healthcare*#	10,100	242
Owens & Minor	6,600	231
Perrigo#	8,950	241
RehabCare Group*	14,300	312
Varian*#	6,100	213

		3,691

Industrials — 16.5%
Amerco*#	10,550	389
Apogee Enterprises	15,450	190
ATC Technology*	23,650	345
Atlas Air Worldwide Holdings*	7,000	181
Ceradyne*	18,900	427
Chart Industries*	31,100	660
Comfort Systems USA#	17,200	160
Consolidated Graphics*	10,650	173
Cubic#	6,250	238
DynCorp International*	20,100	291

Allegiant Multi-Factor Small Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
EMCOR Group*	13,300	$299
Encore Wire#	13,100	278
EnPro Industries*#	8,900	157
G & K Services, Cl A#	15,950	342
Kadant*	20,450	285
Kennametal#	16,750	316
Korn/Ferry International*	14,200	157
L.B. Foster*	5,900	172
Lennox International#	16,250	504
Mueller Industries#	11,950	263
Regal-Beloit#	12,300	486
School Specialty*#	12,250	233
Skywest#	22,100	227
Tredegar#	11,550	162
Triumph Group	4,850	191
Ultrapetrol Bahamas*	38,100	184
United Stationers*	11,900	426
Watts Water Technologies#	9,500	195
Werner Enterprises#	10,000	180

		8,111

Information Technology — 13.8%
3Com*#	69,350	300
Acxiom	16,600	177
Arris Group*#	24,050	291
Avocent*#	24,350	341
AVX	23,600	219
Benchmark Electronics*#	14,100	172
Black Box	14,550	479
CACI International, Cl A*	7,950	305
CSG Systems International*#	14,750	203
Cymer*	7,950	221
Digital River*#	9,500	362
j2 Global Communications*#	16,050	358
Mantech International, Cl A*	11,450	439
MKS Instruments*	21,650	293
Multi-Fineline Electronix*#	16,750	321
Perot Systems, Cl A*#	16,650	227
Plexus*	12,150	222
QLogic*#	19,050	260
S1*	28,400	193
Sigma Designs*#	13,800	213
Sybase*#	27,470	894
Vignette*	22,800	295

		6,785

Materials — 5.7%
A. Schulman	12,800	191
AptarGroup#	9,300	288
Glatfelter	15,200	156
Minerals Technologies	14,300	559
OM Group*#	19,100	506
Royal Gold	3,800	177
Sensient Technologies	20,350	467
Silgan Holdings	3,150	140
Wausau Paper	21,300	154
Westlake Chemical	8,500	174

		2,812

Telecommunication Services — 0.4%
USA Mobility*	17,300	193

Utilities — 5.0%
Cleco#	28,450	582
El Paso Electric*	32,100	425
Northwest Natural Gas#	13,600	577
NorthWestern#	20,950	449
Piedmont Natural Gas#	11,900	270
WGL Holdings	5,800	172

		2,475

Total Common Stocks (Cost $54,815)		48,437

FOREIGN COMMON STOCKS — 0.5% Financials — 0.5%
Montpelier Re Holdings# (Cost $321)	18,200	244

AFFILIATED MONEY MARKET FUND — 2.1%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $1,006)	1,006,507	1,006

Total Investments Before Collateral for Loaned Securities — 100.9% (Cost $56,142)		49,687

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 36.2%
Affiliated Money Market Funds — 22.6%
Allegiant Advantage Institutional Money Market Fund, Class I†	10,251,953	10,252
BlackRock Liquidity Funds TempFund Portfolio†	897,237	897

		11,149

Money Market Funds — 13.6%
AIM STIT Liquid Assets Portfolio	897,237	898
Dreyfus Institutional Cash Advantage Fund	897,237	897
Federated Institutional Prime Money Market Portfolio	897,237	897
Fidelity Institutional Government Portfolio	897,237	897
Fidelity Institutional Prime Money Market Portfolio	897,237	897
JP Morgan Prime Money Market Fund	897,237	897
JP Morgan U.S. Government Money Market Fund	425,678	426
Merrill Lynch Select Institutional Fund	879,394	880

		6,689

Allegiant Multi-Factor Small Cap Value Fund
STATEMENT OF NET ASSETS	STATEMENT OF
May 31, 2009	ASSETS AND LIABILITIES
May 31, 2009

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $3,981, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $4,077	$4	$4

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $17,842)‡		17,842

TOTAL INVESTMENTS — 137.1% (Cost $73,984)**		67,529

Other Assets & Liabilities — (37.1)%		(18,262)

TOTAL NET ASSETS — 100.0%		$49,267

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $74,459.

Gross unrealized appreciation (000)	$2,551
Gross unrealized depreciation (000)	(9,481)

Net unrealized depreciation (000)	$(6,930)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $17,371.
‡	See Note 8 in Notes to Financial Statements.

ADR — American Depository Receipt Cl — Class REIT — Real Estate Investment Trust

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
Russell Mini	2	$91	06/19/09	$10

Cash in the amount of $8,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$67,525	$10
Level 2—Other Significant Observable Inputs	4	–
Level 3—Significant Unobservable Inputs	–	–

Totals	$67,529	$10

See Notes to Financial Statements.

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $55,136)	$48,681
Investments in affiliates at value, (Cost $1,006)	1,006
Short term investments held as collateral for loaned securities, (Cost $6,693)	6,693
Short term investments in affiliates held as collateral for loaned securities, (Cost $11,149)	11,149
Initial margin held by broker for open futures contracts	8
Receivable for investments sold	3,074
Receivable for shares of beneficial interest sold	7
Futures variation margin receivable	2
Dividends and interest receivable	46
Prepaid expenses	20

Total Assets	70,686

LIABILITIES
Payable for collateral for loaned securities	17,842
Payable for shares of beneficial interest redeemed	18
Payable for investment securities purchased	3,445
Investment advisory fees payable	41
12b-1 fees payable
Class I	8
Class A	3
Class C	1
Shareholder servicing fees payable
Class A	4
Administration fees payable	4
Custody fees payable	3
Transfer agent fees payable	26
Trustees’ fees payable	2
Other liabilities	22

Total Liabilities	21,419

TOTAL NET ASSETS	$49,267

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$126,281
Distributions in Excess of Net Investment Income	(1)
Accumulated Net Realized Loss on Investments	(70,568)
Net Unrealized Depreciation on Investments and Futures	(6,445)

Total Net Assets	$49,267

Net Asset Value, Offering and Redemption Price Per Share — Class I ($28,920,048 ÷ 3,400,129 outstanding shares of beneficial interest)	$8.51

Net Asset Value and Redemption Price Per Share — Class A ($18,640,571 ÷ 2,367,792 outstanding shares of beneficial interest)	$7.87

Maximum Offering Price Per Share — Class A ($7.87 ÷ 94.50%)	$8.33

Net Asset Value and Offering Price Per Share — Class C ($1,706,764 ÷ 239,901 outstanding shares of beneficial interest)	$7.11

*	Includes securities on loan with a market value of (000) $17,371. See Notes to Financial Statements.

See Notes to Financial Statements.

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 98.7%
Consumer Discretionary — 8.8%
Abercrombie & Fitch, Cl A#	956	$29
Amazon.com*	4,193	327
Apollo Group*	1,302	77
AutoNation*#	1,398	22
AutoZone*#	463	70
Bed Bath & Beyond*#	3,297	93
Best Buy#	4,497	158
Big Lots*#	1,188	27
Black & Decker	770	25
Carnival	5,555	141
CBS, Cl B#	9,045	67
Centex#	1,620	14
Coach	4,227	111
Comcast, Cl A	37,573	517
D. R. Horton#	3,856	35
Darden Restaurants#	1,845	67
DIRECTV Group*#	6,897	155
Eastman Kodak#	1,892	5
Expedia*#	2,730	47
Family Dollar Stores	1,816	55
Ford Motor*#	41,570	239
Fortune Brands	1,949	68
GameStop*	1,967	49
Gannett#	3,103	15
Gap	6,214	111
Genuine Parts	2,077	70
Goodyear Tire & Rubber*#	3,149	36
H&R Block	4,090	60
Harley-Davidson#	3,043	52
Harman International Industries	761	14
Hasbro	1,607	41
Home Depot#	22,143	513
International Game Technology#	3,500	61
Interpublic Group*	6,218	33
JC Penney	2,939	77
Johnson Controls#	7,760	155
KB Home#	1,109	17
Kohl’s*#	3,971	169
Leggett & Platt#	2,037	30
Lennar, Cl A#	1,842	18
Limited Brands#	3,527	44
Lowe’s	19,138	364
Macy’s#	5,655	66
Marriott International, Cl A#	3,828	89
Mattel#	4,678	73
McDonald’s#	14,516	856
McGraw-Hill#	4,101	123
Meredith#	485	13
New York Times, Cl A#	1,485	10
Newell Rubbermaid#	3,619	42
News#	30,048	294
NIKE, Cl B#	5,055	288
Nordstrom#	2,077	41
Office Depot*	4,273	20
Omnicom Group#	4,049	123
O’Reilly Automotive*#	1,763	64
Polo Ralph Lauren#	738	40
Pulte Homes#	2,835	25
RadioShack#	1,633	22
Scripps Networks Interactive#	1,169	32
Sears Holdings*#	716	41
Sherwin-Williams#	1,220	64
Snap-On Tools	745	23
Stanley Works	1,019	36
Staples#	9,315	190
Starbucks*#	9,588	138
Starwood Hotels & Resorts Worldwide#	2,393	59
Target#	9,824	386
Tiffany#	1,609	46
Time Warner	15,620	366
Time Warner Cable*#	4,592	141
TJX	5,435	160
VF#	1,150	65
Viacom, Cl B*	7,907	175
Walt Disney	24,246	587
Washington Post#	63	23
Whirlpool#	954	40
Wyndham Worldwide	2,213	26
Wynn Resorts*#	782	29
Yum! Brands#	6,049	209

		9,303

Consumer Staples — 11.9%
Altria Group	26,990	461
Archer-Daniels-Midland#	8,374	230
Avon Products	5,566	148
Brown-Forman, Cl B#	1,279	56
Campbell Soup#	2,673	74
Clorox Co#	1,816	95
Coca-Cola	25,996	1,278
Coca-Cola Enterprises#	4,278	71
Colgate-Palmolive#	6,545	432
ConAgra Foods	5,839	109
Constellation Brands, Cl A*#	2,485	29
Costco Wholesale	5,656	274
CVS Caremark#	19,007	566
Dean Foods*	2,012	38
Dr Pepper Snapple Group*	3,305	72
Estee Lauder, Cl A#	1,516	50
General Mills#	4,180	214
H.J. Heinz#	4,101	150
Hershey#	2,155	76
Hormel Foods	912	32
J.M. Smucker	1,518	61
Kellogg#	3,211	139
Kimberly-Clark	5,396	280
Kraft Foods, Cl A	19,143	500
Kroger	8,518	194
Lorillard	2,195	150
McCormick & Company	1,699	52
Molson Coors Brewing	1,947	86
Pepsi Bottling Group	1,764	58
PepsiCo#	20,327	1,058
Philip Morris International	26,168	1,116
Procter & Gamble	38,234	1,986
Reynolds American#	2,208	88
Safeway	5,591	113
Sara Lee#	9,080	82
SUPERVALU#	2,757	46
SYSCO	7,695	184
Tyson Foods, Cl A#	3,945	53
Walgreen	12,829	382
Wal-Mart Stores#	29,219	1,453

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Whole Foods Market#	1,852	$35

		12,571

Energy — 12.8%
Anadarko Petroleum#	6,398	306
Apache#	4,364	368
Baker Hughes	3,978	155
BJ Services#	3,815	60
Cabot Oil & Gas#	1,371	48
Cameron International*	2,822	88
Chesapeake Energy#	7,391	167
Chevron#	26,181	1,746
ConocoPhillips	19,334	886
Consol Energy	2,276	94
Denbury Resources*#	3,243	56
Devon Energy	5,787	366
Diamond Offshore Drilling#	893	75
El Paso#	9,119	89
ENSCO International	1,854	72
EOG Resources	3,253	238
ExxonMobil	64,019	4,440
Halliburton	11,718	269
Hess	3,698	246
Marathon Oil	9,171	292
Massey Energy#	1,108	25
Murphy Oil	2,482	146
Nabors Industries*#	3,684	66
National Oilwell Varco*	5,448	210
Noble Energy	2,247	134
Occidental Petroleum	10,581	710
Peabody Energy	3,488	119
Pioneer Natural Resources#	1,503	42
Range Resources	2,037	93
Rowan#	1,476	30
Schlumberger#	15,611	893
Smith International	2,861	84
Southwestern Energy*	4,481	195
Spectra Energy	8,400	135
Sunoco#	1,516	46
Tesoro Petroleum#	1,803	31
Valero Energy	6,665	149
Williams	7,556	127
XTO Enegy	7,564	324

		13,620

Financials — 13.4%
AFLAC	6,294	223
Allstate#	7,002	180
American Express#	15,399	383
American International Group#	34,941	59
Ameriprise Financial	2,848	86
AON	3,424	123
Apartment Investment & Management, Cl A REIT#	1,529	14
Assurant	1,528	36
AvalonBay Communities REIT	1,031	63
Bank of America	99,873	1,126
Bank of New York Mellon#	14,998	417
BB&T#	8,331	187
Boston Properties REIT#	1,581	76
Capital One Financial#	5,835	143
CB Richard Ellis Group, Cl A*#	2,957	22
Charles Schwab#	12,241	215
Chubb	4,623	183
Cincinnati Financial	2,005	45
CIT Group#	5,069	19
Citigroup#	72,347	269
CME Group	865	278
Comerica#	2,089	45
Discover Financial Services	6,284	60
E*Trade Financial*#	7,592	11
Equity Residential REIT#	3,554	87
Federated Investors, Cl B	1,150	29
Fifth Third Bancorp#	7,541	52
First Horizon National#	2,758	33
Franklin Resources	1,972	132
Genworth Financial, Cl A#	5,628	33
Goldman Sachs Group	6,547	947
Hartford Financial Services#	4,245	61
HCP REIT#	3,305	77
Health Care REIT#	1,438	49
Host Hotels & Resorts REIT#	7,770	73
Hudson City Bancorp	6,819	88
Huntington Bancshares#	4,843	19
IntercontinentalExchange*	951	103
Invesco	5,301	83
Janus Capital Group#	1,990	20
JPMorgan Chase#	49,083	1,811
KeyCorp#	6,454	32
Kimco Realty REIT#	4,275	50
Legg Mason#	1,845	36
Leucadia National*#	2,364	49
Lincoln National#	3,469	66
Loews	4,716	128
M&T Bank#	1,014	51
Marsh & McLennan	6,714	127
Marshall & Ilsley#	3,463	23
MBIA*#	2,233	14
MetLife	10,686	337
Moody’s#	2,524	69
Morgan Stanley#	15,963	484
NASDAQ OMX Group*	1,790	38
Northern Trust	3,093	178
NYSE Euronext#	3,384	102
People’s United Financial#	4,377	69
Plum Creek Timber REIT#	2,168	75
PNC Financial Services Group†	5,578	254
Principal Financial Group#	4,044	90
Progressive*#	8,831	142
Prologis REIT	5,578	47
Prudential Financial	5,539	221
Public Storage REIT#	1,633	109
Regions Financial#	14,517	61
Simon Property Group REIT	3,606	193
SLM*#	6,074	40
State Street	6,364	296
SunTrust Banks#	4,650	61
T. Rowe Price Group#	3,358	136
Torchmark#	1,106	44
Travelers	7,496	305
U.S. Bancorp#	24,709	474
Unum Group	4,325	74
Ventas REIT	1,861	57
Vornado Realty Trust REIT#	1,999	93
Wells Fargo#	59,866	1,527

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
XL Capital, Cl A#	4,468	$45
Zions Bancorp#	1,502	21

		14,178

Healthcare — 13.7%
Abbott Laboratories	20,184	910
Aetna	5,918	159
Allergan	4,011	177
AmerisourceBergen	1,985	74
Amgen*	13,495	674
Baxter International	7,962	408
Becton Dickinson	3,122	211
Biogen Idec*#	3,757	195
Boston Scientific*	19,623	184
Bristol-Myers Squibb	25,853	515
C.R. Bard	1,293	92
Cardinal Health	4,711	168
Celgene*	5,996	253
Cephalon*#	903	53
CIGNA	3,540	78
Coventry Health Care*	1,933	35
Covidien*	6,571	235
DaVita*	1,345	61
DENTSPLY International#	1,933	57
Eli Lilly#	13,207	457
Express Scripts*#	3,226	207
Forest Laboratories*	3,932	93
Genzyme*	3,540	209
Gilead Sciences*	11,889	512
Hospira*	2,077	72
Humana*#	2,233	70
IMS Health	2,317	28
Intuitive Surgical*#	510	76
Johnson & Johnson	36,121	1,992
King Pharmaceuticals*#	2,623	25
Laboratory Corporation of America Holdings*#	1,410	86
Life Technologies*	2,260	88
McKesson	3,524	145
Medco Health Solutions*	6,414	294
Medtronic	14,585	501
Merck#	27,526	759
Millipore*	665	42
Mylan*#	4,121	54
Patterson*#	1,189	24
PerkinElmer	1,516	25
Pfizer#	88,116	1,338
Quest Diagnostics	2,012	105
Schering-Plough#	21,242	518
St. Jude Medical*	4,521	176
Stryker#	3,095	119
Tenet Healthcare*	3,786	14
Thermo Fisher Scientific*#	5,461	213
UnitedHealth Group#	15,873	422
Varian Medical Systems*#	1,620	58
Waters*	1,207	52
Watson Pharmaceuticals*#	1,358	41
WellPoint*#	6,506	303
Wyeth	17,387	780
Zimmer Holdings*	2,901	129

		14,566

Industrials — 10.0%
3M#	9,005	514
Avery Dennison	1,425	39
Boeing	9,484	425
Burlington Northern Santa Fe#	3,632	263
C.H. Robinson Worldwide#	2,220	113
Caterpillar#	7,851	278
Cintas	1,712	40
Cooper Industries, Cl A	2,181	72
CSX	5,125	163
Cummins	2,626	85
Danaher#	3,318	200
Deere#	5,556	242
Dover	2,416	76
Dun & Bradstreet	693	57
Eaton	2,025	88
Emerson Electric#	9,863	317
Equifax	1,647	45
Expeditors International of Washington#	2,770	91
Fastenal#	1,734	58
FedEx#	4,063	225
Flowserve	718	53
Fluor#	2,364	111
General Dynamics#	4,981	283
General Electric	138,164	1,863
Goodrich	1,607	78
Honeywell International	9,602	318
Illinois Tool Works	5,017	162
Ingersoll-Rand, Cl A	4,141	84
Iron Mountain*#	2,338	64
ITT#	2,364	97
Jacobs Engineering Group*#	1,481	64
L-3 Communications Holdings	1,541	113
Lockheed Martin	4,303	360
Manitowoc#	1,874	12
Masco#	4,912	51
Monster Worldwide*#	1,609	19
Norfolk Southern#	4,769	177
Northrop Grumman	4,272	204
PACCAR#	4,729	141
Pall	1,542	40
Parker Hannifin	2,091	88
Pitney Bowes#	2,528	58
Precision Castparts	1,816	150
Raytheon	5,333	238
Republic Services	4,049	92
Robert Half International#	1,972	42
Rockwell Automation#	1,842	57
Rockwell Collins	2,061	87
RR Donnelley & Sons	2,678	36
Ryder System	718	20
Southwest Airlines	9,655	65
Stericycle*#	999	50
Textron	3,161	36
Union Pacific	6,571	324
United Parcel Service, Cl B#	12,999	665
United Technologies#	12,306	647
W.W. Grainger	814	64
Waste Management	6,414	177

		10,581

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — 17.6%
Adobe Systems*#	6,903	$195
Advanced Micro Devices*#	7,303	33
Affiliated Computer Services, Cl A*	1,267	57
Agilent Technologies*#	4,518	82
Akamai Technologies*#	2,396	53
Altera	3,495	59
Amphenol	2,233	75
Analog Devices	3,849	94
Apple*#	11,653	1,583
Applied Materials#	17,362	195
Autodesk*#	3,050	65
Automatic Data Processing#	6,585	250
BMC Software*	2,476	84
Broadcom, Cl A*#	5,552	141
CA	5,147	90
Ciena*#	1,194	13
Cisco Systems*	76,253	1,411
Citrix Systems*	2,351	74
Cognizant Technology Solutions, Cl A*	3,781	95
Computer Sciences*	1,972	84
Compuware*#	3,214	24
Convergys*#	1,514	14
Corning#	19,936	293
Dell*	22,601	262
eBay*#	14,070	248
Electronic Arts*	4,193	96
EMC*#	26,272	309
Fidelity National Information Services	2,482	48
Fiserv*	2,037	86
FLIR Systems*#	1,678	38
Google, Cl A*	3,128	1,305
Harris	1,562	49
Harris Stratex Networks*	438	2
Hewlett-Packard	31,218	1,072
Intel	72,661	1,142
International Business Machines#	17,532	1,863
Intuit*#	4,193	114
Jabil Circuit	2,753	22
JDS Uniphase*#	2,716	15
Juniper Networks*#	6,819	169
KLA-Tencor#	2,208	60
Lexmark International, Cl A*#	659	11
Linear Technology#	2,887	68
LSI*	8,465	38
Mastercard#	941	166
McAfee*	2,012	79
MEMC Electronic Materials*	2,913	56
Microchip Technology#	2,364	51
Micron Technology*#	9,967	50
Microsoft	99,873	2,086
Molex#	1,803	28
Motorola#	28,483	173
National Semiconductor#	2,534	35
NetApp*#	4,312	84
Novell*	4,494	19
Novellus Systems*#	1,267	23
NVIDIA*#	6,522	68
Oracle#	50,100	981
Paychex#	4,171	114
QLogic*#	1,581	22
QUALCOMM	21,500	937
Salesforce.com*#	1,371	52
SanDisk*#	3,109	49
Sun Microsystems*#	9,719	87
Symantec*	10,712	167
Tellabs*	5,159	29
Teradata*	2,312	50
Teradyne*#	2,247	16
Texas Instruments#	16,670	323
Total System Services	2,574	35
Tyco Electronics	5,983	104
VeriSign*	2,509	59
Western Union	9,263	163
Xerox#	11,272	77
Xilinx	3,556	74
Yahoo!*#	18,211	288

		18,626

Materials — 3.3%
Air Products & Chemicals	2,730	177
AK Steel Holding	1,503	22
Alcoa#	12,410	114
Allegheny Technologies#	1,267	45
Ball	1,088	43
Bemis	1,351	34
CF Industries Holdings	627	49
Dow Chemical	13,704	242
E.I. DuPont de Nemours#	11,783	336
Eastman Chemical#	966	40
Ecolab	2,204	82
Freeport-McMoRan Copper & Gold#	5,542	302
International Flavors & Fragrances	1,023	33
International Paper	5,771	83
MeadWestvaco	2,220	35
Monsanto	7,146	587
Newmont Mining	6,472	316
Nucor	4,090	180
Owens-Illinois*	2,284	65
Pactiv*	1,712	38
PPG Industries	2,143	95
Praxair	3,971	291
Sealed Air	2,011	40
Sigma-Aldrich#	1,594	77
Titanium Metals#	1,128	10
United States Steel#	1,562	53
Vulcan Materials#	1,438	64
Weyerhaeuser#	2,757	93

		3,546

Telecommunication Services — 3.4%
American Tower, Cl A*	5,186	165
AT&T	76,859	1,905
CenturyTel#	1,302	40
Embarq	1,855	78
Frontier Communications	4,063	30
Qwest Communications#	19,191	84
Sprint Nextel*	37,415	193
Verizon Communications#	37,065	1,084
Windstream#	5,710	48

		3,627

Utilities — 3.8%
AES*	8,413	84
Allegheny Energy	2,171	54
Ameren	2,729	64

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — continued
American Electric Power	6,094	$161
CenterPoint Energy	4,489	45
CMS Energy#	2,953	34
Consolidated Edison	3,567	127
Constellation Energy Group	2,580	70
Dominion Resources#	7,603	242
DTE Energy	2,129	64
Duke Energy	16,615	235
Dynegy, Cl A*#	6,408	13
Edison International	4,245	124
Entergy	2,469	184
EQT#	1,699	63
Exelon	8,596	413
FirstEnergy#	3,971	150
FPL Group#	5,331	301
Integrys Energy Group	993	27
Nicor#	554	17
NiSource#	3,580	38
Northeast Utilities	2,247	47
Pepco Holdings	2,861	37
PG&E#	4,769	175
Pinnacle West Capital	1,326	37
PPL#	4,899	159
Progress Energy	3,592	128
Progress Energy CVO (A) (B)	2,575	—
Public Service Enterprise Group	6,597	210
Questar	2,260	77
SCANA	1,581	48
Sempra Energy	3,174	145
Southern#	10,151	288
TECO Energy#	2,770	31
Wisconsin Energy#	1,516	60
Xcel Energy#	5,901	101

		4,053

Total Common Stocks (Cost $105,349)		104,671

EXCHANGE TRADED FUNDS — 0.8%
iShares S&P 500® Index Fund	4,500	418
S&P Depository Receipt, Trust Series 1	5,000	462

Total Exchange Traded Funds (Cost $848)		880

RIGHTS — 0.0%
Information Technology — 0.0%
Seagate# (A) (B)	5,934	—
(Cost $ –)

AFFILIATED MONEY MARKET FUND — 0.6%
Allegiant Advantage Institutional Money Market Fund, Class I†	588,508	589
(Cost $589)

Total Investments Before Collateral for Loaned Securities – 100.1% (Cost $106,786)		106,140

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 32.1%
Affiliated Money Market Funds — 20.1%
Allegiant Advantage Institutional Money Market Fund, Class I†	19,584,761	19,585
BlackRock Liquidity Funds TempFund Portfolio†	1,714,032	1,714

		21,299

Money Market Funds — 12.0%
AIM STIT Liquid Assets Portfolio	1,714,032	1,714
Dreyfus Institutional Cash Advantage Fund	1,714,032	1,714
Federated Institutional Prime Money Market Portfolio	1,714,032	1,714
Fidelity Institutional Government Portfolio	1,714,032	1,714
Fidelity Institutional Prime Money Market Portfolio	1,714,032	1,714
JP Morgan Prime Money Market Fund	1,714,032	1,714
JP Morgan U.S. Government Money Market Fund	813,191	813
Merrill Lynch Select Institutional Fund	1,679,946	1,680

		12,777

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $7,605, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $7,789	$8	8

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $34,084)‡		34,084

TOTAL INVESTMENTS — 132.2%
(Cost $140,870)**		140,224

Other Assets & Liabilities — (32.2)%		(34,126)

TOTAL NET ASSETS — 100.0%		$106,098

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $148,370.

Gross unrealized appreciation (000)	$10,240
Gross unrealized depreciation (000)	(18,386)

Net unrealized depreciation (000)	$(8,146)

† See Note 3 in Notes to Financial Statements.

# Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $33,209.

‡ See Note 8 in Notes to Financial Statements.

(A) Illiquid Security

(B Security fair valued at Valuation Hierarchy Level 3 using methods determined in good faith by the Board of Trustees.

Cl — Class

CVO — Contingent Value Obligation

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Allegiant S&P 500® Index Fund
STATEMENT OF NET ASSETS	STATEMENT OF
May 31, 2009	ASSET AND LIABILITIES
May 31, 2009

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500®
Composite Index	3	$667	06/19/09	$22

Cash in the amount of $45,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 - Quoted Prices	$140,216	$22
Level 2 - Other Significant Observable Inputs	8	—
Level 3 - Significant Unobservable Inputs	—	—

Totals	$140,224	$22

See Notes to Financial Statements.

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $106,197)	$105,551
Investments in affiliates at value, (Cost $589)	589
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $12,785)	12,785
Short term investments in affiliates held as collateral for loaned securities, (Cost $21,299)	21,299
Initial margin held by broker for open futures contracts	6
Receivable for investments sold	6
Receivable for shares of beneficial interest sold	41
Future variation margin receivable	45
Dividends and interest receivable	293
Prepaid expenses	22

Total Assets	140,637

LIABILITIES
Payable for collateral for loaned securities	34,084
Payable for shares of beneficial interest redeemed	111
Payable for investment securities purchased	271
Investment advisory fees payable	18
12b-1 fees payable
Class I	2
Class C	1
Shareholder servicing fees payable
Class A	4
Administration fees payable	6
Custody fees payable	5
Transfer agent fees payable	8
Trustee fees payable	2
Other liabilities	27

Total Liabilities	34,539

TOTAL NET ASSETS	$106,098

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$121,140
Undistributed Net Investment Income	309
Accumulated Net Realized Loss on Investments and Futures	(14,727)
Net Unrealized Depreciation on Investments and Futures	(624)

Total Net Assets	$106,098

Net Asset Value, Offering and Redemption Price Per Share — Class I ($87,430,657 ÷ 11,977,118 outstanding shares of beneficial interest)	$7.30

Net Asset Value and Redemption Price Per Share — Class A ($17,534,879 ÷ 2,411,938 outstanding shares of beneficial interest)	$7.27

Maximum Offering Price Per Share — Class A ($7.27 ÷ 97.50%)	$7.46

Net Asset Value and Offering Price Per Share — Class C ($1,132,110 ÷ 156,528 outstanding shares of beneficial interest)	$7.23

*	Includes securities on loan with a market value of (000) $33,209.

See Notes to Financial Statements.

Allegiant Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 89.1%
Consumer Discretionary — 10.3%
American Eagle Outfitters#	53,460	$792
Deckers Outdoor*	51,910	3,009
Penn National Gaming*	85,400	2,824
Snap-On Tools	58,720	1,829
Sonic*#	186,160	1,755
Strayer Education#	11,522	2,123
Tractor Supply*#	66,550	2,554

		14,886

Consumer Staples — 3.2%
Chattem*#	47,520	2,838
Corn Products International	66,510	1,757

		4,595

Energy — 6.6%
Alon USA Energy#	134,890	1,792
ATP Oil & Gas*#	88,910	801
Atwood Oceanics*#	82,130	2,173
Encore Acquisition*#	57,880	2,054
ION Geophysical*#	343,890	973
Oil States International*	68,850	1,799

		9,592

Financials — 11.8%
Affiliated Managers Group*#	53,990	3,029
BancorpSouth#	32,610	725
Bank of the Ozarks#	98,300	2,486
Glacier Bancorp#	157,880	2,616
Pinnacle Financial Partners*#	102,590	1,488
Portfolio Recovery Associates*#	110,460	3,973
Prosperity Bancshares#	63,050	1,769
Valley National Bancorp#	80,692	980

		17,066

Healthcare — 7.7%
Bio-Reference Labs*#	125,848	3,424
Charles River Laboratories International*	50,910	1,600
Cubist Pharmaceuticals*	56,490	964
NuVasive*#	89,730	3,241
Pharmaceutical Product Development#	99,370	1,990

		11,219

Industrials — 21.6%
AAR*#	132,350	1,946
BE Aerospace*#	257,450	3,831
Curtiss-Wright	48,680	1,425
EMCOR Group*#	95,080	2,136
Esterline Technologies*	52,410	1,433
Graco#	88,070	1,963
GrafTech International*	66,000	671
Harsco	48,590	1,412
Houston Wire & Cable#	156,630	1,870
Huron Consulting Group*#	59,840	2,743
ICF International*#	113,600	3,022
IDEX#	147,575	3,446
Regal-Beloit#	50,650	2,001
Shaw Group (The)*	45,630	1,241
Terex*	110,000	1,476
United Stationers*	20,430	732

		31,348

Information Technology — 18.7%
ANSYS*#	87,980	2,627
Comtech Telecommunications*	97,880	2,852
Digital River*#	76,810	2,929
FactSet Research Systems#	53,880	2,850
FLIR Systems*#	52,150	1,171
j2 Global Communications*#	107,935	2,407
OSI Systems*	149,710	2,755
Perot Systems, Cl A*#	180,830	2,470
Rofin-Sinar Technologies*	93,780	2,115
Trimble Navigation*#	137,270	2,633
Tyler Technologies*#	136,900	2,300

		27,109

Materials — 7.1%
AK Steel Holding	77,990	1,115
AptarGroup#	39,690	1,231
Balchem#	97,410	2,349
Methanex#	157,090	1,882
Northgate Minerals*#	1,035,370	2,506
Universal Stainless & Alloy*	87,400	1,214

		10,297

Utilities — 2.1%
UGI	125,450	3,025

Total Common Stocks (Cost $139,836)		129,137

FOREIGN COMMON STOCKS — 7.4%
Consumer Discretionary — 1.0%
Gildan Activewear*#	88,730	1,460

Financials — 6.4%
FirstService*#	273,790	3,559
Lazard LP, Cl A#	77,310	2,186
Montpelier Re Holdings#	269,700	3,609

		9,354

Total Foreign Common Stocks (Cost $14,924)		10,814

AFFILIATED MONEY MARKET FUND — 4.2%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $6,058)	6,057,875	6,058

Total Investments Before Collateral for Loaned Securities — 100.7% (Cost $160,818)		146,009

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 44.8%
Affiliated Money Market Funds — 28.0%
Allegiant Advantage Institutional Money Market Fund, Class I†	37,359,769	37,360
BlackRock Liquidity Funds TempFund Portfolio†	3,269,676	3,269

		40,629

	Number of Shares	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Money Market Funds — 16.8%
AIM STIT Liquid Assets Portfolio	3,269,676	$3,269
Dreyfus Institutional Cash Advantage Fund	3,269,676	3,270
Federated Institutional Prime Money Market Portfolio	3,269,676	3,270
Fidelity Institutional Government Portfolio	3,269,676	3,270
Fidelity Institutional Prime Money Market Portfolio	3,269,676	3,270
JP Morgan Prime Money Market Fund	3,269,676	3,270
JP Morgan U.S. Government Money Market Fund	1,551,239	1,551
Merrill Lynch Select Institutional Fund	3,204,654	3,204

		24,374

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $14,507, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $14,859	$15	15

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $65,018)‡		65,018

TOTAL INVESTMENTS — 145.5% (Cost $225,836)**		211,027

Other Assets & Liabilities — (45.5)%		(66,029)

TOTAL NET ASSETS — 100.0%		$144,998

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $227,159.

Gross unrealized appreciation (000)	$9,575
Gross unrealized depreciation (000)	(25,707)

Net unrealized depreciation (000)	$(16,132)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $63,266.
‡	See Note 8 in Notes to Financial Statements.

Cl — Class

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
Russell Mini	38	$1,482	06/19/09	$422

Cash in the amount of $152,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$211,012	$422
Level 2—Other Significant Observable Inputs	15	—
Level 3—Significant Unobservable Inputs	—	—

Totals	$211,027	$422

See Notes to Financial Statements.

Allegiant Small Cap Core Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $154,760)	$139,951
Investments in affiliates at value, (Cost $6,058)	6,058
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $24,389)	24,389
Short term investments in affiliates held as collateral for loaned securities, (Cost $40,629)	40,629
Initial margin held by broker for open futures contracts	43
Receivable for shares of beneficial interest sold	176
Future variation margin receivable	152
Dividends and interest receivable	77
Prepaid expenses	24

Total Assets	211,499

LIABILITIES
Payable for collateral for loaned securities	65,018
Payable for shares of beneficial interest redeemed	262
Payable for investment securities purchased	1,024
Investment advisory fees payable	120
12b-1 fees payable
Class I	26
Administration fees payable	8
Custody fees payable	4
Transfer agent fees payable	8
Trustee fees payable	4
Other liabilities	27

Total Liabilities	66,501

TOTAL NET ASSETS	$144,998

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$208,748
Distributions in Excess of Net Investment Income	(4)
Accumulated Net Realized Loss on Investments and Futures	(49,359)
Net Unrealized Depreciation on Investments and Futures	(14,387)

Total Net Assets	$144,998

Net Asset Value, Offering and Redemption Price Per Share — Class I ($142,963,720 ÷ 19,002,107 outstanding shares of beneficial interest)	$7.52

Net Asset Value and Redemption Price Per Share — Class A ($1,509,848 ÷ 202,982 outstanding shares of beneficial interest)	$7.44

Maximum Offering Price Per Share — Class A ($7.44 ÷ 94.50%)	$7.87

Net Asset Value and Offering Price Per Share — Class C ($524,829 ÷ 73,179 outstanding shares of beneficial interest)	$7.17

*	Includes securities on loan with a market value of (000) $63,266.

See Notes to Financial Statements.

Allegiant Small Cap Growth Funds

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
COMMON STOCKS — 90.8%
Consumer Discretionary — 16.2%
Aaron’s	8,900	$290
Aeropostale*#	6,400	222
American Apparel*#	59,900	237
Buffalo Wild Wings*#	4,300	153
California Pizza Kitchen*	16,100	225
Carter’s*	9,100	215
Citi Trends*	5,400	139
Fred’s, Cl A	9,100	117
Isle of Capri Casinos*#	30,700	403
Marvel Entertainment*#	6,400	212
Monro Muffler	5,100	136
Panera Bread, Cl A*#	4,000	213
PetMed Express*#	16,400	240
Ruby Tuesday*	14,000	87
Spartan Motors	32,800	310
Unifirst	8,800	300

		3,499

Consumer Staples — 2.8%
BJ’s Wholesale Club*#	5,700	201
Flowers Foods#	4,100	87
Nu Skin Enterprises, Cl A	7,500	109
Ruddick	4,300	108
Spartan Stores#	8,200	101

		606

Energy — 3.2%
Clayton Williams Energy*	6,300	155
Core Laboratories NV#	1,700	161
CVR Energy*	22,100	211
Natural Gas Services Group*	11,200	167

		694

Financials — 8.2%
Advance America Cash Advance Centers	39,100	176
Ashford Hospitality Trust REIT#	73,800	299
Asset Acceptance Capital*	8,700	75
BGC Partners, Cl A	25,500	86
ESSA Bancorp	9,900	138
EZCORP, Cl A*	25,600	311
First Cash Financial Services*	5,000	75
iStar Financial REIT#	61,200	190
Life Partners Holdings#	12,875	205
Urstadt Biddle Properties, Cl A REIT	12,500	165
Walter Investment Management REIT*	3,360	45

		1,765

Healthcare — 14.3%
Alexion Pharmaceuticals*#	6,200	226
Align Technology*#	11,900	141
Atrion	2,100	231
Bio-Rad Laboratories, Cl A*	1,700	127
Cantel Medical*	9,500	129
Computer Programs & Systems#	6,400	219
Ensign Group	6,900	103
Haemonetics*	6,400	341
Isis Pharmaceuticals*#	14,200	196
King Pharmaceuticals*#	10,700	101
Landauer	3,800	219
Lincare Holdings*#	12,100	263
OSI Pharmaceuticals*#	6,300	213
STERIS	3,100	73
Techne	3,100	187
US Physical Therapy*	12,600	170
Varian*	4,700	164

		3,103

Industrials — 15.3%
Applied Signal Technology	14,600	306
Brink’s	11,200	298
China Yuchai International	13,300	111
Ducommun	7,800	148
EMCOR Group*	13,400	301
EnerSys*	15,900	258
Exponent*	6,900	181
Force Protection*	14,200	122
Gardner Denver*	7,800	221
GrafTech International*	18,200	185
Monster Worldwide*#	12,000	140
Teledyne Technologies*	5,100	168
Tetra Tech*	3,500	90
Wabtec	5,100	182
Waste Connections*	5,100	129
Watson Wyatt Worldwide, Cl A	4,900	186
WESCO International*	10,700	286

		3,312

Information Technology — 27.6%
ANSYS*#	3,660	109
Arris Group*	38,500	467
Avocent*#	11,300	158
Benchmark Electronics*#	17,900	218
Brightpoint*	14,700	87
Cirrus Logic*	29,600	115
Compuware*#	12,900	99
Informatica*	24,040	393
j2 Global Communications*	19,300	430
Methode Electronics	52,400	306
Micrel	46,900	345
Multi-Fineline Electronix*#	17,500	335
NetEase.com, ADR*#	3,400	118
Parametric Technology*	13,300	154
SkillSoft, ADR*#	34,800	284
Solera Holdings*	14,200	325
SonicWALL*	57,400	293
Sybase*#	6,500	212
Taleo, Cl A*#	12,500	194
TeleTech Holdings*	22,500	259
TriQuint Semiconductor*	81,300	362
Tyler Technologies*#	17,600	296
ValueClick*	14,500	160
Viasat*	10,300	258

		5,977

Materials — 2.0%
AptarGroup#	6,800	211
Walter Energy	6,500	212

		423

Utilities — 1.2%
Cia Paranaense de Energia, ADR#	19,000	268

Total Common Stocks (Cost $20,041)		19,647

Allegiant Small Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 1.1%
Materials — 1.1%
Thompson Creek Metals*# (Cost $198)	25,300	$243

AFFILIATED MONEY MARKET FUND — 2.0%
Allegiant Money Market Fund, Class I† (Cost $432)	431,805	432

Total Investments Before Collateral for Loaned Securities – 93.9% (Cost $20,671)		20,322

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 32.1%
Affiliated Money Market Funds — 20.1%
Allegiant Advantage Institutional Money Market Fund, Class I†	3,990,294	3,990
BlackRock Liquidity Funds TempFund Portfolio†	349,225	349

		4,339

Money Market Funds — 12.0%
AIM STIT Liquid Assets Portfolio	349,225	349
Dreyfus Institutional Cash Advantage Fund	349,225	349
Federated Institutional Prime Money Market Portfolio	349,225	349
Fidelity Institutional Government Portfolio	349,225	349
Fidelity Institutional Prime Money Market Portfolio	349,225	349
JP Morgan Prime Money Market Fund	349,225	349
JP Morgan U.S. Government Money Market Fund	165,684	166
Merrill Lynch Select Institutional Fund	342,280	343

		2,603

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $1,549, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $1,587	$2	2

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $6,944)‡		6,944

		Value (000)
TOTAL INVESTMENTS — 126.0% (Cost $27,615)**		$27,266

Other Assets & Liabilities — (26.0)%		(5,630)

TOTAL NET ASSETS — 100.0%		$21,636

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $27,659.

Gross unrealized appreciation (000)	$1,803
Gross unrealized depreciation (000)	(2,196)

Net unrealized depreciation (000)	$(393)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $6,739.
‡	See Note 8 in Notes to Financial Statements.

ADR — American Depository Receipt

Cl — Class

REIT — Real Estate Investment Trust

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1—Quoted Prices	$27,264	$–
Level 2—Other Significant Observable Inputs	2	—
Level 3—Significant Unobservable Inputs	—	—

Totals	$27,266	$—

See Notes to Financial Statements.

Allegiant Small Cap Growth Funds

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $20,239)	$19,890
Investments in affiliates at value, (Cost $432)	432
Short term investments held as collateral for loaned securities, (Cost $2,605)	2,605
Short term investments in affiliates held as collateral for loaned securities, (Cost $4,339)	4,339
Receivable for investments sold	1,360
Dividends and interest receivable	22
Prepaid expenses	5

Total Assets	28,653

LIABILITIES
Payable for collateral for loaned securities	6,944
Payable for shares of beneficial interest redeemed	19
Investment advisory fees payable	10
12b-1 fees payable
Class I	2
Class A	1
Shareholder servicing fees payable
Class A	2
Administration fees payable	2
Custody fees payable	2
Transfer agent fees payable	24
Trustees’ fees payable	1
Other liabilities	10

Total Liabilities	7,017

TOTAL NET ASSETS	$21,636

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$107,622
Accumulated Net Realized Loss on Investments	(85,637)
Net Unrealized Depreciation on Investments	(349)

Total Net Assets	$21,636

Net Asset Value, Offering and Redemption Price Per Share — Class I ($13,572,143 ÷ 2,015,991 outstanding shares of beneficial interest)	$6.73

Net Asset Value and Redemption Price Per Share — Class A ($7,989,818 ÷ 1,222,813 outstanding shares of beneficial interest)	$6.53

Maximum Offering Price Per Share — Class A ($6.53 ÷ 94.50%)	$6.91

Net Asset Value and Offering Price Per Share — Class C ($74,244 ÷ 12,285 outstanding shares of beneficial interest)	$6.04

*	Includes securities on loan with a market value of (000) $6,739.

See Notes to Financial Statements.

Allegiant Equity Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2009

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund
Investment Income:
Dividends	$2,469	$6,446	$2,137
Interest	2,979	—	—
Income from affiliated funds(1)	164	201	14
Security lending income from non-affiliated investments	12	371	13
Security lending income from affiliated funds(1)	59	53	34
Less: foreign taxes withheld	(23)	(533)	(7)

Total Investment Income	5,660	6,538	2,191

Expenses:
Investment advisory fees	1,252	2,804	1,063
Administration fees	104	182	86
12b-1 fees:
Class I	53	113	62
Class A	5	5	2
Class B	23	4	7
Class C	10	4	2
Shareholder servicing fees:
Class A	33	28	8
Class B	8	1	2
Class C	3	1	1
Transfer agent fees	82	111	45
Custodian fees	52	140	18
Professional fees	28	37	20
Pricing service fees	49	32	2
Printing and shareholder reports	19	30	16
Registration and filing fees	38	43	28
Trustees’ fees	11	18	9
Miscellaneous	13	17	10

Total Expenses	1,783	3,570	1,381

Less:
Waiver of investment advisory fees(1)	—	(183)	—

Net Expenses	1,783	3,387	1,381

Net Investment Income (Loss)	3,877	3,151	810

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold	(25,862)	(35,891)	(42,000)
Net realized loss on futures	(56)	(1,851)	(40)
Net realized loss on foreign currency transactions	(4)	(115)	—
Net change in unrealized appreciation/depreciation on investments	(28,378)	(126,491)	(33,220)
Net change in unrealized appreciation/depreciation on futures	120	60	(22)
Net change in unrealized appreciation/depreciation on foreign currency translation	2	85	—

Net Loss on Investments	(54,178)	(164,203)	(75,282)

Net Decrease in Net Assets Resulting from Operations	$(50,301)	$(161,052)	$(74,472)

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Mid Cap Growth Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$3,840	$13,091	$4,135	$384	$434	$42
—	—	—	—	—	—
23	154	129	6	12	1
46	5	17	11	11	2
80	5	39	17	23	4
(10)	(28)	—	(76)	(7)	(1)

3,979	13,227	4,320	342	473	48

2,073	3,133	1,639	252	335	50
167	253	152	18	22	5

115	171	56	6	12	1
7	15	24	3	—	—
21	27	15	3	—	—
2	2	38	—	—	—

39	85	137	22	1	—
7	9	5	1	—	—
1	1	13	—	—	—
185	212	228	69	7	2
29	39	23	11	12	9
33	51	24	9	9	6
2	2	2	4	4	4
31	51	21	3	4	1
38	46	58	26	24	12
19	28	13	2	2	—
16	26	9	4	3	3

2,785	4,151	2,457	433	435	93

—	—	(237)	(139)	(116)	(45)

2,785	4,151	2,220	294	319	48

1,194	9,076	2,100	48	154	—

(84,279)	(146,010)	(81,998)	(9,755)	(11,230)	(1,367)
(1,366)	—	—	—	—	—
—	—	—	—	—	—
(85,628)	(79,165)	(22,176)	(3,119)	(4,947)	(1,050)
(55)	—	—	—	—	—

—	—	—	—	—	—

(171,328)	(225,175)	(104,174)	(12,874)	(16,177)	(2,417)

$(170,134)	$(216,099)	$(102,074)	$(12,826)	$(16,023)	$(2,417)

Allegiant Equity Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2009

	Multi-Factor Small Cap Value Fund	S&P 500® Index Fund	Small Cap Core Fund	Small Cap Growth Fund
Investment Income:
Dividends	$1,789	$2,915	$1,160	$210
Interest	—	—	1	—
Income from affiliated funds(1)	39	36	109	5
Security lending income from non-affiliated investments	50	13	168	9
Security lending income from affiliated funds(1)	107	33	331	20
Less: foreign taxes withheld	(4)	—	(22)	(5)

Total Investment Income	1,981	2,997	1,747	239

Expenses:
Investment advisory fees	1,027	305	1,645	248
Administration fees	74	71	105	19
12b-1 fees:
Class I	32	5	74	5
Class A	10	1	1	3
Class B	33	13	1	4
Class C	20	9	4	1
Shareholder servicing fees:
Class A	57	46	4	23
Class B	11	4	—	1
Class C	7	3	1	—
Transfer agent fees	147	48	45	139
Custodian fees	19	28	21	13
Professional fees	10	17	24	9
Pricing service fees	6	20	2	4
Printing and shareholder reports	11	13	18	3
Registration and filing fees	39	32	41	28
Trustees’ fees	7	8	11	2
Miscellaneous	3	7	12	3

Total Expenses	1,513	630	2,009	505

Less:
Waiver of investment advisory fees(1)	—	(76)	—	(112)

Net Expenses	1,513	554	2,009	393

Net Investment Income (Loss)	468	2,443	(262)	(154)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold	(33,638)	(10,248)	(45,196)	(6,907)
Net realized gain (loss) on futures	2,270	(506)	(941)	—
Net change in unrealized depreciation on investments	(19,336)	(41,128)	(37,341)	(5,492)
Net change in unrealized appreciation/ depreciation on futures	(371)	(31)	(58)	—

Net Loss on Investments	(51,075)	(51,913)	(83,536)	(12,399)

Net Increase from Payment by Affiliate(2)	—	107	—	—

Net Decrease in Net Assets Resulting from Operations	$(50,607)	$(49,363)	$(83,798)	$(12,553)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 14 in Notes to Financial Statements

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Balanced Allocation Fund		International Equity Fund
	For the Year Ended		For the Year Ended
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
Investment Activities:
Net investment income (loss)	$3,877	$3,590	$3,151	$5,800
Net realized gain (loss) on investments sold, futures and foreign currency transactions and swap agreements	(25,922)	1,604	(37,857)	27,718
Net change in unrealized depreciation on investments, futures and foreign currency translation	(28,256)	(6,729)	(126,346)	(34,244)
Net increase from payment by affiliate(1)	—	39	—	71

Net decrease in net assets resulting from operations	(50,301)	(1,496)	(161,052)	(655)

Dividends and Distributions to Shareholders
Dividends from net investment income:
Class I	(3,443)	(3,324)	(6,690)	(3,867)
Class A	(262)	(324)	(243)	(132)
Class B	(47)	(65)	(4)	—
Class C	(18)	(24)	(4)	—
Distributions from net realized capital gains
Class I	—	(8,860)	—	—
Class A	—	(1,041)	—	—
Class B	—	(346)	—	—
Class C	—	(126)	—	—

Total dividends and distributions	(3,770)	(14,110)	(6,941)	(3,999)

Share Transactions:
Proceeds from shares issued:
Class I	23,297	104,218	42,448	124,075
Class A	1,013	3,702	498	3,047
Class B	43	75	11	387
Class C	41	169	27	135
Exchange of Class B shares for Class A shares:(2)
Class A	2,697	—	394	—
Class B	(2,697)	—	(394)	—
Reinvestment of dividends and distributions:
Class I	3,204	11,801	2,938	1,168
Class A	253	1,335	232	126
Class B	45	403	4	—
Class C	17	149	2	—

Total proceeds from shares issued and reinvested	27,913	121,852	46,160	128,938

Value of shares redeemed:
Class I	(40,725)	(51,798)	(54,111)	(58,213)
Class A	(3,934)	(2,750)	(2,932)	(3,251)
Class B	(1,191)	(912)	(352)	(478)
Class C	(453)	(349)	(283)	(293)

Total value of shares redeemed	(46,303)	(55,809)	(57,678)	(62,235)

Increase (decrease) in net assets from share transactions	(18,390)	66,043	(11,518)	66,703

Redemption Fees(3)	—	—	—	9

Total increase (decrease) in net assets	(72,461)	50,437	(179,511)	62,058

Net Assets:
Beginning of year	225,416	174,979	428,120	366,062

End of year*	$152,955	$225,416	$248,609	$428,120

*Including undistributed (distributions in excess of ) net investment income	$442	$315	$167	$4,072

(1)	See Note 11 in Notes to Financial Statements.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Core Equity Fund For the Year Ended		Large Cap Growth Fund For the Year Ended		Large Cap Value Fund For the Year Ended		Mid Cap Value Fund For the Year Ended
May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
$810	$(42)	$1,194	$(1,552)	$9,076	$10,706	$2,100	$2,526
(42,040)	13,753	(85,645)	16,340	(146,010)	23,314	(81,998)	(15,637)
(33,242)	(24,858)	(85,683)	(32,179)	(79,165)	(115,832)	(22,176)	(43,927)
—	55	—	159	—	156	—	30

(74,472)	(11,092)	(170,134)	(17,232)	(216,099)	(81,656)	(102,074)	(57,008)

(598)	(1,506)	(880)	—	(8,393)	(11,111)	(1,852)	(3,718)
(6)	(32)	(24)	—	(612)	(875)	(660)	(1,546)
—	(10)	(1)	—	(41)	(75)	(21)	(6)
—	(1)	—	—	(3)	(6)	(51)	(62)
(2,215)	(16,850)	—	(46,560)	(8,372)	(64,743)	—	(10,363)
(50)	(449)	—	(2,489)	(781)	(5,733)	—	(5,523)
(19)	(197)	—	(604)	(93)	(796)	—	(227)
(4)	(28)	—	(62)	(7)	(66)	—	(358)

(2,892)	(19,073)	(905)	(49,715)	(18,302)	(83,405)	(2,584)	(21,803)

2,084	5,477	30,428	160,830	73,143	151,471	33,421	126,603
167	603	523	5,651	1,086	4,720	27,937	104,326
—	76	43	115	6	122	—	81
7	7	5	62	49	70	1,175	4,606
822	—	2,368	—	2,921	—	1,583	—
(822)	—	(2,368)	—	(2,921)	—	(1,583)	—
2,740	17,477	607	36,199	10,121	42,150	1,092	8,589
55	470	23	2,307	1,294	6,139	624	6,780
18	204	1	600	131	855	20	230
4	29	—	55	8	68	47	402

5,075	24,343	31,630	205,819	85,838	205,595	64,316	251,617

(10,187)	(27,358)	(136,349)	(119,103)	(188,205)	(151,278)	(83,278)	(68,235)
(1,223)	(862)	(3,898)	(103,032)	(9,448)	(10,165)	(48,714)	(176,510)
(305)	(953)	(859)	(1,522)	(1,424)	(1,935)	(928)	(831)
(50)	(102)	(90)	(236)	(86)	(338)	(2,037)	(1,519)

(11,765)	(29,275)	(141,196)	(223,893)	(199,163)	(163,716)	(134,957)	(247,095)

(6,690)	(4,932)	(109,566)	(18,074)	(113,325)	41,879	(70,641)	4,522

—	—	—	—	—	—	—	—

(84,054)	(35,097)	(280,605)	(85,021)	(347,726)	(123,182)	(175,299)	(74,289)

209,494	244,591	474,104	559,125	671,232	794,414	322,509	396,798

$125,440	$209,494	$193,499	$474,104	$323,506	$671,232	$147,210	$322,509

$205	$(1)	$287	$(2)	$1,153	$1,126	$167	$651

Allegiant Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Multi-Factor Mid Cap Growth Fund For the Year Ended		Multi-Factor Small Cap Core Fund For the Year Ended
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
Investment Activities:
Net investment income (loss)	$48	$80	$154	$115
Net realized gain (loss) on investments sold and futures	(9,755)	(992)	(11,230)	(5,523)
Net change in unrealized appreciation/depreciation on investments and futures	(3,119)	(2,739)	(4,947)	609
Net increase from payment by affiliate(1)	—	13	—	—

Net decrease in net assets resulting from operations	(12,826)	(3,638)	(16,023)	(4,799)

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(70)	(141)	—	(140)
Class A	(18)	(33)	—	—
Class B	(1)	—	—	—
Class C	—	—	—	—
Distributions from net realized capital gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Return of Capital
Class I	—	—	—	(184)
Class A	—	—	—	(2)
Class B	—	—	—	—

Total dividends and distributions	(89)	(174)	—	(326)

Share Transactions:
Proceeds from shares issued:
Class I	5,976	16,302	7,668	6,755
Class A	82	299	65	92
Class B	22	72	—	—
Class C	1	7	—	—
Exchange of Class B for Class A shares:(3)
Class A	361	—	—	—
Class B	(361)	—	—	—
Reinvestment of dividends and distributions:
Class I	45	72	—	324
Class A	17	32	—	2
Class B	1	—	—	—
Class C	—	—	—	—

Total proceeds from shares issued and reinvested	6,144	16,784	7,733	7,173

Value of shares redeemed:
Class I	(6,420)	(6,885)	(18,340)	(610)
Class A	(1,560)	(2,459)	(130)	(208)
Class B	(136)	(244)	—	—
Class C	(19)	(3)	—	—

Total value of shares redeemed	(8,135)	(9,591)	(18,470)	(818)

Increase (decrease) in net assets from share transactions	(1,991)	7,193	(10,737)	6,355

Redemption Fees(4)	—	—	—	—

Total increase (decrease) in net assets	(14,906)	3,381	(26,760)	1,230

Net Assets:
Beginning of year	38,795	35,414	49,527	48,297

End of year*	$23,889	$38,795	$22,767	$49,527

*Including undistributed (distributions in excess of ) net investment income	$5	$48	$435	$207

(1)	See Note 11 in Notes to Financial Statements.
(2)	See Note 14 in Notes to Financial Statements
(3)	See Note 1 in Notes to Financial Statements.
(4)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Multi-Factor Small Cap Growth Fund For the Year Ended		Multi-Factor Small Cap Value Fund For the Year Ended		S&P 500® Index Fund For the Year Ended
May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
$—	$(17)	$468	$(666)	$2,443	$2,924
(1,367)	(275)	(31,368)	(37,729)	(10,754)	5,154
(1,050)	177	(19,707)	(64,992)	(41,159)	(22,463)
—	—	—	225	107 (2)	79

(2,417)	(115)	(50,607)	(103,162)	(49,363)	(14,306)

—	—	(256)	—	(2,150)	(2,639)
—	—	(116)	—	(353)	(419)
—	—	(11)	—	(20)	(24)
—	—	(11)	—	(14)	(12)
—	(116)	—	(33,349)	(1,197)	(9,836)
—	(1)	—	(7,573)	(229)	(1,850)
—	—	—	(1,794)	(23)	(226)
—	—	—	(1,180)	(16)	(102)
—	—	(154)	(16)	—	—
—	—	(93)	—	—	—
—	—	(12)	—	—	—

—	(117)	(653)	(43,912)	(4,002)	(15,108)

982	346	10,049	22,236	46,096	55,063
9	31	7,202	8,758	3,081	3,667
—	—	2	5	23	32
—	—	101	158	139	371
—	—	3,288	—	1,350	—
—	—	(3,288)	—	(1,350)	—
—	111	298	27,845	2,832	10,519
—	1	200	7,369	570	2,224
—	—	22	1,719	33	194
—	—	10	1,109	29	103

991	489	17,884	69,199	52,803	72,173

(69)	(48)	(82,765)	(224,333)	(57,036)	(63,196)
(11)	(6)	(13,526)	(119,982)	(4,999)	(7,721)
—	—	(1,598)	(3,252)	(603)	(672)
—	—	(1,221)	(6,466)	(163)	(391)

(80)	(54)	(99,110)	(354,033)	(62,801)	(71,980)

911	435	(81,226)	(284,834)	(9,998)	193

—	—	—	118	—	—

(1,506)	203	(132,486)	(431,790)	(63,363)	(29,221)

6,551	6,348	181,753	613,543	169,461	198,682

$5,045	$6,551	$49,267	$181,753	$106,098	$169,461

$(1)	$—	$(1)	$128	$309	$403

Allegiant Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Small Cap Core Fund For the Year Ended		Small Cap Growth Fund For the Year Ended
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
Investment Activities:
Net investment income (loss)	$(262)	$116	$(154)	$(235)
Net realized gain (loss) on investments sold and futures	(46,137)	4,186	(6,907)	(868)
Net change in unrealized appreciation/ depreciation on investments and futures	(37,399)	(27,756)	(5,492)	510
Net increase from payment by affiliate(1)	—	34	—	22

Net decrease in net assets resulting from operations	(83,798)	(23,420)	(12,553)	(571)

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(197)	(327)	—	—
Distributions from net realized capital gains:
Class I	—	(15,150)	—	—
Class A	—	(180)	—	—
Class B	—	(30)	—	—
Class C	—	(62)	—	—

Total distributions	(197)	(15,749)	—	—

Share Transactions:
Proceeds from shares issued:
Class I	35,296	89,390	2,488	6,447
Class A	120	334	367	229
Class B	12	18	22	36
Class C	17	99	6	20
Exchange of Class B shares for Class A shares:(2)
Class A	137	—	367	—
Class B	(137)	—	(367)	—
Reinvestment of dividends and distributions:
Class I	101	9,751	—	—
Class A	—	170	—	—
Class B	—	30	—	—
Class C	—	57	—	—

Total proceeds from shares issued and reinvested	35,546	99,849	2,883	6,732

Value of shares redeemed:
Class I	(50,133)	(45,926)	(1,451)	(2,414)
Class A	(441)	(614)	(1,365)	(3,751)
Class B	(138)	(85)	(248)	(20)
Class C	(57)	(124)	(21)	(326)

Total value of shares redeemed	(50,769)	(46,749)	(3,085)	(6,511)

Increase (decrease) in net assets from share transactions	(15,223)	53,100	(202)	221

Redemption Fees(3)	—	2	—	3

Total increase (decrease) in net assets	(99,218)	13,933	(12,755)	(347)

Net Assets:
Beginning of year	244,216	230,283	34,391	34,738

End of year*	$144,998	$244,216	$21,636	$34,391

*Including undistributed (distributions in excess of) net investment income	$(4)	$32	$—	$—

(1)	See Note 11 in Notes to Financial Statements.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2009, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

On February 27, 2009, the Board of Trustees unanimously voted to liquidate the Multi-Factor Small Cap Focused Value Fund effective May 12, 2009. Effective March 20, 2009, the Fund ceased offering its Shares for sale and it was liquidated on May 12, 2009.

Allegiant Funds discontinued offering Class B Shares to investors on May 31, 2006 and the Funds automatically exchanged all Class B Shares for Class A Shares of the same Fund in the amount equal to the aggregate net asset value of each shareholder’s holdings effective April 6, 2009 in a tax-free conversion.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income and Tax Exempt Bond Funds and the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Equity Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the bid prices. The Funds, under supervision of the Board of Trustees, reserve the right to alternatively utilize the mean between the most recent bid and asked prices, should such prices be determined to more accurately represent valuation. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board of Trustees has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short-term obligations with greater than 60 days to maturity when purchased, are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Non-mutual fund short term investments held as collateral for loaned securities are valued at amortized cost, which approximates market value.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

The Board of Trustees has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the New York Stock Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the New York Stock Exchange) that may impact the value of securities traded in these foreign markets. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

In accordance with the Financial Accounting Standards Board (“FASB”) issued Statement No. 157 Fair Value Measurements (“Statement 157”), fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. According to Statement 157, valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Statement 157 also establishes a fair value hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities

•

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Certain foreign common stocks may utilize adjusted closing prices through an independent pricing service and, as such, would be classified under Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The adoption of Statement 157 on June 1, 2008 did not have any material effect on the amounts reported in the Funds’ financial statements.

The market value table which illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009 can be found at the end of each Fund’s Statement of Net Assets.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the expected lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of average net assets; however, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or even allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income of the Balanced Allocation, Large Cap Core Equity, Large Cap Value and S&P 500® Index Funds, if any, are declared and paid quarterly. Dividends from net investment income of the International Equity, Large Cap Growth, Mid Cap Value, Multi-Factor Mid Cap Growth, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds, if any, are declared and paid annually. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the Balanced Allocation and International Equity Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Balanced Allocation and International Equity Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

When-Issued and Delayed Delivery Transactions

The Balanced Allocation Fund may purchase or sell securities on a when-issued or delayed delivery basis for the purpose of enhancing its yield. These transactions (principally in mortgage-backed securities referred to as TBA’s or To Be Announced and COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Fund may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Repurchase Agreements

Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation, from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and is included in the respective Fund’s Statement of Net Assets. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at May 31, 2009 is included in the respective Fund’s Statement of Net Assets. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the year ended May 31, 2009, are included in the respective Fund’s Statement of Operations.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Schedules of Investments to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly the International Equity and Balanced Allocation Funds, may also use futures to gain cost efficient diversified exposure to a specific country or region.

Equity Index futures are primarily used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Index future to maintain market exposure in lieu of purchasing individual securities for portions of the Fund that are being held for short-term liquidity or other reasons. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Details of futures contracts open May 31, 2009 are included in the respective Fund’s Statement of Net Assets and are reflective of typical volume and level exposure to such securities.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Equity Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the next $75 million of assets managed and 0.50% of assets managed in excess of $200 million. The Adviser may, from time to time, waive any portion of its fees or reimburse expenses of the Fund. Such waivers and expense reimbursements are voluntary and may be changed or discontinued at any time. The tables below list the advisory fees and waivers that were in effect May 31, 2009.

Advisory Fee on Net Assets
Balanced Allocation Fund	0.75%
International Equity Fund	1.00%
Mid Cap Value Fund	0.75%
S&P 500® Index Fund	0.20%

	Advisory Fee on Net Assets
	First $1 Billion	Next $500 Million	$1.5 Billion and Over	Fee Waiver
Large Cap Core Equity Fund	0.75%	0.70%	0.65%	—
Large Cap Growth Fund	0.75%	0.70%	0.65%	—
Large Cap Value Fund	0.75%	0.70%	0.65%	—
Multi-Factor Mid Cap Growth Fund	1.00%	0.95%	0.90%	0.55%

	Advisory Fee on Net Assets
	First $500 Million	Next $500 Million	$1 Billion and Over	Fee Waiver
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	0.35	%*
Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	0.91	%*
Multi-Factor Small Cap Value Fund	1.00%	0.95%	0.90%	—
Small Cap Core Fund	1.00%	0.95%	0.90%	—
Small Cap Growth Fund	1.00%	0.95%	0.90%	0.45%

*	For year ended May 31, 2009, the Adviser voluntarily waived fees and reimbursed expenses to maintain the expense ratios of Class I and Class A Shares of Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds at 0.95% and 1.20%, respectively. The voluntary waivers are expected to remain in effect until May 31, 2010 and May 31, 2011, for each fund, respectively.

The Advisory Agreements for the Funds listed below were amended effective October 1, 2008. Prior to this, the advisory fees and waivers accrued during the period June 1, 2008 to September 30, 2008, based upon each Fund’s daily net assets, were as follows:

	Advisory Fee on Net Assets	Fee Waiver
International Equity Fund	1.15%	0.15%
S&P 500® Index Fund	0.35%	0.15%

	Advisory Fee on Net Assets
	First $1 Billion	Next $500 Million	$1.5 Billion and Over	Fee Waiver
Mid Cap Value Fund	1.00%	0.95%	0.90%	0.25%

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Custodian Fees

PFPC Trust Co. (which will be renamed PNC Trust Company, on or about June 7, 2010), an affiliate of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PNC is Assistant Treasurer of the Trust and Advantage. Another officer of PNC is Assistant Secretary of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. The Rule 12b-1 plan for Class I was terminated June 18, 2009. For the period August 1, 2008 to May 31, 2009, the 12b-1 fee accrual rates were as shown below:

	Annual Rate
	Class I	Class A
Balanced Allocation Fund	0.040%	0.040%
International Equity Fund	0.050%	0.050%
Large Cap Core Equity Fund	0.050%	0.050%
Large Cap Growth Fund	0.050%	0.050%
Large Cap Value Fund	0.050%	0.050%
Mid Cap Value Fund	0.050%	0.050%
Multi-Factor Mid Cap Growth Fund	0.040%	0.040%
Multi-Factor Small Cap Core Fund	0.040%	0.040%
Multi-Factor Small Cap Growth Fund	0.030%	0.030%
Multi-Factor Small Cap Value Fund	0.050%	0.050%
S&P 500® Index Fund	0.005%	0.005%
Small Cap Core Fund	0.050%	0.050%
Small Cap Growth Fund	0.040%	0.040%

The accrual rate of 12b-1 fees changed effective August 1, 2008. Prior to this, the fees accrued during the period June 1, 2008 to July 31, 2008, based upon each Fund’s daily net assets, were as follows:

	Annual Rate
	Class I	Class A
Balanced Allocation Fund	0.020%	0.020%
International Equity Fund	0.030%	0.030%
Large Cap Core Equity Fund	0.030%	0.030%
Large Cap Growth Fund	0.030%	0.030%
Large Cap Value Fund	0.030%	0.030%
Mid Cap Value Fund	0.030%	0.030%
Multi-Factor Mid Cap Growth Fund	0.020%	0.020%
Multi-Factor Small Cap Core Fund	0.020%	0.020%
Multi-Factor Small Cap Growth Fund	0.010%	0.010%
Multi-Factor Small Cap Value Fund	0.030%	0.030%
S&P 500® Index Fund	0.005%	0.005%
Small Cap Core Fund	0.030%	0.030%
Small Cap Growth Fund	0.020%	0.020%

The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PNC and National City Bank (“NCB”), an affiliate of the Adviser, were parties to a Restated Co-Administration and Accounting Services Agreement, pursuant to which PNC and the Adviser served as Co-Administrators to the Trust for the period June 1, 2008 to February 28, 2009, in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. Effective March 1, 2009, PNC and the Adviser have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.0558% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2009, approximately 0.0248% was allocated to PNC and approximately 0.0310% was allocated to NCB and/or the Adviser.

Legal Fees

Expenses paid by the Trust during the year ended May 31, 2009 include legal fees of $592,453 paid to Drinker Biddle & Reath LLP. Of this amount, the Equity Funds paid $123,801 to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

Transfer Agent

PNC serves as Transfer Agent for the Funds. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2009, PNC received $2,557,262 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Equity Funds paid $1,336,026 to PNC.

Affiliated Funds

Pursuant to SEC rules, the Money Market Funds may invest cash balances not otherwise invested in portfolio securities to purchase shares of the Money Market Funds offered by the Trust, the Allegiant Advantage Fund, a separate investment company affiliated with the Trust and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

At May 31, 2009, a portion of the collateral held for securities lending was invested in the Allegiant Advantage Institutional Money Market Fund. Income earned from this investment, net of broker rebates and expenses incurred, is reported as “Security lending income from affiliated funds” in the Statement of Operations of the applicable Funds. The total net purchases and sales for the year ended May 31, 2009 are shown in the table below.

The PNC Financial Services Group, Inc. (“PNC Group”) owns a controlling interest in BlackRock, Inc. As a result of the merger of NCC and PNC Group on December 31, 2008, the BlackRock Funds are considered affiliates of the Adviser.

At May 31, 2009, a portion of the collateral held for securities lending was invested in either the Institutional Money Market Trust, BlackRock Liquidity Funds FedFund Institutional Money Market Trust and/or the BlackRock Liquidity Funds TempFund Portfolio. Their total net purchases and sales for the period January 1, 2009 to May 31, 2009 are shown in the table below.

	Allegiant Advantage Institutional Money Market Fund (000)	Allegiant Money Market Fund (000)	BlackRock Liquidity Funds (000)	Institutional Money Market Trust (000)
Balanced Allocation Fund	$(3,124)	$—	$(57)	$(410)
International Equity Fund	(18,389)	—	—	18,865
Large Cap Core Equity Fund	17,526	—	8	—
Large Cap Growth Fund	(11,698)	—	(1,903)	—
Large Cap Value Fund	52,889	—	5,677	—
Mid Cap Value Fund	7,082	—	1,287	—
Multi-Factor Mid Cap Growth Fund	2,104	—	8	—
Multi-Factor Small Cap Core Fund	(2,954)	—	(831)	—
Multi-Factor Small Cap Growth Fund	800	(181)	18	—
Multi-Factor Small Cap Value Fund	(13,764)	—	(651)	—
S&P 500® Index Fund	14,086	—	607	—
Small Cap Core Fund	6,365	—	(585)	—
Small Cap Growth Fund	1,471	(810)	(8)	—

Income earned from these investments, net of broker rebates and expenses incurred, is reported as “Security lending income from affiliated funds” in the Statement of Operations of the applicable Funds.

Redemption Fees

Effective April 15, 2008, the Trust has eliminated the redemption fee from the Allegiant International Equity Fund. Effective October 1, 2007, the Trust has eliminated the redemption fee from the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds.

4. Investments

During the year ended May 31, 2009, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:>

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$137,787	$147,600
International Equity Fund	94,495	101,490
Large Cap Core Equity Fund	127,858	136,465
Large Cap Growth Fund	262,924	377,908
Large Cap Value Fund	288,482	406,362
Mid Cap Value Fund	151,010	215,449
Multi-Factor Mid Cap Growth Fund	24,538	27,005
Multi-Factor Small Cap Core Fund	61,478	70,640
Multi-Factor Small Cap Growth Fund	7,456	6,365
Multi-Factor Small Cap Value Fund	82,623	157,395
S&P 500® Index Fund	44,518	53,333
Small Cap Core Fund	134,894	145,354
Small Cap Growth Fund	34,463	35,032

During the year ended May 31, 2009, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$11,669	$10,551

5. Federal Income Taxes

Each of the Equity Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the ’more likely than not’ threshold are recorded as an expense during the current year. A tax position that does meet the ’more likely than not’ recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions for the fiscal year ended May 31, 2009 and for all open tax years (tax years ended May 31, 2006 through May 31, 2008) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends and distributions paid during the years ended May 31, 2009 and May 31, 2008 were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Balanced Allocation Fund
2009	$3,770	$—	$—	$3,770
2008	7,074	7,036	—	14,110
International Equity Fund
2009	6,941	—	—	6,941
2008	3,999	—	—	3,999
Large Cap Core Equity Fund
2009	770	2,122	—	2,892
2008	5,113	13,960	—	19,073

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Large Cap Growth Fund
2009	$905	$—	$—	$905
2008	9,619	40,096	—	49,715
Large Cap Value Fund
2009	11,889	6,413	—	18,302
2008	25,379	58,026	—	83,405
Mid Cap Value Fund
2009	2,584	—	—	2,584
2008	13,980	7,823	—	21,803
Multi-Factor Mid Cap Growth Fund
2009	89	—	—	89
2008	174	—	—	174
Multi-Factor Small Cap Core Fund
2009	—	—	—	—
2008	140	—	186	326
Multi-Factor Small Cap Growth Fund
2009	—	—	—	—
2008	—	117	—	117
Multi-Factor Small Cap Value Fund
2009	394	—	259	653
2008	8,997	34,899	16	43,912
S&P 500® Index Fund
2009	2,537	1,465	—	4,002
2008	3,725	11,383	—	15,108
Small Cap Core Fund
2009	197	—	—	197
2008	4,210	11,539	—	15,749

As of May 31, 2009, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gains (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Balanced Allocation Fund	$191,286	$454	$—	$(14,430)	$(14,852)	$(9,499)	$(4)	$152,955
International Equity Fund	383,897	292	—	(51,055)	(28,275)	(56,246)	(4)	248,609
Large Cap Core Equity Fund	168,939	208	—	(12,984)	(28,011)	(2,709)	(3)	125,440
Large Cap Growth Fund	295,984	292	—	(41,083)	(56,329)	(5,360)	(5)	193,499
Large Cap Value Fund	511,506	1,161	—	(86,111)	(66,642)	(36,400)	(8)	323,506
Mid Cap Value Fund	265,176	170	—	(52,842)	(40,153)	(25,138)	(3)	147,210
Multi-Factor Mid Cap Growth Fund	103,410	7	—	(72,726)	(6,766)	(36)	— *	23,889
Multi-Factor Small Cap Core Fund	39,686	436	—	(10,588)	(7,151)	385	(1)	22,767
Multi-Factor Small Cap Growth Fund	6,685	—	—	(180)	(1,438)	(22)	— *	5,045
Multi-Factor Small Cap Value Fund	126,281	—	—	(44,819)	(25,263)	(6,921)	(11)	49,267
S&P 500® Index Fund	121,140	311	—	(2,929)	(4,276)	(8,124)	(24)	106,098
Small Cap Core Fund	208,748	—	—	(28,021)	(19,593)	(15,710)	(426)	144,998
Small Cap Growth Fund	107,622	—	—	(78,250)	(7,342)	(393)	(1)	21,636

*	Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through May 31, 2009 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and cumulative basis adjustments for partnerships, royalty trusts, and PFICs (Passive Foreign Investment Companies), where applicable.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature, and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in PFICs, wash sales, paydowns and dividends deemed paid upon shareholder redemption of fund shares. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Equity Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2009:

	Undistributed (Distributions in Excess of) Net Investment Income (000)		Accumulated Net Realized Gains (Losses) (000)		Paid-in Capital (000)
Balanced Allocation Fund	$20		$(20)		$—	*
International Equity Fund	(115)		115		—	*
Large Cap Core Equity Fund	—	*	—	*	—	*
Large Cap Growth Fund	—	*	—	*	—	*
Large Cap Value Fund	—	*	—	*	—
Mid Cap Value Fund	—	*	—		—	*
Multi-Factor Mid Cap Growth Fund	(2)		2		—
Multi-Factor Small Cap Core Fund	74		(74)		—	*
Multi-Factor Small Cap Growth Fund	(1)		2		(1)
Multi-Factor Small Cap Value Fund	(204)		208		(4)
S&P 500® Index Fund	—	*	—	*	—	*
Small Cap Core Fund	423		8		(431)
Small Cap Growth Fund	154		9		(163)

*	Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

At May 31, 2009, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2010	2011	2013	2015	2016	2017	Total
Balanced Allocation Fund*	$1,089	$—	$—	$—	$—	$13,341	$14,430
International Equity Fund	—	41,547	—	—	—	9,508	51,055
Large Cap Core Equity Fund	—	—	—	—	—	12,984	12,984
Large Cap Growth Fund*,**	7,430	—	—	—	—	33,653	41,083
Large Cap Value Fund*	1,915	—	—	—	—	84,196	86,111
Mid Cap Value Fund	—	—	—	—	10,365	42,477	52,842
Multi-Factor Mid Cap Growth Fund	30,142	37,879	—	—	—	4,705	72,726
Multi-Factor Small Cap Core Fund	—	—	—	32	1,691	8,865	10,588
Multi-Factor Small Cap Growth Fund	—	—	—	—	102	78	180
Multi-Factor Small Cap Value Fund	—	—	—	—	5,646	39,173	44,819

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

	Expiring May 31,
	2010	2011	2013	2015	2016	2017	Total
S&P 500® Index Fund	$—	$—	$—	$—	$—	$2,929	$2,929
Small Cap Core Fund	—	—	—	—	—	28,021	28,021
Small Cap Growth Fund*	2,173	68,841	6,907	—	232	97	78,250

*	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective Riverfront Fund on October 11, 2004.
**	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Armada Large Cap Ultra Fund on April 23, 2004.

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity Funds.

	Class I		Class A		Class C
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Balanced Allocation Fund
Shares issued	2,807	9,397	111	330	5	15
Shares exchanged	—	—	353	—	—	0
Shares reinvested	376	1,051	29	119	2	13
Shares redeemed	(4,839)	(4,660)	(462)	(244)	(50)	(30)

Net increase (decrease)	(1,656)	5,788	31	205	(43)	(2)

International Equity Fund
Shares issued	3,940	6,893	38	170	3	8
Shares exchanged	—	—	45	—	—	—
Share reinvested	321	65	25	7	—	—
Shares redeemed	(5,147)	(3,281)	(258)	(185)	(31)	(17)

Net increase (decrease)	(886)	3,677	(150)	(8)	(28)	(9)

Large Cap Core Equity Fund
Shares issued	273	422	22	50	1	1
Shares exchanged	—	—	123	—	—	—
Shares reinvested	393	1,404	8	38	1	2
Shares redeemed	(1,125)	(2,120)	(151)	(70)	(8)	(8)

Net increase (decrease)	(459)	(294)	2	18	(6)	(5)

Large Cap Growth Fund
Shares issued	2,513	7,847	40	277	—	3
Shares exchanged	—	—	223	—	—	—
Shares reinvested	55	1,821	2	118	—	3
Shares redeemed	(11,098)	(6,383)	(307)	(4,989)	(8)	(13)

Net increase (decrease)	(8,530)	3,285	(42)	(4,594)	(8)	(7)

Large Cap Value Fund
Shares issued	6,226	8,245	90	246	4	4
Shares exchanged	—	—	303	—	—	—
Shares reinvested	942	2,386	121	349	1	4
Shares redeemed	(16,353)	(8,379)	(811)	(570)	(7)	(20)

Net increase (decrease)	(9,185)	2,252	(297)	25	(2)	(12)

	Class I		Class A		Class C
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Mid Cap Value Fund
Shares issued	3,573	8,784	3,029	6,935	124	326
Shares exchanged	—	—	205	—	—	—
Shares reinvested	139	618	81	494	6	30
Shares redeemed	(8,644)	(4,845)	(5,011)	(12,211)	(223)	(114)

Net increase (decrease)	(4,932)	4,557	(1,696)	(4,782)	(93)	242

Multi-Factor Mid Cap Growth Fund
Shares issued	1,013	1,829	15	34	—	—
Shares exchanged	—	—	76	—	—	—
Shares reinvested	9	8	4	4	—	—
Shares redeemed	(986)	(776)	(271)	(296)	(4)	—

Net increase (decrease)	36	1,061	(176)	(258)	(4)	—

Multi-Factor Small Cap Core Fund
Shares issued	1,149	606	10	8	—	—
Shares exchanged	—	—	—	—		—
Shares reinvested	—	28	—	—	—	—
Shares redeemed	(2,387)	(54)	(17)	(20)	—	—

Net increase (decrease)	(1,238)	580	(7)	(12)	—	—

Multi-Factor Small Cap Growth Fund
Shares issued	133	29	1	3	—	—
Shares exchanged	—	—	—	—		—
Shares reinvested	—	9	—	—	—	—
Shares redeemed	(6)	(5)	(1)	(1)	—	—

Net increase	127	33	—	2	—	—

Multi-Factor Small Cap Value Fund
Shares issued	1,028	1,468	670	571	12	13
Shares exchanged	—	—	443	—	—	—
Shares reinvested	37	2,028	27	579	1	96
Shares redeemed	(8,104)	(14,150)	(1,446)	(7,828)	(150)	(464)

Net decrease	(7,039)	(10,654)	(306)	(6,678)	(137)	(355)

S&P 500® Index Fund
Shares issued	6,641	4,520	406	308	19	32
Shares exchanged	—	—	206	—	—	—
Shares reinvested	378	880	76	187	4	9
Shares redeemed	(7,337)	(5,323)	(621)	(655)	(22)	(32)

Net increase (decrease)	(318)	77	67	(160)	1	9

Small Cap Core Fund
Shares issued	4,472	7,363	15	27	2	8
Shares exchanged	—	—	22	—	—	—
Shares reinvested	14	833	—	15	—	5
Shares redeemed	(6,367)	(3,731)	(55)	(51)	(8)	(11)

Net increase (decrease)	(1,881)	4,465	(18)	(9)	(6)	2

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

	Class I		Class A		Class C
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Small Cap Growth Fund
Shares issued	339	612	53	23	1	2
Shares exchanged	—	—	59	—	—	—
Shares reinvested	—	—	—	—	—	—
Shares redeemed	(195)	(356)	(186)	(239)	(3)	(2)

Net increase (decrease)	144	256	(74)	(216)	(2)	—

7. Market and Credit Risk

Some countries in which certain of the Equity Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

The Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Equity Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in the Statement of Net Assets.

8. Securities Lending

To generate additional income, the Equity Funds (excluding the International Equity Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Union Bank of California (“UBOC”), the securities lending agent. In addition, the Balanced Allocation and International Equity Funds may lend their international securities pursuant to a securities lending agreement with PFPC Trust Co., the international securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 101.5% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Effective April 1, 2009, the domestic lending Funds receive 80% and the international lending Funds receive 75% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UBOC. Prior to April 1, 2009, the domestic lending Funds received 70% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UBOC.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

10. Recent Accounting Pronouncements

In March 2008, FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“Statement 161”), an amendment to FASB Statement No. 133. Statement 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Statement 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Funds have adopted Statement 161. The adoption of Statement 161 does not have a material impact on the amounts reported in the Funds’ financial statements.

In April 2009, FASB issued Statement No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“Statement 157-4”), an amendment to FASB Statement No. 157. Statement 157-4 is intended to provide additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements, when the volume and level of trade activity for the asset or liability have significantly decreased. Statement 157-4 is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. The adoption of Statement 157-4 will not have an impact of the amounts reported in the financial statements.

11. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board of Trustees of the Trust established a committee comprising independent members of the Board of Trustees that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment is reflected as “Net Increase from Payment by Affiliate” in the Statements of Changes in Net Assets for the fiscal year ended May 31, 2008. The payment was allocated among the Funds as recommended by the committee and did not result in a material impact on net asset value of any Fund. On November 9, 2007, the Adviser was notified by the SEC that they had concluded their examination and had no further requests or comments at that time.

12. Investment Adviser Transaction

On December 31, 2008, NCC was merged with and into The PNC Financial Services Group, Inc. (“PNC Group”), with PNC Group surviving the merger (the “Transaction”). As a result of the Transaction, the Adviser is now an indirect wholly-owned subsidiary of PNC Group. PNC, the Co-Administrator to the Funds, is a wholly-owned subsidiary of PNC Group. The Transaction may be deemed to have resulted in a change in control of the Adviser, causing the Fund’s advisory agreement with the Adviser to automatically terminate. On November 17, 2008, the Board of Trustees approved an interim advisory agreement and a new advisory agreement with the Adviser for each Fund of the Trust. Shareholders of the Funds ratified the interim investment advisory agreement and approved a new advisory agreement for each Fund of the Trust at shareholder meetings held on April 24, 2009 and May 1, 2009. Shareholders of the International Equity Fund also ratified an interim sub-advisory agreement and approved a new sub-advisory agreement with the Adviser and Polaris Capital Management, LLC. See “Meetings of Shareholders of the Funds”.

Allegiant Equity Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

13. Change in Independent Registered Public Accountant

Effective April 2, 2009, the Trustees of the Trust, upon recommendation of the Board’s audit committee, approved a change in the Funds’ independent registered public accounting firm from Ernst & Young LLP (“E&Y”) to Deloitte & Touche LLP following the voluntary resignation of E&Y as a result of independence conflicts that arose following the merger of National City Corporation into the PNC Group. For the years ended May 31, 2008 and May 31, 2007, E&Y’s audit reports contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

14. Trade Gain paid by the Adviser

Effective March 11, 2009 a payment was made by the Adviser in the amount of $106,642 representing gains that accrued to the S&P 500® Index Fund as a result of the unwinding of trades processed in error.

15. Subsequent Events

Subsequent events have been evaluated through July 27, 2009, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

Fund Reorganization

Special Shareholder Meetings of the Allegiant Small Cap Growth Fund (the “Selling Small Cap Fund”) and Allegiant Multi-Factor Mid Cap Growth Fund (the “Selling Mid Cap Fund” and together with the Selling Small Cap Fund, the “Selling Funds”) were held on July 17, 2009, to vote on a proposal to combine the Selling Funds with and into the Allegiant Multi-Factor Small Cap Growth Fund (the “Acquiring Small Cap Fund”), another similar mutual fund in the Allegiant family of funds (the “Reorganization”). As a result of shareholders approval of each of the proposals, the Selling Funds have merged into the Acquiring Small Cap Fund through a transfer of all of the assets of the Selling Funds in exchange solely for shares of the Acquiring Small Cap Fund at the close of business on July 24, 2009. Following the transfer of assets, a shareholder of the Selling Funds automatically became a shareholder of the Acquiring Small Cap Fund.

Large Capital Stock Redemption

On June 25, 2009, an affiliated shareholder placed a Capital Stock Redemption within the Class I Shares of the Large Cap Core Equity Fund totaling $107,671,775. As of May 31, 2009, this amount represented 85.84% of the Fund’s total net assets.
On July 23, 2009, a shareholder placed a Capital Stock Redemption within the Class I Shares of the Multi-Factor Mid Cap Growth totaling $13,729,666. As of May 31, 2009, this amount represented 57.47% of the Fund’s total net assets.

Allegiant Equity Funds

MEETINGS OF SHAREHOLDERS OF THE FUNDS

(Unaudited)

On April 24, 2009, the Trust held a joint Special Meeting of Shareholders of the Funds to:

(1)	—	ratify an interim investment advisory agreement with Allegiant Asset Management Company for each Fund of the Trust;

(2)	—	approve a new investment advisory agreement with Allegiant Asset Management Company for each Fund of the Trust;

(3)	—	ratify an interim sub-advisory agreement with Polaris Capital Management, LLC for the International Equity Fund;

(4)	—	approve a sub-advisory agreement with Polaris Capital Management, LLC for the International Equity Fund and

(5)	—	authorize Allegiant Asset Management Company, upon approval of the Board of Trustees, to enter into or materially amend sub-advisory agreements related to Funds without shareholder approval, commonly referred to as “manager of managers” arrangements.

The Special Meeting of Shareholders of the S&P 500® Index Fund was adjourned until May 1, 2009.

Shareholders of record of the Funds on February 11, 2009 were entitled to vote on the proposals.

The proposals were approved by shareholders at the meetings held on April 24, 2009 and May 1, 2009, and the following votes were recorded during the meetings:

	Votes For		Votes Against		Abstained
Proposal	Number	Percentage	Number	Percentage	Number	Percentage
Balanced Allocation Fund (Record date outstanding shares: 19,246,746)
1	12,962,643	99.19%	33,534	0.26%	72,454	0.55%
2	12,951,411	99.10%	32,930	0.25%	84,290	0.64%
5	12,127,897	92.80%	862,837	6.60%	77,897	0.60%
International Equity Fund (Record date outstanding shares: 22,397,314)
1	18,066,148	99.78%	18,200	0.10%	21,707	0.12%
2	18,066,903	99.78%	18,426	0.10%	20,726	0.11%
3	18,063,348	99.76%	21,073	0.12%	21,634	0.12%
4	18,064,439	99.77%	20,066	0.11%	21,550	0.12%
5	17,839,335	98.53%	245,228	1.35%	21,492	0.12%
Large Cap Core Equity Fund (Record date outstanding shares: 17,225,160)
1	16,505,098	99.78%	7,739	0.05%	29,465	0.18%
2	16,506,816	99.79%	7,859	0.05%	27,627	0.17%
5	16,207,259	97.97%	306,314	1.85%	28,730	0.17%
Large Cap Growth Fund (Record date outstanding shares: 16,767,928)
1	15,489,301	99.58%	22,689	0.15%	42,722	0.27%
2	15,489,855	99.58%	22,698	0.15%	42,159	0.27%
5	15,029,818	96.63%	480,749	3.09%	44,145	0.28%
Large Cap Value Fund (Record date outstanding shares: 31,173,239)
1	25,011,765	99.25%	71,742	0.28%	116,460	0.46%
2	24,970,202	99.09%	112,887	0.45%	116,879	0.46%
5	23,907,777	94.87%	1,172,876	4.65%	119,315	0.47%
Mid Cap Value Fund (Record date outstanding shares: 16,846,649)
1	12,227,248	98.41%	77,654	0.63%	119,498	0.96%
2	12,150,024	97.79%	158,913	1.28%	115,463	0.93%
5	10,749,855	86.51%	1,558,354	12.54%	117,686	0.95%
Multi-Factor Mid Cap Growth Fund (Record date outstanding shares: 4,052,115)
1	2,968,449	96.00%	67,361	2.18%	56,185	1.82%
2	2,967,679	95.98%	67,608	2.19%	56,708	1.83%
5	2,856,996	92.40%	177,647	5.75%	57,352	1.85%

Allegiant Equity Funds

MEETINGS OF SHAREHOLDERS OF THE FUNDS

(Unaudited)

	Votes For		Votes Against		Abstained
Proposal	Number	Percentage	Number	Percentage	Number	Percentage
Multi-Factor Small Cap Core Fund (Record date outstanding shares: 4,155,249)
1	3,503,519	100.00%	—	0.00%	49	0.00%
2	3,503,519	100.00%	—	0.00%	49	0.00%
5	3,503,519	100.00%	—	0.00%	49	0.00%
Multi-Factor Small Cap Growth Fund (Record date outstanding shares: 592,943)
1	588,614	99.97%	—	0.00%	165	0.03%
2	588,614	99.97%	—	0.00%	165	0.03%
5	588,614	99.97%	—	0.00%	165	0.03%
Multi-Factor Small Cap Value Fund (Record date outstanding shares: 6,113,699)
1	3,268,065	95.42%	67,397	1.68%	99,369	2.90%
2	3,262,533	95.26%	63,194	1.85%	99,104	2.89%
5	2,878,796	84.06%	441,063	12.88%	104,972	3.07%
S&P 500 Index Fund (Record date outstanding shares: 12,207,770)
1	6,923,704	97.75%	99,039	1.40%	60,649	0.86%
2	6,919,277	97.68%	101,218	1.43%	62,897	0.89%
5	6,503,242	91.81%	515,434	7.28%	64,716	0.91%
Small Cap Core Fund (Record date outstanding shares: 19,766,537)
1	17,925,769	99.75%	8,822	0.05%	35,699	0.20%
2	17,927,992	99.76%	7,920	0.04%	34,378	0.19%
5	17,852,077	99.34%	97,808	0.54%	20,405	0.11%
Small Cap Growth Fund (Record date outstanding shares: 3,168,009)
1	2,028,884	95.96%	40,502	1.92%	44,754	2.12%
2	2,028,160	95.93%	40,130	1.90%	45,850	2.17%
5	1,956,853	92.56%	106,159	5.02%	51,128	2.42%

Allegiant Equity Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2009 income tax purposes will be sent to them in early 2010. Please consult your tax advisor for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2009 tax year end, please consult you tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Large Cap Core Equity Fund	2,121
Large Cap Value Fund	6,413
S&P 500® Index Fund	1,465

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Balanced Allocation Fund	49.54%
Large Cap Core Equity Fund	87.68%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	96.39%
Mid Cap Value Fund	100.00%
Multi-Factor Mid Cap Growth Fund	100.00%
Multi-Factor Small Cap Value Fund	100.00%
S & P 500® Index Fund	100.00%

If a Fund meets the requirements of section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the United States is $0.285 per share (representing a total of $6,480,020). The total amount of taxes paid to such countries is $0.023 per share (representing a total of $525,202).

Allegiant Equity Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Balanced Allocation Fund	57.83%
International Equity Fund	53.69%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Mid Cap Growth Fund	100.00%
Multi-Factor Small Cap Value Fund	100.00%
S&P 500 Index Fund	100.00%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

PROXY VOTING AND QUARTERLY SCHEDULES OF INVESTMENTS

Proxy Voting

A description of the policies and procedures that Allegiant Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at AllegiantFunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at AllegiantFunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

PFPC Trust Co.

8100 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

AllegiantFunds.com

The Discipline of Investing,
a Commitment to Results

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, OH 44114

AR-004-0609

ANNUAL REPORT

May 31, 2009

Fixed Income Funds

Tax Exempt Bond Funds

Allegiant

AllegiantFunds.com

ALLEGIANT FIXED INCOME AND TAX EXEMPT BOND FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

OTHER ALLEGIANT FUNDS

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

TABLE OF CONTENTS

Chairman’s and President’s Message	1
Report from Allegiant Asset Management Company	2
Fixed Income Funds Overview	6
Tax Exempt Bond Funds Overview	16
Expense Tables	22
Trustees and Officers of the Trust	24
Report of Independent Registered Public Accounting Firm	26

	Financial Highlights	Statements of Net Assets
Bond Fund	27	32
Government Mortgage Fund	27	37
High Yield Bond Fund	28	39
Intermediate Bond Fund	28	42
Limited Maturity Bond Fund	28	47
Total Return Advantage Fund	29	51
Ultra Short Bond Fund	29	57
Intermediate Tax Exempt Bond Fund	30	61
Michigan Intermediate Municipal Bond Fund	30	64
Ohio Intermediate Tax Exempt Bond Fund	31	66
Pennsylvania Intermediate Municipal Bond Fund	31	69

Statements of Operations		72
Statements of Changes in Net Assets		76
Notes to Financial Statements		80
Meetings of Shareholders of the Funds		95
Notice to Shareholders		97
Proxy Voting and Quarterly Schedules of Investments		98

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the Allegiant Fixed Income and Tax Exempt Bond Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at AllegiantFunds.com. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Allegiant Asset Management Company serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with Allegiant Asset Management Company and is not a bank. Allegiant Asset Management Company is a registered trademark of The PNC Financial Services Group, Inc.

©2009 The PNC Financial Services Group, Inc. All rights reserved.

Allegiant Fixed Income and Tax Exempt Bond Funds

CHAIRMAN’S AND PRESIDENT’S MESSAGE

JULY 2009

Dear Shareholders:

We are pleased to provide you with important annual financial information about Allegiant Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2009, total assets of the Allegiant Funds declined from $11.5 to $8.9 billion as a result of significant declines in equity market values and related shareholder outflows.

In the course of the past year’s turbulent markets, Allegiant Fund’s investment management teams continue to execute on their disciplined investment processes while striving to deliver competitive returns to Allegiant shareholders.

In addition, work to integrate your Adviser into its new parent, The PNC Financial Services Group, Inc. (PNC), is underway. The integration process has afforded us the opportunity to thoroughly analyze and evaluate the funds’ products and capabilities in an effort to identify those which best support the needs of today’s market and shareholders’ interests. Our goal is to provide shareholders with the best array of products, managed by experienced professionals using solid investment processes with active risk management.

We encourage investors who have questions about their investments to contact our Shareholder Services Group at 1-800-622-FUND (3863) or visit the Allegiant Funds website at AllegiantFunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

Robert D. Neary	John Abunassar
Chairman	President

1

Allegiant Fixed Income and Tax Exempt Bond Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“The massive fiscal stimulus effort has also spawned concern over the rapidly escalating federal budget deficit and the increasing need to finance the deficit through the stepped-up issuance of Treasury bonds.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

The Economy in Review

The 12 months since the end of May 2008 contain the most sobering set of economic developments since the Great Depression. What originally looked like a moderate recession centered in the U.S. has since unfolded into a now global economic meltdown. The “Great Recession” of 2008-09 has engulfed nearly all segments of the U.S. economy, and nearly all U.S. regions. It has spread well beyond the borders of the U.S. to infect major segments of the global economy, including nearly all of the Americas and Europe, and much of Asia.

Last summer began with concerns about a slowing U.S. economy as residential real estate markets imploded and oil prices exploded. The collapse of Bear Stearns and subsequent acquisition by JP Morgan, completed on May 30, 2008, was viewed as a shot across the bow of financial markets, but did not result in a gaping hole in Wall Street. That would come later, in September.

House construction had already slowed significantly through 2007 as the sub-prime flu spread through residential real estate markets. The slide in house building was leveling out as construction stabilized in early 2008, but then construction began to slip again by mid-year. House prices were falling, as they had been on a monthly basis since late 2006. Unfortunately the downdraft in housing markets was exerting an increasingly strong pull in financial markets through the securitization of residential mortgages.

Oil was adding its own drag to the economy as prices peaked just shy of $150 dollars per barrel by mid-July 2008 and regular gasoline prices surged to nearly $4.50 per gallon. The serious drags from housing and oil were eating away at consumer and business confidence, contributing to a steady, but moderate, loss of jobs through last summer.

In September of 2008, conditions took a dramatic turn for the worse. On September 7, mortgage intermediaries Fannie Mae and Freddie Mac were placed into conservatorship, supervised by the Federal Finance Housing Agency. Lehman Brothers filed for bankruptcy protection on September 15. The next day, on September 16, the Federal Reserve created an $85 billion credit facility to prevent a similar collapse of insurance giant American International Group. Wall Street would never be the same.

The gaping hole in financial markets left by the events of September 2008 quickly translated into rapidly deteriorating economic conditions. Job losses escalated, eventually peaking at a net loss of 741,000 jobs nationally in January 2009. Automobile sales plunged. By virtually every measure the U.S. economy was in free fall in the fourth quarter of 2008. The Federal Reserve undertook very aggressive steps that December, bringing the Fed funds rate effectively to zero while increasing the size and scope of their liquidity enhancement programs.

Economic conditions since the end of 2008 have improved, but the improvement is only relative to an extremely weak starting point. At the end of 2008 the U.S. economy was contracting at an alarming rate. Real gross domestic product for the fourth quarter of the 2008 declined at a 6.3 percent annualized rate, the worst rate in over 26 years, since the first quarter of 1982. In the first quarter of 2009 real GDP declined at a slightly “less bad” 5.5 percent annualized rate. By the end of the first quarter the rate of contraction was noticeably slower, and some economic indicators showed signs of stabilizing.

In response to the dire conditions through the winter of 2008/09, the first priority for the incoming Obama administration was the passage of a record-setting fiscal stimulus bill. The American

2

Recovery and Reinvestment Act of 2009 authorized a $787 billion fiscal stimulus bill that is now just beginning to prod economic activity. The massive fiscal stimulus effort has also spawned concern over the rapidly escalating federal budget deficit and the increasing need to finance the deficit through the stepped-up issuance of Treasury bonds.

Late in the first quarter of 2009 evidence of a decrease in the rate of economic contraction was increasingly visible. These are the so-called “green shoots” seen in a variety of economic indicators in the U.S. and abroad. Second quarter real GDP is now expected to be “less bad” than the first quarter, contracting at around a 2.5 percent annualized rate. While the slower rate of contraction is a hopeful sign that better conditions will follow later in the year, it looks good now only in comparison to the truly awful preceding quarters.

Fixed Income Markets

Heading into May 2008, Treasury yield spreads were widening as the short end of the yield curve fell in line with the steady easing by the Federal Reserve. The Fed funds rate was lowered from 5.25 percent in July 2007 to 2.00 percent by May 2008. The unprecedented events of September 2008 threw credit markets into extreme dislocation requiring the Federal Reserve ease the Fed funds rate aggressively last autumn. Fed actions included two unscheduled Federal Open Market Committee (“FOMC”) announcements in late September and early October, leading to the historic announcement in December 2008 that the Fed funds rate would be set to a range of 0.00 to 0.25 percent, where it remains today. In addition to the historic interest rate easing, the Federal Reserve has also undertaken an aggressive “credit easing” policy designed to facilitate the functioning of highly stressed credit markets.

At the end of 2008, the long end of the Treasury yield curve also dipped with the yield on 10-year bonds falling to 2.08 percent in mid-December. The yield on 10-year T-bonds has climbed steadily through April to reach 3.71 percent at the end of May as fears of future inflation increased with the Fed’s sizable expansion of its balance sheet.

In its most recent policy announcement on June 24, the FOMC renewed its stance that it saw few inflationary pressures. According to their statement, even though commodity prices have risen lately, the slack in the economy (measurable by high unemployment and low capacity utilization) will likely dampen cost pressures. The Committee expects that inflation will remain subdued for some time. This is their way of acknowledging the declining risk of deflation while still emphasizing that they expect little inflationary pressure.

The FOMC kept the amount and timing of their balance sheet operations unchanged. In order to support mortgage lending and overall credit market conditions, they reaffirmed their plan to purchase a total of up to $1.25 trillion of mortgage-backed securities and $200 billion of agency debt by the end of the year. They will also purchase up to $300 billion of Treasury securities by autumn.

The FOMC gave no specifics on credit and liquidity operations other than to say that they will make adjustments as warranted. Also missing from the statement were any specifics about the Fed’s “exit strategy” from its near zero funds rate target and its substantial expansion of its balance sheet. The FOMC may give more details on the exit strategy by its August 10 meeting to reassure those who have inflationary concerns about the market.

“...Federal Reserve has also undertaken an aggressive “credit easing” policy designed to facilitate the functioning of highly stressed credit markets.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

3

Allegiant Fixed Income and Tax Exempt Bond Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

Equity Markets

With the tremendous turmoil visible in almost all parts of the global economy over the last year, the bears have strongly dominated equity market psychology. In early May of 2008 the S&P 500 rallied back to 1400 after the initial slump from the cyclical highs of October 2007 when the S&P 500 crested at 1560. The rally proved to be short lived. The problems at Bear Stearns rattled investors and equity prices took another leg down in late May to stabilize in August at just under 1300.

In September, with the collapse of Lehman Brothers, equities prices plummeted. When the dust settled, the S&P 500 had fallen to 900 in December 2008. Heightened uncertainty about global economic conditions and the health of the banking sector combined with falling oil prices to drive equity prices down again through February with the S&P 500 briefly dipping below 700 in early March 2009. The total peak to trough slide in the S&P 500 to March 2009 was a sobering 55 percent.

Equities felt oversold at their very depressed early March prices. With the increasing commentary about economic “green shoots” through the month, as well as a sustained increase in oil prices, stock prices rallied through the end of May when the S&P 500 recovered to 950. Major overseas markets largely mirrored the U.S. pattern over the last year.

The Outlook

Economic indicators in the spring months reinforce our view that we are possibly seeing the prelude to the end of the “Great Recession” of 2008-09 by late this year. Beginning in March we saw some signs that the worst of the economy’s free-fall may be finally tapering-off. Increasingly through April and May we saw more signs of “green shoots” in the economy – tentative signs that some parts of the economy are starting to stabilize or improve. Some industries are showing improvement from a rock bottom level, and so can not yet be called evidence of a sustainable rebound. Among these is automobile production which was virtually halted in May at both GM and Chrysler after they declared bankruptcy. Automobile production will be ramped up in the summer quarter for 2010 models as 2009 model vehicle inventories are purged by price cuts. Another key sign of stabilization is seen in existing home sales and home construction. Other forward-looking signs pointing to a return to real GDP growth by the fourth quarter include the rebound in stock prices, an increase in the money supply, narrowing credit spreads and the large inventory draw-down in the opening half of this year.

Even with some evidence of improvement in economic indicators and expectations of positive real GDP growth by the fourth quarter of this year, fundamental drags remain in place. The unemployment rate is key among these and will likely continue to increase through the remainder of 2009, cresting near 10 percent before slowly waning through 2010 and 2011. House prices have not yet bottomed out and will likely continue to fall as foreclosure rates remain highly elevated through the rest of this year. The loss of wealth for average households from falling house prices represents a serious long-term drag on consumer spending. Other drags on consumer spending include a rising savings rate, ongoing household deleveraging, and the recent increase in crude oil and gasoline prices. The numerous drags on the economy will lead to a subnormal recovery trajectory in 2010.

“...with the collapse of Lehman Brothers, equities prices plummeted.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

4

We expect the FOMC to hold their Fed funds rate target at 0.00 to 0.25 percent well into 2010 as inflation fears subsides and only a modest U.S. economic recovery process starts in late 2009. We look for the 10-year Treasury note rate to recede through September. Spring seasonal factors have helped push up the 10-year Treasury note rate to near 4.00 percent in addition to: 1) huge Treasury note sales to fund the growing Federal deficit, 2) market concerns about faster future inflation and 3) a rise in real rates as the U.S. economic outlook improves. The 10-year Treasury note rate peaked for the year at 4.89 percent on June 14, 2004, at 5.25 percent on June 28, 2006, at 5.26 percent on June 12, 2007 and at 4.27 percent on June 13, 2008. As in these previous four out of the past five years, we expect the 10-year Treasury note rate will peak for this year in June, perhaps as high as 4.25 percent, before sliding back down to near 3.25 percent in the latter half of this year.

“...numerous drags on the economy will lead to a subnormal recovery trajectory in 2010.”

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

5

Allegiant Fixed Income Funds

OVERVIEW

May 31, 2009

Andrew D. Harding

Chief Investment Officer,

Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

How did taxable fixed income perform over the last year?

The 2008-09 period witnessed the most distressed markets and economy since the Great Depression, as several years of mounting consumer leverage finally reached the inevitable conclusion. Asset prices tumbled and economic growth came to an abrupt halt. Financial meltdown ensued, and all of the largest banks, thrifts, investment banks and insurance companies became at-risk, with many either merging or closing. Some of the notable events included the downfall of IndyMac, FNMA, FHLMC, Lehman Brothers, Bear Stearns, AIG, Washington Mutual, GM and Chrysler. Real estate prices fell further, stock market prices tumbled and the government intervened aggressively with an array of new programs to avoid a complete financial collapse.

Interest rates reacted by falling sharply. The yield curve steepened, as short maturity yields fell more than longer maturity yields in a massive flight to safety. The Fed acted quickly, lowering the federal funds rate to near-zero. Interest rates began to rise in early 2009 as evidence emerged that the economy appeared to be bottoming and the risk of depression was mostly behind us.

Within fixed income, commercial mortgage-backed securities (CMBS) were the worst performing sector, as liquidity evaporated for most non-Agency mortgage-related securities. Asset-backed securities (ABS) also performed quite poorly. Corporate debt struggled, led by financials. Lower quality securities suffered the most with high yield particularly hard hit. Government securities were the only solid performers, led by Agency MBS, Treasuries and Agency debt.

What factors impacted your performance?

Allegiant Bond Fund

During the fiscal year ended May 31, 2009, the Bond Fund returned 0.72% to C shares investors(1) and 2.69% to I shares investors relative to the Barclays U.S. Aggregate Bond Index(2), which returned 5.36%. The Average Intermediate Investment Grade Debt Peer returned (0.05)%(3) during the period.

The fund’s duration varied within a range of 3.5 to 5.1 years in the fiscal year, while the fund’s benchmark ranged between 3.8 and 5.1 years. Issue selection within the corporate sector detracted from performance, as the fund was overweight financials. The “meltdown” in the latter part of 2008 hit the financial sector particularly hard. The fund’s allocation to high quality CMBS and ABS added to performance, as AAA-rated CMBS and ABS far outperformed lower quality issues. The fund’s underweight exposure to the Treasury sector detracted from performance, as Treasuries were one of the best performing sectors for the year.

Allegiant Government Mortgage Fund

During the fiscal year ended May 31, 2009, the Government Mortgage Fund returned 6.75% to C shares investors(1) and 8.80% to I shares investors relative to the Barclays Fixed Rate Mortgage-Backed Securities Index(4), which returned 9.36%. The U.S. Government Mortgage Peer returned 2.21%(3) during the period.

The fund’s duration varied within a range of 1.3 to 5.2 years in the fiscal year, while the fund’s benchmark ranged between 1.5 and 5.2 years. Agency MBS securities performed very well during the past year, in spite of the market turmoil. While mortgage-related securities performed poorly in general, Agency pass-thru MBS performed well. We were underweight 15-year and balloon MBS, which added to performance. The fund’s overall sector and issue selection decisions helped performance, while the main detractors were poor liquidity and fees.

Allegiant High Yield Bond Fund

During the fiscal year ended May 31, 2009, the High Yield Bond Fund returned (15.26)% to A shares investors(5) and (11.05) to I shares investors relative to the Barclays U.S. Corporate High-Yield Index(6), which returned (7.77)%. The Average High Current Yield Peer returned (12.32)%(3) during the period.

The fund’s duration varied within a range of 3.6 to 5.0 years in the fiscal year, while the fund’s benchmark ranged between 3.9 and 4.5 years. High yield was a challenging sector during the period, as it was one of the worst performing areas within fixed income given the turmoil in the markets and economy. Within high yield, industry and security selection drove performance.

(3)	Peer-group performance is derived from data provided by Lipper, Inc.

6

The fund’s allocation to financials detracted from performance, as finance was the worst-performing industry within corporates. The fund’s emphasis on higher quality within high yield added to performance.

Allegiant Intermediate Bond Fund

During the fiscal year ended May 31, 2009, the Intermediate Bond Fund returned 3.42% to C shares investors(1) and 5.35% to I shares investors relative to the Barclays Intermediate U.S. Government/Credit Bond Index(7), which returned 4.79%. The Average Short-Intermediate Investment Grade Debt Peer returned 1.67%(3) during the period.

The fund’s duration varied within a range of 3.3 to 3.9 years in the fiscal year, while the fund’s benchmark ranged between 3.7 and 3.9 years. Issue selection contributed positively to performance, as the fund’s positions within the corporate and ABS sectors outperformed the index. The fund’s emphasis on high quality ABS served investors well, as market turmoil was most evident in lower quality issues. The fund’s underweight exposure to the Treasury sector detracted from performance, as Treasuries were one of the best performing sectors for the year. However, the fund’s exposure to Agency MBS securities added to performance, as these securities held in quite well in spite of the overall market turmoil.

Allegiant Limited Maturity Bond Fund

During the fiscal year ended May 31, 2009, the Limited Maturity Bond Fund returned 3.45% to C shares investors(1) and 5.38% to I shares investors relative to the Merrill Lynch 1-3 Year U.S. Corporate/Government Index(8), which returned 4.63%. The Average Short Investment Grade Debt Peer returned (2.21)%(3) during the period.

The fund’s duration varied within a range of 1.5 to 1.9 years in the fiscal year, while the fund’s benchmark ranged between 1.7 and 1.9 years. Issue selection within the ABS sector was a major contributor to performance, as the fund’s positions outperformed the index. The fund’s emphasis on high quality ABS served fund investors particularly well, as market turmoil was most evident in lower quality issues. The fund’s corporate exposure also added to performance, with respect to both overall allocation and individual security selection. The largest detractor from performance was the fund’s underweight exposure to the Treasury sector, as Treasuries performed extremely well during the market and economic distress.

Allegiant Total Return Advantage Fund

During the fiscal year ended May 31, 2009, the Total Return Advantage Fund returned 0.13% to C shares investors(1) and 2.16% to I shares investors relative to the Barclays U.S. Government/Credit Index(9), which returned 4.47%. The Average A Rated Corporate Debt Peer (1.52)%(3) during the period.

The fund’s duration varied within a range of 4.5 to 5.4 years in the fiscal year, while the fund’s benchmark ranged between 5.0 and 5.4 years. The fund’s allocation to high yield detracted from performance, as high yield was one of the worst performing sectors during the economic downturn. The fund’s underweight exposure to the Treasury sector also detracted from performance, as Treasuries were one of the best performing sectors for the year. Issue selection within the investment grade corporate sector affected performance, as the fund was overweight financials. The allocation to the MBS sector added to performance, as Agency MBS was one of the better performing sectors. The ABS exposure also added to performance.

Allegiant Ultra Short Bond Fund

During the fiscal year ended May 31, 2009, the Ultra Short Bond Fund returned 2.72% to A shares investors(5) and 4.12 % to I shares investors relative to the Merrill Lynch 1-Year Treasury Index(10), which returned 3.09%. The Average Short Investment Grade Debt Peer returned (2.21)%(3) during the period.

The fund’s duration varied within a range of 0.8 to 1.0 years in the fiscal year, while the fund’s benchmark ranged between 0.9 and 1.0 years. Sector allocation drove performance during the fiscal year, as the fund’s exposure to AAA-rated ABS and Agency MBS securities performed well in the year. The economic and market turmoil was most evident in lower quality ABS and MBS issues. The fund’s yield differential over the index also added to performance. The largest detractor from performance was the fund’s underweight exposure to the Treasury sector (the benchmark for the fund is 100% Treasuries), as Treasuries performed extremely well during the period.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at he end of the period.
(2)

The Barclays U.S. Aggregate Bond Index, an unmanaged, market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)

The Barclays Fixed Rate Mortgage-Backed Securities Index, a widely-used unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)	Performance of Class A Shares assumes the deduction of the maximum applicable sales charge.
(6)

The Barclays U.S Corporate High-Yield Index, an unmanaged index representative of the U.S. corporate high-yield fixed income markets, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)

The Barclays Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(8)

The Barclays U.S. Government/Credit Index, a widely recognized index of government and corporate debt securities related investment grade or better, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(9)

The Merrill Lynch 1-3 Year U.S. Corporate/Government Index, a market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(10)

The Merrill Lynch 1-Year Treasury Index, a market capitalization weighted index including U.S. Treasury, is an unmanaged index not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

7

Allegiant Fixed Income Funds

OVERVIEW

May 31 , 2009

How are you positioned going into the next 12 months?

As we enter the second half of 2009, we are somewhat leery of current market expectations for a quick economic recovery. We are therefore cautious with respect to the amount of relative risk in the funds and have decreased the overall risk exposure. We enter the new fiscal year basically neutral with respect to both overall fund duration and corporate sector exposure.

At period-end, the funds were overweight the ABS sector. Within ABS, the positions consist mainly of high quality, triple-A rated credit card and auto-backed securities. The funds are underweight to the Treasury and Agency sectors.

While the funds are neutral with respect to overall duration, there is a modest underweight exposure to the short-end of the yield curve, and more exposure allocated to intermediate maturities.

8

The tables below present portfolio holdings as a percentage of total investments before collateral for loaned securities, if any, for each of the Allegiant Fixed Income Funds as of May 31, 2009.

Bond Fund

Federal National Mortgage Association	30.9%
Corporate Bonds	27.5
Asset Backed Securities	11.8
Collateralized Mortgage Obligations	6.3
U.S. Treasury Notes	6.2
Commercial Mortgage-Backed Securities	5.8
Affiliated Money Market Fund	5.2
U.S. Treasury Inflationary Index Bond	2.9
U.S. Treasury Bonds	2.3
Government National Mortgage Association	0.8
Federal Home Loan Mortgage Corporation	0.3
100.0%

Government Mortgage Fund

Federal National Mortgage Association	77.1%
Federal Home Loan Mortgage Corporation	7.8
Collateralized Mortgage Obligations	6.7
Government National Mortgage Association	5.5
Affiliated Money Market Fund	2.9
100.0%

High Yield Bond Fund

Corporate Bonds	96.8%
Preferred Stocks	1.6
Affiliated Money Market Fund	1.6
100.0%

Intermediate Bond Fund

Corporate Bonds	37.3%
U.S. Treasury Notes	25.1
Federal National Mortgage Association	16.2
Asset Backed Securities	7.8
Affiliated Money Market Fund	4.8
Collateralized Mortgage Obligations	4.7
U.S. Treasury Inflationary Index Bond	2.9
Federal Home Loan Mortgage Corporation	0.6
Commercial Mortgage-Backed Security	0.6
100.0%

Limited Maturity Bond Fund

Corporate Bonds	22.4%
U.S. Treasury Notes	20.9
Asset Backed Securities	17.3
Federal National Mortgage Association	13.2
Collateralized Mortgage Obligations	13.1
Federal Home Loan Mortgage Corporation	5.4
U.S. Government Agency Obligation	4.8
Affiliated Money Market Fund	2.9
100.0%

Total Return Advantage Fund

Corporate Bonds	48.2%
Federal National Mortgage Association	14.6
Collateralized Mortgage Obligations	14.1
U.S. Treasury Notes	5.0
Commercial Mortgage-Backed Securities	4.4
Affiliated Money Market Fund	3.9
U.S. Treasury Bonds	3.2
Asset Backed Securities	3.1
U.S. Treasury Inflationary Index Bond	2.9
Loan Agreements	0.4
Preferred Stocks	0.2
100.0%

Ultra Short Bond Fund

Collateralized Mortgage Obligations	23.9%
U.S. Treasury Notes	20.6
Federal National Mortgage Association	15.0
Federal Home Loan Mortgage Corporation	11.9
Asset Backed Securities	11.5
Corporate Bonds	9.6
Affiliated Money Market Fund	4.5
Federal Farm Credit Bank	3.0
100.0%

9

Allegiant Fixed Income Funds

OVERVIEW

May 31, 2009

Growth of a $10,000 Investment*(a)(b)

*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares. The performance Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(a)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(b)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.
(2)	The Barclays Fixed Rate Mortgage-Backed Securities Index is a widely used unmanaged index of mortgage-backed securities.
(3)	Peer-group performance is derived from data provided by Lipper Inc.

10

Growth of a $10,000 Investment*(a)(b)

*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares only, with the exception of the High Yield Bond Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares (except for the High Yield Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(a)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(b)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(c)	Performance of Class A Shares reflects Class A Shares’ maximum sales charge.
(1)	The Barclays U.S. Corporate High Yield Index is an unmanaged index representative of the U.S. corporate high-yield fixed income markets.
(2)	The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged index representative of intermediate term bonds.
(3)	Peer-group performance is derived from data provided by Lipper Inc.

11

Allegiant Fixed Income Funds

OVERVIEW

May 31, 2009

Growth of a $10,000 Investment*(a)(b)

*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(a)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(b)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1)	The Merrill Lynch 1-3 Year U.S. Corporate/Government Index is an unmanaged market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds.
(2)	The Barclays U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better.
(3)	Peer-group performance is derived from data provided by Lipper Inc.

12

Growth of a $10,000 Investment*(a)

*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class A Shares. The performance of Class A may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(a)	Performance of Class A Shares reflects Class A Shares’ maximum sales charge.
(1)	The Merrill Lynch 1-Year U.S. Treasury Index is an unmanaged market capitalization weighted index including U.S. Treasuries.
(2)	Peer-group performance is derived from data provided by Lipper Inc.

13

Allegiant Fixed Income Funds

OVERVIEW

Average Annual Total Returns as of 5/31/2009 (1)

Bond Fund (2)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	10/31/88	2.69%	5.16%	4.26%	4.91%	6.32%	N/A	N/A	0.61%	0.61%
Class A Shares	10/31/88	-2.13%	3.30%	3.05%	4.17%	5.87%	4.50%	N/A	0.86%	0.86%
Class C Shares	6/12/00	0.72%	4.14%	3.26%	3.88%	5.30%	N/A	1.00%	1.58%	1.58%
Average Intermediate Investment Grade Debt Peer(4)		-0.05%	2.99%	2.69%	4.27%	N/A	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		5.36%	6.30%	5.01%	5.88%	N/A	N/A	N/A	N/A	N/A

Government Mortgage Fund (3)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	11/12/92	8.80%	7.41%	5.66%	5.68%	5.90%	N/A	N/A	0.61%	0.61%
Class A Shares	11/12/92	3.68%	5.51%	4.44%	4.93%	5.37%	4.50%	N/A	0.86%	0.86%
Class C Shares	6/21/00	6.75%	6.37%	4.65%	4.74%	4.96%	N/A	1.00%	1.58%	1.58%
Average U.S. Government Mortgage Peer(4)		2.21%	3.93%	3.38%	4.52%	N/A	N/A	N/A	N/A	N/A
Barclays Fixed Rate Mortgage-Backed Securities Index		9.36%	7.93%	6.17%	6.25%	N/A	N/A	N/A	N/A	N/A

High Yield Bond Fund

	Date of Inception	1 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/29/08	-11.05%	-10.29%	N/A	N/A	1.20%	0.75%
Class A Shares	4/29/08	-15.26%	-14.14%	4.50%	N/A	1.45%	1.00%
Average High Current Yield Peer(4)		-12.32%	N/A	N/A	N/A	N/A	N/A
Barclays U.S. Corporate High Yield Index		-7.77%	N/A	N/A	N/A	N/A	N/A

Intermediate Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/20/89	5.35%	6.09%	4.47%	5.13%	6.16%	N/A	N/A	0.56%	0.56%
Class A Shares	4/15/91	0.43%	4.21%	3.28%	4.38%	5.62%	4.50%	N/A	0.81%	0.81%
Class C Shares	5/30/00	3.42%	5.05%	3.48%	2.99%	5.28%	N/A	1.00%	1.53%	1.53%
Average Short-Intermediate Investment Grade Debt Peer(4)		1.67%	3.56%	2.95%	4.40%	N/A	N/A	N/A	N/A	N/A
Barclays Intermediate U.S. Government/Credit Bond Index		4.79%	6.02%	4.54%	5.62%	N/A	N/A	N/A	N/A	N/A

14

Average Annual Total Returns as of 5/31/2009 (1)

Limited Maturity Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/7/94	5.38%	5.54%	4.07%	4.37%	4.88%	N/A	N/A	0.53%	0.53%
Class A Shares	9/9/94	3.05%	4.56%	3.40%	3.97%	4.57%	2.00%	N/A	0.78%	0.78%
Class C Shares	1/27/00	3.45%	4.51%	3.07%	3.39%	3.90%	N/A	1.00%	1.50%	1.50%
Average Short Investment Grade Debt Peer(4)		-2.21%	1.05%	1.53%	3.53%	N/A	N/A	N/A	N/A	N/A
Merrill Lynch 1-3 Year U.S. Corporate/Government Index		4.63%	5.55%	4.10%	4.81%	N/A	N/A	N/A	N/A	N/A

Total Return Advantage Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/7/94	2.16%	4.75%	4.05%	5.39%	6.13%	N/A	N/A	0.60%	0.60%
Class A Shares	9/6/94	-2.81%	2.85%	2.84%	4.66%	5.50%	4.50%	N/A	0.85%	0.85%
Class C Shares	10/3/00	0.13%	3.70%	3.03%	4.42%	5.15%	N/A	1.00%	1.57%	1.57%
Average A Rated Corporate Debt Peer(4)		-1.52%	2.47%	2.56%	4.34%	N/A	N/A	N/A	N/A	N/A
Barclays U.S. Government/Credit Index		4.47%	5.94%	4.70%	5.82%	N/A	N/A	N/A	N/A	N/A

Ultra Short Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/2/02	4.12%	4.87%	3.79%	3.32%	N/A	N/A	0.40%	0.40%
Class A Shares	1/6/03	2.72%	4.32%	3.37%	2.92%	1.00%	N/A	0.65%	0.65%
Average Short Investment Grade Debt Peer(4)		-2.21%	1.05%	1.53%	N/A	N/A	N/A	N/A	N/A
Merrill Lynch 1 Year U.S. Treasury Index		3.09%	4.62%	3.64%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, where applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Performance information prior to June 9, 2000 represents the performance of the Parkstone Bond Fund, which was reorganized into the Allegiant Bond Fund on that date.
(3)	Performance information prior to June 9, 2000 represents the performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.
(4)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

15

Allegiant Tax Exempt Bond Funds

OVERVIEW

May 31, 2009

Cynthia D. Cole

Portfolio Manager,

Fixed Income

How did the tax-exempt fixed income market perform over the last year?

During the fiscal year ended May 31, 2009, returns of Allegiant municipal bond funds were positive on an absolute basis even though the municipal market felt the impact of the housing and financial crisis. Returns for Class I Shares ranged from a high of 5.43% on the Allegiant Ohio Intermediate Tax Exempt Bond Fund to a low of 3.92% on the Allegiant Michigan Intermediate Municipal Bond Fund.

What factors affected your performance?

State and local municipalities across the country felt the impact of the weakening economy as the housing market tumbled. Revenue projections were lowered due to a decline in expected sales, income, and property tax revenues. At the same time, monoline municipal bond insurers were downgraded due to their exposure in the mortgage market. Insured bond prices dropped quickly to reflect their underlying credit risk. This pricing change led to higher volatility and lower prices as the market adjusted.

The Federal Reserve continued to lower the federal funds rate target to assist the financial market and liquidity. By year-end 2008, a financial meltdown had occurred. Municipal yields rose, as uncertainty increased and credit spreads widened to historic levels. The market’s volatility pushed the ratio of municipal bond yields to U.S. Treasury bond yields to historical highs.

Confidence finally returned to the municipal market once the American Recovery and Reinvestment Act was approved in 2009. The act supported states with much-needed fiscal relief. Liquidity improved as government-supported Build America Bonds, taxable municipal bonds, were issued. Yields moved significantly lower as credit risk abated. By May 2009, lower-rated municipal bonds improved.

Intermediate Tax Exempt Bond Fund

During the fiscal year ended May 31, 2009, the Intermediate Tax Exempt Bond Fund returned 2.17% to C shares investors(1)and 4.44% to I shares investors relative to the Barclays 7-Year Municipal Bond Index (2), which returned 6.70%. The Average Intermediate Municipal Debt Peer returned 2.95%(3)during the period.

The housing crisis led to uncertainty surrounding the monoline bond insurers. As ratings were lowered, the municipal market continued to price in a high level of uncertainty with regard to the bond insurers and a lower appetite for risk. Allegiant has always reviewed the underlying credit and invested on that basis. This practice proved to be positive for performance during a difficult environment. At the same time, insured bond holdings were reduced. The combination of the credit intensive review coupled with disciplined risk management contributed to returns.

The best-performing part of the maturity range was the 4- to 8-year range. The fund is positioned across the intermediate maturities, not just a slice, so anything longer or shorter in maturity underperformed. The fund’s overweight to Florida and Georgia securities was a negative contributor. Both states underperformed the overall market, while the overweight to Texas and Indiana contributed to the performance. Also, our commitment to a high quality, non-AMT portfolio was a positive for performance in a volatile marketplace. Allegiant’s commitment to diversification by limiting security and state exposure contributed to performance.

Michigan Intermediate Municipal Bond Fund

During the fiscal year ended May 31, 2009, the Michigan Intermediate Municipal Bond Fund returned 1.90% to C shares investors(1)and 3.92% to I shares investors relative to the Barclays 7-Year Municipal Bond Index(2), which returned 6.70%. The Average Other States Intermediate Municipal Debt Peer returned 3.82%(3)during the period.

The state of Michigan was under pressure as automobile sales slowed dramatically and the viability of the domestic auto industry was questioned. The state continues to make spending cuts and expects to use federal stimulus funds to balance its budget. The city of Detroit was downgraded to high-yield ratings by the rating agencies as it continued to struggle with declining tax revenues and an expanding budget deficit.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)	The Barclays 7-Year Municipal Bond Index, an unmanaged index, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.
(3)	Peer-group performance is derived from data provided by Lipper Inc.

16

For the period, Michigan was one of the worst-performing states. Overall concern of the state’s economic downturn affected the fund. Lowering our exposure to Detroit and diversifying the fund contributed to performance. Security selection detracted from performance as any issuers associated with the state’s government or the city of Detroit detracted from performance. As yields declined, sales of shorter maturity bonds contributed to performance. The fund continues to maintain a high concentration of high-quality securities with no exposure to the Alternative Minimum Tax (AMT) as of May 31, 2009.

Ohio Intermediate Tax Exempt Bond Fund

During the fiscal year ended May 31, 2009, the Ohio Intermediate Tax Exempt Bond Fund returned 3.43% to C shares investors(1)and 5.43% to I shares investors relative to the Barclays 7-Year Municipal Bond Index(2), which returned 6.70%. The Average Other States Intermediate Municipal Debt Peer returned 3.82%(3)during the period.

In 2008, the state of Ohio announced a potential budget shortfall. As the year progressed, the state realized a shortfall would be inevitable without any change. Ohio announced proposed fee increases, government salary reductions and depletion of its rainy day fund to deal with the deficit.

Ohio was one of the lower-performing states over the period. Contribution to performance was through sector and security selection. Sector contribution occurred by selling prerefunded bonds after the sector outperformed during the second half of 2008. The proceeds were reinvested as credit spreads widened, which led to security selection performance in 2009. Security selection in higher-rated Ohio securities assisted in performance. The best-performing part of the maturity range was the 4- to 8-year range for the period. The fund is positioned across the intermediate maturities, not just a slice, so anything longer or shorter in maturity underperformed. Turnover in the fund was much lower than in previous years. The fund continues to maintain a high concentration of high-quality securities with no exposure to the Alternative Minimum Tax (AMT) as of May 31, 2009.

Pennsylvania Intermediate Municipal Bond Fund

During the fiscal year ended 31, 2009, the Pennsylvania Intermediate Municipal Bond Fund returned 3.15% to C shares investors(1)and 5.18% to I shares investors relative to the Barclays 7-Year Municipal Bond Index(2), which returned 6.70%. The Average Other States Intermediate Municipal Debt Peer returned 3.82%(3)during the period.

Pennsylvania’s budget deficit continues to grow, so a broad-based tax such as the personal income tax rate may be increased. Increases also are possible for the tobacco tax, sales tax and natural gas tax.

Selling lower-rated bonds and reinvesting proceeds into higher quality contributed to performance as well as broadened diversification. Later in the period, the slightly lower duration was a negative contributor as the yield curve significantly flattened. The fund continues to maintain a concentration of high-quality securities with no exposure to the Alternative Minimum Tax (AMT) as of May 31, 2009.

What are your thoughts going into the next 12 months? How are you positioned?

Potential federal legislation is a major focus. Already more than 30 new acts, programs and policies have been put in place. Various plans are being proposed to increase capital access and lower costs for municipalities and also increase taxes. Municipalities continue to be impacted by budget concerns and their recovery may lag the general economic recovery. The funds are positioned with slightly long durations and coupons in the 5% to 5.50% range to gain from higher interest payments. As the environment stabilizes, credit spread will be added through securities that are undervalued.

Even with the fiscal stimulus package and improved market tone, this is still an uncertain and difficult time period. Therefore, thorough credit analysis and diversification remain extremely important. Our process will continue to focus on credit research and disciplined risk management to maintain high credit quality in the funds.

The table below presents portfolio holdings as a percentage of total investments for each of the Allegiant Tax Exempt Bond Funds as of May 31, 2009.

	Intermediate Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund
Revenue Bonds	69.1%	15.4%	31.9%	37.1%
General Obligations	19.4	70.7	59.3	49.6
Utility Bonds	4.9	—	5.3	4.7
Agency Obligations	3.0	—	—	0.6
Hospital Bonds	2.3	6.1	1.4	1.1
Affiliated Money Market Funds	1.3	—	—	4.1
Prerefunded & Escrowed To Maturity Bonds	—	5.9	0.9	2.8
Transportation Bonds	—	—	1.2	—
Other Money Market Funds	—	1.9	—	—
	100.0%	100.0%	100.0%	100.0%

17

Allegiant Tax Exempt Bond Funds

OVERVIEW

May 31, 2009

Growth of a $10,000 Investment*(1)

*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares only, with the exception of the Pennsylvania Intermediate Municipal Bond Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares (Class C Shares only with respect to the Pennsylvania Intermediate Municipal Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Barclays 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Guarantees, if any, by the municipal issuers, the State of Michigan, U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

18

Growth of a $10,000 Investment*(1)

*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class C Shares only, with the exception of the Pennsylvania Intermediate Municipal Bond Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares (Class C Shares only with respect to the Pennsylvania Intermediate Municipal Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)	Performance of Class A Shares reflects Class A Shares’ maximum sales charge.
(3)

The Barclays 7-Year Municipal Bond Index, an unmanaged broad-based total return index comprised of investment grade fixed rate bonds with maturities of 7 to 8 years, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

Guarantees, if any, by the municipal issuers, the State of Ohio, the Commonwealth of Pennsylvania, U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

19

Allegiant Tax Exempt Bond Funds

OVERVIEW

May 31, 2009

Average Annual Total Returns as of 5/31/09 (1)

Intermediate Tax Exempt Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/9/98	4.44%	4.31%	3.69%	4.14%	5.87%	N/A	N/A	0.59%	0.59%
Class A Shares	6/22/98	0.99%	2.95%	2.77%	3.61%	5.59%	3.00%	N/A	0.84%	0.84%
Class C Shares	2/24/00	2.17%	3.24%	2.66%	2.99%	4.80%	N/A	1.00%	1.56%	1.56%
Average Intermediate Muni Debt Peer(3)		2.95%	3.47%	3.28%	3.95%	N/A	N/A	N/A	N/A	N/A
Barclays 7-Year Municipal Bond Index		6.70%	5.73%	4.79%	5.15%	N/A	N/A	N/A	N/A	N/A

Michigan Intermediate Municipal Bond Fund(2)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/2/90	3.92%	4.21%	3.37%	3.99%	5.01%	N/A	N/A	0.62%	0.62%
Class A Shares	7/2/90	0.66%	2.93%	2.50%	3.43%	4.64%	3.00%	N/A	0.87%	0.87%
Class C Shares	8/6/01	1.90%	3.23%	2.40%	3.05%	4.12%	N/A	1.00%	1.60%	1.60%
Average Other States Intermediate Muni Debt Peer(3)		3.82%	3.71%	3.31%	3.77%	N/A	N/A	N/A	N/A	N/A
Barclays 7-Year Municipal Bond Index		6.70%	5.73%	4.79%	5.15%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)

Performance information prior to June 9, 2000 represents the performance of the Parkstone Michigan Municipal Bond Fund, which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

20

Average Annual Total Returns as of 5/31/09 (1)

Ohio Intermediate Tax Exempt Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	1/5/90	5.43%	4.81%	3.92%	4.24%	5.01%	N/A	N/A	0.57%	0.57%
Class A Shares	4/15/91	2.13%	3.49%	3.03%	3.70%	4.71%	3.00%	N/A	0.82%	0.82%
Class C Shares	6/23/00	3.43%	3.80%	2.93%	3.23%	3.99%	N/A	1.00%	1.54%	1.54%
Average Other States Intermediate Muni Debt Peer(2)		3.82%	3.71%	3.31%	3.77%	N/A	N/A	N/A	N/A	N/A
Barclays 7-Year Municipal Bond Index		6.70%	5.73%	4.79%	5.15%	N/A	N/A	N/A	N/A	N/A

Pennsylvania Intermediate Municipal Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/10/94	5.18%	4.77%	3.91%	4.18%	4.56%	N/A	N/A	0.58%	0.58%
Class A Shares	9/11/96	1.79%	3.44%	3.03%	3.65%	4.18%	3.00%	N/A	0.83%	0.83%
Class C Shares	2/24/00	3.15%	3.70%	2.89%	2.75%	3.26%	N/A	1.00%	1.56%	1.56%
Average Other States Intermediate Muni Debt Peer(2)		3.82%	3.71%	3.31%	3.77%	N/A	N/A	N/A	N/A	N/A
Barclays 7-Year Municipal Bond Index		6.70%	5.73%	4.79%	5.15%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the October 1, 2008 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at AllegiantFunds.com.

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Peer-group performance is derived from data provided by Lipper Inc.

21

Allegiant Fixed Income Funds and Tax Exempt Bond Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2008 to May 31, 2009) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2009.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2008 to May 31, 2009).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*

Bond Fund
Actual
Class I	$1,000.00	$1,072.86	0.62%	$3.20
Class A	1,000.00	1,071.44	0.87	4.49
Class C	1,000.00	1,067.69	1.58	8.14
Hypothetical**
Class I	1,000.00	1,021.84	0.62%	3.13
Class A	1,000.00	1,020.59	0.87	4.38
Class C	1,000.00	1,017.05	1.58	7.95

Government Mortgage Fund
Actual
Class I	$1,000.00	$1,043.37	0.63%	$3.21
Class A	1,000.00	1,042.08	0.88	4.48
Class C	1,000.00	1,039.40	1.59	8.08
Hypothetical**
Class I	1,000.00	1,021.79	0.63	3.18
Class A	1,000.00	1,020.54	0.88	4.43
Class C	1,000.00	1,017.00	1.59	8.00

High Yield Bond Fund
Actual
Class I	$1,000.00	$1,291.85	0.75%	$4.29
Class A	1,000.00	1,291.94	1.00	5.71
Hypothetical**
Class I	1,000.00	1,021.19	0.75	3.78
Class A	1,000.00	1,019.95	1.00	5.04

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*

Intermediate Bond Fund
Actual
Class I	$1,000.00	$1,074.67	0.57%	$2.95
Class A	1,000.00	1,073.22	0.82	4.24
Class C	1,000.00	1,070.22	1.53	7.90
Hypothetical**
Class I	1,000.00	1,022.09	0.57	2.87
Class A	1,000.00	1,020.84	0.82	4.13
Class C	1,000.00	1,017.30	1.53	7.70

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,049.41	0.53%	$2.71
Class A	1,000.00	1,048.00	0.78	3.98
Class C	1,000.00	1,045.17	1.50	7.65
Hypothetical**
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,021.04	0.78	3.93
Class C	1,000.00	1,017.45	1.50	7.54

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,114.81	0.67%	$3.53
Class A	1,000.00	1,112.21	0.92	4.84
Class C	1,000.00	1,108.23	1.65	8.67
Hypothetical**
Class I	1,000.00	1,021.59	0.67	3.38
Class A	1,000.00	1,020.34	0.92	4.63
Class C	1,000.00	1,016.70	1.65	8.30

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
**	Assumes annual return of 5% before expenses.

22

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,023.67	0.42%	$2.12
Class A	1,000.00	1,022.36	0.67	3.38
Hypothetical**
Class I	1,000.00	1,022.84	0.42	2.12
Class A	1,000.00	1,021.59	0.67	3.38

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,052.20	0.61%	$3.12
Class A	1,000.00	1,049.74	0.86	4.39
Class C	1,000.00	1,046.10	1.52	7.75
Hypothetical**
Class I	1,000.00	1,021.89	0.61	3.07
Class A	1,000.00	1,020.64	0.86	4.33
Class C	1,000.00	1,017.35	1.52	7.64

Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,038.48	0.63%	$3.20
Class A	1,000.00	1,037.21	0.88	4.47
Class C	1,000.00	1,033.39	1.61	8.16
Hypothetical**
Class I	1,000.00	1,021.79	0.63	3.18
Class A	1,000.00	1,020.54	0.88	4.43
Class C	1,000.00	1,016.90	1.61	8.10

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,054.06	0.58%	$2.97
Class A	1,000.00	1,052.87	0.83	4.25
Class C	1,000.00	1,049.17	1.55	7.92
Hypothetical**
Class I	1,000.00	1,022.04	0.58	2.92
Class A	1,000.00	1,020.79	0.83	4.18
Class C	1,000.00	1,017.20	1.55	7.80

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,050.65	0.61%	$3.12
Class A	1,000.00	1,049.30	0.86	4.39
Class C	1,000.00	1,045.45	1.59	8.11
Hypothetical**
Class I	1,000.00	1,021.89	0.61	3.07
Class A	1,000.00	1,020.64	0.86	4.33
Class C	1,000.00	1,017.00	1.59	8.00

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
**	Assumes annual return of 5% before expenses.

23

Allegiant Fixed Income and Tax Exempt Bond Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees
Robert D. Neary 75	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	31

Dorothy A. Berry 65	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	31

Kelley J. Brennan 67	Chairman of the Audit Committee	Since August 2007	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	31

	Trustee	Since April 2006

John F. Durkott 65	Trustee	Since November 1993	President and Chief Executive Officer, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	31

Richard W. Furst 70	Trustee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance, 2000-2003, Dean and Professor of Finance, 1981-2003, Gatton College of Business and Economics, University of Kentucky; Director, Central Bank & Trust Co.; Director, Central Bancshares.	31

Gerald L. Gherlein 71	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	31

Dale C. LaPorte 67	Chairman of the Legal Compliance Committee	Since May 2009	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP; Director, Invacare Corporation.	31

	Trustee	Since April 2005

Kathleen Cupper Obert 50	Trustee	Since August 2002	Chairman and Chief Executive Officer, Edward Howard & Co. (public relations agency), since 2000.	31

Interested Trustee
John Abunassar 42[5]	President and CEO Trustee	Since November 2008	Executive Vice President, PNC Financial Services Group, Inc., and Chief Executive Officer, Allegiant Asset Management Company, since June 2004; Senior Managing Director of Institutional Asset Management, Banc One Investment Advisers, 2000 – 2003.	31

24

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years/ Other Directorships	Number of Portfolios in the Fund Complex Overseen by Trustee
Officers
Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 54	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), PNC Financial Services Group, Inc. and Managing Director, Allegiant Asset Management Group (formerly Armada Funds Group), since June 1999; Managing Director, Allegiant Asset Management Company (formerly National City Investment Management Company), since May 1996.	N/A

John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114 43	Treasurer	Since May 2008	Senior Vice President (formerly Vice President), PNC Financial Services Group, Inc. and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 - 2004.	N/A
	Assistant Treasurer	From February 2005 to May 2008

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 41	Assistant Treasurer	Since May 2008	Vice President and Senior Director, Accounting and Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since September 2002.	N/A

	Treasurer	From February 2006 to May 2008

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 55	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 37	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.
[2]	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected and qualified.
[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Abunassar also serve as Chairman and President and CEO, respectively, of Advantage.

[4]

The “Fund Complex” consists of registered investment companies for which Allegiant Asset Management Company (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes 30 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Abunassar is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President of PNC Financial Services Group, Inc. (“PNC”), and (2) he owns shares of common stock and options to purchase common stock of PNC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky and Ms. Talley also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Chief Legal Officer from January 2009 until May 2009 and Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of

Trustees of Allegiant Funds

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of the Bond Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, and Pennsylvania Intermediate Municipal Bond Fund, seven of the thirty portfolios constituting the Allegiant Funds (the “Trust”), and the statements of net assets of the Government Mortgage Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, and Ohio Intermediate Tax Exempt Bond Fund, four of the thirty portfolios constituting the Trust, as of May 31, 2009, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended May 31, 2008 and the financial highlights for each of the years or periods ended May 31, 2008 or prior to May 31, 2008 were audited by other auditors whose report, dated July 18, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios listed in the first paragraph as of May 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 27, 2009

26

Allegiant Fixed Income Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(2)
BOND FUND
CLASS I
2009	$10.03	$0.47	$(0.22)	$—		$(0.48)	$—	$9.80	2.69%	$258,327	0.61%	4.91%	0.65%	4.87%	105%
2008	9.89	0.48	0.14	—	*(3)	(0.48)	—	10.03	6.37	302,464	0.59	4.78	0.69	4.68	168
2007	9.71	0.46	0.16	—		(0.44)	—	9.89	6.47	357,483	0.59	4.64	0.69	4.54	298
2006	10.22	0.43	(0.50)	—		(0.44)	—	9.71	(0.74)	359,501	0.67	4.29	0.74	4.22	447
2005	9.98	0.41	0.25	—		(0.42)	—	10.22	6.69	374,907	0.76	3.99	0.76	3.99	515
CLASS A
2009	$10.05	$0.45	$(0.22)	$—		$(0.46)	$—	$9.82	2.44%	$5,526	0.86%	4.66%	0.90%	4.62%	105%
2008	9.92	0.46	0.13	—	*(3)	(0.46)	—	10.05	6.00	6,110	0.84	4.53	0.94	4.43	168
2007	9.73	0.44	0.17	—		(0.42)	—	9.92	6.31	6,424	0.84	4.39	0.94	4.29	298
2006	10.25	0.40	(0.51)	—		(0.41)	—	9.73	(1.07)	7,519	0.92	4.04	0.99	3.97	447
2005	10.00	0.38	0.26	—		(0.39)	—	10.25	6.52	10,908	1.01	3.74	1.01	3.74	515
CLASS C
2009	$10.03	$0.37	$(0.21)	$—		$(0.39)	$—	$9.80	1.70%	$370	1.58%	3.86%	1.61%	3.83%	105%
2008	9.89	0.38	0.14	—	*(3)	(0.38)	—	10.03	5.34	200	1.58	3.79	1.68	3.69	168
2007	9.71	0.36	0.16	—		(0.34)	—	9.89	5.43	178	1.57	3.66	1.67	3.56	298
2006	10.22	0.33	(0.50)	—		(0.34)	—	9.71	(1.68)	184	1.62	3.34	1.69	3.27	447
2005	9.98	0.31	0.25	—		(0.32)	—	10.22	5.68	279	1.71	3.04	1.71	3.04	515
GOVERNMENT MORTGAGE FUND
CLASS I
2009	$9.18	$0.44	$0.35	$—		$(0.46)	$—	$9.51	8.80%	$156,430	0.63%	4.68%	0.68%	4.63%	83%
2008	9.01	0.45	0.17	—	*(3)	(0.45)	—	9.18	7.04	177,897	0.59	4.93	0.74	4.78	173
2007	8.90	0.45	0.11	—		(0.45)	—	9.01	6.42	243,999	0.59	4.94	0.74	4.79	409
2006	9.34	0.43	(0.42)	—		(0.45)	—	8.90	0.08	245,162	0.64	4.70	0.79	4.55	593
2005	9.23	0.41	0.15	—		(0.45)	—	9.34	6.18	239,724	0.67	4.44	0.82	4.29	753
CLASS A
2009	$9.18	$0.41	$0.35	$—		$(0.43)	$—	$9.51	8.54%	$16,590	0.88%	4.35%	0.92%	4.31%	83%
2008	9.01	0.42	0.18	—	*(3)	(0.43)	—	9.18	6.77	11,961	0.84	4.68	0.99	4.53	173
2007	8.90	0.43	0.11	—		(0.43)	—	9.01	6.15	11,963	0.84	4.69	0.99	4.54	409
2006	9.33	0.41	(0.42)	—		(0.42)	—	8.90	(0.07)	16,160	0.89	4.45	1.04	4.30	593
2005	9.23	0.39	0.14	—		(0.43)	—	9.33	5.81	21,300	0.92	4.19	1.07	4.04	753
CLASS C
2009	$9.17	$0.32	$0.38	$—		$(0.37)	$—	$9.50	7.75%	$2,589	1.59%	3.42%	1.63%	3.38%	83%
2008	9.00	0.36	0.17	—	*(3)	(0.36)	—	9.17	5.99	949	1.58	3.94	1.73	3.79	173
2007	8.89	0.36	0.11	—		(0.36)	—	9.00	5.38	1,423	1.57	3.96	1.72	3.81	409
2006	9.32	0.34	(0.41)	—		(0.36)	—	8.89	(0.76)	2,055	1.59	3.75	1.74	3.60	593
2005	9.22	0.32	0.14	—		(0.36)	—	9.32	5.07	2,095	1.62	3.49	1.77	3.34	753

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

Due to their investment strategies, the Bond Fund, Government Mortgage Fund, Intermediate Bond Fund and Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

(3)	See Note 11 in Notes to Financial Statements.
(4)	High Yield Bond Fund Class I and Class A commenced operations on April 29, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

27

Allegiant Fixed Income Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income toAverage Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(2)
HIGH YIELD BOND FUND
CLASS I
2009	$9.93	$0.80	$(1.97)	$—		$(0.80)	$—	$7.96	(11.05)%	$10,273	0.75%	10.29%	1.33%	9.71%	100%
2008(4)	10.00	0.06	(0.07)	—		(0.06)	—	9.93	(0.10)	6,339	0.75	7.12	7.24	0.63	11
CLASS A
2009	$9.94	$0.79	$(1.98)	$—		$(0.78)	$—	$7.97	(11.25)%	$180	1.00%	9.99%	1.59%	9.40%	100%
2008(4)	10.00	0.07	(0.08)	—		(0.05)	—	9.94	(0.05)	203	1.00	6.87	7.49	0.38	11
INTERMEDIATE BOND FUND
CLASS I
2009	$10.75	$0.45	$0.10	$—		$(0.45)	$—	$10.85	5.35%	$355,284	0.56%	4.29%	0.61%	4.24%	110%
2008	10.47	0.48	0.28	—	*(3)	(0.48)	—	10.75	7.39	356,799	0.54	4.51	0.69	4.36	126
2007	10.34	0.46	0.11	—		(0.44)	—	10.47	5.55	341,591	0.56	4.37	0.71	4.22	174
2006	10.78	0.42	(0.44)	—		(0.42)	—	10.34	(0.18)	404,812	0.59	3.99	0.74	3.84	285
2005	10.69	0.37	0.09	—		(0.37)	—	10.78	4.38	461,620	0.60	3.43	0.75	3.28	280
CLASS A
2009	$10.76	$0.43	$0.11	$—		$(0.43)	$—	$10.87	5.19%	$10,018	0.81%	4.02%	0.86%	3.97%	110%
2008	10.49	0.45	0.28	—	*(3)	(0.46)	—	10.76	7.02	8,022	0.79	4.26	0.94	4.11	126
2007	10.36	0.43	0.11	—		(0.41)	—	10.49	5.28	8,768	0.81	4.12	0.96	3.97	174
2006	10.80	0.40	(0.44)	—		(0.40)	—	10.36	(0.42)	10,642	0.84	3.74	0.99	3.59	285
2005	10.70	0.34	0.11	—		(0.35)	—	10.80	4.21	14,108	0.85	3.18	1.00	3.03	280
CLASS C
2009	$10.79	$0.34	$0.12	$—		$(0.35)	$—	$10.90	4.42%	$970	1.53%	3.24%	1.58%	3.19%	110%
2008	10.51	0.37	0.29	—	*(3)	(0.38)	—	10.79	6.33	566	1.52	3.53	1.67	3.38	126
2007	10.39	0.36	0.09	—		(0.33)	—	10.51	4.42	390	1.54	3.39	1.69	3.24	174
2006	10.82	0.32	(0.43)	—		(0.32)	—	10.39	(1.01)	441	1.54	3.04	1.69	2.89	285
2005	10.73	0.27	0.09	—		(0.27)	—	10.82	3.39	442	1.55	2.48	1.70	2.33	280
LIMITED MATURITY BOND FUND
CLASS I
2009	$9.96	$0.38	$0.14	$—		$(0.37)	$—	$10.11	5.38%	$140,015	0.53%	3.78%	0.57%	3.74%	86%
2008	9.79	0.42	0.17	—	*(3)	(0.42)	—	9.96	6.07	139,876	0.51	4.27	0.61	4.17	95
2007	9.70	0.40	0.09	—		(0.40)	—	9.79	5.17	155,648	0.51	4.11	0.61	4.01	143
2006	9.85	0.32	(0.13)	—		(0.34)	—	9.70	1.96	171,192	0.56	3.25	0.66	3.15	115
2005	9.95	0.25	(0.07)	—		(0.28)	—	9.85	1.85	212,573	0.55	2.47	0.65	2.37	132
CLASS A
2009	$9.99	$0.34	$0.16	$—		$(0.35)	$—	$10.14	5.11%	$6,842	0.79%	3.45%	0.81%	3.43%	86%
2008	9.82	0.40	0.16	—	*(3)	(0.39)	—	9.99	5.81	2,865	0.76	4.02	0.86	3.92	95
2007	9.73	0.38	0.09	—		(0.38)	—	9.82	4.90	3,617	0.76	3.86	0.86	3.76	143
2006	9.88	0.29	(0.12)	—		(0.32)	—	9.73	1.71	4,764	0.81	3.00	0.91	2.90	115
2005	9.98	0.22	(0.06)	—		(0.26)	—	9.88	1.60	6,798	0.80	2.22	0.90	2.12	132
CLASS C
2009	$9.98	$0.26	$0.18	$—		$(0.28)	$—	$10.14	4.45%	$1,630	1.50%	2.64%	1.52%	2.62%	86%
2008	9.82	0.32	0.16	—	*(3)	(0.32)	—	9.98	4.93	411	1.49	3.29	1.59	3.19	95
2007	9.73	0.31	0.09	—		(0.31)	—	9.82	4.14	422	1.49	3.13	1.59	3.03	143
2006	9.88	0.23	(0.13)	—		(0.25)	—	9.73	1.00	517	1.51	2.30	1.61	2.20	115
2005	9.98	0.15	(0.06)	—		(0.19)	—	9.88	0.89	870	1.50	1.52	1.60	1.42	132

28

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
TOTAL RETURN ADVANTAGE FUND
CLASS I
2009	$10.09	$0.51	$(0.33)	$—		$(0.52)	$(0.11)	$9.64	2.16%	$151,042	0.62%	5.39%	0.69%	5.32%	101%
2008	10.00	0.49	0.10	—	*(2)	(0.50)	—	10.09	5.97	395,543	0.58	4.88	0.73	4.73	100
2007	9.86	0.47	0.13	—		(0.46)	—	10.00	6.18	399,105	0.58	4.67	0.73	4.52	171
2006	10.45	0.43	(0.52)	—		(0.43)	(0.07)	9.86	(0.97)	326,122	0.62	4.20	0.77	4.05	218
2005	10.22	0.39	0.33	—		(0.39)	(0.10)	10.45	7.14	319,802	0.63	3.74	0.78	3.59	214
CLASS A
2009	$10.10	$0.49	$(0.35)	$—		$(0.49)	$(0.11)	$9.64	1.80%	$10,179	0.88%	5.24%	0.94%	5.18%	101%
2008	10.00	0.47	0.10	—	*(2)	(0.47)	—	10.10	5.81	11,262	0.83	4.63	0.98	4.48	100
2007	9.87	0.44	0.13	—		(0.44)	—	10.00	5.80	9,742	0.83	4.42	0.98	4.27	171
2006	10.46	0.40	(0.52)	—		(0.40)	(0.07)	9.87	(1.22)	6,129	0.87	3.95	1.02	3.80	218
2005	10.22	0.36	0.34	—		(0.36)	(0.10)	10.46	6.97	4,384	0.88	3.49	1.03	3.34	214
CLASS C
2009	$10.11	$0.40	$(0.32)	$—		$(0.43)	$(0.11)	$9.65	1.08%	$138	1.61%	4.20%	1.67%	4.14%	101%
2008	10.02	0.39	0.10	—	*(2)	(0.40)	—	10.11	4.94	235	1.56	3.90	1.71	3.75	100
2007	9.88	0.37	0.13	—		(0.36)	—	10.02	5.14	252	1.56	3.69	1.71	3.54	171
2006	10.47	0.33	(0.52)	—		(0.33)	(0.07)	9.88	(1.90)	216	1.57	3.25	1.72	3.10	218
2005	10.24	0.29	0.33	—		(0.29)	(0.10)	10.47	6.12	352	1.58	2.79	1.73	2.64	214
ULTRA SHORT BOND FUND
CLASS I
2009	$10.00	$0.31	$0.09	$—		$(0.33)	$—	$10.07	4.12%	$91,445	0.40%	3.14%	0.47%	3.07%	101%
2008	9.89	0.43	0.11	—	*(2)	(0.43)	—	10.00	5.52	64,966	0.37	4.32	0.57	4.12	116
2007	9.84	0.44	0.04	—		(0.43)	—	9.89	4.97	71,115	0.35	4.39	0.55	4.19	111
2006	9.91	0.34	(0.05)	—		(0.36)	—	9.84	2.93	98,120	0.36	3.46	0.56	3.26	85
2005	10.00	0.22	(0.07)	—		(0.24)	—	9.91	1.48	178,675	0.38	2.27	0.58	2.07	219
CLASS A
2009	$10.02	$0.23	$0.14	$—		$(0.31)	$—	$10.08	3.74%	$11,846	0.66%	2.29%	0.67%	2.28%	101%
2008	9.88	0.41	0.13	—	*(2)	(0.40)	—	10.02	5.58	231	0.62	4.07	0.82	3.87	116
2007	9.83	0.41	0.04	—		(0.40)	—	9.88	4.71	1,408	0.60	4.14	0.80	3.94	111
2006	9.90	0.32	(0.06)	—		(0.33)	—	9.83	2.67	1,541	0.61	3.21	0.81	3.01	85
2005	9.99	0.21	(0.09)	—		(0.21)	—	9.90	1.22	1,662	0.63	2.02	0.83	1.82	219

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

29

Allegiant Tax Exempt Bond Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2009	$9.82	$0.36	$0.06	$—		$(0.36)	$(0.01)	$9.87	4.44%	$64,860	0.60%	3.69%	0.65%	3.64%	18%
2008	9.77	0.38	0.09	$—	*(2)	(0.38)	(0.04)	9.82	4.95	71,944	0.57	3.89	0.72	3.74	33
2007	9.90	0.38	(0.03)	—		(0.38)	(0.10)	9.77	3.55	98,131	0.57	3.83	0.72	3.68	56
2006	10.19	0.39	(0.29)	—		(0.39)	—	9.90	1.01	114,947	0.61	3.89	0.76	3.74	49
2005	10.13	0.39	0.06	—		(0.39)	—	10.19	4.54	131,474	0.61	3.85	0.76	3.70	9
CLASS A
2009	$9.85	$0.33	$0.06	$—		$(0.34)	$(0.01)	$9.89	4.07%	$5,229	0.85%	3.42%	0.90%	3.37%	18%
2008	9.80	0.36	0.09	—	*(2)	(0.36)	(0.04)	9.85	4.69	4,466	0.82	3.64	0.97	3.49	33
2007	9.93	0.36	(0.03)	—		(0.36)	(0.10)	9.80	3.29	5,823	0.82	3.58	0.97	3.43	56
2006	10.22	0.36	(0.28)	—		(0.37)	—	9.93	0.76	6,027	0.86	3.64	1.01	3.49	49
2005	10.17	0.37	0.05	—		(0.37)	—	10.22	4.18	9,945	0.86	3.60	1.01	3.45	9
CLASS C
2009	$9.81	$0.22	$0.08	$—		$(0.28)	$(0.01)	$9.82	3.17%	$43	1.51%	2.21%	1.55%	2.17%	18%
2008	9.76	0.29	0.09	—	*(2)	(0.29)	(0.04)	9.81	3.99	9	1.56	2.90	1.71	2.75	33
2007	9.89	0.29	(0.03)	—		(0.29)	(0.10)	9.76	2.58	6	1.55	2.85	1.70	2.70	56
2006	10.19	0.30	(0.30)	—		(0.30)	—	9.89	(0.04)	39	1.56	2.94	1.71	2.79	49
2005	10.12	0.30	0.07	—		(0.30)	—	10.19	3.66	41	1.56	2.90	1.71	2.75	9
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2009	$10.07	$0.38	$— *	$—		$(0.38)	$(0.11)	$9.96	3.92%	$26,883	0.62%	3.86%	0.68%	3.80%	6%
2008	10.16	0.41	0.11	—	*(2)	(0.41)	(0.20)	10.07	5.24	36,528	0.60	4.07	0.75	3.92	42
2007	10.38	0.44	(0.08)	—		(0.44)	(0.14)	10.16	3.48	42,756	0.58	4.22	0.73	4.07	47
2006	10.80	0.47	(0.38)	—		(0.47)	(0.04)	10.38	0.88	64,058	0.61	4.42	0.76	4.27	28
2005	10.93	0.48	(0.11)	—		(0.48)	(0.02)	10.80	3.39	88,583	0.62	4.37	0.77	4.22	7
CLASS A
2009	$10.06	$0.36	$0.01	$—		$(0.36)	$(0.11)	$9.96	3.76%	$10,808	0.88%	3.60%	0.93%	3.55%	6%
2008	10.15	0.39	0.11	—	*(2)	(0.39)	(0.20)	10.06	4.97	11,971	0.85	3.82	1.00	3.67	42
2007	10.37	0.41	(0.08)	—		(0.41)	(0.14)	10.15	3.22	13,460	0.83	3.97	0.98	3.82	47
2006	10.79	0.44	(0.38)	—		(0.44)	(0.04)	10.37	0.62	18,193	0.86	4.17	1.01	4.02	28
2005	10.92	0.45	(0.11)	—		(0.45)	(0.02)	10.79	3.14	12,645	0.87	4.12	1.02	3.97	7
CLASS C
2009	$10.09	$0.29	$— *	$—		$(0.29)	$(0.11)	$9.98	2.89%	$82	1.61%	2.84%	1.66%	2.79%	6%
2008	10.17	0.31	0.12	—	*(2)	(0.31)	(0.20)	10.09	4.31	55	1.59	3.08	1.74	2.93	42
2007	10.39	0.34	(0.08)	—		(0.34)	(0.14)	10.17	2.49	40	1.56	3.24	1.71	3.09	47
2006	10.82	0.38	(0.40)	—		(0.37)	(0.04)	10.39	(0.16)	172	1.56	3.47	1.71	3.32	28
2005	10.94	0.37	(0.10)	—		(0.37)	(0.02)	10.82	2.51	301	1.57	3.42	1.72	3.27	7

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

30

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Payment from Affiliate(1)		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2009	$11.09	$0.40	$0.19	$—		$(0.40)	$—	$11.28	5.43%	$100,947	0.57%	3.60%	0.62%	3.55%	11%
2008	10.93	0.41	0.16	—	*(2)	(0.41)	—	11.09	5.33	109,258	0.55	3.74	0.70	3.59	18
2007	10.94	0.41	(0.01)	—		(0.41)	—	10.93	3.69	125,426	0.56	3.72	0.71	3.57	39
2006	11.24	0.41	(0.30)	—		(0.41)	—	10.94	1.03	140,658	0.60	3.73	0.75	3.58	39
2005	11.20	0.42	0.04	—		(0.42)	—	11.24	4.19	144,334	0.62	3.76	0.77	3.61	11
CLASS A
2009	$11.05	$0.37	$0.20	$—		$(0.37)	$—	$11.25	5.27%	$12,439	0.82%	3.34%	0.87%	3.29%	11%
2008	10.89	0.38	0.16	—	*(2)	(0.38)	—	11.05	5.08	9,772	0.80	3.49	0.95	3.34	18
2007	10.91	0.38	(0.02)	—		(0.38)	—	10.89	3.33	10,094	0.81	3.47	0.96	3.32	39
2006	11.20	0.39	(0.30)	—		(0.38)	—	10.91	0.86	10,509	0.85	3.48	1.00	3.33	39
2005	11.17	0.39	0.03	—		(0.39)	—	11.20	3.84	12,098	0.87	3.51	1.02	3.36	11
CLASS C
2009	$11.04	$0.29	$0.19	$—		$(0.29)	$—	$11.23	4.43%	$635	1.54%	2.62%	1.59%	2.57%	11%
2008	10.88	0.30	0.16	—	*(2)	(0.30)	—	11.04	4.31	648	1.53	2.76	1.68	2.61	18
2007	10.89	0.30	(0.01)	—		(0.30)	—	10.88	2.68	612	1.54	2.74	1.69	2.59	39
2006	11.18	0.31	(0.29)	—		(0.31)	—	10.89	0.16	645	1.55	2.78	1.70	2.63	39
2005	11.15	0.32	0.03	—		(0.32)	—	11.18	3.12	652	1.57	2.81	1.72	2.66	11
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2009	$10.40	$0.34	$0.18	$—		$(0.34)	$(0.08)	$10.50	5.18%	$32,304	0.60%	3.32%	0.65%	3.27%	17%
2008	10.28	0.36	0.17	—	*(2)	(0.36)	(0.05)	10.40	5.23	34,317	0.57	3.48	0.72	3.33	25
2007	10.28	0.37	0.03	—		(0.37)	(0.03)	10.28	3.89	37,521	0.58	3.54	0.73	3.39	29
2006	10.56	0.37	(0.28)	—		(0.37)	—	10.28	0.90	44,427	0.62	3.59	0.77	3.44	52
2005	10.46	0.36	0.10	—		(0.36)	—	10.56	4.41	49,028	0.64	3.36	0.79	3.21	15
CLASS A
2009	$10.42	$0.32	$0.18	$—		$(0.32)	$(0.08)	$10.52	4.92%	$2,738	0.85%	3.06%	0.90%	3.01%	17%
2008	10.30	0.34	0.17	—	*(2)	(0.34)	(0.05)	10.42	4.96	2,199	0.82	3.23	0.97	3.08	25
2007	10.30	0.34	0.03	—		(0.34)	(0.03)	10.30	3.63	2,002	0.83	3.29	0.98	3.14	29
2006	10.58	0.35	(0.28)	—		(0.35)	—	10.30	0.66	1,941	0.87	3.34	1.02	3.19	52
2005	10.48	0.33	0.10	—		(0.33)	—	10.58	4.15	1,170	0.89	3.11	1.04	2.96	15
CLASS C
2009	$10.41	$0.23	$0.19	$—		$(0.24)	$(0.08)	$10.51	4.15%	$1,768	1.58%	2.24%	1.61%	2.21%	17%
2008	10.29	0.26	0.17	—	*(2)	(0.26)	(0.05)	10.41	4.19	620	1.56	2.49	1.71	2.34	25
2007	10.30	0.27	0.02	—		(0.27)	(0.03)	10.29	2.78	544	1.57	2.55	1.72	2.40	29
2006	10.57	0.27	(0.27)	—		(0.27)	—	10.30	0.05	790	1.57	2.64	1.72	2.49	52
2005	10.48	0.26	0.09	—		(0.26)	—	10.57	3.32	805	1.59	2.41	1.74	2.26	15

31

Allegiant Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 32.1%
Federal Home Loan Mortgage Corporation — 0.3%
9.500%, 10/01/20	$89	$99
9.000%, 05/01/20	36	40
8.500%, 09/01/16	2	3
8.000%, 07/01/25	80	89
7.500%, 11/01/10	2	2
7.500%, 05/01/11	30	31
7.000%, 11/01/10	21	22
7.000%, 11/01/28	365	395
6.500%, 11/01/10	6	6

		687

Federal National Mortgage Association — 31.0%
9.500%, 05/01/18	13	14
9.000%, 11/01/24	172	191
7.000%, 01/01/33	596	651
7.000%, 10/01/33	130	141
6.500%, 12/01/37	7,000	7,467
6.000%, 07/01/28	1	1
6.000%, 01/01/34	169	178
6.000%, 11/01/35	239	250
6.000%, 09/01/36	8,282	8,688
6.000%, 02/01/37	560	587
6.000%, 07/01/37	2,635	2,762
6.000%, 08/01/38	1,498	1,571
6.000%, 09/01/38	3,261	3,418
5.500%, 12/01/33	8,085	8,395
5.500%, 05/01/35	1,435	1,487
5.500%, 12/01/36	7,869	8,158
5.500%, 07/01/37	3,622	3,748
5.000%, 06/01/20	4,001	4,156
5.000%, 10/01/35	9,622	9,875
5.000%, 11/01/35	946	970
4.500%, 08/01/20	6,651	6,869
4.500%, 10/01/20	3,110	3,204
4.500%, 03/01/21	5,635	5,820
4.500%, 09/01/35	3,286	3,317

		81,918

Government National Mortgage Association — 0.8%
8.500%, 11/15/21	37	40
8.500%, 07/15/22	14	15
8.250%, 04/20/17	3	3
8.000%, 01/15/30	240	271
6.500%, 06/15/32	203	218
6.500%, 10/15/33	246	261
6.000%, 08/15/32	109	114
6.000%, 02/15/33	907	950
6.000%, 11/15/33	201	212
6.000%, 11/15/34	13	14

		2,098

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $81,308)		84,703

CORPORATE BONDS — 27.7%
Cable — 0.9%
Comcast Cable Communications LLC
7.125%, 06/15/13#	345	371
Thomson Reuters
5.700%, 10/01/14	800	802
Time Warner Cable
5.850%, 05/01/17#	1,150	1,136

		2,309

Consumer Staples — 0.5%
Avon Products
6.500%, 03/01/19	600	634
Delhaize Group
5.875%, 02/01/14	575	579

		1,213

Energy — 3.0%
Anadarko Petroleum
8.700%, 03/15/19	550	613
Atmos Energy
8.500%, 03/15/19	600	664
ConocoPhillips
6.500%, 02/01/39	780	806
Energy Transfer Partners LP
5.950%, 02/01/15	850	835
EQT
8.125%, 06/01/19	260	268
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	925	857
Nexen
5.875%, 03/10/35	1,255	996
Petro-Canada
6.050%, 05/15/18	500	467
Shell International Finance BV
6.375%, 12/15/38#	975	1,077
Sunoco
9.625%, 04/15/15	600	678
XTO Energy
5.750%, 12/15/13	730	763

		8,024

Financials — 11.8%
American Express Bank FSB
5.550%, 10/17/12	1,175	1,155
Bank of America (MTN)
3.125%, 06/15/12#	1,200	1,245
7.375%, 05/15/14#	425	447
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	650	595
Citigroup
5.125%, 05/05/14	1,935	1,754
Credit Suisse NY
5.500%, 05/01/14	550	556
General Electric Capital
1.625%, 01/07/11#	1,480	1,494
General Electric Capital (MTN)
5.875%, 01/14/38	6,250	5,060
Goldman Sachs Group
1.625%, 07/15/11#	705	710
5.950%, 01/18/18	1,205	1,149
HSBC Finance
1.369%, 04/24/12 (A)	710	628
Inter-American Development Bank
7.375%, 01/15/10	1,200	1,246
International Lease Finance (MTN)
5.625%, 09/15/10	685	621

32

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
JPMorgan Chase
2.125%, 06/22/12#	$695	$701
2.125%, 12/26/12#	4,250	4,261
6.000%, 01/15/18#	1,800	1,791
JPMorgan Chase Capital XV
5.875%, 03/15/35	600	477
Marsh & McLennan
9.250%, 04/15/19	672	754
Merrill Lynch
5.450%, 02/05/13	755	704
Merrill Lynch (MTN)
6.875%, 04/25/18#	1,010	937
MetLife
7.717%, 02/15/19	590	627
Morgan Stanley
1.399%, 01/09/12 (A)	1,750	1,589
5.300%, 03/01/13	460	461
Principal Financial Group
8.875%, 05/15/19	625	618
State Street
2.150%, 04/30/12#	710	717
Wachovia Capital Trust III
5.800%, 03/15/42 (A)	1,260	769

		31,066

Food, Beverage & Tobacco — 0.7%
Anheuser-Busch Worldwide
7.750%, 01/15/19 (B)	625	672
Kraft Foods
6.125%, 08/23/18#	635	648
PepsiCo
7.900%, 11/01/18	510	611

		1,931

Healthcare — 0.1%
Amgen
6.400%, 02/01/39	375	382

Industrials — 1.1%
Caterpillar
8.250%, 12/15/38#	350	405
CRH America
8.125%, 07/15/18	725	679
Ingersoll-Rand Global Holding
9.500%, 04/15/14	670	726
Koninklijke Philips Electronics NV
6.875%, 03/11/38	1,000	997

		2,807

Materials — 0.3%
Dow Chemical
8.550%, 05/15/19	250	250
International Paper
9.375%, 05/15/19#	455	458

		708

Real Estate Investment Trusts — 0.5%
AMB Property LP (MTN)
6.300%, 06/01/13	800	713
Realty Income
6.750%, 08/15/19	800	694

		1,407

Retail — 1.6%
Autozone
6.500%, 01/15/14	690	704
CVS Caremark
5.750%, 06/01/17	180	180
Home Depot
5.875%, 12/16/36	1,000	802
Staples
9.750%, 01/15/14#	600	662
TJX
6.950%, 04/15/19	595	644
Wal-Mart Stores
5.250%, 09/01/35	1,395	1,271

		4,263

Technology — 1.0%
Cisco Systems
5.900%, 02/15/39	465	450
International Business Machines
7.625%, 10/15/18#	1,495	1,765
KLA-Tencor
6.900%, 05/01/18	475	407

		2,622

Telecommunications — 2.1%
AT&T
5.625%, 06/15/16	775	789
6.550%, 02/15/39	325	317
British Telecommunications PLC
8.625%, 12/15/10	575	610
GTE
6.940%, 04/15/28	1,525	1,457
Telecom Italia Capital SA
6.999%, 06/04/18	900	879
Verizon Communications
7.350%, 04/01/39	160	168
Verizon Wireless Capital LLC
5.550%, 02/01/14 (B)	1,275	1,348

		5,568

Transportation — 0.3%
ERAC USA Finance
6.375%, 10/15/17 (B)	900	756

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 1.4%
Citigroup (TLGP) (FDIC)
2.875%, 12/09/11#	2,335	2,408
General Electric Capital (TLGP) (FDIC)
3.000%, 12/09/11#	1,335	1,382

		3,790

Utilities — 2.4%
Appalachian Power
4.950%, 02/01/15	875	827
Baltimore Gas & Electric
6.125%, 07/01/13	905	924

33

Allegiant Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — continued
Utilities — continued
Bruce Mansfield Unit
6.850%, 06/01/34	$575	$449
Dominion Resources
7.000%, 06/15/38	725	736
Midamerican Energy Holdings
6.125%, 04/01/36	1,075	997
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	500	489
Nisource Finance
6.400%, 03/15/18#	830	730
Potomac Electric Power
6.500%, 11/15/37	360	363
Southwestern Public Service
6.000%, 10/01/36	860	725

		6,240

Total Corporate Bonds (Cost $73,838)		73,086

ASSET BACKED SECURITIES — 11.8%
Automotive — 4.6%
Ford Credit Auto Owner Trust, Series 2007-B, Cl A3A
5.150%, 11/15/11	4,330	4,446
Nissan Auto Receivables Owner Trust, Series 2007-B, Cl A4
5.160%, 03/17/14	3,465	3,626
USAA Auto Owner Trust, Series 2008-1, Cl A-3
4.160%, 04/16/12	2,300	2,348
World Omni Auto Receivables Trust, Series 2007-B, Cl A3A
5.280%, 01/17/12	1,790	1,827

		12,247

Credit Cards — 2.1%
Chase Issuance Trust, Series 2005-A4, Cl A4
4.230%, 01/15/13	2,720	2,784
MBNA Credit Card Master Note Trust, Series 2005-A3, Cl A3
4.100%, 10/15/12	2,720	2,777

		5,561

Mortgage Related — 1.3%
Bear Stearns, Series 1999-2, Cl AF2
8.410%, 10/25/29 (C)	310	212
Chase Funding Mortgage Loan, Series 2003-6, Cl 1A4
4.499%, 08/25/30	4,142	3,155

		3,367

Utilities — 3.8%
JCP&L Transition Funding LLC, Series 2002-A, Cl A3
5.810%, 12/05/15	4,065	4,392
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	5,050	5,744

		10,136

Total Asset Backed Securities (Cost $30,968)		31,311

U.S. TREASURY OBLIGATIONS — 11.5%
U.S. Treasury Bonds — 2.3%
5.375%, 02/15/31#	4,520	5,159
4.500%, 02/15/36#	920	942

		6,101

U.S. Treasury Inflationary Index Bond — 3.0%
1.625%, 01/15/18 (TIP)#	7,690	7,784

U.S. Treasury Notes — 6.2%
4.875%, 08/15/16#	670	748
4.250%, 08/15/13#	5,150	5,625
2.750%, 02/15/19#	4,285	4,027
2.375%, 03/31/16#	6,340	6,087

		16,487

Total U.S. Treasury Obligations (Cost $31,272)		30,372

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.3%
Fannie Mae, Series 2003-84, Cl PG
5.000%, 03/25/32	10,000	10,522
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	6,000	6,073

Total Collateralized Mortgage Obligations (Cost $15,192)		16,595

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.8%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	5,370	4,639
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.225%, 07/15/44 (A)	6,600	5,827
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	5,650	4,931

Total Commercial Mortgage-Backed Securities (Cost $17,394)		15,397

	Number of Shares
PREFERRED STOCKS — 0.0%
Financial Conduits — 0.0%
Fannie Mae	60,500	41
Freddie Mac	44,080	23

Total Preferred Stocks (Cost $2,502)		64

34

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 5.3%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $13,924)	13,923,860	$13,924

Total Investments Before Collateral for Loaned Securities — 100.5% (Cost $266,398)		265,452

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 17.3%
Affiliated Money Market Funds — 10.8%
Allegiant Advantage Institutional Money Market Fund, Class I†	26,310,017	26,310
BlackRock Liquidity Funds TempFund Portfolio†	2,302,617	2,303

		28,613

Money Market Funds — 6.5%
AIM STIT Liquid Assets Portfolio	2,302,617	2,302
Dreyfus Institutional Cash Advantage Fund	2,302,617	2,303
Federated Institutional Prime Money Market Portfolio	2,302,617	2,303
Fidelity Institutional Government Portfolio	2,302,617	2,302
Fidelity Institutional Prime Money Market Portfolio	2,302,617	2,303
JP Morgan Prime Money Market Fund	2,302,617	2,303
JP Morgan U.S. Government Money Market Fund	1,092,435	1,092
Merrill Lynch Select Institutional Fund	2,256,826	2,257

		17,165

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $10,216, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $10,464	$10	10

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $45,788)‡		45,788

TOTAL INVESTMENTS — 117.8% (Cost $312,186)*		311,240

Other Assets & Liabilities — (17.8)%		(47,017)

TOTAL NET ASSETS — 100.0%		$264,223

See Notes to Financial Statements.

*	Aggregate cost for Federal income tax purposes is (000) $312,233.

Gross unrealized appreciation (000)	$8,532
Gross unrealized depreciation (000)	(9,525)

Net unrealized depreciation (000)	$(993)

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $44,847.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2009.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $2,776 and represents 1.1% of net assets as of May 31, 2009.
(C)	Stepped Coupon Bond — the rate shown is the rate in effect on May 31, 2009.

Cl — Class

FDIC — Federal Deposit Insurance Corporation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

TIP — Treasury Inflation Protected Security. Par Value reflects the settled par value not adjusted for changes in the Consumer Price Index.

TLGP — Temporary Liquidity Guarantee Program

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$59,766	$—

Level 2 — Other Significant Observable Inputs	251,474	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$311,240	$—

See Notes to Financial Statements.

35

Allegiant Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $252,474)	$251,528
Investments in affiliates at value, (Cost $13,924)	13,924
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $17,175)	17,175
Short term investments in affiliates held as collateral for loaned securities, (Cost $28,613)	28,613
Receivable for investments sold	1,108
Interest receivable	2,136
Receivable for shares of beneficial interest sold	40
Prepaid expenses	24

Total Assets	314,548

LIABILITIES
Payable for collateral for loaned securities	45,788
Payable for investment securities purchased	3,738
Payable for shares of beneficial interest redeemed	21
Dividends payable
Class I	566
Class A	6
Investment advisory fees payable	100
12b-1 fees payable
Class I	29
Class A	1
Shareholder servicing fees payable
Class A	1
Administration fees payable	15
Custody fees payable	6
Transfer agent fees payable	8
Trustee fees payable	7
Other liabilities	39

Total Liabilities	50,325

TOTAL NET ASSETS	$264,223

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$290,330
Undistributed Net Investment Income	26
Accumulated Net Realized Loss on Investments	(25,187)
Net Unrealized Depreciation on Investments	(946)

Total Net Assets	$264,223

Net Asset Value, Offering and Redemption Price Per Share — Class I ($258,327,189 ÷ 26,369,609 outstanding shares of beneficial interest)	$9.80

Net Asset Value and Redemption Price Per Share — Class A ($5,525,761 ÷ 562,729 outstanding shares of beneficial interest)	$9.82

Maximum Offering Price Per Share — Class A ($9.82 ÷ 95.50%)	$10.28

Net Asset Value and Offering Price Per Share — Class C ($370,362 ÷ 37,811 outstanding shares of beneficial interest)	$9.80

*	Includes securities on loan with a market value of (000) $44,847.

See Notes to Financial Statements.

36

Allegiant Government Mortgage Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 90.1%
Federal Home Loan Mortgage Corporation — 7.8%
12.250%, 08/01/15	$25	$27
9.000%, 04/01/16 to 09/01/20	119	130
8.750%, 05/01/17	18	19
8.500%, 09/01/17 to 01/01/22	99	108
8.000%, 02/01/17 to 03/01/22	76	82
7.000%, 05/01/31	117	126
6.000%, 10/01/32	840	886
5.500%, 03/01/28 to 12/01/36	7,618	7,881
5.000%, 11/01/35	4,316	4,425

		13,684

Federal National Mortgage Association — 76.9%
12.500%, 05/01/15	35	38
11.250%, 05/01/14	12	13
10.000%, 06/01/21	14	15
9.000%, 02/01/17 to 10/01/19	12	14
8.500%, 11/01/21 to 09/01/23	35	38
8.000%, 02/01/23 to 03/01/23	14	16
7.500%, 09/01/22 to 05/01/32	531	583
7.000%, 12/01/15 to 10/01/32	698	759
6.500%, 12/01/12 to 02/01/38	8,491	9,072
6.000%, 06/01/27 to 08/01/38	31,710	33,263
5.500%, 11/01/09 to 12/01/36	46,374	48,185
5.000%, 06/01/18 to 11/01/35	32,073	33,027
4.500%, 04/01/18 to 06/01/20	9,714	10,040

		135,063

Government National Mortgage Association — 5.4%
17.000%, 11/15/11	23	26
15.000%, 06/15/11 to 01/15/13	345	397
14.500%, 09/15/12 to 08/15/14	2	3
14.000%, 05/15/11 to 02/15/15	109	122
13.500%, 05/15/10 to 01/20/15	133	153
13.000%, 11/15/10 to 06/20/15	154	175
12.500%, 04/15/10 to 01/20/16	177	198
12.000%, 08/15/12 to 09/15/15	159	178
11.500%, 02/15/13 to 08/15/14	48	54
9.250%, 12/15/16 to 05/15/21	56	61
9.000%, 10/15/10 to 11/15/24	270	293
8.750%, 12/15/16	44	47
8.500%, 01/15/17 to 09/15/24	263	285
8.000%, 04/15/17 to 05/20/30	714	797
7.500%, 09/20/15 to 09/20/30	1,331	1,454
7.000%, 12/15/10 to 06/15/32	2,376	2,587
6.500%, 10/15/22 to 09/15/31	1,836	1,949
6.000%, 07/20/29	664	696

		9,475

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $151,893)		158,222

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.7%
Fannie Mae, Series 1992-29, Cl Z
8.000%, 02/25/22	22	22
Fannie Mae, Series 2003-56, Cl MB
4.500%, 06/25/18	1,292	1,304
Freddie Mac, Series 1273, Cl Z
7.500%, 05/15/22	64	68
Freddie Mac, Series 2642, Cl JE
5.000%, 09/15/32	1,500	1,565
Freddie Mac, Series 2723, Cl PD
5.500%, 05/15/32	2,131	2,194
Freddie Mac, Series 2881, Cl TE
5.000%, 07/15/33	5,140	5,404
Freddie Mac, Series 3064, Cl OG
5.500%, 06/15/34	1,050	1,113
Structured Mortgage Asset Residential Trust, Series 1992-2, Cl I
8.250%, 06/25/19	133	132

Total Collateralized Mortgage Obligations (Cost $11,349)		11,802

	Number of Shares
AFFILIATED MONEY MARKET FUND — 3.0%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $5,161)	5,160,984	5,161

TOTAL INVESTMENTS — 99.8% (Cost $168,403)*		175,185

Other Assets & Liabilities — 0.2%
Dividends payable
Class I		$(403)
Class A		(14)
Class C		(5)
Investment advisory fees payable		(60)
12b-1 fees payable
Class I		(18)
Class A		(2)
Class C		(2)
Shareholder servicing fees payable
Class A		(4)
Class C		(1)
Custody fees payable		(7)
Transfer agent fees payable		(10)
Trustees’ fees payable		(5)
Payable for shares of beneficial interest redeemed		(141)
Other		1,096

Total Other Assets & Liabilities		424

TOTAL NET ASSETS — 100.0%		$175,609

37

Allegiant Government Mortgage Fund

STATEMENT OF NET ASSETS

May 31, 2009

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$175,498
Distributions in Excess of Net Investment Income	(6)
Accumulated Net Realized Loss on Investments	(6,665)
Net Unrealized Appreciation on Investments	6,782

Total Net Assets	$175,609

Net Asset Value, Offering and Redemption Price Per Share — Class I ($156,429,716 ÷ 16,445,122 outstanding shares of beneficial interest)	$9.51

Net Asset Value and Redemption Price Per Share — Class A ($16,589,561 ÷ 1,744,249 outstanding shares of beneficial interest)	$9.51

Maximum Offering Price Per Share — Class A ($9.51 ÷ 95.50%)	$9.96

Net Asset Value and Offering Price Per Share — Class C ($2,589,269 ÷ 272,633 outstanding shares of beneficial interest)	$9.50

*	Aggregate cost for Federal income tax purposes is (000) $168,403.

Gross unrealized appreciation (000)	$6,811
Gross unrealized depreciation (000)	(29)

Net unrealized appreciation (000)	$6,782

†	See Note 3 in Notes to Financial Statements.

Cl — Class

See Notes to Financial Statements.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$5,161	$—

Level 2 — Other Significant Observable Inputs	170,024	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$175,185	$—

See Notes to Financial Statements.

38

Allegiant High Yield Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — 93.1%
Automotive — 3.4%
Ford Motor Credit
7.250%, 10/25/11	$365	$315
General Motors
8.375%, 07/15/33# (A)	405	36

		351

Cable — 5.6%
CSC Holdings
8.500%, 06/15/15 (B)	225	222
DirecTV Holdings LLC
8.375%, 03/15/13	150	151
DISH DBS
7.750%, 05/31/15	225	212

		585

Consumer Discretionary — 2.3%
Mohawk Industries
6.625%, 01/15/16	275	237

Consumer Non-Cyclical — 4.1%
GSC Holdings
8.000%, 10/01/12	210	211
Hanesbrands
5.698%, 12/15/14 (C)	225	181
Quiksilver
6.875%, 04/15/15	50	33

		425

Consumer Services — 16.8%
Browning-Ferris Industries
9.250%, 05/01/21	50	52
Education Management LLC
8.750%, 06/01/14	150	146
Fontainebleau Las Vegas Holdings
10.250%, 06/15/15 (A) (B)	25	1
Gaylord Entertainment
8.000%, 11/15/13	100	82
Host Hotels & Resorts LP
7.000%, 08/15/12#	100	96
Iron Mountain
8.750%, 07/15/18	100	97
Mashantucket Western Pequot Tribe
8.500%, 11/15/15 (B)	200	78
MGM Mirage
11.125%, 11/15/17 (B)	165	173
Royal Caribbean Cruises
7.250%, 06/15/16	200	148
Speedway Motorsports
6.750%, 06/01/13	100	94
Starwood Hotels & Resorts Worldwide
7.875%, 05/01/12	260	253
Ticketmaster
10.750%, 07/28/16 (B)	345	276
Universal City Development Partners
11.750%, 04/01/10	100	96
Universal City Florida Holding
8.375%, 05/01/10#	130	93
Wynn Las Vegas Capital
6.625%, 12/01/14	90	77

		1,762

Consumer Staples — 0.7%
Constellation Brands
8.375%, 12/15/14	75	75

Energy — 14.3%
Anadarko Petroleum
8.700%, 03/15/19	125	139
Chesapeake Energy
6.625%, 01/15/16	200	172
Copano Energy LLC
7.750%, 06/01/18	90	80
Denbury Resources
7.500%, 04/01/13	200	192
Encore Acquisition
9.500%, 05/01/16	150	146
MarkWest Energy Partners
8.500%, 07/15/16	300	254
OPTI Canada
8.250%, 12/15/14	160	110
PHI
7.125%, 04/15/13	300	244
Tesoro
6.625%, 11/01/15	185	157

		1,494

Financials — 3.1%
Wells Fargo Capital XV
9.750%, 12/29/49# (C)	350	326

Food, Beverage & Tobacco — 1.0%
Del Monte
8.625%, 12/15/12	105	106

Healthcare — 2.3%
HCA
9.250%, 11/15/16#	245	241

Household Appliances — 1.2%
Whirlpool (MTN)
8.600%, 05/01/14	125	126

Industrials — 8.8%
Baldor Electric
8.625%, 02/15/17#	185	168
H&E Equipment Services
8.375%, 07/15/16	160	126
Hawker Beechcraft Acquisition LLC
9.750%, 04/01/17	330	102
Ingersoll-Rand Global Holding
9.500%, 04/15/14	100	108
K Hovnanian Enterprises
11.500%, 05/01/13	125	107
Terex
7.375%, 01/15/14	125	115
10.875%, 06/01/16	100	99
USG
6.300%, 11/15/16	125	91

		916

Information Technology — 1.0%
Xerox
8.250%, 05/15/14	100	102

39

Allegiant High Yield Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — continued
Materials — 4.3%
Dow Chemical
8.550%, 05/15/19	$50	$50
International Paper
9.375%, 05/15/19#	200	201
Owens-Illinois
7.800%, 05/15/18	100	94
Rock-Tenn
9.250%, 03/15/16	100	102

		447

Retail — 2.0%
Limited Brands
5.250%, 11/01/14	162	135
Neiman-Marcus Group
10.375%, 10/15/15#	150	80

		215

Technology — 6.7%
BE Aerospace
8.500%, 07/01/18#	250	236
Sungard Data Systems
10.625%, 05/15/15# (B)	385	372
TransDigm
7.750%, 07/15/14	100	97

		705

Telecommunications — 3.3%
Nextel Communications
7.375%, 08/01/15	215	171
Sprint Capital
8.375%, 03/15/12	175	172

		343

Transportation — 3.6%
Hertz
10.500%, 01/01/16#	175	152
Kansas City Southern de Mexico SA de CV
9.375%, 05/01/12	250	225

		377

Utilities — 8.6%
Edison Mission Energy
7.750%, 06/15/16	225	174
Nisource Finance
10.750%, 03/15/16	200	218
NRG Energy
7.250%, 02/01/14	145	139
Texas Competitive Electric Holdings LLC
10.250%, 11/01/15	625	370

		901

Total Corporate Bonds (Cost $10,236)		9,734

	Number of Shares	Value
PREFERRED STOCKS — 1.6%
Financial Conduits — 0.1%
Fannie Mae	10,000	$7
Freddie Mac	3,000	1

		8

Financials — 1.5%
Bank of America	8,000	154

Total Preferred Stocks (Cost $526)		162

AFFILIATED MONEY MARKET FUND — 1.5%
Allegiant Money Market Fund, Class I†
(Cost $161)	161,166	161

Total Investments Before Collateral for Loaned Securities — 96.2% (Cost $10,923)		10,057

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 18.6%
Affiliated Money Market Funds — 11.6%
Allegiant Advantage Institutional Money Market Fund, Class I†	1,114,106	1,114
BlackRock Liquidity Funds TempFund Portfolio†	97,505	98

		1,212

Money Market Funds — 7.0%
AIM STIT Liquid Assets Portfolio	97,505	97
Dreyfus Institutional Cash Advantage Fund	97,505	98
Federated Institutional Prime Money Market Portfolio	97,505	98
Fidelity Institutional Government Portfolio	97,505	97
Fidelity Institutional Prime Money Market Portfolio	97,505	97
JP Morgan Prime Money Market Fund	97,505	98
JP Morgan U.S. Government Money Market Fund	46,260	46
Merrill Lynch Select Institutional Fund	95,566	96

		727

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $433, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $443 (D)	$—	—

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $1,939)‡		1,939

TOTAL INVESTMENTS — 114.8% (Cost $12,862)*		11,996

Other Assets & Liabilities — (14.8)%		(1,543)

TOTAL NET ASSETS — 100.0%		$10,453

40

Allegiant High Yield Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

*	Aggregate cost for Federal income tax purposes is (000) $12,950.

Gross unrealized appreciation (000)	$284
Gross unrealized depreciation (000)	(1,238)

Net unrealized depreciation (000)	$(954)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $1,901.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security in default.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $1,122 and represents 10.7% of net assets as of May 31, 2009.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2009.
(D)	Par and Value are less than $500.

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$2,262	$—

Level 2 — Other Significant Observable Inputs	9,734	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$11,996	$—

See Notes to Financial Statements.

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $10,762)	$9,896
Investments in affiliates at value, (Cost $161)	161
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $727)	727
Short term investments in affiliates held as collateral for loaned securities, (Cost $1,212)	1,212
Receivable for investments sold	283
Interest receivable	235
Prepaid expenses	12

Total Assets	12,526

LIABILITIES
Payable for collateral for loaned securities	1,939
Payable for investment securities purchased	98
Dividends payable
Class I	25
Administration fees payable	1
Custody fees payable	1
Other liabilities	9

Total Liabilities	2,073

TOTAL NET ASSETS	$10,453

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$11,641
Undistributed Net Investment Income	5
Accumulated Net Realized Loss on Investments	(327)
Net Unrealized Depreciation on Investments	(866)

Total Net Assets	$10,453

Net Asset Value, Offering and Redemption Price Per Share — Class I ($10,272,911 ÷ 1,290,206 outstanding shares of beneficial interest)	$7.96

Net Asset Value and Redemption Price Per Share — Class A ($180,155 ÷ 22,601 outstanding shares of beneficial interest)	$7.97

Maximum Offering Price Per Share — Class A ($7.97 ÷ 95.50%)	$8.35

*	Includes securities on loan with a market value of (000) $1,901.

See Notes to Financial Statements.

41

Allegiant Intermediate Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — 37.4%
Cable — 1.4%
Comcast Cable Communications LLC
7.125%, 06/15/13#	$1,832	$1,971
Rogers Communications
6.800%, 08/15/18	990	1,057
Thomson Reuters
5.700%, 10/01/14	1,000	1,003
Time Warner Cable
5.850%, 05/01/17#	1,260	1,244

		5,275

Commercial Services — 0.2%
Pitney Bowes (MTN)
5.750%, 09/15/17	720	724

Consumer Discretionary — 0.2%
Hasbro
6.125%, 05/15/14	710	715

Consumer Staples — 0.5%
Avon Products
6.500%, 03/01/19	835	883
Clorox
5.000%, 03/01/13	1,010	1,036

		1,919

Energy — 4.4%
Anadarko Petroleum
8.700%, 03/15/19	800	891
Atmos Energy
8.500%, 03/15/19	875	969
BP Capital Markets PLC
3.625%, 05/08/14	700	691
ConocoPhillips
4.600%, 01/15/15	800	817
5.750%, 02/01/19	870	895
Devon Energy
6.300%, 01/15/19	950	983
EnCana
6.500%, 05/15/19	630	647
Energy Transfer Partners LP
5.950%, 02/01/15	1,375	1,351
EQT
8.125%, 06/01/19	375	387
Hess
8.125%, 02/15/19	915	1,005
Kinder Morgan Energy Partners LP
5.950%, 02/15/18	1,100	1,052
NGPL Pipe
7.119%, 12/15/17 (A)	1,325	1,346
Petro-Canada
6.050%, 05/15/18	940	878
Sunoco
9.625%, 04/15/15	750	847
TEPPCO Partners LP
6.650%, 04/15/18	1,130	1,040
Weatherford International
6.000%, 03/15/18	920	818
XTO Energy
4.900%, 02/01/14	1,160	1,148
5.500%, 06/15/18	370	363

		16,128

Financials — 14.8%
Allstate Life Global Funding Trusts (MTN)
5.375%, 04/30/13	970	1,005
American Express Bank FSB
5.550%, 10/17/12	1,825	1,793
Bank of America
5.650%, 05/01/18#	2,890	2,586
Bank of America (MTN)
3.125%, 06/15/12#	1,500	1,556
Barclays Bank PLC
6.750%, 05/22/19	1,025	1,016
BB&T (MTN)
5.700%, 04/30/14	1,515	1,512
Bear Stearns LLC
5.300%, 10/30/15	425	401
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	825	756
Citigroup
5.125%, 05/05/14	3,625	3,285
Credit Suisse USA
6.125%, 11/15/11	1,100	1,165
Deutsche Bank
4.875%, 05/20/13#	1,500	1,516
General Electric Capital
1.625%, 01/07/11#	1,880	1,898
5.625%, 05/01/18#	3,425	3,271
Goldman Sachs Group
1.625%, 07/15/11#	925	931
6.000%, 05/01/14	2,040	2,074
7.500%, 02/15/19	1,100	1,158
HSBC Finance
1.369%, 04/24/12 (B)	1,195	1,056
International Lease Finance (MTN)
5.625%, 09/15/10	940	853
JPMorgan Chase
2.125%, 06/22/12#	870	878
2.125%, 12/26/12#	7,280	7,299
6.000%, 01/15/18#	3,030	3,016
Marsh & McLennan
9.250%, 04/15/19	855	960
Merrill Lynch
5.450%, 02/05/13	2,325	2,167
Merrill Lynch (MTN)
6.875%, 04/25/18	1,120	1,039
Morgan Stanley
1.399%, 01/09/12 (B)	2,175	1,975
5.300%, 03/01/13	1,200	1,204
Principal Financial Group
8.875%, 05/15/19	875	865
State Street
2.150%, 04/30/12#	1,005	1,015
TIAA Global Markets
4.950%, 07/15/13 (A)	1,000	1,013
UBS AG (MTN)
5.750%, 04/25/18#	925	830
US Bancorp
4.200%, 05/15/14	625	622
Wachovia
1.230%, 04/23/12 (B)	1,150	1,058
Wachovia (MTN)
5.500%, 05/01/13	2,275	2,320

		54,093

42

	Par (000)	Value (000)
CORPORATE BONDS — continued
Food, Beverage & Tobacco — 1.5%
Anheuser-Busch Worldwide
7.750%, 01/15/19 (A)	$750	$807
ConAgra Foods
5.875%, 04/15/14	825	863
Diageo Capital PLC
5.750%, 10/23/17	1,075	1,094
General Mills
5.650%, 02/15/19#	975	998
Kraft Foods
6.125%, 08/23/18	890	909
PepsiCo
7.900%, 11/01/18	580	694

		5,365

Industrials — 2.9%
Caterpillar
7.000%, 12/15/13	1,550	1,711
CRH America
8.125%, 07/15/18	900	842
General Dynamics
5.250%, 02/01/14#	1,250	1,332
General Electric
5.250%, 12/06/17#	3,980	3,942
Ingersoll-Rand Global Holding
9.500%, 04/15/14	895	970
Koninklijke Philips Electronics NV
5.750%, 03/11/18#	950	955
PACCAR
6.875%, 02/15/14#	850	927

		10,679

Insurance — 0.8%
Chubb
5.750%, 05/15/18	620	625
MetLife
6.817%, 08/15/18#	925	931
New York Life Global Funding
4.650%, 05/09/13 (A)	1,340	1,322

		2,878

Real Estate Investment Trusts — 0.7%
AMB Property LP (MTN)
6.300%, 06/01/13	915	816
Prologis
6.625%, 05/15/18#	880	688
Realty Income
5.950%, 09/15/16	1,225	957

		2,461

Retail — 1.5%
Autozone
6.500%, 01/15/14	850	867
CVS Caremark
5.750%, 06/01/17	250	250
Home Depot
5.250%, 12/16/13#	925	951
Kroger
5.000%, 04/15/13	1,050	1,068
Staples
9.750%, 01/15/14#	850	937
TJX
6.950%, 04/15/19	1,300	1,408

		5,481

Technology — 1.0%
Dell
5.625%, 04/15/14	650	686
International Business Machines
7.625%, 10/15/18	2,000	2,361
KLA-Tencor
6.900%, 05/01/18	575	492

		3,539

Telecommunications — 2.4%
AT&T
5.100%, 09/15/14	2,500	2,590
British Telecommunications PLC
8.625%, 12/15/10	750	796
Corning
6.625%, 05/15/19	410	413
GTE
6.840%, 04/15/18	590	609
Telecom Italia Capital SA
6.999%, 06/04/18	1,065	1,040
Verizon Communications
5.550%, 02/15/16	1,775	1,823
6.350%, 04/01/19	600	630
Verizon Wireless Capital LLC
5.550%, 02/01/14 (A)	1,025	1,084

		8,985

Transportation — 1.1%
Canadian National Railway
5.550%, 05/15/18	965	988
ERAC USA Finance
6.375%, 10/15/17 (A)	850	714
FedEx
7.375%, 01/15/14	410	444
Norfolk Southern
5.750%, 01/15/16 (A)	900	869
Union Pacific
5.750%, 11/15/17	1,068	1,032

		4,047

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 1.3%
Citigroup (TLGP) (FDIC)
2.875%, 12/09/11#	2,855	2,944
General Electric Capital (TLGP) (FDIC)
3.000%, 12/09/11#	1,760	1,822

		4,766

Utilities — 2.7%
Appalachian Power
4.950%, 02/01/15	975	921
Baltimore Gas & Electric
6.125%, 07/01/13	1,000	1,022
CenterPoint Energy Houston Electric LLC
7.000%, 03/01/14	1,000	1,069
FPL Group Capital
5.350%, 06/15/13	385	404

43

Allegiant Intermediate Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — continued
Utilities — continued
Metropolitan Edison
7.700%, 01/15/19	$900	$936
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	810	791
Nisource Finance
6.150%, 03/01/13	970	935
Pacificorp
5.650%, 07/15/18	1,075	1,124
Peco Energy
5.000%, 10/01/14	725	762
PSI Energy
6.050%, 06/15/16	1,260	1,291
Virginia Electric & Power
4.750%, 03/01/13	810	839

		10,094

Total Corporate Bonds (Cost $135,011)		137,149

U.S. TREASURY OBLIGATIONS — 28.1%
U.S. Treasury Inflationary Index Bond — 2.9%
1.625%, 01/15/18 (TIP)#	10,460	10,588

U.S. Treasury Notes — 25.2%
6.500%, 02/15/10	75	78
4.875%, 07/31/11#	26,180	28,372
4.875%, 08/15/16#	2,160	2,413
4.750%, 05/15/14#	10,605	11,808
4.250%, 08/15/13#	32,795	35,821
2.750%, 02/15/19#	13,920	13,082
1.375%, 04/15/12#	655	656

		92,230

Total U.S. Treasury Obligations (Cost $104,121)		102,818

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.7%
Freddie Mac, Series 2635, Cl DT
3.500%, 01/15/18	693	703
Freddie Mac, Series 2854, Cl DL
4.000%, 09/15/19	5,700	5,639
Ginnie Mae, Series 2003-113, Cl VB
4.500%, 02/16/22	5,035	5,264
Ginnie Mae, Series 2003-42, Cl A
4.000%, 01/16/30	655	674
Wells Fargo Securities Trust, Series 2004-K, Cl 2A11
4.723%, 07/25/34 (B)	5,530	4,828

Total Collateralized Mortgage Obligations (Cost $16,923)		17,108

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.4%
Federal Home Loan Mortgage Corporation — 0.6%
3.500%, 05/01/11	2,170	2,201

Federal National Mortgage Association — 11.8%
6.000%, 10/01/36	5,381	5,645
6.000%, 07/01/37	2,484	2,603
5.500%, 10/01/09	3	4
5.500%, 12/01/36	5,819	6,033
5.500%, 03/01/38	4,839	5,008
5.000%, 02/01/35	7,637	7,842
5.000%, 03/01/36	5,793	5,945
4.500%, 08/01/20	6,366	6,574
4.500%, 04/01/23	3,469	3,557

		43,211

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $43,837)		45,412

ASSET BACKED SECURITIES — 7.8%
Automotive — 3.5%
Chase Manhattan Auto Owner Trust, Series 2006-B, Cl A3
5.130%, 05/15/11	883	888
Ford Credit Auto Owner Trust, Series 2007-B, Cl A3A
5.150%, 11/15/11	5,280	5,421
USAA Auto Owner Trust, Series 2007-2, Cl A3
4.900%, 02/15/12	3,633	3,703
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	1,054	1,059
World Omni Auto Receivables Trust, Series 2007-B, Cl A3A
5.280%, 01/17/12	1,677	1,712

		12,783

Credit Cards — 2.5%
Chase Issuance Trust, Series 2005-A4, Cl A4
4.230%, 01/15/13	3,505	3,587
MBNA Credit Card Master Note Trust, Series 2005-A6, Cl A6
4.500%, 01/15/13	5,420	5,578

		9,165

Utilities — 1.8%
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	6,000	6,825

Total Asset Backed Securities (Cost $27,810)		28,773

U.S. GOVERNMENT AGENCY OBLIGATION — 4.5%
Federal National Mortgage Association — 4.5%
1.750%, 03/23/11	16,220	16,431
(Cost $16,266)

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.6%
Banc of America Commercial Mortgage, Series 2006-3, Cl A1
5.685%, 07/10/44	2,155	2,158
(Cost $2,164)

44

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 4.9%
Allegiant Advantage Institutional Money Market Fund, Class I††
(Cost $17,849)	17,849,188	$17,849

Total Investments Before Collateral for Loaned Securities — 100.4% (Cost $363,981)		367,698

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 32.6%
Affiliated Money Market Funds — 20.4%
Allegiant Advantage Institutional Money Market Fund, Class I†	68,608,521	68,608
BlackRock Liquidity Funds TempFund Portfolio†	6,004,525	6,005

		74,613

Money Market Funds — 12.2%
AIM STIT Liquid Assets Portfolio	6,004,525	6,004
Dreyfus Institutional Cash Advantage Fund	6,004,525	6,005
Federated Institutional Prime Money Market Portfolio	6,004,525	6,005
Fidelity Institutional Government Portfolio	6,004,525	6,004
Fidelity Institutional Prime Money Market Portfolio	6,004,525	6,004
JP Morgan Prime Money Market Fund	6,004,525	6,005
JP Morgan U.S. Government Money Market Fund	2,848,738	2,849
Merrill Lynch Select Institutional Fund	5,885,117	5,885

		44,761

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $26,641, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $27,287	$27	27

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $119,401)‡		119,401

TOTAL INVESTMENTS — 133.0% (Cost $483,382)*		487,099

Other Assets & Liabilities —(33.0)%		(120,827)

TOTAL NET ASSETS — 100.0%		$366,272

*	Aggregate cost for Federal income tax purposes is (000) $483,857.

Gross unrealized appreciation (000)	$7,321
Gross unrealized depreciation (000)	(4,079)

Net unrealized appreciation (000)	$3,242

†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $116,837.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $7,155 and represents 2.0% of net assets as of May 31, 2009.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2009.

Cl — Class

FDIC — Federal Deposit Insurance Corporation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

TIP — Par Value reflects the settled par value not adjusted for changes in the Consumer Price Index.

TLGP — Temporary Liquidity Guarantee Program

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$137,223	$—

Level 2 — Other Significant Observable Inputs	349,876	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$487,099	$—

See Notes to Financial Statements.

45

Allegiant Intermediate Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $346,132)	$349,849
Investments in affiliates at value, (Cost $17,849)	17,849
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $44,788)	44,788
Short term investments in affiliates held as collateral for loaned securities, (Cost $74,613)	74,613
Receivable for investments sold	2,163
Receivable for shares of beneficial interest sold	178
Interest receivable	3,310
Prepaid expenses	24

Total Assets	492,774

LIABILITIES
Payable for collateral for loaned securities	119,401
Payable for shares of beneficial interest redeemed	91
Payable for investment securities purchased	6,000
Dividends payable
Class I	744
Class A	4
Investment advisory fees payable	124
12b-1 fees payable
Class I	39
Class A	1
Class C	1
Shareholder services fees payable
Class A	2
Administration fees payable	20
Custody fees payable	7
Transfer agent fees payable	13
Trustee fees payable	9
Other liabilities	46

Total Liabilities	126,502

TOTAL NET ASSETS	$366,272

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$367,948
Undistributed Net Investment Income	212
Accumulated Net Realized Loss on Investments	(5,605)
Net Unrealized Appreciation on Investments	3,717

Total Net Assets	$366,272

Net Asset Value, Offering and Redemption Price Per Share — Class I ($355,283,991 ÷ 32,730,171 outstanding shares of beneficial interest)	$10.85

Net Asset Value and Redemption Price Per Share — Class A ($10,018,317 ÷ 921,669 outstanding shares of beneficial interest)	$10.87

Maximum Offering Price Per Share — Class A ($10.87 ÷ 95.50%)	$11.38

Net Asset Value and Offering Price Per Share — Class C ($969,529 ÷ 88,947 outstanding shares of beneficial interest)	$10.90

*	Includes securities on loan with a market value of (000) $116,837.

See Notes to Financial Statements.

46

Allegiant Limited Maturity Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 18.5%
Federal Home Loan Mortgage Corporation — 5.3%
Federal Home Loan Mortgage Corporation
6.000%, 05/01/21	$1,774	$1,882
5.500%, 02/01/10	123	127
5.500%, 06/01/10	201	206
5.000%, 10/01/09	402	405
2.125%, 03/23/12	5,250	5,316

		7,936

Federal National Mortgage Association — 13.2%
Federal National Mortgage Association
6.000%, 09/01/16	535	562
5.543%, 09/01/36 (A)	1,470	1,537
5.500%, 10/01/09	138	140
5.500%, 09/01/17	1,340	1,408
5.500%, 11/01/18	1,072	1,126
5.192%, 12/01/34 (A)	776	803
5.046%, 10/01/33 (A)	584	600
5.000%, 11/01/12	590	605
5.000%, 06/01/18	1,106	1,154
5.000%, 12/01/21	1,812	1,891
4.915%, 01/01/36 (A)	2,260	2,330
4.880%, 04/01/35 (A)	2,075	2,144
4.827%, 07/01/34 (A)	967	990
4.500%, 04/01/14	408	420
4.402%, 11/01/32 (A)	101	102
3.939%, 08/01/33 (A)	1,183	1,203
2.000%, 01/09/12	2,500	2,534

		19,549

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $26,903)		27,485

CORPORATE BONDS — 22.2%
Automotive — 0.2%
Daimler Finance North America LLC
7.750%, 01/18/11	100	104
PACCAR
6.375%, 02/15/12	280	289

		393

Cable — 0.7%
Comcast
5.500%, 03/15/11	680	711
Time Warner Cable
5.400%, 07/02/12	360	367

		1,078

Energy — 0.6%
BP Capital Markets PLC
3.125%, 03/10/12	460	469
XTO Energy
5.000%, 08/01/10	405	409

		878

Financials — 12.0%
American Express Bank (MTN)
0.369%, 04/26/10 (A)	425	417
Associates of North America
8.550%, 07/15/09	1,250	1,252
Bank of America
6.250%, 04/15/12	1,485	1,476
Bank of America (MTN)
3.125%, 06/15/12#	1,465	1,520
Bank One
5.900%, 11/15/11	1,645	1,711
Caterpillar Financial Services (MTN)
1.976%, 06/24/11 (A)	840	804
General Electric Capital (MTN)
6.000%, 06/15/12	1,515	1,581
Goldman Sachs Group
1.532%, 06/28/10 (A)	545	540
1.625%, 07/15/11#	645	649
5.450%, 11/01/12	480	492
HSBC Finance
8.000%, 07/15/10	1,500	1,538
John Deere Capital
2.875%, 06/19/12#	325	335
John Deere Capital (MTN)
1.326%, 08/19/10 (A)	765	756
JPMorgan Chase
2.125%, 06/22/12#	815	822
Merrill Lynch (MTN)
6.050%, 08/15/12	725	705
Morgan Stanley
6.750%, 04/15/11	865	901
Toyota Motor Credit (MTN)
4.649%, 01/09/12 (A)	600	614
Wachovia
5.300%, 10/15/11	1,650	1,704

		17,817

Food, Beverage & Tobacco — 0.4%
General Mills
6.000%, 02/15/12	565	607

Healthcare — 0.4%
Pfizer
4.450%, 03/15/12	625	662

Insurance — 1.1%
Berkshire Hathaway Finance
4.000%, 04/15/12 (B)	645	674
Principal Life Income Funding Trusts (MTN)
5.150%, 06/17/11	900	914

		1,588

Real Estate Investment Trusts — 0.3%
Liberty Property LP
7.250%, 03/15/11	402	395

Retail — 0.7%
CVS Caremark
2.793%, 09/10/10 (A)	510	508
Home Depot
5.200%, 03/01/11#	475	491

		999

Telecommunications — 1.7%
AT&T
7.300%, 11/15/11	813	896
British Telecommunications PLC
8.625%, 12/15/10	540	573

47

Allegiant Limited Maturity Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — continued
Telecommunications — continued
Verizon New England
6.500%, 09/15/11	$665	$712
Verizon Wireless Capital LLC
5.250%, 02/01/12 (B)	325	342

		2,523

Transportation — 0.4%
FedEx
5.500%, 08/15/09	603	607

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 2.2%
General Electric Capital (TLGP) (FDIC)
3.000%, 12/09/11#	1,450	1,501
HSBC USA (TLGP) (FDIC)
3.125%, 12/16/11#	1,725	1,793

		3,294

Utilities — 1.5%
Carolina Power & Light
6.500%, 07/15/12	370	392
Dominion Resources
5.125%, 12/15/09	550	559
Midamerican Funding LLC
6.750%, 03/01/11	600	636
Xcel Energy
7.000%, 12/01/10	588	613

		2,200

Total Corporate Bonds (Cost $32,420)		33,041

U.S. TREASURY OBLIGATIONS — 20.7%
U.S. Treasury Notes — 20.7%
4.750%, 01/31/12#	8,195	8,958
4.625%, 08/31/11#	8,230	8,887
1.375%, 03/15/12#	12,895	12,933

Total U.S. Treasury Obligations (Cost $30,691)		30,778

ASSET BACKED SECURITIES — 17.1%
Automotive — 9.2%
Capital Auto Receivables Asset Trust, Series 2008-2, Cl A3A
4.680%, 10/15/12	1,250	1,274
Carmax Auto Owner Trust, Series 2005-2, Cl A4
4.340%, 09/15/10	788	795
DaimlerChrysler Auto Trust, Series 2005-B, Cl A4
4.200%, 07/08/10	456	456
Ford Credit Auto Owner Trust, Series 2007-A, Cl A3A
5.400%, 08/15/11	842	863
Ford Credit Auto Owner Trust, Series 2007-B, Cl A3A
5.150%, 11/15/11	2,195	2,254
Honda Auto Receivables Owner Trust, Series 2008-1, Cl A3
4.470%, 01/18/11	1,840	1,899
Nissan Auto Receivables Owner Trust, Series 2007-B, Cl A4
5.160%, 03/17/14	2,150	2,250
USAA Auto Owner Trust, Series 2007-1, Cl A3
5.430%, 10/17/11	1,375	1,401
USAA Auto Owner Trust, Series 2007-2, Cl A3
4.900%, 02/15/12	1,694	1,727
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	550	553
World Omni Auto Receivables Trust, Series 2006-B, Cl A3
5.150%, 11/15/10	172	172

		13,644

Credit Cards — 5.8%
Chase Issuance Trust, Series 2007-A15, Cl A
4.960%, 09/17/12	2,220	2,304
Citibank Credit Card Issuance Trust, Series 2007-A5, Cl A5
5.500%, 06/22/12	3,100	3,213
MBNA Credit Card Master Note Trust, Series 2005-A6, Cl A6
4.500%, 01/15/13	2,975	3,062

		8,579

Mortgage Related — 1.4%
Bear Stearns, Series 1999-2, Cl AF2
8.299%, 10/25/29 (C)	188	129
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Cl 1A6
5.214%, 08/25/13	1,628	1,442
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1, Cl 1A4
4.111%, 08/25/30	552	449
GE Capital Mortgage Services, Series 1999-HE1, Cl A7
6.265%, 04/25/29	74	66

		2,086

Utilities — 0.7%
Detroit Edison Securitization Funding LLC, Series 2001-1, Cl A4
6.190%, 03/01/13	1,100	1,150

Total Asset Backed Securities (Cost $25,237)		25,459

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.0%
Bank of America Mortgage Securities, Series 2003-A, Cl 2A1
5.517%, 02/25/33 (A)	74	64
Bank of America Mortgage Securities, Series 2003-E, Cl 2A1
4.162%, 06/25/33 (A)	509	440
Chase Mortgage Finance, Series 2003-S4, Cl 2A2
5.000%, 04/25/18	441	442

48

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Countrywide Home Loans, Series 2004-HYB4, Cl 3A
4.568%, 09/20/34 (A)	$1,240	$1,088
Fannie Mae, Series 2002-74, Cl KD
5.500%, 02/25/17	375	381
Fannie Mae, Series 2002-94, Cl BA
5.000%, 05/25/27	829	838
Fannie Mae, Series 2003-113, CI PD
4.000%, 02/25/17	2,200	2,280
Fannie Mae, Series 2003-36, Cl CA
4.500%, 06/25/17	1,532	1,572
Fannie Mae, Series 2005-97, Cl HB
5.000%, 05/25/29	2,000	2,105
Fannie Mae, Series 2006-B2, Cl AB
5.500%, 05/25/14	1,147	1,189
First Horizon Asset Securities, Series 2004-1 CI 1A1
5.500%, 03/25/34	350	351
Freddie Mac, Series 2608, Cl PF
5.500%, 09/15/27	891	892
Freddie Mac, Series 2948, Cl EB
5.000%, 05/15/27	1,500	1,557
Freddie Mac, Series 2952, Cl EC
5.500%, 11/15/28	3,000	3,097
Freddie Mac, Series 3189, Cl PJ
6.000%, 03/15/30	1,678	1,729
Ginnie Mae, Series 2002-20, Cl PM
4.500%, 03/20/32	277	290
Ginnie Mae, Series 2002-76, Cl TA
4.500%, 12/16/29	336	353
Residential Funding Mortgage Securities, Series 2003-S11, Cl A7
3.500%, 06/25/18	568	566

Total Collateralized Mortgage Obligations (Cost $19,119)		19,234

U.S. GOVERNMENT AGENCY OBLIGATION — 4.8%
Federal National Mortgage Association — 4.8%
Federal National Mortgage Association
1.750%, 03/23/11	7,000	7,091
(Cost $7,057)

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.9%
Allegiant Advantage Institutional Money Market Fund, Class I†	4,270,298	4,270

(Cost $4,270)
Total Investments Before Collateral for Loaned Securities — 99.2% (Cost $145,697)		147,358

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 24.5%
Affiliated Money Market Funds — 15.3%
Allegiant Advantage Institutional Money Market Fund, Class I†	20,909,163	$20,909
BlackRock Liquidity Funds TempFund Portfolio†	1,829,942	1,830

		22,739

Money Market Funds — 9.2%
AIM STIT Liquid Assets Portfolio	1,829,942	1,830
Dreyfus Institutional Cash Advantage Fund	1,829,942	1,830
Federated Institutional Prime Money Market Portfolio	1,829,942	1,830
Fidelity Institutional Government Portfolio	1,829,942	1,830
Fidelity Institutional Prime Money Market Portfolio	1,829,942	1,830
JP Morgan Prime Money Market Fund	1,829,942	1,830
JP Morgan U.S. Government Money Market Fund	868,183	868
Merrill Lynch Select Institutional Fund	1,793,551	1,794

		13,642

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $8,119, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $8,316	$8	8

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $36,389)‡		36,389

TOTAL INVESTMENTS — 123.7% (Cost $182,086)*		183,747

Other Assets & Liabilities — (23.7)%		(35,260)

TOTAL NET ASSETS — 100.0%		$148,487

49

Allegiant Limited Maturity Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

*	Aggregate cost for Federal income tax purposes is (000) $182,100.

Gross unrealized appreciation (000)	$2,360
Gross unrealized depreciation (000)	(713)

Net unrealized appreciation (000)	$1,647

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $35,633.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2009.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $1,016 and represents 0.7% of net assets as of May 31, 2009.
(C)	Stepped Coupon Bond — the rate shown is the rate in effect on May 31, 2009.

Cl — Class

FDIC — Federal Deposit Insurance Corporation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

TLGP — Temporary Liquidity Guarantee Program

See Notes to Financial Statements.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$40,651	$—

Level 2 — Other Significant Observable Inputs	143,096	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$183,747	$—

See Notes to Financial Statements.

STATEMENT OF

ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $141,427)	$143,088
Investments in affiliates at value, (Cost $4,270)	4,270
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $13,650)	13,650
Short term investments in affiliates held as collateral for loaned securities, (Cost $22,739)	22,739
Receivable for investments sold	787
Receivable for shares of beneficial interest sold	314
Interest receivable	1,112
Prepaid expenses	27

Total Assets	185,987

LIABILITIES
Payable for collateral for loaned securities	36,389
Payable for shares of beneficial interest redeemed	60
Payable for investment securities purchased	818
Dividends payable
Class I	125
Class A	3
Investment advisory fees payable	44
12b-1 fees payable
Class I	15
Class A	1
Class C	1
Shareholder services fees payable
Class A	1
Administration fees payable	8
Custody fees payable	4
Transfer agent fees payable	5
Trustee fees payable	3
Other liabilities	23

Total Liabilities	37,500

TOTAL NET ASSETS	$148,487

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$154,488
Undistributed Net Investment Loss	(132)
Accumulated Net Realized Loss on Investments	(7,530)
Net Unrealized Appreciation on Investments	1,661

Total Net Assets	$148,487

Net Asset Value, Offering and Redemption Price Per Share — Class I ($140,014,646 ÷ 13,847,680 outstanding shares of beneficial interest)	$10.11

Net Asset Value and Redemption Price Per Share — Class A ($6,842,018 ÷ 674,778 outstanding shares of beneficial interest)	$10.14

Maximum Offering Price Per Share — Class A ($10.14 ÷ 98.00%)	$10.35

Net Asset Value and Offering Price Per Share — Class C ($1,630,492 ÷ 160,838 outstanding shares of beneficial interest)	$10.14

*	Includes securities on loan with a market value of (000) $35,633.

See Notes to Financial Statements.

50

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — 47.4%
Automotive — 0.3%
Ford Motor Credit
7.250%, 10/25/11	$500	$432
General Motors
8.375%, 07/15/33 (A)	660	59

		491

Cable — 2.6%
Comcast Cable Communications LLC
7.125%, 06/15/13#	500	538
CSC Holdings
8.500%, 06/15/15 (B)	600	591
DirecTV Holdings LLC
8.375%, 03/15/13	696	701
DISH DBS
7.750%, 05/31/15	460	435
Idearc
8.000%, 11/15/16 (A)	675	15
Rogers Communications
7.500%, 08/15/38	440	465
Thomson Reuters
5.700%, 10/01/14	665	667
Time Warner Cable
5.850%, 05/01/17#	800	790

		4,202

Consumer Discretionary — 0.4%
Mohawk Industries
6.625%, 01/15/16	250	216
Stanley Works
5.902%, 12/01/45# (C)	750	420

		636

Consumer Non-Cyclical — 0.9%
ACCO Brands
7.625%, 08/15/15	235	105
GSC Holdings
8.000%, 10/01/12	275	276
Hanesbrands
5.698%, 12/15/14 (C)	785	632
Quiksilver
6.875%, 04/15/15#	680	452

		1,465

Consumer Services — 3.2%
Browning-Ferris Industries
9.250%, 05/01/21	810	847
Education Management LLC
8.750%, 06/01/14	275	268
Fontainebleau Las Vegas Holdings
10.250%, 06/15/15 (A) (B)	1,150	52
Gaylord Entertainment
8.000%, 11/15/13#	250	206
Iron Mountain
8.750%, 07/15/18	490	477
Mashantucket Western Pequot Tribe
8.500%, 11/15/15 (B)	1,125	439
McDonald’s
6.300%, 10/15/37#	885	936
MGM Mirage
11.125%, 11/15/17 (B)	200	209
7.625%, 01/15/17	250	160
Royal Caribbean Cruises
7.250%, 06/15/16	600	444
Speedway Motorsports
6.750%, 06/01/13	100	93
Ticketmaster
10.750%, 07/28/16 (B)	250	200
Universal City Development Partners
11.750%, 04/01/10	500	480
Universal City Florida Holding
8.375%, 05/01/10#	300	214
Wynn Las Vegas Capital
6.625%, 12/01/14	210	179

		5,204

Consumer Staples — 0.3%
Avon Products
6.500%, 03/01/19	410	434

Energy — 7.0%
Anadarko Petroleum
8.700%, 03/15/19	385	429
Atmos Energy
8.500%, 03/15/19	400	443
Chesapeake Energy
6.625%, 01/15/16	500	429
ConocoPhillips
6.500%, 02/01/39	400	413
Copano Energy LLC
7.750%, 06/01/18	735	650
Denbury Resources
7.500%, 04/01/13	750	720
Devon Energy
6.300%, 01/15/19	500	517
EnCana
6.500%, 05/15/19	285	293
Energy Transfer Partners LP
5.950%, 02/01/15#	700	688
EQT
8.125%, 06/01/19	150	155
Hess
8.125%, 02/15/19	470	516
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	500	463
MarkWest Energy Partners
8.500%, 07/15/16	675	570
Nexen
5.875%, 03/10/35	500	397
OPTI Canada
8.250%, 12/15/14#	940	649
Petro-Canada
6.050%, 05/15/18	400	374
PHI
7.125%, 04/15/13	715	583
Southern Union
7.200%, 11/01/66 (C)	830	502
Sunoco
9.625%, 04/15/15	325	367
TEPPCO Partners LP
7.550%, 04/15/38	385	330
Tesoro
6.625%, 11/01/15	820	698
Weatherford International
6.000%, 03/15/18	500	444

51

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
XTO Energy
5.750%, 12/15/13	$350	$366
5.500%, 06/15/18	375	368

		11,364

Financials — 11.4%
American Express
8.150%, 03/19/38	440	428
American Express Bank FSB
5.550%, 10/17/12	725	712
Bank of America (MTN)
7.375%, 05/15/14#	250	263
3.125%, 06/15/12#	800	830
Citigroup
5.125%, 05/05/14	1,515	1,373
Credit Suisse USA
4.875%, 01/15/15#	1,000	984
General Electric Capital
1.625%, 01/07/11#	1,090	1,100
General Electric Capital (MTN)
5.875%, 01/14/38#	4,075	3,299
Goldman Sachs Group
6.750%, 10/01/37	1,000	838
5.950%, 01/18/18	10	10
1.625%, 07/15/11#	475	478
HSBC Finance
1.369%, 04/24/12 (C)	455	402
International Lease Finance (MTN)
5.625%, 09/15/10	453	411
JPMorgan Chase
6.000%, 01/15/18#	1,000	995
2.125%, 06/22/12#	545	550
JPMorgan Chase Capital XV
5.875%, 03/15/35	2,010	1,597
Marsh & McLennan
9.250%, 04/15/19	390	438
Merrill Lynch (MTN)
6.875%, 04/25/18#	785	729
Morgan Stanley
5.300%, 03/01/13#	500	502
1.399%, 01/09/12 (C)	1,300	1,180
Principal Financial Group
8.875%, 05/15/19	410	405
State Street
2.150%, 04/30/12#	395	399
Wachovia Capital Trust III
5.800%, 03/15/42# (C)	770	470

		18,393

Food, Beverage & Tobacco — 0.9%
Del Monte
8.625%, 12/15/12	500	502
Kraft Foods
6.125%, 08/23/18#	405	414
PepsiCo
7.900%, 11/01/18	420	503

		1,419

Healthcare — 0.2%
Amgen
6.400%, 02/01/39	275	280

Industrials — 2.5%
Baldor Electric
8.625%, 02/15/17#	300	273
CRH America
8.125%, 07/15/18	500	468
General Electric
5.250%, 12/06/17	575	569
H&E Equipment Services
8.375%, 07/15/16	440	345
Hawker Beechcraft Acquisition LLC
9.750%, 04/01/17	750	232
Ingersoll-Rand Global Holding
9.500%, 04/15/14	400	434
K Hovnanian Enterprises
11.500%, 05/01/13#	415	354
Neenah Foundary
9.500%, 01/01/17	700	217
PACCAR
6.875%, 02/15/14#	450	491
Terex
10.875%, 06/01/16	175	174
7.375%, 01/15/14	100	92
USG
6.300%, 11/15/16	525	381

		4,030

Information Technology — 0.3%
Xerox
8.250%, 05/15/14	500	507

Materials — 0.8%
Dow Chemical
8.550%, 05/15/19	415	415
International Paper
9.375%, 05/15/19#	400	403
Owens-Illinois
7.800%, 05/15/18	250	236
Rock-Tenn
9.250%, 03/15/16	225	228

		1,282

Real Estate Investment Trusts — 1.1%
AMB Property LP (MTN)
6.300%, 06/01/13	480	428
Prologis
6.625%, 05/15/18#	600	469
Realty Income
6.750%, 08/15/19	1,000	867

		1,764

Retail — 2.3%
Autozone
6.500%, 01/15/14	840	857
CVS Caremark
5.750%, 06/01/17	115	115
Home Depot
5.875%, 12/16/36	950	762
Neiman-Marcus Group
10.375%, 10/15/15#	600	318
Staples
9.750%, 01/15/14#	425	469
TJX
6.950%, 04/15/19	385	417

52

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — continued
Wal-Mart Stores
5.250%, 09/01/35	$805	$733

		3,671

Technology — 2.0%
BE Aerospace
8.500%, 07/01/18#	240	227
Cisco Systems
5.900%, 02/15/39	325	315
Dell
5.625%, 04/15/14	300	317
International Business Machines
7.625%, 10/15/18#	1,000	1,180
KLA-Tencor
6.900%, 05/01/18	200	171
Sungard Data Systems
10.625%, 05/15/15# (B)	575	556
TransDigm
7.750%, 07/15/14	500	483

		3,249

Telecommunications — 2.5%
AT&T
6.550%, 02/15/39	450	439
5.625%, 06/15/16	510	519
GTE
6.940%, 04/15/28	1,790	1,710
Nextel Communications
7.375%, 08/01/15	840	666
Telecom Italia Capital SA
6.999%, 06/04/18	635	620

		3,954

Transportation — 1.0%
ERAC USA Finance
6.375%, 10/15/17 (B)	975	819
Hertz
10.500%, 01/01/16#	475	413
Kansas City Southern de Mexico SA de CV
9.375%, 05/01/12	500	449

		1,681

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 3.0%
Citigroup (TLGP) (FDIC)
2.875%, 12/09/11#	3,070	3,165
General Electric Capital (TLGP) (FDIC)
3.000%, 12/09/11#	1,640	1,698

		4,863

Utilities — 4.7%
Appalachian Power
4.950%, 02/01/15	695	657
Arizona Public Service
8.750%, 03/01/19	400	422
Baltimore Gas & Electric
6.125%, 07/01/13	1,000	1,022
Bruce Mansfield Unit
6.850%, 06/01/34	650	507
Dominion Resources
7.000%, 06/15/38	995	1,010
Edison Mission Energy
7.750%, 06/15/16	665	515
Midamerican Energy Holdings
6.125%, 04/01/36	1,000	928
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	510	498
NiSource Finance
6.800%, 01/15/19	825	739
NRG Energy
7.250%, 02/01/14	500	479
Texas Competitive Electric Holdings LLC
10.250%, 11/01/15#	750	444
Wisconsin Energy
6.250%, 05/15/67 (C)	480	346

		7,567

Total Corporate Bonds (Cost $83,879)		76,456

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.8%
Fannie Mae, Series 2003-69, Cl PM
3.500%, 07/25/33	4,384	4,399
Fannie Mae, Series 2005-87, Cl NH
5.000%, 10/25/25	9,750	10,097
Freddie Mac, Series 2004-2882, Cl BA
5.000%, 10/15/32	5,800	6,085
Wells Fargo Securities Trust,
Series 2004-K, Cl 2A11
4.723%, 07/25/34 (C)	2,000	1,746

Total Collateralized Mortgage Obligations (Cost $20,762)		22,327

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 11.3%
Federal National Mortgage Association — 11.3%
6.000%, 12/01/36	3,969	4,164
5.500%, 09/01/17	2,528	2,656
5.500%, 12/01/36	1,646	1,707
5.000%, 06/01/20	2,946	3,060
4.500%, 08/01/20	1,854	1,915
4.500%, 09/01/35	4,680	4,725

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $17,461)		18,227

U.S. TREASURY OBLIGATIONS — 10.9%
U.S. Treasury Bonds — 3.1%
5.375%, 02/15/31#	1,485	1,695
4.500%, 02/15/36#	3,245	3,320

		5,015

U.S. Treasury Inflationary Index Bond — 2.8%
1.625%, 01/15/18 (TIP)#	4,490	4,545

U.S. Treasury Notes — 5.0%
6.500%, 02/15/10#	60	62
4.875%, 08/15/16	15	17
4.250%, 08/15/13#	800	874
2.750%, 02/15/19	735	691

53

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — continued
U.S. Treasury Notes — continued
1.375%, 04/15/12#	$6,340	$6,347

		7,991

Total U.S. Treasury Obligations (Cost $18,048)		17,551

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.3%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	2,100	1,814
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.225%, 07/15/44 (C)	3,300	2,914
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (C)	2,500	2,182

Total Commercial Mortgage-Backed Securities (Cost $7,815)		6,910

ASSET BACKED SECURITIES — 3.1%
Automotive — 1.0%
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	427	429
World Omni Auto Receivables Trust, Series 2007-B, Cl A3A
5.280%, 01/17/12	1,203	1,229

		1,658

Utilities — 2.1%
Atlantic City Electric Transition Funding LLC, Series 2002-1, Cl A4
5.550%, 10/20/23	3,175	3,287

Total Asset Backed Securities (Cost $4,713)		4,945

U.S. GOVERNMENT AGENCY OBLIGATION — 3.1%
Federal National Mortgage Association — 3.1%
1.750%, 03/23/11	4,960	5,025
(Cost $4,974)

LOAN AGREEMENTS — 0.4%
HCA
3.200%, 11/18/12 (C) (E)	802	718
(Cost $781)

	Number of Shares	Value (000)
PREFERRED STOCKS — 0.2%
Financial Conduits — 0.0%
Fannie Mae	77,000	$52
Freddie Mac	52,400	27

		79

Financials — 0.2%
Bank of America	14,000	269

Total Preferred Stocks (Cost $3,433)		348

AFFILIATED MONEY MARKET FUND — 3.9%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $6,217)	6,216,810	6,217

Total Investments Before Collateral for Loaned Securities — 98.4% (Cost $168,083)		158,724

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 20.9%
Affiliated Money Market Funds — 13.1%
Allegiant Advantage Institutional Money Market Fund, Class I†	19,424,307	19,424
BlackRock Liquidity Funds TempFund Portfolio†	1,699,989	1,700

		21,124

Money Market Funds — 7.8%
AIM STIT Liquid Assets Portfolio	1,699,989	1,700
Dreyfus Institutional Cash Advantage Fund	1,699,989	1,700
Federated Institutional Prime Money Market Portfolio	1,699,989	1,700
Fidelity Institutional Government Portfolio	1,699,989	1,700
Fidelity Institutional Prime Money Market Portfolio	1,699,989	1,700
JP Morgan Prime Money Market Fund	1,699,989	1,700
JP Morgan U.S. Government Money Market Fund	806,529	806
Merrill Lynch Select Institutional Fund	1,666,182	1,666

		12,672

54

	Par (000)	Value (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $7,542, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $7,726	$8	$8

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $33,804)‡		33,804

TOTAL INVESTMENTS — 119.3% (Cost $201,887)*		192,528

Other Assets & Liabilities — (19.3)%		(31,168)

TOTAL NET ASSETS — 100.0%		$161,360

*	Aggregate cost for Federal income tax purposes is (000) $202,127.

Gross unrealized appreciation (000)	$4,851
Gross unrealized depreciation (000)	(14,450)

Net unrealized depreciation (000)	$(9,599)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $33,112.
‡	See Note 8 in Notes to Financial Statements.
(A)	Security in default.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $2,866 and represents 1.8% of net assets as of May 31, 2009.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2009.
(E)	Illiquid Security. Total market value of illiquid securities is (000) $718 and represents 0.4% of net assets as of May 31, 2009.

Cl — Class

FDIC — Federal Deposit Insurance Corporation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

TIP — Par Value reflects the settled par value not adjusted for changes in the Consumer Price Index.

TLGP — Temporary Liquidity Guarantee Program

See Notes to Financial Statements.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$40,361	$—

Level 2 — Other Significant Observable Inputs	152,167	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$192,528	$—

Level 3 Reconciliation:

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities (000)		Other Financial Instruments (000)
Balance, 05/31/08	$38		$—

Accrued discounts/premiums	—	*	—

Realized gain (loss)	—	*	—

Change in unrealized appreciation (depreciation)	—	*

Net purchases (sales)	(38)		—

Transfers in and/or out of Level 3	—		—

Balance, 05/31/09	$—		$—

*	Value is less than $500.

See Notes to Financial Statements.

55

Allegiant Total Return Advantage Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $161,866)	$152,507
Investments in affiliates at value, (Cost $6,217)	6,217
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $12,680)	12,680
Short term investments in affiliates held as collateral for loaned securities, (Cost $21,124)	21,124
Receivable for investments sold	2,517
Interest receivable	1,931
Receivable for shares of beneficial interest sold	1
Prepaid expenses	27

Total Assets	197,004

LIABILITIES
Payable for collateral for loaned securities	33,804
Payable for investment securities purchased	1,163
Payable for shares of beneficial interest redeemed	209
Dividends payable
Class I	294
Class A	4
Investment advisory fees payable	55
12b-1 fees payable
Class I	22
Class A	1
Shareholder servicing fees payable
Class A	2
Administration fees payable	10
Custody fees payable	6
Transfer agent fees payable	27
Trustee fees payable	7
Other liabilities	40

Total Liabilities	35,644

TOTAL NET ASSETS	$161,360

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$192,672
Undistributed Net Investment Income	48
Accumulated Net Realized Loss on Investments	(22,001)
Net Unrealized Depreciation on Investments	(9,359)

Total Net Assets	$161,360

Net Asset Value, Offering and Redemption Price Per Share — Class I ($151,041,802 ÷ 15,667,145 outstanding shares of beneficial interest)	$9.64

Net Asset Value and Redemption Price Per Share — Class A ($10,179,385 ÷ 1,055,705 outstanding shares of beneficial interest)	$9.64

Maximum Offering Price Per Share — Class A ($9.64 ÷ 95.50%)	$10.09

Net Asset Value and Offering Price Per Share — Class C ($138,435 ÷ 14,340 outstanding shares of beneficial interest)	$9.65

*	Includes securities on loan with a market value of (000) $33,112.

See Notes to Financial Statements.

56

Allegiant Ultra Short Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.6%
Federal Farm Credit Bank — 3.0%
2.375%, 04/07/10#	$3,000	$3,044

Federal Home Loan Mortgage Corporation — 11.8%
3.250%, 07/16/10	4,860	4,999
3.125%, 10/25/10	4,050	4,180
1.500%, 01/07/11	3,000	3,028

		12,207

Federal National Mortgage Association — 11.8%
4.125%, 05/15/10#	3,400	3,485
2.875%, 10/12/10	4,725	4,801
2.500%, 04/09/10	1,860	1,889
1.750%, 03/23/11	2,000	2,026

		12,201

Total U.S. Government Agency Obligations (Cost $27,364)		27,452

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.7%
Bank of America Mortgage Securities, Series 2003-A, Cl 1A1
5.872%, 02/25/33 (A)	12	9
Chase Mortgage Finance, Series 2004-S3, Cl 2A1
5.250%, 03/25/34	382	379
Fannie Mae, Series 2002-61, Cl PE
5.500%, 05/25/16	89	89
Fannie Mae, Series 2003-11, Cl DB
5.000%, 04/25/17	535	550
Fannie Mae, Series 2003-113, Cl PC
4.000%, 03/25/15	959	972
Fannie Mae, Series 2003-36, CI OY
4.500%, 01/25/27	526	529
Fannie Mae, Series 2005-105, Cl TL
5.500%, 11/25/31	1,844	1,918
Fannie Mae, Series 2005-21, Cl PB
5.000%, 06/25/28	880	912
Fannie Mae, Series 2005-4, Cl ED
5.000%, 06/25/27	924	940
Fannie Mae, Series 2005-51, Cl PA
5.500%, 01/25/25	600	608
Fannie Mae, Series 2005-63, Cl PQ
4.500%, 10/25/24	356	360
Freddie Mac, Series 2006-3138, Cl QA
5.500%, 02/15/25	400	406
Freddie Mac, Series 2527, Cl BN
5.000%, 02/15/16	238	239
Freddie Mac, Series 2625, Cl PX
4.000%, 10/15/26	522	530
Freddie Mac, Series 2706, CI CB
5.000%, 06/15/20	1,075	1,110
Freddie Mac, Series 2716, CI GD
5.000%, 11/15/26	1,465	1,498
Freddie Mac, Series 2755, Cl AD
4.500%, 01/15/29	1,337	1,347
Freddie Mac, Series 2769, CI BX
4.500%, 07/15/27	1,077	1,104
Freddie Mac, Series 2823, CI NJ
4.000%, 07/15/16	976	1,000
Freddie Mac, Series 2836, Cl QD
5.000%, 09/15/27	1,083	1,118
Freddie Mac, Series 2939, Cl PB
5.000%, 04/15/28	1,500	1,559
Freddie Mac, Series 3023, Cl PN
4.850%, 01/15/29	1,582	1,618
Freddie Mac, Series 3053, Cl OA
5.500%, 06/15/25	573	584
Freddie Mac, Series 3113, Cl QA
5.000%, 11/15/25	870	891
Freddie Mac, Series 3159, CI TA
5.500%, 11/15/26	798	812
Freddie Mac, Series 3178, Cl PA
5.500%, 10/15/27	1,006	1,034
Freddie Mac, Series 3211, CI PA
5.500%, 11/15/29	1,429	1,472
Freddie Mac, Series 3289, CI PA
5.000%, 03/15/27	792	807
Ginnie Mae, Series 2002-76, Cl TA
4.500%, 12/16/29	107	113

Total Collateralized Mortgage Obligations (Cost $24,395)		24,508

U.S. TREASURY OBLIGATIONS — 20.4%
U.S. Treasury Notes — 20.4%
1.500%, 10/31/10#	3,155	3,193
1.250%, 11/30/10#	4,825	4,866
0.875%, 12/31/10#	7,000	7,015
0.875%, 03/31/11#	6,000	6,006

Total U.S. Treasury Obligations (Cost $21,038)		21,080

ASSET BACKED SECURITIES — 11.3%
Automotive — 7.1%
Bank of America Securities Auto Trust, Series 2006-G1, Cl A3
5.180%, 06/18/10	143	144
Capital Auto Receivables Asset Trust, Series 2008-2, Cl A2A
3.740%, 03/15/11	613	621
Chase Manhattan Auto Owner Trust, Series 2006-A, Cl A4
5.360%, 01/15/13	1,000	1,008
Daimler Chrysler Auto Trust, Series 2006-B, Cl A3
5.330%, 08/08/10	100	100
Ford Credit Auto Owner Trust, Series 2006-C, ClA3
5.160%, 11/15/10	440	444
Honda Auto Receivables Owner Trust, Series 2006-2, Cl A3
5.300%, 07/21/10	25	25
Honda Auto Receivables Owner Trust, Series 2009-2, Cl A2
2.220%, 08/15/11	900	905
Hyundai Auto Receivables Trust, Series 2007-A, Cl A3A
5.040%, 01/17/12	745	759
Nissan Auto Receivables Owner Trust, Series 2007-B, Cl A3
5.030%, 05/16/11	650	663

57

Allegiant Ultra Short Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
ASSET BACKED SECURITIES — continued
Automotive — continued
USAA Auto Owner Trust, Series 2005-4, Cl A4
4.890%, 08/15/12	$957	$973
USAA Auto Owner Trust, Series 2006-3, Cl A4
5.360%, 06/15/12	875	901
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	221	222
World Omni Auto Receivables Trust, Series 2006-A, Cl A4
5.030%, 10/17/11	557	565

		7,330

Credit Cards — 3.1%
BA Credit Card Trust Series 2008-A5, Cl A5
1.544%, 12/16/13 (A)	1,425	1,422
Chase Issuance Trust, Series 2007-A15, Cl A
4.960%, 09/17/12	1,000	1,038
Citibank Credit Card Issuance Trust, Series 2007-A5, Cl A5
5.500%, 06/22/12	720	746

		3,206

Utilities — 1.1%
Detroit Edison Securitization Funding LLC, Series 2001-1, Cl A4
6.190%, 03/01/13	1,151	1,204

Total Asset Backed Securities (Cost $11,606)		11,740

CORPORATE BONDS — 9.5%
Cable — 0.4%
Comcast
5.850%, 01/15/10	280	286
Comcast Cable Communications
6.750%, 01/30/11	100	106

		392

Financials — 6.9%
American Express Bank (MTN)
0.369%, 04/26/10 (A)	260	255
Caterpillar Financial Services (MTN)
1.976%, 06/24/11 (A)	600	574
Citigroup
4.250%, 07/29/09#	900	901
FleetBoston Financial
7.375%, 12/01/09	625	632
General Electric Capital (MTN)
1.122%, 10/26/09 (A)	280	279
1.142%, 01/26/11 (A)	450	433
Goldman Sachs Group
1.532%, 06/28/10 (A)	495	490
6.875%, 01/15/11	100	105
HSBC Finance
8.000%, 07/15/10	440	451
John Deere Capital (MTN)
1.326%, 08/19/10 (A)	350	346
JPMorgan Chase
7.875%, 06/15/10	825	864
2.625%, 12/01/10#	585	599
Merrill Lynch (MTN)
4.250%, 02/08/10	355	355
Morgan Stanley
4.250%, 05/15/10#	350	354
Morgan Stanley (MTN)
3.006%, 05/14/10 (A)	100	99
Wachovia
5.350%, 03/15/11	440	453

		7,190

Retail — 0.5%
CVS Caremark
2.793%, 09/10/10 (A)	245	244
Home Depot
3.750%, 09/15/09	235	236

		480

Telecommunications — 0.9%
AT&T
4.125%, 09/15/09	280	282
British Telecommunications PLC
8.625%, 12/15/10	165	175
Verizon Wireless Capital LLC
3.750%, 05/20/11 (B)	500	510

		967

Utilities — 0.8%
Dominion Resources
5.125%, 12/15/09	233	237
Midamerican Funding LLC
6.750%, 03/01/11	200	212
Xcel Energy
7.000%, 12/01/10	340	354

		803

Total Corporate Bonds (Cost $9,735)		9,832

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 3.1%
Federal National Mortgage Association — 3.1%
5.500%, 12/01/11	646	662
5.500%, 12/01/13	912	960
5.116%, 01/01/36 (A)	1,499	1,554

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $3,093)		3,176

58

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 4.5%
Allegiant Advantage Institutional Money Market Fund, Class I†
(Cost $4,617)	4,617,110	$4,617

Total Investments Before Collateral for Loaned Securities — 99.1% (Cost $101,848)		102,405

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 26.6%
Affiliated Money Market Funds — 16.6%
Allegiant Advantage Institutional Money Market Fund, Class I†	15,774,435	15,774
BlackRock Liquidity Funds TempFund Portfolio†	1,380,557	1,381

		17,155

Money Market Funds — 10.0%
AIM STIT Liquid Assets Portfolio	1,380,557	1,380
Dreyfus Institutional Cash Advantage Fund	1,380,557	1,381
Federated Institutional Prime Money Market Portfolio	1,380,557	1,381
Fidelity Institutional Government Portfolio	1,380,557	1,381
Fidelity Institutional Prime Money Market Portfolio	1,380,557	1,380
JP Morgan Prime Money Market Fund	1,380,557	1,381
JP Morgan U.S. Government Money Market Fund	654,980	655
Merrill Lynch Select Institutional Fund	1,353,103	1,353

		10,292

	Par (000)
Repurchase Agreements — 0.0%
HSBC Securities
0.170%, dated 05/29/09, due 06/01/09, repurchase price $6,125, collateralized by U.S. Treasury Bill, 0.14%, due 07/30/09, total market value $6,274	$6	6

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $27,453)‡		27,453

		Value (000)
TOTAL INVESTMENTS — 125.7% (Cost $129,301)*		$129,858

Other Assets & Liabilities — (25.7)%		(26,567)

TOTAL NET ASSETS — 100.0%		$103,291

*	Aggregate cost for Federal income tax purposes is (000) $129,301.

Gross unrealized appreciation (000)	$625
Gross unrealized depreciation (000)	(68)

Net unrealized appreciation (000)	$557

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $26,958.
‡	See Note 8 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2009.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $510 and represents 0.5% of net assets as of May 31, 2009.

Cl — Class

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$32,064	$—

Level 2 — Other Significant Observable Inputs	97,794	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$129,858	$—

See Notes to Financial Statements.

59

Allegiant Ultra Short Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value,* (Cost $97,231)	$97,788
Investments in affiliates at value, (Cost $4,617)	4,617
Short term investments in non-affiliates held as collateral for loaned securities, (Cost $10,298)	10,298
Short term investments in affiliates held as collateral for loaned securities, (Cost $17,155)	17,155
Interest receivable	525
Receivable for shares of beneficial interest sold	2,478
Prepaid expenses	27

Total Assets	132,888

LIABILITIES
Payable for collateral for loaned securities	27,453
Payable for investment securities purchased	1,817
Payable for shares of beneficial interest redeemed	194
Dividends payable
Class I	77
Class A	1
Investment advisory fees payable	17
12b-1 Fees payable
Class I	8
Class A	1
Shareholder servicing fees payable	—
Class A	2
Administration fees payable	6
Custody fees payable	2
Transfer agent fees payable	3
Trustee fees payable	2
Other liabilities	14

Total Liabilities	29,597

TOTAL NET ASSETS	$103,291

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$105,093
Undistributed Net Investment Income	251
Accumulated Net Realized Loss on Investments	(2,610)
Net Unrealized Appreciation on Investments	557

Total Net Assets	$103,291

Net Asset Value, Offering and Redemption Price Per Share — Class I ($91,445,184 ÷ 9,085,231 outstanding shares of beneficial interest)	$10.07

Net Asset Value and Redemption Price Per Share — Class A ($11,845,740 ÷ 1,175,061 outstanding shares of beneficial interest)	$10.08

Maximum Offering Price Per Share — Class A ($10.08 ÷ 99.00%)	$10.18

*	Includes securities on loan with a market value of (000) $26,958.

See Notes to Financial Statements.

60

Allegiant Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.4%
Arizona — 3.8%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/16	$1,000	$1,025
Tucson Street & Highway User Authority (RB) Series A (MBIA)
7.000%, 07/01/11	1,500	1,660

		2,685

California — 0.4%
Foothill/Eastern Corridor Capital Appreciation (RB) (ETM) (FSA)
4.894%, 01/01/29 (A)	750	295

Colorado — 0.1%
Colorado Water Resource Power Development Authority (RB) Series A (MBIA)
6.300%, 09/01/14	35	35

Florida — 16.8%
Brevard County School Board (COP) Series C (AMBAC)
5.000%, 07/01/17	1,295	1,346
Florida Board of Education (GO) (ETM)
9.125%, 06/01/14	135	175
Florida Board of Education Capital Outlay (GO) Series D (LOC-Wachovia Bank)
5.750%, 06/01/22	1,000	1,044
Florida Department of Transportation (RB) (MBIA)
5.000%, 07/01/18	1,850	2,061
Gulf Breeze Capital Funding (RB) Series A (MBIA) (VRDN)
1.797%, 12/01/17	1,000	857
Hillsborough County Capital Improvement, Mosi & County Center Project (RB) (MBIA)
5.000%, 07/01/16	1,240	1,389
Orlando & Orange County Expressway Authority (RB) Series A
5.250%, 07/01/16	1,500	1,572
Seminole County School Board (COP) Series A (AMBAC)
5.500%, 07/01/15	1,000	1,097
University of North Florida Financing Corporation, Housing Project (RB) (MBIA)
5.000%, 11/01/18	2,070	2,230

		11,771

Georgia — 7.6%
Atlanta Water & Wastewater Authority (RB) Series A (AMBAC)
5.500%, 11/01/13	1,950	2,110
Fulton County Development Authority, Georgia Tech Athletic Association (RB) (AMBAC)
5.500%, 10/01/17	1,750	1,866
Georgia Municipal Electric Authority (RB) Series X (MBIA)
6.500%, 01/01/12	1,270	1,374

		5,350

Illinois — 5.3%
Chicago (GO) Series A (FSA)
5.500%, 01/01/14	160	169
Illinois Highway Toll Authority (RB) Series A
5.500%, 01/01/13	1,000	1,114
Lake County Community Consolidated School District Number 50, Woodland (GO) (FSA)
5.000%, 01/01/19	1,280	1,384
University of Illinois (RB) (MBIA)
5.000%, 04/01/18	1,000	1,082

		3,749

Indiana — 13.9%
Ball State University, Housing and Dining System (RB) (LOC-Wachovia Bank)
5.000%, 07/01/21	2,190	2,305
East Chicago Elementary School Building Corporation, First Mortgage (RB) (FSA)
6.250%, 01/05/16	1,660	1,777
Purdue University (COP)
5.250%, 07/01/21	1,930	2,175
Wawasee Community School Corporation (RB) (FSA)
5.000%, 07/15/18	1,000	1,122
Westfield High School Building Corporation (RB) (FSA)
5.000%, 07/15/18	2,135	2,341

		9,720

Massachusettes — 0.8%
Massachusetts State Health & Educational Facilities Authority, Berklee College of Music (RB) Series A
5.000%, 10/01/17	500	534

Michigan — 3.6%
Kent County Hospital Finance Authority, Butterworth Hospital Project (RB) Series A (MBIA)
7.250%, 01/15/13	1,475	1,577
Michigan State Hospital Finance Authority, Edward W. Sparrow Hospital Association (RB)
5.000%, 11/15/18	1,000	979

		2,556

Mississippi — 3.4%
Mississippi Development Bank Special Obligation (RB) Series A (FSA)
5.000%, 07/01/16	1,000	1,072
Mississippi Development Bank Special Obligation, Biloxi Mississippi Project (RB) Series A (FSA)
5.000%, 11/01/14	1,190	1,313

		2,385

Missouri — 1.7%
Missouri Environmental Improvement Authority, Revolving Fund Program (RB) Series B (FSA)
5.500%, 07/01/16	1,000	1,194

61

Allegiant Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
New Jersey — 1.6%
New Jersey State Transportation Trust Fund Authority, Transportation System (RB) Series B (MBIA)
5.250%, 12/15/14	$1,000	$1,102

New Mexico — 1.9%
New Mexico Finance Authority (RB) (MBIA)
5.000%, 06/15/19	1,210	1,326

New York — 2.0%
Buffalo Sewer Authority (RB) Series F (AMBAC)
6.000%, 07/01/13	1,300	1,419

North Carolina — 3.4%
Iredell County, Iredell County School Project (COP) (AMBAC)
5.000%, 06/01/14	1,140	1,287
Mooresville (COP) (AMBAC)
5.000%, 09/01/17	1,000	1,112

		2,399

Ohio — 4.1%
Ohio State Building Authority, Adult Correctional Building Fund Project (RB), Series A
5.000%, 10/01/21	1,320	1,459
Ohio State University (RB) Series A
5.000%, 12/01/17	1,215	1,408

		2,867

Oklahoma — 4.6%
Grand River Dam Authority (RB) (MBIA)
6.250%, 06/01/11	2,500	2,681
Oklahoma Development Finance Authority, St. John Health System (RB)
5.000%, 02/15/17	500	509

		3,190

Pennsylvania — 2.2%
Allegheny County Higher Education Building, Duquesne University (RB) Series 2008
5.000%, 03/01/16	1,000	1,098
Philadelphia Water & Wastewater Authority (RB) Series A
5.750%, 01/01/19	415	459

		1,557

South Carolina — 0.8%
Lexington County Health Services District, Lexington Medical Center (RB)
5.000%, 11/01/16	500	527

Tennessee — 3.0%
Knox County Health, Educational & Housing Facilities Board, University Health System (RB)
5.000%, 04/01/17	1,000	970
Sevierville Public Building Authority, Local Government Public Improvement Project (RB)
5.000%, 06/01/14	1,000	1,096

		2,066

Texas — 7.4%
Austin Water & Wastewater System (RB) (MBIA)
5.000%, 11/15/17	1,000	1,120
Austin Water & Wastewater System (RB) Series A (AMBAC)
5.500%, 11/15/14	1,000	1,153
Comal Independent School District (GO) (MBIA)
5.500%, 02/01/19	215	223
Conroe Independent School District (GO) (MBIA)
5.500%, 02/15/15	195	195
North Texas Health Facilities Development Corporation, United Regional Healthcare System (RB) (MBIA)
5.000%, 09/01/17	800	814
Robinson Independent School District (GO) (PSF-GTD)
5.750%, 08/15/12	575	580
Texas Tech University System Revenue (RB) Twelfth Series
5.000%, 02/15/19	1,000	1,128

		5,213

Virginia — 1.6%
Virginia College Building Authority (RB) Series A
5.000%, 09/01/15	965	1,109
Virginia College Building Authority (RB) Series A (ETM)
5.000%, 09/01/15	35	41

		1,150

Washington — 4.8%
King County School District Number 406 South Central (GO)
5.000%, 12/01/17	1,300	1,430
Washington State (GO) Series D (AMBAC)
5.000%, 01/01/15##	1,700	1,930

		3,360

Wisconsin — 1.6%
Milwaukee (GO) Series B10 (AMBAC)
5.000%, 02/15/18	1,000	1,098

Puerto Rico — 1.0%
Puerto Rico Electric Power Authority (RB) Series TT
5.000%, 07/01/17	200	202
Puerto Rico Electric Power Authority (RB) Series WW
5.500%, 07/01/18	500	523

		725

Total Municipal Bonds (Cost $66,211)		68,273

62

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 1.3%
Allegiant Tax-Exempt Money Market Fund, Class I†
(Cost $937)	936,808	$937

TOTAL INVESTMENTS — 98.7% (Cost $67,148)*		69,210

Other Assets & Liabilities — 1.3%
Dividends payable
Class I		(188)
Class A		(5)
Investment Advisory fees payable		(24)
12b-1 fees payable
Class I		(7)
Class A		(1)
Shareholder servicing fees payable
Class A		(1)
Administration fees payable		(4)
Custody fees payable		(1)
Transfer Agent fees payable		(2)
Trustee fees payable		(2)
Payable for shares of beneficial interest redeemed		(21)
Other		1,177

Total Other Assets & Liabilities		921

TOTAL NET ASSETS — 100.0%		$70,131

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$67,571
Undistributed Net Investment Income		122
Undistributed Net Realized Gain on Investments		376
Net Unrealized Appreciation on Investments		2,062

Total Net Assets		$70,131

Net Asset Value, Offering and Redemption Price Per Share — Class I ($64,859,964 ÷ 6,574,379 outstanding shares of beneficial interest)		$9.87

Net Asset Value and Redemption Price Per Share — Class A ($5,228,647 ÷ 528,419 outstanding shares of beneficial interest)		$9.89

Maximum Offering Price Per Share — Class A ($9.89 ÷ 97.00%)		$10.20

Net Asset Value and Offering Price Per Share — Class C ($42,781 ÷ 4,356 outstanding shares of beneficial)		$9.82

*	Aggregate cost for Federal income tax purposes is (000) $67,126.

Gross unrealized appreciation (000)	$2,435
Gross unrealized depreciation (000)	(351)

Net unrealized appreciation (000)	$2,084

†	See Note 3 in Notes to Financial Statements.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

AMBAC — AMBAC Assurance Corporation

COP — Certificate of Participation

ETM — Escrowed to Maturity

FSA — Financial Security Assurance

GO — General Obligation

LOC — Letter of Credit

MBIA — MBIA Insurance Co. of Illinois

PSF-GTD — Permanent School Fund - Guaranteed

RB — Revenue Bond

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$937	$—

Level 2 — Other Significant Observable Inputs	68,273	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$69,210	$—

See Notes to Financial Statements.

63

Allegiant Michigan Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.4%
Allendale Public School District (GO) Series A
5.500%, 05/01/16	$1,000	$1,186
Detroit Downtown Development (GO) Series A (AMBAC)
6.250%, 07/15/11	1,600	1,619
Detroit Sewer Disposal (RB) Series C
5.250%, 07/01/16	1,145	1,154
Detroit Water Supply System (RB) (MBIA)
6.500%, 07/01/15	1,000	1,060
Detroit Water Supply System (RB) Series A (MBIA) (LOC-Wachovia Bank)
6.000%, 07/01/13	1,000	1,050
East Lansing Public Schools (GO) Series B (AMBAC)
5.000%, 05/01/20	1,000	1,066
Forest Hills Public Schools (GO) (AMBAC)
5.000%, 05/01/17	1,000	1,157
Grand Rapids Building Authority (RB) (FSA)
5.000%, 04/01/15	1,570	1,756
Grand Rapids Community College (GO)
5.000%, 05/01/17	1,065	1,203
Grand Rapids Sanitation & Sewer Systems (RB) Series A (MBIA)
5.375%, 01/01/16	1,535	1,736
Haslett Public School District (GO) (MBIA)
5.000%, 05/01/15	1,030	1,174
Ingham County Building Authority(GO) (MBIA)
5.000%, 07/01/16	1,010	1,116
Jenison Public Schools (GO) (FSA)
5.250%, 05/01/12	1,000	1,082
Kalamazoo Public Schools (GO) (LOC-Wachovia Bank)
5.000%, 05/01/17	1,000	1,113
Kent County (GO)
5.000%, 01/01/18	750	867
Kent County Hospital Finance Authority, Butterworth Hospital Project (RB) Series A (MBIA)
7.250%, 01/15/13	1,880	2,010
Lake Orion Community School District (GO) (FSA)
5.000%, 05/01/20	1,000	1,070
Lansing Building Authority (GO) (AMBAC)
5.000%, 06/01/19	1,130	1,231
Michigan State Building Authority, Facilities Program (RB) Series II
5.000%, 10/15/15	1,000	1,079
Michigan State Environmental Protection Program (GO) (MBIA)
6.250%, 11/01/12	1,250	1,347
Michigan State Hospital Finance Authority (RB) (ETM) Series P (MBIA)
5.375%, 08/15/14	285	302
Michigan State Strategic Fund Limited Obligation, Detroit Edison Project (RB) Series AA (MBIA)
6.950%, 05/01/11	1,150	1,189
Michigan State Trunk Line (RB)
5.250%, 11/01/16	1,170	1,305
5.000%, 11/01/18	1,000	1,084
Michigan State Trunk Line (RB) Series A (MBIA)
5.250%, 11/01/15	2,000	2,209
Northwestern Michigan College (GO)
5.000%, 04/01/18	1,035	1,116
Thornapple Kellogg School District (GO)
5.000%, 05/01/18	1,045	1,149
Troy City School District (GO)
5.000%, 05/01/17	1,000	1,113
University of Michigan (RB) Series A
5.000%, 04/01/19	1,000	1,141
West Branch Rose City Area School District (GO) (MBIA)
5.000%, 05/01/19	1,030	1,109

Total Municipal Bonds (Cost $35,054)		36,793

	Number of Shares
MONEY MARKET FUND — 1.9%
JPMorgan Michigan Municipal Money Market Fund
(Cost $704)	704,025	704

TOTAL INVESTMENTS — 99.3% (Cost $35,758)*		37,497

Other Assets & Liabilities — 0.7%
Dividends payable
Class I		$(80)
Class A		(7)
Investment advisory fees payable		(13)
12b-1 fees payable
Class I		(2)
Class A		(1)
Shareholder servicing fees payable
Class A		(2)
Administration fees payable		(3)
Custody fees payable		(1)
Transfer agent fees payable		(2)
Trustee fees payable		(1)
Payable for shares of beneficial interest redeemed		(2)
Other		390

Total Other Assets & Liabilities		276

TOTAL NET ASSETS — 100.0%		$37,773

64

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$36,013
Distributions in Excess of Net Investment Income	(89)
Undistributed Net Realized Gain on Investments	110
Net Unrealized Appreciation on Investments	1,739

Total Net Assets	$37,773

Net Asset Value, Offering and Redemption Price Per Share — Class I ($26,882,928 ÷ 2,697,913 outstanding shares of beneficial interest)	$9.96

Net Asset Value and Redemption Price Per Share — Class A ($10,808,147 ÷ 1,085,352 outstanding shares of beneficial interest)	$9.96

Maximum Offering Price Per Share — Class A ($9.96 ÷ 97.00%)	$10.27

Net Asset Value and Offering Price Per Share — Class C ($82,089 ÷ 8,222 outstanding shares of beneficial interest)	$9.98

*	Aggregate cost for Federal income tax purposes is (000) $35,649.

Gross unrealized appreciation (000)	$1,944
Gross unrealized depreciation (000)	(96)

Net unrealized appreciation (000)	$1,848

AMBAC — Ambac Assurance Corporation

ETM — Escrowed to Maturity

FSA — Financial Security Assurance

GO — General Obligation

LOC — Letter of Credit

MBIA — MBIA Insurance Co. of Illinois

RB — Revenue Bond

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$704	$—

Level 2 — Other Significant Observable Inputs	36,793	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$37,497	$—

See Notes to Financial Statements.

65

Allegiant Ohio Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.2%
Ohio — 93.9%
Akron (GO) (ETM)
6.000%, 12/01/12	$1,000	$1,089
Akron Economic Development (RB) (MBIA)
6.000%, 12/01/12	935	1,032
5.750%, 12/01/09	1,680	1,692
Akron Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,552
Ashland City School District, Elementary Schools Facilities Project (COP) (AMBAC)
5.100%, 12/01/09	245	249
Bellefontaine City School District, Prerefunded 12/01/09 @ 101 (GO) (MBIA)
5.750%, 12/01/18	505	523
Centerville Capital Facilities (GO) (MBIA)
5.650%, 12/01/18	45	45
Cincinnati (GO) Series A
5.000%, 12/01/15	1,210	1,396
5.000%, 12/01/16	1,260	1,462
Clermont County Water Works, Sewer District Project (RB) (AMBAC)
5.250%, 08/01/15	2,830	3,051
Cleveland Packaging Facilities (RB) (FSA)
5.250%, 09/15/20	1,220	1,290
5.250%, 09/15/22	1,790	1,859
Cleveland Public Power Systems, First Mortgage (RB) Sub-Series 1 (MBIA)
6.000%, 11/15/10	445	471
Cleveland Waterworks (RB) Series H (MBIA)
5.625%, 01/01/13	35	35
Cleveland Waterworks (RB) Series N (MBIA)
5.000%, 01/01/18	1,990	2,165
Columbus (GO) Series C
5.000%, 07/15/14	1,270	1,450
Cuyahoga County (GO)
5.650%, 05/15/18	600	720
Dublin City School District (GO) (MBIA)
5.000%, 12/01/18	1,000	1,106
Erie County Garbage & Refuse Landfill Improvement (GO) (FSA)
5.500%, 12/01/20	1,305	1,437
Fairfield City School District (GO) (MBIA)
5.500%, 12/01/15	1,000	1,072
Franklin County (GO)
5.000%, 12/01/15	1,875	2,173
5.000%, 12/01/16	950	1,093
Greene County Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,649
Hamilton City School District (GO) (MBIA)
5.000%, 12/01/18	2,100	2,276
Hamilton City School District (GO) Series A
6.150%, 12/01/13	1,000	1,179
Hamilton County Sales Tax (RB) Sub-Series A (AMBAC)
5.000%, 12/01/17	2,000	2,132
Hamilton County Sewer System (RB) Series B (MBIA)
5.000%, 12/01/17	1,325	1,475
Hilliard (GO) (MBIA)
5.000%, 12/01/21	1,000	1,078
Lakota Local School District (GO) (MBIA)
5.500%, 12/01/15	1,245	1,473
Lebanon City School District, Prerefunded 12/01/11 @ 100 (GO) (FSA)
5.500%, 12/01/16	1,000	1,109
Licking County Joint Vocational School District (GO) (MBIA)
5.375%, 12/01/17	1,670	1,809
Mad River Local School District (GO) (MBIA)
5.750%, 12/01/14	1,060	1,222
Massillon (GO) (AMBAC)
5.500%, 12/01/18	1,405	1,507
Miami University General Receipts (RB) (AMBAC)
5.500%, 12/01/13	2,125	2,380
5.000%, 09/01/15	1,695	1,893
Montgomery County (GO)
5.500%, 12/01/20	1,515	1,574
5.375%, 12/01/16	1,250	1,315
Montgomery County Solid Waste Authority (RB) (MBIA)
5.350%, 11/01/10	900	900
Ohio Common School Capital Facility (GO) Series B
5.500%, 09/15/13	2,640	3,003
Ohio State Building Authority, Adult Correctional Building Fund Projects (RB) Series B
5.250%, 04/01/15	2,105	2,411
Ohio State Cultural and Sports Capital Facilities (RB) Series A (FSA)
5.000%, 04/01/17	1,615	1,823
Ohio State Cultural and Sports Capital Facilities (RB) Series B
5.000%, 10/01/16	500	577
Ohio State Department of Administrative Services, DAS Office Project (COP) (AMBAC)
5.000%, 12/15/12	1,210	1,218
Ohio State Higher Educational Facilities Commission (GO)
5.000%, 08/01/19	1,800	2,049
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB)
6.250%, 10/01/17	4,310	5,105
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB) Series C
5.000%, 12/01/17	595	661
Ohio State Higher Educational Facilities Commission, Kenyon College Project (RB) (VRDN)
5.050%, 07/01/37	1,500	1,539
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB)
5.250%, 10/01/14	1,045	1,201
Ohio State Higher Educational Facilities Commission, University of Dayton 2001 Project (RB) (AMBAC)
5.500%, 12/01/11	1,400	1,491
Ohio State Higher Educational Facilities Commission, Wittenberg University Project (RB)
5.500%, 12/01/18	1,870	1,729

66

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Ohio — continued
Ohio State Housing Finance Agency (RB) Series A (FSA)
5.000%, 04/01/16	$1,590	$1,823
Ohio State Housing Finance Agency, Single-Family Housing Mortgage, Prerefunded 01/15/13 @ 81.88 (RB) (MBIA)
2.570%, 01/15/15 (A)	1,340	1,012
Ohio State Turnpike Commission Authority (RB) Series A
5.000%, 02/15/18	1,000	1,120
5.000%, 02/15/19	1,000	1,119
Ohio State Turnpike Commission Authority (RB) Series A (MBIA)
5.500%, 02/15/17	2,000	2,334
5.500%, 02/15/18	1,000	1,168
Ohio State Water Development Authority, Fresh Water Project (RB) Series B (FSA)
5.500%, 12/01/20	1,835	2,205
Olentangy Local School District (GO) (FSA)
5.500%, 12/01/19	35	37
Perrysburg Exempted Village School District (GO) Series B (FSA)
5.750%, 12/01/12	1,225	1,398
Sharonville (GO) (MBIA)
5.250%, 06/01/13	1,000	1,129
Southwest Licking Local School District (GO) (MBIA)
5.750%, 12/01/15	550	628
5.750%, 12/01/16	400	459
Springboro Sewer System (RB) (MBIA)
5.700%, 06/01/18	1,260	1,256
Teays Valley Local School District, Prerefunded 12/01/10 @ 100 (GO) (MBIA)
5.000%, 12/01/19	1,070	1,150
Troy City School District (GO) (FSA)
5.000%, 12/01/18	1,065	1,159
University of Cincinnati General Receipts (RB) Series D (AMBAC)
5.000%, 06/01/16	2,000	2,141
University of Cincinnati General Receipts (RB) Series T
5.500%, 06/01/11	1,110	1,186
Upper Arlington City School District (GO) (FSA)
5.000%, 12/01/15	2,000	2,270
Valley View Village Street Improvement (GO) (AMBAC)
5.550%, 12/01/20	450	473
Washington County Hospital Facility Authority, Marietta Area Healthcare Project (RB) (FSA)
5.375%, 09/01/18	1,500	1,504
West Chester Township (GO) (AMBAC)
5.750%, 12/01/15	2,145	2,562
West Geauga Local School District (GO) (AMBAC)
8.250%, 11/01/12	710	867
Wyoming City School District (GO) Series B (MBIA)
5.750%, 12/01/13	135	157
5.750%, 12/01/14	690	811
5.750%, 12/01/15	740	881
5.750%, 12/01/16	800	962
5.750%, 12/01/17	400	483

		107,034

Puerto Rico — 3.3%
Commonwealth of Puerto Rico Highway & Transportation Authority (RB) Series Z (MBIA)
6.250%, 07/01/14	1,295	1,359
Commonwealth of Puerto Rico Infrastructure Financing Authority (STRB) Series C (AMBAC)
5.500%, 07/01/17	160	161
Commonwealth of Puerto Rico (GO) Series A (FSA)
5.500%, 07/01/17	100	105
Puerto Rico Electric Power Authority (RB) Series TT
5.000%, 07/01/17	300	304
5.000%, 07/01/18	500	504
Puerto Rico Electric Power Authority (RB) Series VV
5.500%, 07/01/20	800	839
Puerto Rico Electric Power Authority (RB) Series WW
5.500%, 07/01/18	500	523

		3,795

Total Municipal Bonds (Cost $106,044)		110,829

67

Allegiant Ohio Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.0%
Allegiant Ohio Municipal Money Market Fund, Class I†
(Cost $16)	15,872	$16

TOTAL INVESTMENTS — 97.2% (Cost $106,060)*		110,845

Other Assets & Liabilities — 2.8%
Dividends payable
Class I		$(292)
Class A		(9)
Investment advisory fees payable		(39)
12b-1 fees payable
Class I		(12)
Class A		(1)
Administration fees payable		(7)
Custody fees payable		(2)
Shareholder servicing fees payable
Class A		(3)
Transfer agent fees payable		(4)
Trustee fees payable		(3)
Payable for shares of beneficial interest redeemed		(18)
Other		3,566

Total Other Assets & Liabilities		3,176

TOTAL NET ASSETS — 100.0%		$114,021

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$108,925
Distributions in Excess of Net Investment Income		(65)
Undistributed Net Realized Gain on Investments		376
Net Unrealized Appreciation on Investments		4,785

Total Net Assets		$114,021

Net Asset Value, Offering and Redemption Price Per Share — Class I ($100,946,597 ÷ 8,945,606 outstanding shares of beneficial interest)		$11.28

Net Asset Value and Redemption Price Per Share — Class A ($12,439,400 ÷ 1,106,175 outstanding shares of beneficial interest)		$11.25

Maximum Offering Price Per Share — Class A ($11.25 ÷ 97.00%)		$11.60

Net Asset Value and Offering Price Per Share — Class C ($635,311 ÷ 56,566 outstanding shares of beneficial interest)		$11.23

See Notes to Financial Statements.

*	Aggregate cost for Federal income tax purposes is (000) $106,060.

Gross unrealized appreciation (000)	$5,410
Gross unrealized depreciation (000)	(625)

Net unrealized appreciation (000)	$4,785

†	See Note 3 in Notes to Financial Statements.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

AMBAC — Ambac Assurance Corporation

COP — Certificate of Participation

ETM — Escrowed to Maturity

FSA — Financial Security Assurance

GO — General Obligation

MBIA — MBIA Insurance Co. of Illinois

RB — Revenue Bond

STRB — Special Tax Revenue Bond

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$16	$—

Level 2 — Other Significant Observable Inputs	110,829	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$110,845	$—

See Notes to Financial Statements.

68

Allegiant Pennsylvania Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL BONDS — 95.6%
Pennsylvania — 88.5%
Allegheny County Higher Education Authority, Duquesne University Project (RB) Series A (AMBAC)
5.000%, 04/01/19	$500	$531
Allegheny County Higher Education Authority, Duquesne University Project (RB) Series A (AMBAC)
6.500%, 03/01/10	380	394
Allegheny County Higher Education Building, Duquesne University (RB) Series 2008
5.000%, 03/01/16	175	192
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A
5.000%, 09/01/18	500	512
Allegheny County Sewer Sanitation Authority (RB) (MBIA)
5.750%, 12/01/09	225	228
Berks County Industrial Development Authority, Visiting Nurse Association of Pottstown and Vicinity Project (RB) Series B (LOC - Wachovia Bank) (VRDN)
0.550%, 12/01/15	445	445
Blair County (GO) Series A (AMBAC)
5.375%, 08/01/13	270	303
Blair County Hospital Authority, Altoona Hospital Project (RB) Series A (AMBAC)
5.250%, 07/01/09	300	301
Central Dauphin School District (GO) (FSA)
5.000%, 12/01/20	1,000	1,064
Commonwealth of Pennsylvania (GO)
5.000%, 01/01/15	1,000	1,141
Delaware County Industrial Development Authority, Resource Recovery Facility (RB) Series G (VRDN)
0.280%, 12/01/31	250	250
Erie County, Prerefunded 09/01/15 @ 100 (GO) Series B (MBIA)
5.000%, 09/01/21	920	1,065
Garnet Valley School District (GO) (MBIA)
5.375%, 04/01/13	500	542
Gettysburg College Municipal Authority (RB) (MBIA)
5.375%, 08/15/13	1,000	1,140
Hempfield Township Municipal Authority, Westmoreland County (RB) (FSA)
5.000%, 09/01/16	1,550	1,732
Montgomery County (GO) Series B
5.250%, 10/15/17	1,165	1,389
Montgomery County Industrial Development Authority, The Shipley School (RB) (LOC - Wachovia Bank) (VRDN)
0.350%, 04/01/35	500	500
Moon Area School District (GO) Series A (MBIA)
4.480%, 11/15/11 (A)	1,070	1,024
North Hills School District, Prerefunded 12/15/15 @ 100 (GO) (FSA)
5.000%, 12/15/19	1,055	1,232
North Huntingdon Township (RB) (AMBAC)
5.500%, 04/01/15	1,025	1,083
Northampton County General Purpose Authority (RB)
5.250%, 10/01/15	1,000	1,166
Parkland School District (GO) (MBIA)F
5.375%, 09/01/14	1,000	1,138
Pennsylvania Convention Center Authority (RB) (ETM) Series A (MBIA)
6.000%, 09/01/19	1,000	1,208
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education (RB) Series AF (MBIA)
5.000%, 06/15/17	1,000	1,109
Pennsylvania Intergovernmental Cooperative Authority, Special Tax, City of Philadelphia Funding Program (STRB) (MBIA)
5.250%, 06/15/17	500	500
Pennsylvania State University (RB)
5.250%, 08/15/13	1,000	1,135
5.000%, 03/01/13	1,000	1,114
Pennsylvania State University (RB) Series A
5.000%, 03/01/18	500	576
Pennsylvania Turnpike Commission (RB) Series A (FSA)
5.000%, 07/15/15	915	1,029
Philadelphia Hospital Authority, Graduate Hospital Project (RB) (ETM)
7.000%, 07/01/10	95	98
Philadelphia Water & Wastewater Authority (RB) (MBIA)
6.250%, 08/01/11	200	217
Philadelphia Water & Wastewater Authority (RB) Series A
5.750%, 01/01/19	400	443
Pittsburgh Area School District (GO) Series A (FSA)
5.250%, 09/01/12	1,000	1,091
Pittsburgh Public Parking Authority (RB) (ETM) (AMBAC)
6.000%, 12/01/09	945	971
Southeastern Pennsylvania Transportation Authority (RB) Series A (MBIA)
5.250%, 03/01/17	1,070	1,082
State Public School Building Authority, Delaware County Community College Project, Prerefunded 10/01/10 @ 100 (RB) (MBIA)
5.750%, 10/01/16	150	160
Tredyffrin-Easttown School District (GO)
5.000%, 02/15/15	500	575
University of Pittsburgh, Capital Project (RB) Series B
5.000%, 09/15/18	1,000	1,143
Washington County Lease Authority, Special Sub-Series ACRL (RB) (ETM)
7.875%, 12/15/18	1,000	1,409
West Whiteland Municipal Sewer Authority (RB) (ETM)
6.400%, 09/15/13	205	223
York County (GO) (MBIA)
5.000%, 06/01/17	1,000	1,107

		32,562

69

Allegiant Pennsylvania Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Puerto Rico — 7.1%
Commonwealth of Puerto Rico Highway & Transportation Authority (RB) Series BB (FSA)
5.250%, 07/01/22	$400	$412
Commonwealth of Puerto Rico Infrastructure Financing Authority (STRB) Series C (AMBAC)
5.500%, 07/01/17	1,590	1,603
Commonwealth of Puerto Rico (GO) Series A (FSA)
5.500%, 07/01/17	380	401
Puerto Rico Electric Power Authority (RB) Series VV
5.500%, 07/01/20	200	210

		2,626

Total Municipal Bonds (Cost $33,123)		35,188

	Number of Shares
AFFILIATED MONEY MARKET FUND — 4.1%
Allegiant Pennsylvania Tax-Exempt Money Market Fund, Class I†	1,497,109	1,497
(Cost $1,497)

TOTAL INVESTMENTS — 99.7% (Cost $34,620)*		36,685

Other Assets & Liabilities – 0.3%		125

TOTAL NET ASSETS — 100.0%		$36,810

*	Aggregate cost for Federal income tax purposes is (000) $34,617.

Gross unrealized appreciation (000)	$2,233
Gross unrealized depreciation (000)	(165)

Net unrealized appreciation (000)	$2,068

†	See Note 3 in Notes to Financial Statements.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

AMBAC — Ambac Assurance Corporation

ETM — Escrowed to Maturity

FSA — Financial Security Assurance

GO — General Obligation

LOC — Letter of Credit

MBIA — MBIA Insurance Co. of Illinois

RB — Revenue Bond

STRB — Special Tax Revenue Bond

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 — Quoted Prices	$1,497	$—

Level 2 — Other Significant Observable Inputs	35,188	—

Level 3 — Significant Unobservable Inputs	—	—

Totals	$36,685	$—

See Notes to Financial Statements.

70

Allegiant Pennsylvania Intermediate Municipal Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $33,123)	$35,188
Investments in affiliates at value, (Cost $1,497)	1,497
Interest receivable	498
Prepaid expenses	5

Total Assets	37,188

LIABILITIES
Payable for shares of beneficial interest purchased	258
Dividends payable
Class I	83
Class A	2
Investment advisory fees payable	12
12b-1 fees payable
Class I	2
Class C	1
Shareholder servicing fees payable
Class A	1
Administration fees payable	3
Custody fees payable	1
Transfer agent fees payable	1
Trustee fees payable	1
Other liabilities	13

Total Liabilities	378

TOTAL NET ASSETS	$36,810

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$34,920
Distributions in Excess of Net Investment Income	(47)
Accumulated Net Realized Loss on Investments	(128)
Net Unrealized Appreciation on Investments	2,065

Total Net Assets	$36,810

Net Asset Value, Offering and Redemption Price Per Share — Class I ($32,304,010 ÷ 3,076,045 outstanding shares of beneficial interest)	$10.50

Net Asset Value and Redemption Price Per Share — Class A ($2,737,734 ÷ 260,203 outstanding shares of beneficial interest)	$10.52

Maximum Offering Price Per Share — Class A ($10.52 ÷ 97.00%)	$10.85

Net Asset Value and Offering Price Per Share — Class C ($1,768,261 ÷ 168,197 outstanding shares of beneficial interest)	$10.51

See Notes to Financial Statements.

71

Allegiant Fixed Income Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2009

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
Investment Income:
Interest	$14,821	$9,419	$848	$16,843
Dividends	99	—	29	—
Income from affiliate(1)	34	34	5	126
Security lending income from non-affiliated investments	18	—	1	40
Security lending income from affiliated funds(1)	73	1	2	212

Total Investment Income	15,045	9,454	885	17,221

Expenses:
Investment advisory fees	1,325	806	40	1,604
Administration fees	163	109	7	212
12b-1 fees:
Class I	73	44	1	95
Class A	2	3	—	2
Class B	2	16	—	22
Class C	2	9	—	5
Shareholder servicing fees:
Class A	14	31	—	19
Class B	1	5	—	7
Class C	1	3	—	2
Transfer agent fees	49	54	2	73
Custodian fees	33	38	5	38
Professional fees	33	22	22	40
Pricing service fees	19	72	7	20
Printing and shareholder reports	21	11	1	25
Registration and filing fees	31	35	20	31
Trustees’ fees	17	12	1	23
Miscellaneous	4	4	1	4

Total Expenses	1,790	1,274	107	2,222

Less:
Waiver of investment advisory fees(1)	(98)	(93)	(40)	(180)
Expense reimbursements(1)	—	—	(7)	—

Net Expenses	1,692	1,181	60	2,042

Net Investment Income	13,353	8,273	825	15,179

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	(9,073)	280	(326)	(345)
Net change in unrealized appreciation/depreciation on investments	1,373	6,189	(814)	4,025

Net Gain (Loss) on Investments	(7,700)	6,469	(1,140)	3,680

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,653	$14,742	$(315)	$18,859

(1)	See Note 3 in Notes to Financial Statements.

See	Notes to Financial Statements.

72

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest	$5,799	$16,619	$2,356
Dividends	—	138	—
Income from affiliate(1)	52	110	28
Security lending income from non-affiliated investments	30	55	13
Security lending income from affiliated funds(1)	109	193	60

Total Investment Income	5,990	17,115	2,457

Expenses:
Investment advisory fees	534	1,337	183
Administration fees	84	171	44
12b-1 fees:
Class I	37	72	18
Class A	1	3	1
Class B	3	7	—
Class C	5	1	—
Shareholder servicing fees:
Class A	9	25	9
Class B	1	2	—
Class C	2	—	—
Transfer agent fees	27	203	14
Custodian fees	20	35	13
Professional fees	19	36	12
Pricing service fees	15	24	10
Printing and shareholder reports	10	21	4
Registration and filing fees	30	44	20
Trustees’ fees	9	20	4
Miscellaneous	2	5	3

Total Expenses	808	2,006	335

Less:
Waiver of investment advisory fees(1)	(47)	(200)	(43)

Net Expenses	761	1,806	292

Net Investment Income	5,229	15,309	2,165

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	667	(21,640)	309
Net realized gain (loss) on foreign currency transactions	—	(120)	—
Net change in unrealized appreciation/depreciation on investments	1,442	(2,787)	301

Net Gain (Loss) on Investments	2,109	(24,547)	610

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,338	$(9,238)	$2,775

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

73

Allegiant Tax Exempt Bond Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2009

	Intermediate Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund
Investment Income:
Interest	$3,053	$1,832	$4,756	$1,397
Income from affiliate(1)	14	10	32	12

Total Investment Income	3,067	1,842	4,788	1,409

Expenses:
Investment advisory fees	324	187	519	162
Administration fees	45	27	70	24
12b-1 fees:
Class I	18	6	28	6
Class A	1	2	3	—
Class B	1	1	4	—
Class C	—	—	5	8
Shareholder servicing fees:
Class A	12	27	25	5
Class B	—	—	1	—
Class C	—	—	2	3
Transfer agent fees	13	13	20	7
Custodian fees	8	6	11	6
Professional fees	12	10	20	9
Pricing service fees	9	5	14	6
Printing and shareholder reports	5	3	8	2
Registration and filing fees	23	17	10	6
Trustees’ fees	5	3	7	2
Miscellaneous	3	3	3	2

Total Expenses	479	310	750	248

Less:
Waiver of investment advisory fees(1)	(38)	(23)	(60)	(19)

Net Expenses	441	287	690	229

Net Investment Income	2,626	1,555	4,098	1,180

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	438	223	673	(129)
Net change in unrealized appreciation/depreciation on investments	(74)	(361)	1,092	715

Net Gain (Loss) on Investments	364	(138)	1,765	586

Net Increase in Net Assets Resulting from Operations	$2,990	$1,417	$5,863	$1,766

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

74

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Bond Fund		Government Mortgage Fund		High Yield Bond Fund
	For the Year Ended		For the Year Ended		For the Year Ended	For the Period
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	April 29, 2008** - May 31, 2008
Investment Activities:
Net investment income	$13,353	$16,987	$8,273	$11,786	$825	$39
Net realized gain (loss) on investments sold and foreign currency transactions	(9,073)	4,430	280	1,246	(326)	1
Net change in unrealized appreciation/depreciation on investments	1,373	1,061	6,189	3,767	(814)	(52)
Net increase from payment by affiliate(1)	—	102	—	68	—	—

Net increase (decrease) in net assets resulting from operations	5,653	22,580	14,742	16,867	(315)	(12)

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(13,301)	(16,723)	(7,995)	(11,202)	(803)	(38)
Class A	(265)	(285)	(584)	(552)	(17)	(1)
Class B	(11)	(15)	(87)	(115)	—	—
Class C	(8)	(7)	(47)	(46)	—	—
Distributions from net realized capital gains
Class I	—	—	—	—	(2)	—
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—

Total dividends	(13,585)	(17,030)	(8,713)	(11,915)	(822)	(39)

Share Transactions:
Proceeds from shares issued:
Class I	29,472	43,057	22,270	24,161	7,095	6,350
Class A	438	431	5,032	1,636	—	284
Class B	24	68	184	43	—	—
Class C	207	94	1,830	18	—	—
Exchange of Class B shares for Class A shares:(2)
Class A	222	—	2,432	—	—	—
Class B	(222)	—	(2,432)	—	—	—
Reinvestment of dividends:
Class I	4,645	3,734	1,947	1,648	625	38
Class A	185	197	432	399	17	1
Class B	9	12	65	87	—	—
Class C	8	6	27	35	—	—

Total proceeds from shares issued and reinvested	34,988	47,599	31,787	28,027	7,737	6,673

Value of shares redeemed:
Class I	(70,491)	(107,270)	(51,178)	(96,584)	(2,689)	—
Class A	(1,275)	(1,026)	(3,682)	(2,240)	—	(80)
Class B	(160)	(316)	(646)	(477)	—	—
Class C	(46)	(80)	(251)	(548)	—	—

Total value of shares redeemed	(71,972)	(108,692)	(55,757)	(99,849)	(2,689)	(80)

Increase (decrease) in net assets from share transactions	(36,984)	(61,093)	(23,970)	(71,822)	5,048	6,593

Total increase (decrease) in net assets	(44,916)	(55,543)	(17,941)	(66,870)	3,911	6,542

Net Assets:
Beginning of period	309,139	364,682	193,550	260,420	6,542	6,544

End of period*	$264,223	$309,139	$175,609	$193,550	$10,453	$6,542

* Including undistributed (distributions in excess of) net investment income	$26	$221	$(6)	$244	$5	$—

(1)	See Note 11 in Notes to Financial Statements.
(2	See Note 1 in Notes to Financial Statements.
**	Commencement of operations.

See Notes to Financial Statements.

76

Intermediate Bond Fund		Limited Maturity Bond Fund		Total Return Advantage Fund		Ultra Short Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
$15,179	$15,928	$5,229	$6,470	$15,309	$19,902	$2,165	$2,914
(345)	5,829	667	1,692	(21,760)	7,373	309	482
4,025	2,950	1,442	844	(2,787)	(2,970)	301	328
—	106	—	59	—	82	—	33

18,859	24,813	7,338	9,065	(9,238)	24,387	2,775	3,757

(14,788)	(15,488)	(5,040)	(6,254)	(14,724)	(19,591)	(2,192)	(2,873)
(309)	(366)	(125)	(133)	(532)	(510)	(82)	(51)
(100)	(150)	(12)	(16)	(41)	(57)	—	—
(20)	(17)	(16)	(13)	(9)	(9)	—	—
—	—	—	—	(3,752)	—	—	—
—	—	—	—	(105)	—	—	—
—	—	—	—	(12)	—	—	—
—	—	—	—	(2)	—	—	—

(15,217)	(16,021)	(5,193)	(6,416)	(19,177)	(20,167)	(2,274)	(2,924)

67,376	86,383	31,441	21,315	49,478	151,469	40,274	13,466
957	404	4,283	118	2,770	3,129	12,419	34
106	188	29	27	10	94	—	—
491	588	1,263	—	18	35	—	—
2,924	—	446	—	772	—	—	—
(2,924)	—	(446)	—	(772)	—	—	—
4,477	4,699	2,901	3,163	6,519	6,164	1,401	1,827
259	312	94	95	548	437	77	45
87	137	8	13	43	38	—	—
17	16	15	12	7	6	—	—

73,770	92,727	40,034	24,743	59,393	161,372	54,171	15,372

(76,952)	(84,308)	(36,233)	(42,822)	(272,710)	(165,296)	(15,640)	(22,250)
(2,245)	(1,694)	(943)	(1,025)	(4,688)	(2,149)	(938)	(1,281)
(1,165)	(1,054)	(87)	(74)	(521)	(227)	—	—
(115)	(439)	(76)	(31)	(104)	(59)	—	—

(80,477)	(87,495)	(37,339)	(43,952)	(278,023)	(167,731)	(16,578)	(23,531)

(6,707)	5,232	2,695	(19,209)	(218,630)	(6,359)	37,593	(8,159)

(3,065)	14,024	4,840	(16,560)	(247,045)	(2,139)	38,094	(7,326)

369,337	355,313	143,647	160,207	408,405	410,544	65,197	72,523

$366,272	$369,337	$148,487	$143,647	$161,360	$408,405	$103,291	$65,197

$212	$228	$(132)	$(179)	$48	$(53)	$251	$341

77

Allegiant Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Intermediate Tax Exempt Bond Fund
	For the Year Ended
	May 31, 2009	May 31, 2008
Investment Activities:
Net investment income	$2,626	$3,436
Net realized gain (loss) on investments sold	438	256
Net change in unrealized appreciation/depreciation on investments	(74)	631
Net increase from payment by affiliate(1)	—	17

Net increase in net assets resulting from operations	2,990	4,340

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(2,463)	(3,264)
Class A	(168)	(171)
Class B	(4)	(9)
Class C	—	—
Distributions from net realized capital gains:
Class I	(87)	(350)
Class A	(6)	(20)
Class B	—	(1)
Class C	—	—

Total dividends and distributions	(2,728)	(3,815)

Share Transactions:
Proceeds from shares issued:
Class I	10,569	5,837
Class A	2,279	274
Class B	—	—
Class C	42	9
Exchange of Class B shares for Class A shares:(2)
Class A	142	—
Class B	(142)	—
Reinvestment of dividends and distributions:
Class I	86	88
Class A	104	111
Class B	3	8
Class C	—	—

Total proceeds from shares issued and reinvested	13,083	6,327

Value of shares redeemed:
Class I	(17,981)	(32,613)
Class A	(1,784)	(1,763)
Class B	(35)	(241)
Class C	(8)	(6)

Total value of shares redeemed	(19,808)	(34,623)

Decrease in net assets from share transactions	(6,725)	(28,296)

Total decrease in net assets	(6,463)	(27,771)

Net Assets:
Beginning of year	76,594	104,365

End of year*	$70,131	$76,594

*Including undistributed (distributions in excess of) net investment income	$122	$(235)

(1)	See Note 11 in Notes to Financial Statements.
(2)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

78

Michigan Intermediate Municipal Bond Fund		Ohio Intermediate Tax Exempt Bond Fund		Pennsylvania Intermediate Municipal Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
$1,555	$2,143	$4,098	$4,749	$1,180	$1,334
223	704	673	574	(129)	290
(361)	(69)	1,092	1,329	715	358
—	12	—	19	—	6

1,417	2,790	5,863	6,671	1,766	1,988

(1,165)	(1,664)	(3,736)	(4,385)	(1,088)	(1,259)
(384)	(479)	(330)	(346)	(67)	(68)
(5)	(11)	(14)	(20)	—	—
(2)	(1)	(18)	(17)	(24)	(14)
(302)	(766)	—	—	(248)	(164)
(112)	(233)	—	—	(15)	(10)
(2)	(5)	—	—	—	—
(1)	(1)	—	—	(7)	(2)

(1,973)	(3,160)	(4,098)	(4,768)	(1,449)	(1,517)

3,911	7,379	18,876	21,223	3,002	4,119
580	210	3,814	805	708	294
2	—	—	—	—	—
26	23	91	16	1,482	55
145	—	601	—	—	—
(145)	—	(601)	—	—	—
76	150	49	67	30	20
394	580	260	279	56	52
7	13	9	14	—	—
2	2	11	11	24	15

4,998	8,357	23,110	22,415	5,302	4,555

(13,190)	(13,481)	(28,840)	(39,199)	(5,331)	(7,783)
(2,171)	(2,185)	(2,151)	(1,548)	(238)	(175)
(110)	(223)	(81)	(75)	—	—
—	(10)	(126)	—	(376)	—

(15,471)	(15,899)	(31,198)	(40,822)	(5,945)	(7,958)

(10,473)	(7,542)	(8,088)	(18,407)	(643)	(3,403)

(11,029)	(7,912)	(6,323)	(16,504)	(326)	(2,932)

48,802	56,714	120,344	136,848	37,136	40,068

$37,773	$48,802	$114,021	$120,344	$36,810	$37,136

$(89)	$(94)	$(65)	$(65)	$(47)	$(47)

79

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2009, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Fixed Income and Tax Exempt Bond Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Allegiant Funds discontinued offering Class B Shares to investors on May 31, 2006 and the Funds automatically exchanged all Class B Shares for Class A Shares of the same Fund in the amount equal to the aggregate net asset value of each shareholder’s holdings effective April 6, 2009 in a tax-free conversion.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Fixed Income and Tax Exempt Bond Funds. The financial statements of the Equity Funds and the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fixed Income and Tax Exempt Bond Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for

80

which market quotations are not readily available, are valued at the bid prices. The Funds, under supervision of the Board of Trustees, reserve the right to alternatively utilize the mean between the most recent bid and asked prices, should such prices be determined to more accurately represent valuation. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board of Trustees has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short-term obligations with greater than 60 days to maturity when purchased, are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Non-mutual fund short term investments held as collateral for loaned securities are valued at amortized cost.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

The Board of Trustees has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the New York Stock Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the New York Stock Exchange) that may impact the value of securities traded in these foreign markets. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security.

In accordance with the Financial Accounting Standards Board (“FASB”) issued Statement No. 157 Fair Value Measurements (“Statement 157”), fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. According to Statement 157, valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

81

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The adoption of Statement 157 on June 1, 2008 did not have any material effect on the amounts reported in the Funds’ financial statements.

The market value table which illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009 can be found at the end of each Fund’s Statement of Net Assets.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of average net assets; however, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or even allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Fixed Income and Tax Exempt Bond Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Fixed Income and Tax Exempt Bond Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

When-Issued and Delayed Delivery Transactions

For the purpose of enhancing the Fund’s yield, certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions (principally in mortgage-backed securities referred to as TBA’s or To Be Announced and COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Funds may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Funds account for such transactions as purchases and sales at the commitment date and maintain as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Loan Agreements

Certain Funds may invest in direct debt instruments which represent interests in amounts owed by corporate, governmental or other borrowers to lenders or lending syndicates. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan

82

agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. As of May 31, 2009, there were no unfunded loan commitments in the Funds.

Repurchase Agreements

Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation, from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Inflation-Indexed Bonds

Each Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Derivative Financial Instruments

Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently and are included in the respective Fund’s Statement of Net Assets. A Fund realizes gains or losses at the time the forward contracts are extinguished. The change in the unrealized gain or loss on open forward foreign currency contracts and the gain or loss recognized upon the close of forward foreign currency contracts are included in the respective Fund’s Statement of Operations. Such contracts, which are designed to protect the value of the Fund’s investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

Forward currency contracts are primarily used to hedge currency risk. During the period, single forward foreign currency contracts amounting to less than 2% of total net assets were held at various times within the Allegiant Total Return Advantage Fund for hedging purposes. In such cases, a Fund will typically enter into a contract to protect against foreign currency variations in approximation to the amount of securities denominated in such a foreign currency. Furthermore, such contracts may be entered into in anticipation of hedging against the effect of currency fluctuations when a foreign denominated security is purchased or sold, such as in the case of an anticipated security sale that would result in the receipt of a foreign currency at an anticipated future date which must then be exchanged for U.S. dollars. Alternatively, a Fund may also use foreign currency forwards to gain un-hedged exposure to various currencies and help to expand investment opportunities for diversification of portfolios, thus enabling a Fund to take advantage of a particular global monetary/fiscal policy view in a liquid manner. Details of forward foreign currency contracts open at period end are included in the respective Fund’s Statements of Net Assets and are reflective of typical volume and level exposure of such securities. As of May 31, 2009, there were no open forward foreign currency contracts in the Funds.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Fixed Income and Tax Exempt Bond Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “PNC Group”), are payable

83

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees or reimburse expenses of the Fund. The tables below list the advisory fees and waivers that were in effect for the period October 1, 2008 to May 31, 2009.

	Annual Rate	Fee Waiver	Expense Reimbursement
Bond Fund	0.45%	0.00%	—
Government Mortgage Fund	0.40%	0.00%	—
High Yield Bond Fund	0.50%	0.50%*	0.09	%*
Intermediate Bond Fund	0.40%	0.00%	—
Limited Maturity Bond Fund	0.35%	0.00%	—
Total Return Advantage Fund	0.40%	0.00%	—
Ultra Short Bond Fund	0.20%	0.00%	—
Intermediate Tax Exempt Bond Fund	0.40%	0.00%	—
Michigan Intermediate Municipal Bond Fund	0.40%	0.00%	—
Ohio Intermediate Tax Exempt Bond Fund	0.40%	0.00%	—
Pennsylvania Intermediate Municipal Bond Fund	0.40%	0.00%	—

*	The Adviser has agreed to waive fees and reimburse expenses to the extent needed to maintain the expense ratios of Class I and Class A Shares of High Yield Bond Fund at 0.75% and 1.00%, respectively. This voluntary waiver and reimbursement arrangement is expected to remain in effect until at least May 31, 2009 but may be changed or terminated by the Adviser at any time.

The Advisory Agreements for the Funds listed below were amended effective October 1, 2008. Prior to this, the advisory fees and waivers accrued during the period June 1, 2008 to September 30, 2008, based upon each Fund’s daily net assets, were as follows:

	Annual Rate	Fee Waiver
Bond Fund	0.55%	0.10%
Government Mortgage Fund	0.55%	0.15%
High Yield Bond Fund*	0.50%	0.50%
Intermediate Bond Fund	0.55%	0.15%
Limited Maturity Bond Fund	0.45%	0.10%
Total Return Advantage Fund	0.55%	0.15%
Ultra Short Bond Fund	0.40%	0.20%
Intermediate Tax Exempt Bond Fund	0.55%	0.15%
Michigan Intermediate Municipal Bond Fund	0.55%	0.15%
Ohio Intermediate Tax Exempt Bond Fund	0.55%	0.15%
Pennsylvania Intermediate Municipal Bond Fund	0.55%	0.15%
* The Advisory Agreement for the High Yield Bond Fund was not amended during the period.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Custodian Fees

PFPC Trust Co. (which will be renamed PNC Trust Company, on or about June 7, 2010), an affiliate of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the

84

Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PNC is Assistant Treasurer of the Trust and Advantage. Another officer of PNC is Assistant Secretary of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. The Rule 12b-1 plan for Class I was terminated June 18, 2009. For the period August 1, 2008 to May 31, 2009, the 12b-1 fee accrual rates were as shown below:

	Annual Rate
	Class I	Class A
Bond Fund	0.030%	0.030%
Government Mortgage Fund	0.030%	0.030%
High Yield Bond Fund	0.010%	0.010%
Intermediate Bond Fund	0.030%	0.030%
Limited Maturity Bond Fund	0.030%	0.030%
Total Return Advantage Fund	0.030%	0.030%
Ultra Short Bond Fund	0.030%	0.030%
Intermediate Tax Exempt Bond Fund	0.030%	0.030%
Michigan Intermediate Municipal Bond Fund	0.020%	0.020%
Ohio Intermediate Tax Exempt Bond Fund	0.030%	0.030%
Pennsylvania Intermediate Municipal Bond Fund	0.020%	0.020%

The accrual rate of 12b-1 fees changed effective August 1, 2008. Prior to this, the fees accrued during the period June 1, 2008 to July 31, 2008, based upon each Fund’s daily net assets, were as follows:

	Annual Rate
	Class I	Class A
Bond Fund	0.015%	0.015%
Government Mortgage Fund	0.015%	0.015%
Intermediate Bond Fund	0.015%	0.015%
Limited Maturity Bond Fund	0.015%	0.015%
Total Return Advantage Fund	0.015%	0.015%
Ultra Short Bond Fund	0.015%	0.015%
Intermediate Tax Exempt Bond Fund	0.015%	0.015%
Michigan Intermediate Municipal Bond Fund	0.015%	0.015%
Ohio Intermediate Tax Exempt Bond Fund	0.015%	0.015%
Pennsylvania Intermediate Municipal Bond Fund	0.010%	0.010%

The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket

85

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PNC and National City Bank (“NCB”), an affiliate of the Adviser, were parties to a Restated Co-Administration and Accounting Services Agreement, pursuant to which PNC and NCB served as Co-Administrators to the Trust for the period June 1, 2008 to February 28, 2009, in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. Effective March 1, 2009, PNC and the Adviser have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.0558% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2009, approximately 0.0248% was allocated to PNC and approximately 0.0310% was allocated to NCB and/or the Adviser.

Legal Fees

Expenses paid by the Trust during the year ended May 31, 2009 include legal fees of $592,453 paid to Drinker Biddle & Reath LLP. Of this amount, the Fixed Income and Tax Exempt Bonds Funds paid $98,441 to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Transfer Agent

PNC serves as Transfer Agent for the Funds. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2009, PNC received $2,557,262 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Fixed Income and Tax Exempt Bond Funds paid $481,777 to PNC.

Affiliated Funds

Pursuant to SEC rules, the Money Market Funds may invest cash balances not otherwise invested in portfolio securities to purchase shares of the Money Market Funds offered by the Trust, the Allegiant Advantage Fund, a separate investment company affiliated with the Trust and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

At May 31, 2009, a portion of the collateral held for securities lending was invested in the Allegiant Advantage Institutional Money Market Fund. Income earned from this investment, net of broker rebates and expenses incurred, is reported as “Security lending income from affiliated funds” in the Statement of Operations of the applicable Funds. Their total aggregate purchases and sales for the year ended May 31, 2009 are shown in the table below.

PNC Group owns a controlling interest in BlackRock, Inc. As a result of the merger of National City Corporation and PNC Group on December 31, 2008, the BlackRock Funds are considered to be affiliated with the Adviser.

At May 31, 2009, a portion of the collateral held for securities lending was invested in either the BlackRock Liquidity Funds FedFund Institutional Money Market Trust and/or the BlackRock Liquidity Funds TempFund Portfolio. Their total net purchases and sales for the period January 1, 2009 to May 31, 2009 are shown in the table below.

86

	Allegiant Advantage Institutional Money Market Fund (000)	Allegiant Money Market Funds (000)	BlackRock Liquidity Funds (000)
Bond Fund	$30,632	$—	$271
Government Mortgage Fund	1,241	—	—
High Yield Bond Fund	1,114	30	46
Intermediate Bond Fund	70,092	—	(1,419)
Limited Maturity Bond Fund	11,801	—	170
Total Return Advantage Fund	(12,752)	—	(991)
Ultra Short Bond Fund	14,555	—	(121)
Intermediate Tax Exempt Bond Fund	—	(764)	—
Ohio Intermediate Tax Exempt Bond Fund	—	(985)	—
Pennsylvania Intermediate Municipal Bond Fund	—	376	—

4. Investments

During the year ended May 31, 2009, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$221,455	$277,552
Government Mortgage Fund	154,459	170,450
High Yield Bond Fund	13,026	8,316
Intermediate Bond Fund	198,883	236,458
Limited Maturity Bond Fund	71,975	43,373
Total Return Advantage Fund	191,770	311,970
Ultra Short Bond Fund	89,195	42,827
Intermediate Tax Exempt Bond Fund	12,505	18,041
Michigan Intermediate Municipal Bond Fund	2,297	13,238
Ohio Intermediate Tax Exempt Bond Fund	12,118	19,751
Pennsylvania Intermediate Municipal Bond Fund	5,677	5,863

During the year ended May 31, 2009, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$75,837	$57,327
Intermediate Bond Fund	201,063	129,706
Limited Maturity Bond Fund	51,547	48,368
Total Return Advantage Fund	82,802	135,976
Ultra Short Bond Fund	31,256	37,247

5. Federal Income Taxes

Each of the Fixed Income and Tax Exempt Bond Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the ’more

87

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

likely than not’ threshold are recorded as an expense during the current year. A tax position that does meet the ’more likely than not’ recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions for the fiscal year ended May 31, 2009 and for all open tax years (tax years ended May 31, 2006 through May 31, 2008) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends and distributions paid during the years ended May 31, 2009 and May 31, 2008 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Bond Fund
2009	$—	$13,585	$—	$13,585
2008	—	17,030	—	17,030
Government Mortgage Fund
2009	—	8,713	—	8,713
2008	—	11,915	—	11,915
High Yield Bond Fund
2009	—	822	—	822
2008	—	39	—	39
Intermediate Bond Fund
2009	—	15,217	—	15,217
2008	—	16,021	—	16,021
Limited Maturity Bond Fund
2009	—	5,193	—	5,193
2008	—	6,416	—	6,416
Total Return Advantage Fund
2009	—	17,292	1,885	19,177
2008	—	20,167	—	20,167
Ultra Short Bond Fund
2009	—	2,274	—	2,274
2008	—	2,924	—	2,924
Intermediate Tax Exempt Bond Fund
2009	2,620	34	74	2,728
2008	3,295	5	515	3,815
Michigan Intermediate Municipal Bond Fund
2009	1,535	40	398	1,973
2008	2,082	79	999	3,160
Ohio Intermediate Tax Exempt Bond Fund
2009	4,098	—	—	4,098
2008	4,762	6	—	4,768
Pennsylvania Intermediate Municipal Bond Fund
2009	1,179	—	270	1,449
2008	1,336	45	136	1,517

88

As of May 31, 2009, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Undistributed Tax-Exempt Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforward (000)	Post October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Bond Fund	$290,330	$605	$—	$—	$(18,887)	$(6,253)	$(993)	$(579)	$264,223
Government Mortgage Fund	175,499	421	—	—	(6,519)	(147)	6,782	(427)	175,609
High Yield Bond Fund	11,641	30	—	—	(1)	(238)	(954)	(25)	10,453
Intermediate Bond Fund	367,948	970	—	—	(5,129)	—	3,242	(759)	366,272
Limited Maturity Bond Fund	154,488	—	—	—	(7,404)	(111)	1,645	(131)	148,487
Total Return Advantage Fund	192,672	1,165	—	—	(3,874)	(18,701)	(9,599)	(303)	161,360
Ultra Short Bond Fund	105,093	330	—	—	(2,609)	—	557	(80)	103,291
Intermediate Tax Exempt Bond Fund	67,571	7	317	347	—	—	2,084	(195)	70,131
Michigan Intermediate Municipal Bond Fund	36,013	—	—	—	—	—	1,848	(88)	37,773
Ohio Intermediate Tax Exempt Bond Fund	108,925	—	239	376	—	—	4,785	(304)	114,021
Pennsylvania Intermediate Municipal Bond Fund	34,920	—	40	—	(17)	(114)	2,068	(87)	36,810

Post-October losses represent losses realized on investment transactions from November 1, 2008 through May 31, 2009 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and cumulative basis adjustments for market discount.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, wash sales, market discount, paydowns, foreign currency transactions, distribution payables, dividends deemed paid upon shareholder redemption of Fund Shares and the expiration of capital loss carryforwards. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2009:

	Undistributed (Distributions in Excess of) Net Investment Income (000)		Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Bond Fund	$37		$6,810	$(6,847)
Government Mortgage Fund	190		1,801	(1,991)
High Yield Bond Fund	—	*	— *	—
Intermediate Bond Fund	22		(22)	—	*
Limited Maturity Bond Fund	11		32	(43)
Total Return Advantage Fund	98		(98)	—	*
Ultra Short Bond Fund	19		(19)	—
Intermediate Tax Exempt Bond Fund	366		(416)	50
Michigan Intermediate Municipal Bond Fund	6		(36)	30
Ohio Intermediate Tax Exempt Bond Fund	—		(115)	115
Pennsylvania Intermediate Municipal Bond Fund	(1)		1	—	*

*	Amount represents less than $500.

89

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the year ended May 31, 2009, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Government Mortgage Fund	$237
Limited Maturity Bond Fund	822
Ultra Short Bond Fund	291
Ohio Intermediate Tax Exempt Bond Fund	182

At May 31, 2009, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
Fund	2010	2012	2013	2014	2015	2017	Total
Bond Fund*	$11,952	$—	$—	$1,212	$2,875	$2,848	$18,887
Government Mortgage Fund*	—	2,107	—	2,274	2,138	—	6,519
High Yield Bond Fund	—	—	—	—	—	1	1
Intermediate Bond Fund	—	—	—	—	5,126	3	5,129
Limited Maturity Bond Fund	1,583	233	773	3,290	1,525	—	7,404
Total Return Advantage Fund	—	—	—	—	—	3,874	3,874
Ultra Short Bond Fund	—	—	216	1,609	784	—	2,609
Pennsylvania Intermediate Municipal Bond Fund	—	—	—	—	—	17	17

*	Capital loss carryforwards in the amount of (in thousands) $6,847 and $1,991 for the Bond Fund and the Government Mortgage Fund, respectively, expired unused during the year ended May 31, 2009.

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class C
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Bond Fund
Shares issued	3,051	4,314	45	42	22	9
Share exchanged	—	—	23	—	—	—
Share reinvested	483	371	19	20	1	1
Shares redeemed	(7,320)	(10,667)	(132)	(102)	(5)	(8)

Net increase (decrease)	(3,786)	(5,982)	(45)	(40)	18	2

Government Mortgage Fund
Shares issued	2,374	2,660	535	176	193	1
Share exchanged	—	—	256	—	—
Share reinvested	208	180	46	44	3	4
Shares redeemed	(5,510)	(10,541)	(396)	(245)	(27)	(60)

Net increase (decrease)	(2,928)	(7,701)	441	(25)	169	(55)

High Yield Bond Fund*
Shares issued	913	634	—	28	—	—
Share reinvested	82	4	2	—	—	—
Shares redeemed	(343)	—	—	(8)	—	—

Net increase	652	638	2	20	—	—

*	Commenced operations on April 29, 2008.

90

	Class I		Class A		Class C
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Intermediate Bond Fund
Shares issued	6,364	8,005	90	37	46	55
Share exchanged	—	—	274	—	—	—
Share reinvested	423	439	24	29	2	1
Shares redeemed	(7,251)	(7,869)	(212)	(157)	(11)	(41)

Net increase (decrease)	(464)	575	176	(91)	37	15

Limited Maturity Bond Fund
Shares issued	3,154	2,151	428	12	126	—
Share exchanged	—	—	45	—	—	—
Share reinvested	292	319	9	10	2	1
Shares redeemed	(3,644)	(4,316)	(94)	(103)	(8)	(3)

Net increase (decrease)	(198)	(1,846)	388	(81)	120	(2)

Total Return Advantage Fund
Shares issued	5,146	14,959	297	310	2	3
Share exchanged	—	—	85	—	—	—
Share reinvested	700	608	59	43	1	1
Shares redeemed	(29,365)	(16,294)	(501)	(212)	(11)	(6)

Net increase (decrease)	(23,519)	(727)	(60)	141	(8)	(2)

Ultra Short Bond Fund
Shares issued	4,014	1,352	1,238	2	—	—
Share reinvested	140	183	8	5	—	—
Shares redeemed	(1,563)	(2,233)	(93)	(127)	—	—

Net increase (decrease)	2,591	(698)	1,153	(120)	—	—

Intermediate Tax Exempt Bond Fund
Shares issued	1,087	596	233	29	4	1
Share exchanged	—	—	15	—	—	—
Share reinvested	9	9	11	11	—	—
Shares redeemed	(1,850)	(3,323)	(183)	(180)	(1)	(1)

Net increase (decrease)	(754)	(2,718)	76	(140)	3	—

Michigan Intermediate Municipal Bond Fund
Shares issued	392	731	58	21	3	2
Share exchanged	—	—	15	—	—	—
Share reinvested	8	15	40	57	—	—
Shares redeemed	(1,330)	(1,329)	(217)	(215)	—	(1)

Net increase (decrease)	(930)	(583)	(104)	(137)	3	1

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	1,699	1,929	342	73	8	2
Share exchanged	—	—	54	—	—	—
Share reinvested	4	6	24	25	1	1
Shares redeemed	(2,610)	(3,557)	(197)	(141)	(11)	—

Net increase (decrease)	(907)	(1,622)	223	(43)	(2)	3

91

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

	Class I		Class A		Class C
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Pennsylvania Intermediate Municipal Bond Fund
Shares issued	289	398	67	29	142	6
Share reinvested	3	2	5	5	2	1
Shares redeemed	(515)	(751)	(24)	(17)	(36)	—

Net increase (decrease)	(223)	(351)	48	17	108	7

7. Market and Credit Risk

Some countries in which certain of the Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

The Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in the Statements of Net Assets.

The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The Intermediate Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Statements of Net Assets. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At May 31, 2009, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond
AMBAC	22.0%	13.4%	20.5%	14.1%
FSA	15.2%	10.3%	15.8%	18.9%
MBIA	28.1%	37.8%	27.3%	28.6%
PSF-GTD	0.8%	—	—	—
Total	66.1%	61.5%	63.6%	61.6%

92

The rating of long-term debt as a percentage of total value of investments on May 31, 2009, is as follows:

Standard & Poor’s/Moody’s Ratings	Intermediate Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond
AAA/Aaa	8.5%	5.4%	8.8%	13.4%
AA/Aa	41.6%	59.4%	44.6%	41.2%
A/A	41.9%	30.4%	30.8%	29.3%
BBB/Baa	6.7%	3.0%	11.4%	8.6%
Total	98.7%	98.2%	95.6%	92.5%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

8. Securities Lending

To generate additional income, the Fixed Income Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Union Bank of California (“UBOC”), the securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 101.5% of the market value plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Effective April 1, 2009, the lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UBOC. Prior to April 1, 2009, the lending Funds received 70% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by UBOC.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

10. Recent Accounting Pronouncements

In March 2008, FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“Statement 161”), an amendment to FASB Statement No. 133. Statement 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Statement 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Funds have adopted Statement 161. The adoption of Statement 161 did not have a material impact on the amounts reported in the Funds’ financial statements.

In April 2009, FASB issued Statement No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“Statement 157-4”), an amendment to FASB

93

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

Statement No. 157. Statement 157-4 is intended to provide additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements, when the volume and level of activity for the asset or liability have significantly decreased. Statement 157-4 is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. The adoption of Statement 157-4 will not have an impact of the amounts reported in the financial statements.

11. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board of Trustees of the Trust established a committee comprising independent members of the Board of Trustees that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment is reflected as “Net Increase from Payment by Affiliate” in the Statements of Changes in Net Assets for the fiscal year ended May 31, 2008. The payment was allocated among the funds as recommended by the committee and did not result in a material impact on net asset value of any Fund. On November 9, 2007, the Adviser was notified by the SEC that they had concluded their examination and have no further requests or comments at that time.

12. Investment Adviser Transactions

On December 31, 2008, NCC was merged with and into The PNC Financial Services Group, Inc. (“PNC Group”), with PNC Group surviving the merger (the “Transaction”). As a result of the Transaction, the Adviser is now an indirect wholly-owned subsidiary of PNC Group. PNC, the Co-Administrator to the Funds, is a wholly-owned subsidiary of PNC Group. The Transaction may be deemed to have resulted in a change in control of the Adviser, causing the Fund’s advisory agreement with the Adviser to automatically terminate. On November 17, 2008, the Board of Trustees approved an interim advisory agreement and a new advisory agreement with the Adviser for each Fund of the Trust. Shareholders of the Funds ratified the interim investment advisory agreement and approved a new advisory agreement for each Fund of the Trust at shareholder meetings held on April 24, 2009 and May 1, 2009. See “Meetings of Shareholders of the Funds”.

13. Change in Accountant

Effective April 2, 2009, the Trustees of the Trust, upon recommendation of the Board’s audit committee, approved a change in the Funds’ independent registered public accounting firm from Ernst & Young LLP (“E&Y”) to Deloitte & Touche LLP following the voluntary resignation of E&Y as a result of independence conflicts that arose following the merger of National City Corporation into the PNC Group. For the years ended May 31, 2008 and May 31, 2007, E&Y’s audit reports contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

14. Subsequent Events

Subsequent events have been evaluated through July 27, 2009, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

94

Allegiant Fixed Income and Tax Exempt Bond Funds

MEETINGS OF SHAREHOLDERS OF THE FUNDS

(Unaudited)

On April 24, 2009, the Trust held a joint Special Meeting of Shareholders of the Funds to:

(1)	—	ratify an interim investment advisory agreement with Allegiant Asset Management Company for each Fund of the Trust;

(2)	—	approve a new investment advisory agreement with Allegiant Asset Management Company for each Fund of the Trust;

(3)	—	authorize Allegiant Asset Management Company, upon approval of the Board of Trustees, to enter into or materially amend sub-advisory agreements related to Funds without shareholder approval, commonly referred to as “manager of managers” arrangements and

Shareholders of record of the Funds on February 11, 2009 were entitled to vote on the proposals.

The proposals were approved by shareholders at the meetings held on April 24, 2009 and May 1, 2009, and the following votes were recorded during the meetings:

	Votes For		Votes Against		Abstained
Proposal	Number	Percentage	Number	Percentage	Number	Percentage
Bond Fund (Record date outstanding shares: 27,148,370)
1	21,221,601	99.79%	12,103	0.06%	33,505	0.16%
2	21,220,858	99.78%	12,384	0.06%	33,967	0.16%
3	21,098,848	99.21%	121,833	0.57%	46,528	0.22%
Government Mortgage Fund (Record date outstanding shares: 18,338,213)
1	15,011,985	99.10%	51,306	0.34%	85,254	0.56%
2	14,963,154	98.78%	91,844	0.61%	93,547	0.62%
3	14,815,609	97.80%	224,378	1.48%	108,558	0.72%
High Yield Bond Fund (Record date outstanding shares: 1,007,343)
1	1,005,877	100.00%	—	0.00%	—	0.00%
2	1,005,877	100.00%	—	0.00%	—	0.00%
3	1,004,795	99.89%	—	0.00%	1,082	0.11%
Intermediate Bond Fund (Record date outstanding shares: 33,441,255)
1	31,095,778	99.83%	17,173	0.06%	34,743	0.11%
2	31,094,314	99.83%	18,191	0.06%	35,189	0.11%
3	30,880,634	99.14%	232,353	0.75%	34,707	0.11%
Limited Maturity Bond Fund (Record date outstanding shares: 13,020,374)
1	10,720,836	99.83%	11,506	0.11%	6,452	0.06%
2	10,719,690	99.82%	11,506	0.11%	7,598	0.07%
3	10,705,723	99.69%	25,647	0.24%	7,424	0.07%
Total Return Advantage Fund (Record date outstanding shares: 18,605,901)
1	16,476,772	99.07%	32,560	0.20%	121,528	0.73%
2	16,477,171	99.08%	32,372	0.19%	121,317	0.73%
3	13,600,999	81.78%	2,906,386	17.48%	123,475	0.74%
Ultra Short Bond Fund (Record date outstanding shares: 6,640,393)
1	5,583,530	99.84%	6,914	0.12%	1,994	0.04%
2	5,583,530	99.84%	6,914	0.12%	1,994	0.04%
3	5,436,577	97.21%	144,472	2.58%	11,389	0.20%

95

Allegiant Fixed Income and Tax Exempt Bond Funds

MEETINGS OF SHAREHOLDERS OF THE FUNDS

(Unaudited)

	Votes For		Votes Against		Abstained
Proposal	Number	Percentage	Number	Percentage	Number	Percentage
Intermediate Tax Exempt Bond Fund (Record date outstanding shares: 7,326,465)
1	6,876,412	99.53%	18,272	0.26%	14,151	0.20%
2	6,876,412	99.53%	18,272	0.26%	14,151	0.20%
3	6,857,641	99.26%	34,330	0.50%	16,864	0.24%
Michigan Intermediate Municipal Bond Fund (Record date outstanding shares: 3,842,618)
1	3,329,300	99.39%	2,207	0.07%	18,192	0.54%
2	3,327,258	99.33%	2,207	0.07%	20,234	0.60%
3	3,275,391	97.78%	54,073	1.61%	20,235	0.60%
Ohio Intermediate Tax Exempt Bond Fund (Record date outstanding shares: 9,886,499)
1	9,053,814	99.12%	43,066	0.47%	37,575	0.41%
2	9,053,858	99.12%	43,066	0.47%	37,531	0.41%
3	9,013,198	98.67%	72,617	0.79%	48,640	0.53%
Pennsylvania Intermediate Municipal Bond Fund (Record date outstanding shares: 3,495,320)
1	3,270,774	100.00%	—	0.00%	—	0.00%
2	3,270,774	100.00%	—	0.00%	—	0.00%
3	3,230,948	98.78%	39,825	1.22%	1	0.00%

96

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends/distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2009 income tax purposes will be sent to them in early 2010. Please consult your tax advisor for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2009 tax year end, please consult you tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Total Return Advantage Fund	$1,885
Intermediate Tax Exempt Bond Fund	429
Michigan Intermediate Municipal Bond Fund	428
Ohio Intermediate Tax Exempt Bond Fund	492
Pennsylvania Intermediate Municipal Bond Fund	270

Of the dividends paid from net investment income, excluding short term capital gains, by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	99.44%
Michigan Intermediate Municipal Bond Fund	100.00%
Ohio Intermediate Tax Exempt Bond Fund	100.00%
Pennsylvania Intermediate Municipal Bond Fund	100.00%

A portion of this income may be subject to alternative minimum tax.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
High Yield Bond Fund	3.57%

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
High Yield Bond Fund	3.59%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

97

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

Proxy Voting

A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at AllegiantFunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust’s website at AllegiantFunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

98

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, OH 44114

Allegiant®

AllegiantFunds.com

The Discipline of Investing, a Commitment to Results

AR-003-0609

ANNUAL REPORT

May 31, 2009

Money Market Funds

Allegiant

AllegiantFunds.com

The Discipline of Investing, a Commitment to Results

ALLEGIANT MONEY MARKET FUNDS

ANNUAL REPORT

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

OTHER ALLEGIANT FUNDS

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

	Financial Highlights	Statements of Net Assets
Government Money Market Fund	11	13
Money Market Fund	11	15
Ohio Municipal Money Market Fund	12	18
Pennsylvania Tax Exempt Money Market Fund	12	22
Tax Exempt Money Market Fund	12	25
Treasury Money Market Fund	12	32

Statements of Operations		34
Statements of Changes in Net Assets		36
Notes to Financial Statements		38
Meetings of Shareholders of the Funds		47
Notice to Shareholders		48
Proxy Voting and Quarterly Schedules of Investments		48

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the Allegiant Money Market Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at AllegiantFunds.com. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Allegiant Asset Management Company serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with Allegiant Asset Management Company and is not a bank. Allegiant Asset Management Company is a registered trademark of The PNC Financial Services Group, Inc.

©2009 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Notwithstanding the preceding statements, shareholders of the Funds will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. See page 45 for more details on the program.

Allegiant Money Market Funds

CHAIRMAN’S AND PRESIDENT’S MESSAGE

Dear Shareholders:

We are pleased to provide you with important annual financial information about Allegiant Funds, as well as a review of the financial markets and events shaping global markets. During the year ended May 31, 2009, total assets of the Allegiant Funds declined from $11.5 to $8.9 billion as a result of significant declines in equity market values and related shareholder outflows. Total assets in money market funds have declined from $6.7 to $5.9 billion having initially increased during the height of market uncertainty last year.

In the course of the past year’s turbulent markets, Allegiant Fund’s investment management teams continue to execute on their disciplined investment processes with a primary focus on principal preservation and liquidity.

In addition, work to integrate your adviser into its new parent, The PNC Financial Services Group, Inc. (PNC), is underway. The integration process has afforded us the opportunity to thoroughly analyze and evaluate the funds’ products and capabilities in an effort to identify those which best support the needs of today’s market and shareholders’ interests. Our goal is to provide shareholders with the best array of products, managed by experienced professionals using solid investment processes with active risk management.

We encourage investors who have questions about their investments to contact our Shareholder Services Group at 1-800-622-FUND (3863) or visit the Allegiant Funds website at AllegiantFunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

Robert D. Neary Chairman	John Abunassar President

1

Allegiant Money Market Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“The massive fiscal stimulus effort has also spawned concern over the rapidly escalating federal budget deficit and the increasing need to finance the deficit through the stepped-up issuance of Treasury bonds....”

The Economy in Review

The 12 months since the end of May 2008 contain the most sobering set of economic developments since the Great Depression. What originally looked like a moderate recession centered in the U.S. has since unfolded into a now global economic meltdown. The “Great Recession” of 2008-09 has engulfed nearly all segments of the U.S. economy, and nearly all U.S. regions. It has spread well beyond the borders of the U.S. to infect major segments of the global economy, including nearly all of the Americas and Europe, and much of Asia.

Last summer began with concerns about a slowing U.S. economy as residential real estate markets imploded and oil prices exploded. The collapse of Bear Stearns and subsequent acquisition by JP Morgan, completed on May 30, 2008, was viewed as a shot across the bow of financial markets, but did not result in a gaping hole in Wall Street. That would come later, in September.

House construction had already slowed significantly through 2007 as the sub-prime flu spread through residential real estate markets. The slide in house building was leveling out as construction stabilized in early 2008, but then construction began to slip again by mid-year. House prices were falling, as they had been on a monthly basis since late 2006. Unfortunately the downdraft in housing markets was exerting an increasingly strong pull in financial markets through the securitization of residential mortgages.

Oil was adding its own drag to the economy as prices peaked just shy of $150 dollars per barrel by mid-July 2008 and regular gasoline prices surged to nearly $4.50 per gallon. The serious drags from housing and oil were eating away at consumer and business confidence, contributing to a steady, but moderate, loss of jobs through last summer.

In September of 2008, conditions took a dramatic turn for the worse. On September 7, mortgage intermediaries Fannie Mae and Freddie Mac were placed into conservatorship, supervised by the Federal Finance Housing Agency. Lehman Brothers filed for bankruptcy protection on September 15. The next day, on September 16, the Federal Reserve created an $85 billion credit facility to prevent a similar collapse of insurance giant American International Group. Wall Street would never be the same.

The gaping hole in financial markets left by the events of September 2008 quickly translated into rapidly deteriorating economic conditions. Job losses escalated, eventually peaking at a net loss of 741,000 jobs nationally in January 2009. Automobile sales plunged. By virtually every measure the U.S. economy was in free fall in the fourth quarter of 2008. The Federal Reserve undertook very aggressive steps that December, bringing the Fed funds rate effectively to zero while increasing the size and scope of their liquidity enhancement programs.

Economic conditions since the end of 2008 have improved, but the improvement is only relative to an extremely weak starting point. At the end of 2008 the U.S. economy was contracting at an alarming rate. Real gross domestic product for the fourth quarter of the 2008 declined at a 6.3 percent annualized rate, the worst rate in over 26 years, since the first quarter of 1982. In the first quarter of 2009 real GDP declined at a slightly “less bad” 5.5 percent annualized rate. By the end of the first quarter the rate of contraction was noticeably slower, and some economic indicators showed signs of stabilizing.

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

2

“...with the collapse of Lehman Brothers, equities prices plummeted.”

In response to the dire conditions through the winter of 2008/09, the first priority for the incoming Obama administration was the passage of a record-setting fiscal stimulus bill. The American Recovery and Reinvestment Act of 2009 authorized a $787 billion fiscal stimulus bill that is now just beginning to prod economic activity. The massive fiscal stimulus effort has also spawned concern over the rapidly escalating federal budget deficit and the increasing need to finance the deficit through the stepped-up issuance of Treasury bonds.

Late in the first quarter of 2009 evidence of a decrease in the rate of economic contraction was increasingly visible. These are the so-called “green shoots” seen in a variety of economic indicators in the U.S. and abroad. Second quarter real GDP is now expected to be “less bad” than the first quarter, contracting at around a 2.5 percent annualized rate. While the slower rate of contraction is a hopeful sign that better conditions will follow later in the year, it looks good now only in comparison to the truly awful preceding quarters.

Equity Markets

With the tremendous turmoil visible in almost all parts of the global economy over the last year, the bears have strongly dominated equity market psychology. In early May of 2008 the S&P 500 rallied back to 1400 after the initial slump from the cyclical highs of October 2007 when the S&P 500 crested at 1560. The rally proved to be short lived. The problems at Bear Stearns rattled investors and equity prices took another leg down in late May to stabilize in August at just under 1300.

In September, with the collapse of Lehman Brothers, equities prices plummeted. When the dust settled, the S&P 500 had fallen to 900 in December 2008. Heightened uncertainty about global economic conditions and the health of the banking sector combined with falling oil prices to drive equity prices down again through February with the S&P 500 briefly dipping below 700 in early March 2009. The total peak to trough slide in the S&P 500 to March 2009 was a sobering 55 percent.

Equities felt oversold at their very depressed early March prices. With the increasing commentary about economic “green shoots” through the month, as well as a sustained increase in oil prices, stock prices rallied through the end of May when the S&P 500 recovered to 950. Major overseas markets largely mirrored the U.S. pattern over the last year.

Fixed Income Markets

Heading into May 2008, Treasury yield spreads were widening as the short end of the yield curve fell in line with the steady easing by the Federal Reserve. The Fed funds rate was lowered from 5.25 percent in July 2007 to 2.00 percent by May 2008. The unprecedented events of September 2008 threw credit markets into extreme dislocation requiring the Federal Reserve ease the Fed funds rate aggressively last autumn. Fed actions included two unscheduled Federal Open Market Committee (“FOMC”) announcements in late September and early October, leading to the historic announcement in December 2008 that the Fed funds rate would be set to a range of 0.00 to 0.25 percent, where it remains today. In addition to the historic interest rate easing, the Federal Reserve has also undertaken an aggressive “credit easing” policy designed to facilitate the functioning of highly stressed credit markets.

At the end of 2008, the long end of the Treasury yield curve also dipped with the yield on 10-year bonds falling to 2.08 percent in mid-December. The yield on 10-year T-bonds has climbed steadily through April to reach 3.71 percent at the end of May as fears of future inflation increased with the Fed’s sizable expansion of its balance sheet.

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

3

Allegiant Money Market Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“...Federal Reserve has also undertaken an aggressive “credit easing” policy designed to facilitate the functioning of highly stressed credit markets.”

In its most recent policy announcement on June 24, the FOMC renewed its stance that it saw few inflationary pressures. According to their statement, even though commodity prices have risen lately, the slack in the economy (measurable by high unemployment and low capacity utilization) will likely dampen cost pressures. The Committee expects that inflation will remain subdued for some time. This is their way of acknowledging the declining risk of deflation while still emphasizing that they expect little inflationary pressure.

The FOMC kept the amount and timing of their balance sheet operations unchanged. In order to support mortgage lending and overall credit market conditions, they reaffirmed their plan to purchase a total of up to $1.25 trillion of mortgage-backed securities and $200 billion of agency debt by the end of the year. They will also purchase up to $300 billion of Treasury securities by autumn.

The FOMC gave no specifics on credit and liquidity operations other than to say that they will make adjustments as warranted. Also missing from the statement were any specifics about the Fed’s “exit strategy” from its near zero funds rate target and its substantial expansion of its balance sheet. The FOMC may give more details on the exit strategy by its August 10 meeting to reassure those who have inflationary concerns about the market.

The Outlook

Economic indicators in the spring months reinforce our view that we are possibly seeing the prelude to the end of the “Great Recession” of 2008-09 by late this year. Beginning in March we saw some signs that the worst of the economy’s free-fall may be finally tapering-off. Increasingly through April and May we saw more signs of “green shoots” in the economy – tentative signs that some parts of the economy are starting to stabilize or improve. Some industries are showing improvement from a rock bottom level, and so can not yet be called evidence of a sustainable rebound. Among these is automobile production which was virtually halted in May at both GM and Chrysler after they declared bankruptcy. Automobile production will be ramped up in the summer quarter for 2010 models as 2009 model vehicle inventories are purged by price cuts. Another key sign of stabilization is seen in existing home sales and home construction. Other forward-looking signs pointing to a return to real GDP growth by the fourth quarter include the rebound in stock prices, an increase in the money supply, narrowing credit spreads and the large inventory draw-down in the opening half of this year.

Even with some evidence of improvement in economic indicators and expectations of positive real GDP growth by the fourth quarter of this year, fundamental drags remain in place. The unemployment rate is key among these and will likely continue to increase through the remainder of 2009, cresting near 10 percent before slowly waning through 2010 and 2011. House prices have not yet bottomed out and will likely continue to fall as foreclosure rates remain highly elevated through the rest of this year. The loss of wealth for average households from falling house prices represents a serious long-term drag on consumer spending. Other drags on consumer spending include a rising savings rate, ongoing household deleveraging, and the recent increase in crude oil and gasoline prices. The numerous drags on the economy will lead to a subnormal recovery trajectory in 2010.

We expect the FOMC to hold their Fed funds rate target at 0.00 to 0.25 percent well into 2010 as inflation fears subsides and only a modest U.S. economic recovery process starts in late 2009.

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

4

“...numerous drags on the economy will lead to a subnormal recovery trajectory in 2010.”

We look for the 10-year Treasury note rate to recede through September. Spring seasonal factors have helped push up the 10-year Treasury note rate to near 4.00 percent in addition to: 1) huge Treasury note sales to fund the growing Federal deficit, 2) market concerns about faster future inflation and 3) a rise in real rates as the U.S. economic outlook improves. The 10-year Treasury note rate peaked for the year at 4.89 percent on June 14, 2004, at 5.25 percent on June 28, 2006, at 5.26 percent on June 12, 2007 and at 4.27 percent on June 13, 2008. As in these previous four out of the past five years, we expect the 10-year Treasury note rate will peak for this year in June, perhaps as high as 4.25 percent, before sliding back down to near 3.25 percent in the latter half of this year.

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

5

Allegiant Money Market Funds

SUMMARY OF PORTFOLIO HOLDINGS

The tables below present portfolio holdings as a percentage of total investments for each of the Allegiant Money Market Funds as of May 31, 2009.

Government Money Market Fund

Federal Home Loan Mortgage Corporation	23.2%
Federal Home Loan Bank	22.3
Federal National Mortgage Association	16.5
Repurchase Agreements	15.1
Federal Farm Credit Bank	9.5
Commercial Paper	6.8
U.S. Treasury Obligations	4.3
Money Market Fund	2.3
100.0%

Money Market Fund

U.S. Government Agency Obligations	40.8%
Commercial Paper	24.8
Repurchase Agreements	15.2
Corporate Bonds	9.2
U.S. Treasury Obligations	4.1
Funding Agreements	2.3
Affiliated Money Market Fund	1.9
Certificates of Deposit	1.7
100.0%

Ohio Municipal Money Market Fund

Hospital/Nursing Homes Revenue Bonds	29.4%
Education Revenue Bonds	23.2
Anticipation Notes	14.5
General Obligation Bonds	10.3
Pollution Control Revenue Bonds	6.2
Industrial Development Revenue Bonds	4.0
Public Facilities Revenue Bonds	3.9
Affiliated Money Market Fund	2.8
Other Revenue Bonds	2.2
Transportation Revenue Bonds	1.8
Tax Exempt Commercial Paper	0.9
Retirement Communities Revenue Bonds	0.4
Water/Sewer Revenue Bonds	0.4
100.0%

Pennsylvania Tax Exempt Money Market Fund

Education Revenue Bonds	24.4%
Industrial Development Revenue Bonds	18.4
Hospital/Nursing Homes Revenue Bonds	10.5
General Obligation Bonds	10.3
Pollution Control Revenue Bonds	9.2
Tax Exempt Commercial Paper	8.4
Transportation Revenue Bonds	8.2
Public Purpose Revenue Bonds	5.4
Affiliated Money Market Fund	2.1
Other Revenue Bonds	2.0
Anticipation Notes	1.1
100.0%

Tax Exempt Money Market Fund

Education Revenue Bonds	30.1%
General Obligation Bonds	14.2
Other Revenue Bonds	13.5
Hospital/Nursing Homes Revenue Bonds	9.0
Anticipation Notes	8.6
Industrial Development Revenue Bonds	8.2
Pollution Control Revenue Bonds	6.0
Public Facilities Revenue Bonds	4.4
Affiliated Money Market Fund	3.8
Transportation Revenue Bonds	1.5
Public Purpose Revenue Bonds	0.4
Water/Sewer Revenue Bonds	0.2
Utility Revenue Bonds	0.1
100.0%

Treasury Money Market Fund

U.S. Treasury Bills	85.8%
Affiliated Money Market Fund	7.8
U.S. Treasury Notes	4.0
Money Market Fund	2.4
100.0%

6

Allegiant Money Market Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class C Shares of the Money Market Fund and which are described in the Prospectus. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2008 to May 31, 2009) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2009.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2008 to May 31, 2009).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Annualized Expense Ratio	Expenses Paid During Period*
Government Money Market Fund

Actual
Class I	$1,000.00	$1,002.60	0.41%	$2.05
Class A	1,000.00	1,001.96	0.55	2.75
Hypothetical**
Class I	1,000.00	1,022.89	0.41	2.07
Class A	1,000.00	1,022.19	0.55	2.77

Money Market Fund

Actual
Class I	$1,000.00	$1,002.07	0.42%	$2.10
Class A	1,000.00	1,001.60	0.52	2.59
Class C	1,000.00	1,001.42	0.54	2.69
Hypothetical**
Class I	1,000.00	1,022.84	0.42	2.12
Class A	1,000.00	1,022.34	0.52	2.62
Class C	1,000.00	1,022.24	0.54	2.72

Ohio Municipal Money Market Fund

Actual
Class I	$1,000.00	$1,002.35	0.32%	$1.60
Class A	1,000.00	1,001.66	0.46	2.30
Hypothetical**
Class I	1,000.00	1,023.34	0.32	1.61
Class A	1,000.00	1,022.64	0.46	2.32

Pennsylvania Tax Exempt Money Market Fund

Actual
Class I	$1,000.00	$1,001.80	0.34%	$1.70
Class A	1,000.00	1,001.15	0.47	2.34
Hypothetical**
Class I	1,000.00	1,023.24	0.34	1.72
Class A	1,000.00	1,022.59	0.47	2.37

Tax Exempt Money Market Fund

Actual
Class I	$1,000.00	$1,002.20	0.32%	$1.60
Class A	1,000.00	1,001.53	0.46	2.30
Hypothetical**
Class I	1,000.00	1,023.34	0.32	1.61
Class A	1,000.00	1,022.64	0.46	2.32

Treasury Money Market Fund

Actual
Class I	$1,000.00	$1,000.19	0.32%	$1.60
Class A	1,000.00	1,000.19	0.32	1.60
Hypothetical**
Class I	1,000.00	1,023.34	0.32	1.61
Class A	1,000.00	1,023.34	0.32	1.61

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

**	Assumes annual return of 5% before expenses.

7

Allegiant Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees

Robert D. Neary 75	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	31

Dorothy A. Berry 65	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	31

Kelley J. Brennan 67	Chairman of the Audit Committee	Since August 2007	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	31
	Trustee	Since April 2006

John F. Durkott 65	Trustee	Since November 1993	President and Chief Executive Officer, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	31

Richard W. Furst 70	Trustee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance, 2000-2003, Dean and Professor of Finance, 1981-2003, Gatton College of Business and Economics, University of Kentucky; Director, Central Bank & Trust Co.; Director, Central Bancshares.	31

Gerald L. Gherlein 71	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	31

Dale C. LaPorte 67	Chairman of the Legal Compliance Committee	Since May 2009	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP; Director, Invacare Corporation.	31
	Trustee	Since April 2005

Kathleen Cupper Obert 50	Trustee	Since August 2002	Chairman and Chief Executive Officer, Edward Howard & Co. (public relations agency), since 2000.	31

Interested Trustee

John Abunassar 42[5]	President and CEO Trustee	Since November 2008	Executive Vice President, PNC Financial Services Group, Inc., and Chief Executive Officer, Allegiant Asset Management Company, since June 2004; Senior Managing Director of Institutional Asset Management, Banc One Investment Advisers, 2000 – 2003.	31

8

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years/ Other Directorships	Number of Portfolios in the Fund Complex Overseen by Trustee
Officers

Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 54	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), PNC Financial Services Group, Inc. and Managing Director, Allegiant Asset Management Group (formerly Armada Funds Group), since June 1999; Managing Director, Allegiant Asset Management Company (formerly National City Investment Management Company), since May 1996.	N/A

John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114 43	Treasurer	Since May 2008	Senior Vice President (formerly Vice President), PNC Financial Services Group, Inc. and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 - 2004.	N/A
	Assistant Treasurer	From February 2005 to May 2008

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 41	Assistant Treasurer	Since May 2008	Vice President and Senior Director, Accounting and Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since September 2002.	N/A
	Treasurer	From February 2006 to May 2008

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 55	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 37	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.

[2]	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected and qualified.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Abunassar also serve as Chairman and President and CEO, respectively, of Advantage.

[4]

The “Fund Complex” consists of registered investment companies for which Allegiant Asset Management Company (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes 30 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Abunassar is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President of PNC Financial Services Group, Inc. (“PNC”), and (2) he owns shares of common stock and options to purchase common stock of PNC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky and Ms. Talley also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Chief Legal Officer from January 2009 until May 2009 and Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

9

Allegiant Money Market Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allegiant Funds

We have audited the accompanying statements of net assets of the Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, and Treasury Money Market Fund, six of the thirty portfolios constituting the Allegiant Funds (the “Trust”) as of May 31, 2009, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended May 31, 2008 and the financial highlights for each of the four years in the period ended May 31, 2008 were audited by other auditors whose report dated July 18, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios listed in the first paragraph as of May 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 27, 2009

10

Allegiant Money Market Funds

FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Income†	Realized and Unrealized Loss on Investments		Payment from Affiliate†			Dividends from Net Investment Income	Net Asset Value, End of Year	Total Return	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)
GOVERNMENT MONEY MARKET FUND
CLASS I
2009	$1.00	$0.01	$	— *		$—		$(0.01)	$1.00	1.17%	$820,668	0.40%	1.11%	0.42%	1.09%
2008	1.00	0.04		— *		— *	(2)	(0.04)	1.00	3.97	675,860	0.36	3.73	0.41	3.68
2007	1.00	0.05		— *		—		(0.05)	1.00	5.01	464,208	0.37	4.90	0.42	4.85
2006	1.00	0.04		—		—		(0.04)	1.00	3.69	576,444	0.41	3.61	0.49	3.53
2005	1.00	0.02		—		—		(0.02)	1.00	1.58	724,656	0.44	1.43	0.54	1.33
CLASS A
2009	$1.00	$0.01	$	— *		$—		$(0.01)	$1.00	0.98%	$329,859	0.59%	0.97%	0.66%	0.90%
2008	1.00	0.04		— *		— *	(2)	(0.04)	1.00	3.71	406,570	0.61	3.48	0.66	3.43
2007	1.00	0.05		— *		—		(0.05)	1.00	4.75	339,913	0.62	4.65	0.67	4.60
2006	1.00	0.03		—		—		(0.03)	1.00	3.43	391,159	0.66	3.36	0.74	3.28
2005	1.00	0.01		—		—		(0.01)	1.00	1.33	441,606	0.69	1.18	0.79	1.08
MONEY MARKET FUND
CLASS I
2009	$1.00	$0.01	$	— *	$	— *	(4)	$(0.01)	$1.00	1.26%	$1,949,721	0.40%	1.34%	0.42%	1.32%
2008	1.00	0.04		— *		— *	(2)	(0.04)	1.00	4.23	2,530,902	0.36	4.11	0.41	4.06
2007	1.00	0.05		— *		—		(0.05)	1.00	5.09	2,400,557	0.37	4.98	0.42	4.93
2006	1.00	0.04		—		—		(0.04)	1.00	3.75	2,107,744	0.41	3.65	0.49	3.57
2005	1.00	0.02		—		— *	(1)	(0.02)	1.00	1.62	2,373,840	0.42	1.57	0.52	1.47
CLASS A
2009	$1.00	$0.01	$	— *	$	— *	(4)	$(0.01)	$1.00	1.08%	$599,885	0.58%	1.20%	0.67%	1.11%
2008	1.00	0.04		— *		— *	(2)	(0.04)	1.00	3.97	885,276	0.61	3.86	0.66	3.81
2007	1.00	0.05		— *		—		(0.05)	1.00	4.82	902,964	0.62	4.73	0.67	4.68
2006	1.00	0.03		—		—		(0.03)	1.00	3.49	749,629	0.66	3.40	0.74	3.32
2005	1.00	0.01		—		— *	(1)	(0.01)	1.00	1.37	734,047	0.67	1.32	0.77	1.22
CLASS C
2009	$1.00	$0.01	$	— *	$	— *	(4)	$(0.01)	$1.00	0.70%	$189	0.93%	0.72%	1.39%	0.26%
2008	1.00	0.03		— *		— *	(2)	(0.03)	1.00	3.22	108	1.35	3.12	1.40	3.07
2007	1.00	0.04		— *		—		(0.04)	1.00	4.07	107	1.35	4.00	1.40	3.95
2006	1.00	0.03		—		—		(0.03)	1.00	2.76	107	1.37	2.69	1.45	2.61
2005	1.00	0.01		—		— *	(1)	(0.01)	1.00	0.94	685	1.09	0.90	1.49	0.50

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

Capital infusions in June and July 2004 resulted in a $0.001, $0.003, and $0.000 effect to the net asset value per share of Class I, Class A and Class C, respectively, for the year ended May 31, 2005 and had no effect on the total return of the Fund.

(2)	See Note 8 in Notes to Financial Statements.

(3)	See Note 9 in Notes to Financial Statements.

(4)	See Note 13 in Notes to Financial Statements.

See Notes to Financial Statements.

11

Allegiant Money Market Funds

FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Income†		Realized and Unrealized Gain (Loss) on Investments		Payment from Affiliate†		Dividends from Net Investment Income		Net Asset Value, End of Year	Total Return	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)
OHIO MUNICIPAL MONEY MARKET FUND
CLASS I
2009	$1.00		$0.01		$—	$—			$(0.01)	$1.00	1.23%	$386,658	0.31%	1.21%	0.36%	1.16%
2008	1.00		0.03		—	— *	(2)		(0.03)	1.00	3.01	361,184	0.27	2.92	0.32	2.87
2007	1.00		0.03		—	—			(0.03)	1.00	3.40	293,090	0.27	3.35	0.32	3.30
2006	1.00		0.03		—	—			(0.03)	1.00	2.58	315,415	0.31	2.55	0.45	2.41
2005	1.00		0.01		—	—			(0.01)	1.00	1.38	304,362	0.33	1.40	0.53	1.20
CLASS A
2009	$1.00		$0.01		$—	$—			$(0.01)	$1.00	1.04%	$73,265	0.50%	1.08%	0.60%	0.98%
2008	1.00		0.03		—	— *	(2)		(0.03)	1.00	2.75	113,432	0.52	2.67	0.57	2.62
2007	1.00		0.03		—	—			(0.03)	1.00	3.15	90,158	0.52	3.10	0.57	3.05
2006	1.00		0.02		—	—			(0.02)	1.00	2.32	55,993	0.56	2.30	0.70	2.16
2005	1.00		0.01		—	—			(0.01)	1.00	1.12	55,348	0.58	1.15	0.78	0.95
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS I
2009	$1.00		$0.01		$—	$—			$(0.01)	$1.00	1.15%	$141,289	0.32%	1.13%	0.37%	1.08%
2008	1.00		0.03		—	— *	(2)		(0.03)	1.00	2.93	143,143	0.27	2.80	0.32	2.75
2007	1.00		0.03		—	—			(0.03)	1.00	3.40	102,098	0.28	3.35	0.33	3.30
2006	1.00		0.03		—	—			(0.03)	1.00	2.58	80,340	0.32	2.55	0.49	2.38
2005	1.00		0.01		—	—			(0.01)	1.00	1.35	93,325	0.34	1.33	0.59	1.08
CLASS A
2009	$1.00		$0.01		$—	$—			$(0.01)	$1.00	0.96%	$42,519	0.52%	1.11%	0.62%	1.01%
2008	1.00		0.03		—	— *	(2)		(0.03)	1.00	2.67	73,920	0.52	2.55	0.57	2.50
2007	1.00		0.03		—	—			(0.03)	1.00	3.14	59,534	0.53	3.10	0.58	3.05
2006	1.00		0.02		—	—			(0.02)	1.00	2.32	42,149	0.57	2.30	0.74	2.13
2005	1.00		0.01		—	—			(0.01)	1.00	1.10	39,357	0.59	1.08	0.84	0.83
TAX EXEMPT MONEY MARKET FUND
CLASS I
2009	$1.00		$0.01		$—	$—			$(0.01)	$1.00	1.20%	$838,738	0.31%	1.17%	0.36%	1.12%
2008	1.00		0.03		—	— *	(2)		(0.03)	1.00	2.98	784,504	0.26	2.89	0.31	2.84
2007	1.00		0.03		— *	—			(0.03)	1.00	3.40	546,126	0.27	3.36	0.32	3.31
2006	1.00		0.03		—	—			(0.03)	1.00	2.58	381,918	0.31	2.55	0.45	2.41
2005	1.00		0.01		—	—			(0.01)	1.00	1.36	436,206	0.33	1.35	0.53	1.15
CLASS A
2009	$1.00		$0.01		$—	$—			$(0.01)	$1.00	1.01%	$189,949	0.50%	0.97%	0.60%	0.87%
2008	1.00		0.03		—	— *	(2)		(0.03)	1.00	2.72	174,190	0.51	2.64	0.56	2.59
2007	1.00		0.03		— *	—			(0.03)	1.00	3.15	201,946	0.52	3.11	0.57	3.06
2006	1.00		0.02		—	—			(0.02)	1.00	2.33	165,891	0.56	2.30	0.70	2.16
2005	1.00		0.01		—	—			(0.01)	1.00	1.10	137,814	0.58	1.10	0.78	0.90
TREASURY MONEY MARKET FUND
CLASS I
2009	$1.00		$0.01	$	— *	$—			$(0.01)	$1.00	0.53%	$323,676	0.34%	0.49%	0.38%	0.45%
2008	1.00		0.03		— *	— *	(2)		(0.03)	1.00	3.05	419,907	0.37	2.69	0.42	2.64
2007	1.00		0.05		— *	—			(0.05)	1.00	4.69	171,646	0.39	4.59	0.44	4.54
2006	1.00		0.03		—	—			(0.03)	1.00	3.36	164,992	0.43	3.24	0.48	3.19
2005	1.00		0.01		—	—			(0.01)	1.00	1.43	196,930	0.43	1.17	0.48	1.12
CLASS A
2009	$1.00	$	— *	$	— *	$—		$	— *	$1.00	0.40%	$191,117	0.46%	0.29%	0.63%	0.12%
2008	1.00		0.02		0.01	— *	(2)		(0.03)	1.00	2.79	81,033	0.62	2.44	0.67	2.39
2007	1.00		0.04		— *	—			(0.04)	1.00	4.43	7,896	0.64	4.34	0.69	4.29
2006	1.00		0.03		—	—			(0.03)	1.00	3.10	12,814	0.68	2.99	0.73	2.94
2005	1.00		0.01		—	—			(0.01)	1.00	1.17	16,649	0.68	0.92	0.73	0.87

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)	See Note 9 in Notes to Financial Statements.

(2)	See Note 8 in Notes to Financial Statements.

12

Allegiant Government Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 72.6%
Federal Farm Credit Bank — 9.6%
Federal Farm Credit Bank
5.150%, 07/20/09	$10,531	$10,601
Federal Farm Credit Bank (DN)
0.160%, 07/24/09 (A)	15,000	14,997
Federal Farm Credit Bank (FRN)
0.216%, 07/20/09	15,000	15,000
0.259%, 10/14/09	15,000	14,983
0.320%, 12/21/09	15,000	14,957
0.351%, 01/15/10	15,000	15,000
0.940%, 03/04/10	25,000	25,018

		110,556

Federal Home Loan Bank — 22.6%
Federal Home Loan Bank
3.750%, 08/18/09	5,725	5,768
Federal Home Loan Bank (DN)
0.250%, 06/02/09 (A)	14,000	14,000
0.230%, 06/12/09 (A)	15,000	14,999
0.180%, 06/16/09 (A)	10,000	9,999
0.470%, 07/02/09 (A)	3,832	3,830
0.200%, 07/28/09 (A)	10,000	9,997
0.210%, 07/29/09 (A)	15,000	14,995
0.210%, 08/03/09 (A)	5,200	5,198
0.360%, 08/26/09 (A)	15,000	14,987
0.700%, 09/01/09 (A)	5,000	4,991
0.470%, 11/02/09 (A)	10,000	9,980
1.090%, 12/04/09 (A)	5,000	4,972
0.950%, 02/01/10 (A)	15,500	15,401
Federal Home Loan Bank (FRN)
0.480%, 06/05/09	15,000	15,000
1.293%, 09/10/09	15,000	15,000
1.059%, 09/18/09	10,000	10,011
0.920%, 10/23/09	16,700	16,712
0.476%, 11/23/09	15,000	15,015
0.325%, 01/08/10	15,000	14,976
0.306%, 01/13/10	15,000	14,978
0.791%, 02/19/10	4,800	4,806
0.870%, 02/23/10	10,000	10,000
1.032%, 06/29/10	15,000	15,000

		260,615

Federal Home Loan Mortgage Corporation — 23.6%
Federal Home Loan Mortgage Corporation
4.250%, 07/15/09	15,000	15,066
3.125%, 02/04/10	6,000	6,085
Federal Home Loan Mortgage Corporation (DN)
1.000%, 06/01/09 (A)	10,000	10,000
0.450%, 06/15/09 (A)	10,000	9,998
1.020%, 06/25/09 (A)	10,000	9,993
0.450%, 06/26/09 (A)	2,602	2,601
0.230%, 07/06/09 (A)	15,000	14,997
0.480%, 07/07/09 (A)	10,000	9,995
0.470%, 07/28/09 (A)	5,845	5,841
0.460%, 07/30/09 (A)	15,000	14,989
0.580%, 08/10/09 (A)	8,000	7,991
0.600%, 09/01/09 (A)	10,000	9,989
0.520%, 09/14/09 (A)	10,000	9,985
0.420%, 10/05/09 (A)	15,000	14,978
0.250%, 10/20/09 (A)	20,000	19,980
0.560%, 01/06/10 (A)	10,000	9,966
Federal Home Loan Mortgage Corporation (FRN)
1.087%, 09/25/09	15,000	15,014
0.261%, 10/19/09	23,900	23,884
0.311%, 12/07/09	15,000	15,000
0.214%, 12/23/09	15,000	14,997
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.289%, 09/21/09	15,000	14,997
0.816%, 02/09/10	15,000	15,007

		271,353

Federal National Mortgage Association — 16.8%
Federal National Mortgage Association (DN)
0.400%, 06/02/09 (A)	4,200	4,200
0.360%, 06/02/09 (A)	10,000	10,000
0.950%, 06/03/09 (A)	10,000	9,999
0.150%, 06/08/09 (A)	11,000	11,000
0.430%, 06/10/09 (A)	15,000	14,999
0.160%, 06/12/09 (A)	10,000	9,999
0.530%, 09/09/09 (A)	10,000	9,985
0.700%, 09/14/09 (A)	10,000	9,980
0.425%, 09/23/09 (A)	10,000	9,986
1.050%, 10/01/09 (A)	10,000	9,964
0.440%, 11/05/09 (A)	10,000	9,981
0.850%, 11/10/09 (A)	10,000	9,962
0.900%, 01/04/10 (A)	10,000	9,946
0.530%, 01/19/10 (A)	10,000	9,966
0.470%, 02/22/10 (A)	15,000	14,948
Federal National Mortgage Association (FRN)
1.052%, 01/21/10	23,000	23,079
0.883%, 02/12/10	15,000	14,974

		192,968

Total U.S. Government Agency Obligations (Cost $835,492)		835,492

COMMERCIAL PAPER† — 7.0%
U.S. Government Agency Backed Temporary Liquidity
Guarantee Program — 7.0%
Bank of America (TLGP) (FDIC)
0.290%, 06/24/09	10,000	9,998
0.230%, 08/04/09	10,000	9,996
Citigroup Funding (TLGP) (FDIC)
0.230%, 06/05/09	10,000	10,000
0.220%, 07/02/09	10,000	9,998
0.200%, 07/09/09	10,000	9,998
General Electric Capital (TLGP) (FDIC)
0.500%, 06/12/09	10,000	9,998
0.240%, 06/17/09	10,000	9,999
0.230%, 07/29/09	10,000	9,996

Total Commercial Paper (Cost $79,983)		79,983

U.S. TREASURY OBLIGATIONS — 4.3%
U.S. Treasury Bills† — 4.3%
0.015%, 06/04/09	10,000	10,000
0.215%, 06/11/09	30,000	29,998
0.170%, 09/15/09	10,000	9,995

Total U.S. Treasury Obligations (Cost $49,993)		49,993

13

Allegiant Government Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Number of Shares	Value (000)
MONEY MARKET FUND — 2.4%
AIM Government & Agency Portfolio (Cost $27,130)	27,129,634	$27,130

	Par (000)
REPURCHASE AGREEMENTS — 15.3%
Bank of America
0.170% (dated 05/29/09, due 06/01/09, repurchase price $30,000,425, collateralized by Federal National Mortgage Association Bond, 4.000%, due 05/01/24, total market value $30,600,000)	$30,000	30,000
Barclays
0.150% (dated 05/29/09, due 06/01/09, repurchase price $31,000,388, collateralized by Federal Home Loan Mortgage Corporation Note, 1.039%, due 07/14/10, total market value $31,620,348)	31,000	31,000
Deutsche Bank
0.180% (dated 05/29/09, due 06/01/09, repurchase price $35,000,525, collateralized by Federal Home Loan Mortgage Corporation Bonds and Government National Mortgage Association Bonds, 5.000% to 7.000%, due 12/15/23 to 11/15/38, total market value $35,700,000)	35,000	35,000
Goldman Sachs (TLGP) (FDIC)
0.180% (dated 05/29/09, due 06/01/09, repurchase price $30,000,450, collateralized by JP Morgan Chase & Co. (TLGP) (FDIC), 1.416% to 2.200%, due 06/15/12 to 12/26/12, total market value $30,600,001)	30,000	30,000
Greenwich Capital
0.180% (dated 05/29/09, due 06/01/09, repurchase price $35,000,525, collateralized by Federal Home Loan Bank Notes and Federal National Mortgage Association Bonds, 3.250% to 3.625%, due 08/13/10 to 04/09/13, total market value $35,702,887)	35,000	35,000
UBS Securities
0.170% (dated 05/29/09, due 06/01/09, repurchase price $15,000,213, collateralized by Federal National Mortgage Association Bond, 6.500%, due 07/01/37, total market value $15,302,315)	15,000	15,000

Total Repurchase Agreements (Cost $176,000)		176,000

TOTAL INVESTMENTS — 101.6% (Cost $1,168,598)*		1,168,598

Other Assets & Liabilities — (1.6)%
Payable for shares of beneficial interest redeemed		(30,326)
Dividends payable
Class I		(116)
Class A		(37)
Investment advisory fees payable		(246)
12b-1 fees payable
Class I		(90)
Class A		(40)
Administration fees payable		(58)
Custody fees payable		(9)
Transfer agent fees payable		(22)
Trustees’ fees payable		(28)
Other		12,901

Total Other Assets & Liabilities		(18,071)

TOTAL NET ASSETS — 100.0%		$1,150,527

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$1,150,586
Accumulated Net Realized Loss on Investments		(59)

Total Net Assets		$1,150,527

Net Asset Value, Offering and Redemption Price Per Share — Class I ($820,667,564 ÷ 820,672,144 outstanding shares of beneficial interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($329,859,212 ÷ 329,892,008 outstanding shares of beneficial interest)		$1.00

*	Also cost for Federal income tax purposes.

†	The rate shown is the effective yield at purchase date.

(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

DN —	Discount Note

FDIC —	Federal Deposit Insurance Corporation

FRN —	Floating Rate Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

MTN —	Medium Term Note

TLGP —	Temporary Liquidity Guarantee Program

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 - Quoted Prices	$27,130	$—
Level 2 - Other Significant Observable Inputs	1,141,468	—
Level 3 - Significant Unobservable Inputs	—	—

Totals	$1,168,598	$—

See Notes to Financial Statements.

14

Allegiant Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 41.2%
Federal Farm Credit Bank — 1.2%
Federal Farm Credit Bank (FRN)
0.940%, 03/04/10	$30,000	$30,000

Federal Home Loan Bank — 13.8%
Federal Home Loan Bank
2.700%, 09/23/09	30,000	30,156
4.500%, 10/09/09	19,500	19,765
Federal Home Loan Bank (DN)
0.250%, 06/02/09 (A)	12,000	12,000
0.230%, 06/12/09 (A)	30,000	29,998
0.360%, 08/26/09 (A)	8,250	8,243
0.380%, 10/20/09 (A)	30,000	29,955
0.470%, 11/02/09 (A)	30,000	29,940
Federal Home Loan Bank (FRN)
1.059%, 09/18/09	21,000	21,023
1.126%, 10/05/09	45,000	45,047
1.064%, 10/13/09	16,800	16,842
0.920%, 10/23/09	10,000	10,012
0.476%, 11/23/09	20,000	20,020
0.325%, 01/08/10	30,000	29,953
0.306%, 01/13/10	30,000	29,956
0.870%, 02/23/10	20,000	20,000

		352,910

Federal Home Loan Mortgage Corporation — 12.9%
Federal Home Loan Mortgage Corporation (DN)
1.000%, 06/01/09 (A)	30,000	30,000
0.400%, 06/24/09 (A)	14,500	14,496
1.020%, 06/25/09 (A)	30,000	29,980
0.230%, 07/06/09 (A)	30,000	29,993
0.520%, 09/14/09 (A)	30,000	29,954
0.700%, 10/13/09 (A)	26,247	26,179
0.930%, 02/05/10 (A)	15,000	14,903
Federal Home Loan Mortgage Corporation (FRN)
1.087%, 09/25/09	30,000	30,028
0.261%, 10/19/09	45,000	44,978
0.214%, 12/23/09	18,000	17,975
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.289%, 09/21/09	30,000	29,994
0.816%, 02/09/10	30,000	30,000

		328,480

Federal National Mortgage Association — 13.3%
Federal National Mortgage Association (DN)
0.360%, 06/02/09 (A)	15,000	15,000
0.950%, 06/03/09 (A)	30,000	29,998
0.160%, 06/12/09 (A)	10,000	9,999
0.400%, 07/01/09 (A)	11,985	11,981
0.150%, 07/08/09 (A)	1,600	1,600
0.140%, 07/08/09 (A)	27,000	26,996
0.500%, 08/03/09 (A)	30,000	29,974
0.530%, 09/09/09 (A)	15,000	14,978
0.700%, 09/14/09 (A)	30,000	29,939
0.425%, 09/23/09 (A)	20,000	19,973
0.850%, 11/10/09 (A)	30,000	29,885
0.900%, 01/04/10 (A)	30,000	29,837
0.530%, 01/19/10 (A)	30,000	29,898
Federal National Mortgage Association (FRN)
1.052%, 01/21/10	30,000	30,085
0.883%, 02/12/10	30,000	29,948

		340,091

Total U.S. Government Agency Obligations (Cost $1,051,481)		1,051,481

COMMERCIAL PAPER† — 25.0%
Banks — 2.7%
JPMorgan Chase
0.220%, 06/18/09	10,000	9,999
0.220%, 06/19/09	25,000	24,997
Scotiabanc
0.320%, 07/02/09	20,000	19,995
0.260%, 07/17/09	15,000	14,995

		69,986

Commercial Services — 1.3%
Harvard University
0.200%, 06/25/09	7,293	7,292
Yale University
0.650%, 06/16/09	25,000	24,993

		32,285

Consumer Staples — 2.4%
Coca-Cola
0.400%, 06/01/09	30,000	30,000
Nestle Capital
0.350%, 06/08/09	30,000	29,998

		59,998

Finance-Automotive — 2.6%
American Honda Finance
0.450%, 07/16/09	17,375	17,365
0.650%, 08/05/09	15,000	14,982
Toyota Motor Credit
0.250%, 06/09/09	25,000	24,999
0.300%, 07/23/09	10,000	9,996

		67,342

Financial Services — 5.6%
BNP Paribas Finance
0.280%, 06/15/09	25,000	24,997
PACCAR Financial
0.320%, 07/27/09	12,000	11,994
0.280%, 08/14/09	15,200	15,191
Rabobank USA Financial
0.400%, 07/31/09	30,000	29,980
Straight-A Funding LLC
0.320%, 07/24/09	25,697	25,685
0.430%, 08/10/09	10,000	9,992
Wal-Mart Funding
0.300%, 06/02/09	25,000	25,000

		142,839

Healthcare — 1.2%
Johnson & Johnson
0.320%, 06/03/09	30,000	30,000

15

Allegiant Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
Information Technology — 0.8%
Microsoft
0.160%, 07/15/09	$20,000	$19,996

Insurance — 0.2%
New York Life Capital
0.300%, 07/08/09	6,000	5,998

U.S. Government Agency Backed Temporary Liquidity
Guarantee Program — 8.2%
Bank of America (TLGP) (FDIC)
0.290%, 06/24/09	30,000	29,994
0.230%, 08/04/09	30,000	29,988
Citigroup Funding (TLGP) (FDIC)
0.230%, 06/05/09	30,000	29,999
0.220%, 07/02/09	10,000	9,998
0.200%, 07/09/09	25,000	24,995
General Electric Capital (TLGP) (FDIC)
0.500%, 06/12/09	30,000	29,995
0.240%, 06/17/09	30,000	29,997
0.230%, 07/29/09	25,000	24,991

		209,957

Total Commercial Paper (Cost $638,401)		638,401

CORPORATE BONDS — 9.3%
Banks — 4.5%
Bank of America (FRN)
1.397%, 10/02/09 (B)	30,000	30,000
Royal Bank of Canada (FRN)
1.183%, 10/15/09 (B)	30,000	30,000
Svenska Handelsbanken AB (FRN)
1.396%, 08/06/09 (B)	25,000	25,000
Wells Fargo (FRN)
0.494%, 07/15/09 (B)	30,000	30,000

		115,000

Consumer Discretionary — 0.4%
Procter & Gamble International (FRN)
1.176%, 07/06/09 (B)	12,000	12,000

Energy — 1.2%
BP AMI Leasing (FRN)
1.236%, 06/26/09 (B)	30,000	30,000

Financial Services — 1.2%
General Electric Capital (FRN)
1.420%, 06/15/09	30,000	30,001

Industrials — 1.2%
IBM International Group Capital LLC (FRN)
0.881%, 09/25/09 (B)	30,000	30,019

Insurance — 0.8%
Principal Life Income Funding Trusts (FRN) (MTN)
1.399%, 10/09/09	20,000	19,994

Total Corporate Bonds (Cost $237,014)		237,014

FUNDING AGREEMENTS — 2.4%
Metropolitan Life Funding Agreement (FRN)
1.669%, 10/14/09 (C)	30,000	30,000
New York Life Funding Agreement (FRN)
1.358%, 06/04/09 (C)	30,000	30,000

Total Funding Agreements (Cost $60,000)		60,000

U.S. TREASURY OBLIGATIONS — 4.1%
U.S. Treasury Bills† — 3.5%
0.215%, 06/11/09	30,000	29,998
0.170%, 09/15/09	30,000	29,985
0.155%, 09/03/09	30,000	29,988

		89,971

U.S. Treasury Notes — 0.6%
4.000%, 08/31/09	15,000	15,141

Total U.S. Treasury Obligations (Cost $105,112)		105,112

CERTIFICATES OF DEPOSIT — 1.8%
Yankee — 1.8%
Bank of Montreal CH (FRN)
0.991%, 08/25/09	30,000	30,000
Royal Bank of Canada NY
0.540%, 06/16/09	15,000	15,000

Total Certificates of Deposit (Cost $45,000)		45,000

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.9%
Allegiant Advantage Institutional Money Market Fund, Class I†† (Cost $47,602)	47,602,266	47,602

	Par (000)
REPURCHASE AGREEMENTS — 15.3%
Bank of America
0.170% (dated 05/29/09, due 06/01/09, repurchase price $85,001,204, collateralized by Federal Home Loan Mortgage Corporation Bonds, 5.000% to 6.000% , due 05/01/38 to 04/01/39, total market value $86,700,000)	$85,000	85,000
Barclays
0.150% (dated 05/29/09, due 06/01/09, repurchase price $41,000,513, collateralized by Federal Home Loan Mortgage Corporation Note, 1.039%, due 07/14/10, total market value $41,820,558)	41,000	41,000

16

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
Deutsche Bank
0.180% (dated 05/29/09, due 06/01/09, repurchase price $90,001,350, collateralized by Federal Home Loan Mortgage Corporation Bonds and Government National Mortgage Association Bonds, 4.500% to 7.000%, due 05/15/23 to 05/01/39, total market value $91,800,001)	$90,000	$90,000
Goldman Sachs (TLGP) (FDIC)
0.180% (dated 05/29/09, due 06/01/09, repurchase price $75,001,125, collateralized by JP Morgan Chase & Co. (TLGP) (FDIC), 1.416% to 3.125%, due 12/01/11 to 12/26/12, total market value $76,500,000)	75,000	75,000
Greenwich Capital
0.180% (dated 05/29/09, due 06/01/09, repurchase price $85,001,275, collateralized by Federal National Mortgage Association Medium Term Notes, Federal Home Loan Bank Notes and Federal National Mortgage Association Bonds, 3.875% to 5.375%, due 05/14/10 to 11/15/11, total market value $86,701,143)	85,000	85,000
UBS Securities
0.170% (dated 05/29/09, due 06/01/09, repurchase price $15,000,213, collateralized by Federal National Mortgage Association Bonds, 6.500%, due 07/01/37 to 05/01/39, total market value $15,303,091)	15,000	15,000

Total Repurchase Agreements (Cost $391,000)		391,000

TOTAL INVESTMENTS — 101.0%
(Cost $2,575,610)*		2,575,610

Other Assets & Liabilities — (1.0)%
Payable for shares of beneficial interest redeemed		(27,258)
Dividends payable
Class I		(241)
Class A		(38)
Investment advisory fees payable		(557)
12b-1 fees payable
Class I		(227)
Class A		(75)
Administration fees payable		(131)
Custody fees payable		(18)
Transfer agent fees payable		(60)
Trustees’ fees payable		(83)
Other		2,872

Total Other Assets & Liabilities		(25,816)

TOTAL NET ASSETS — 100.0%		$2,549,794

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$2,549,795
Distributions in Excess of Net Investment Income		(1)

Total Net Assets		$2,549,794

Net Asset Value, Offering and Redemption Price Per Share — Class I ($1,949,720,511 ÷ 1,949,673,887 outstanding shares of beneficial interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($599,884,871 ÷ 599,922,088 outstanding shares of beneficial interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class C ($188,823 ÷ 188,812 outstanding shares of beneficial interest)		$1.00

*	Also cost for Federal income tax purposes.

†	The rate shown is the effective yield at purchase date.

††	See Note 3 in Notes to Financial Statements.

(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $187,019 and represents 7.3% of net assets as of May 31, 2009.

(C)	Illiquid Security. Total market value of illiquid securities is (000) $60,000 and represents 2.4% of net assets as of May 31, 2009.

DN —	Discount Note

FDIC —	Federal Deposit Insurance Corporation

FRN —	Floating Rate Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

LLC —	Limited Liability Company

MTN	— Medium Term Note

TLGP —	Temporary Liquidity Guarantee Program

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 - Quoted Prices	$47,602	$—
Level 2 - Other Significant Observable Inputs	2,528,008	—
Level 3 - Significant Unobservable Inputs	—	—

Totals	$2,575,610	$—

See Notes to Financial Statements.

17

Allegiant Ohio Municipal Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 96.3%
Ohio — 96.3%
Allen County Healthcare Facilities, Mennonite Memorial Home Project (RB) (LOC - Wells Fargo Bank) (VRDN) 0.300%, 02/01/18	$1,815	$1,815
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series A (LOC - Bank of America) (VRDN) 0.200%, 10/01/31	8,100	8,100
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series B (LOC - JPMorgan Chase) (VRDN) 0.250%, 10/01/31	4,300	4,300
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series C (LOC - Wachovia Bank) (VRDN) 0.250%, 10/01/31	6,380	6,380
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series E (LOC - Wachovia Bank) (VRDN) 0.350%, 10/01/31	15,000	15,000
Beavercreek City School District (BAN) (GO) 2.000%, 08/18/09	3,000	3,005
Butler County (BAN) (GO) 2.250%, 08/06/09	3,500	3,503
Butler County Healthcare Facilities, Lifesphere Project (RB) (LOC - U.S. Bank) (VRDN) 0.300%, 05/01/27	4,510	4,510
Butler County Port Authority, Great Miami Valley YMCA (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.300%, 09/01/37	3,080	3,080
Clark County (BAN) (GO) 2.875%, 06/10/09	1,080	1,080
Cleveland Heights (BAN) (GO) 2.500%, 09/30/09	905	907
Cleveland-Cuyahoga County Port Authority, Cleveland Museum of Art Project (RB) Series D (VRDN) 0.350%, 10/01/40##	7,900	7,900
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Housing Corporation Project (RB) (LOC - U.S. Bank) (VRDN) 0.330%, 06/01/39	3,000	3,000
Columbus (GO) Series 1 (VRDN) 0.150%, 06/01/16	500	500
0.150%, 12/01/17	6,525	6,525
Columbus (RB) Series B (VRDN) 0.150%, 06/01/32	6,535	6,535
Columbus Sewer (GO) Series 2006-1 (VRDN) 0.100%, 12/01/26	900	900
Cuyahoga Community College District (TAN) Series B 1.250%, 07/01/09	3,000	3,003
Cuyahoga County Civic Facility, Oriana Services Project (RB) (LOC - Bank One) (VRDN) 0.850%, 04/01/16	1,040	1,040
Cuyahoga County, Cleveland Clinic Health System Obligated Group (RB) Sub-Series B1 (VRDN) 0.200%, 01/01/39	1,460	1,460
Cuyahoga Falls (GO) 2.750%, 12/09/09	4,100	4,128
Deerfield Township (BAN) (GO) 2.150%, 11/17/09	4,000	4,000
Erie County (TIN) (GO) 3.125%, 11/12/09	800	801
Fairborn Ohio Tax Increment (BAN) (RN)(LOC - U.S. Bank)
300%, 09/10/09	1,600	1,604
Fairfield Township (BAN) (GO) 2.250%, 10/30/09	1,000	1,002
3.500%, 10/30/09	1,670	1,672
Fairfield Township, Roadway Improvement (BAN) (GO) 1.851%, 06/10/09	1,000	1,000
Franklin County Healthcare Facility, Friendship Village of Dublin Project (RB) Series B (LOC - LaSalle Bank) (VRDN) 0.320%, 11/01/34	3,100	3,100
Franklin County Hospital Authority, Holy Cross Health Systems Project (RB) (VRDN) 0.180%, 06/01/16	6,100	6,100
Franklin County Hospital, Nationwide Children’s Hospital Project (RB) Series B (VRDN) 0.100%, 11/01/40	10,800	10,800
Franklin County Industrial Development Revenue Authority, Bricker & Eckler Project (RB) (LOC - Bank One) (VRDN) 0.550%, 11/01/14	1,755	1,755
Fulton County, Fulton County Health Center Project (RB) (LOC - JPMorgan Chase) (VRDN) 0.300%, 11/01/35	1,300	1,300
Gates Mills (BAN) (GO) 2.000%, 05/20/10	1,150	1,158
Hamilton County Hospital Facilities, Children’s Hospital Medical Center (RB) (LOC - U.S. Bank) (VRDN) 0.350%, 05/15/28	6,895	6,895
Huber Heights City School District (BAN) (GO) 2.000%, 08/18/09	3,200	3,204
Hudson City (BAN) (GO) 3.100%, 10/06/09	3,025	3,032
Hunting Valley, Village Hall Construction Project (BAN) (GO) 2.500%, 07/09/09	4,000	4,001
Kent (BAN) (GO) 3.750%, 10/15/09	1,000	1,002
Kent State University, General Receipts (RB) Series B (LOC - Bank of America) (VRDN) 0.200%, 05/01/32	10,000	10,000
Lake County (BAN) (GO) 2.500%, 07/16/09	1,250	1,251
2.000%, 04/08/10	1,000	1,004
Lancaster (BAN) (GO) 3.500%, 10/15/09	1,800	1,803
Lima Hospital Facilities Authority, Lima Memorial Hospital Project (RB) (LOC - Bank One) (VRDN) 0.700%, 12/01/10	605	605

18

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Lima Hospital Facilities Authority, Lima Memorial Hospital Project (RB) (LOC - JPMorgan Chase) (VRDN) 0.300%, 06/01/33	$1,850	$1,850
0.300%, 04/01/37	11,600	11,600
Logan County (BAN) (GO) 2.625%, 11/12/09	1,900	1,907
3.250%, 11/12/09	1,400	1,404
Marysville (BAN) (GO) 2.750%, 03/04/10	1,200	1,207
Mason (BAN) (GO) 1.500%, 03/11/10	1,620	1,629
Mayfield (BAN) (GO) 1.800%, 09/09/09	3,700	3,707
Monroe, Water System Improvement Project (BAN) (GO) 2.750%, 08/20/09	3,000	3,004
Montgomery County, Catholic Health Initiatives Project (RB) Series B-2 (VRDN) 1.250%, 03/01/27	850	850
0.100%, 04/01/37	9,470	9,470
Montgomery County, Catholic Health Initiatives Project (RB) Series B-1 (VRDN) 0.300%, 12/01/25	1,200	1,200
0.230%, 03/01/27##	4,100	4,100
New Albany (BAN) (GO) 2.500%, 08/05/09	2,360	2,363
Ohio State (GO) Series A (VRDN) 0.100%, 03/15/25	2,265	2,265
Ohio State (GO) Series B (VRDN)
0.230%, 08/01/17	5,985	5,985
0.100%, 08/01/21	2,600	2,600
0.100%, 03/15/25	2,225	2,225
0.150%, 06/15/26	3,830	3,830
Ohio State (GO) Series C (VRDN) 0.270%, 06/15/26	2,265	2,265
Ohio State Air Quality Development Authority, FirstEnergy Generation Project (RB) Series A (LOC - Barclays Bank PLC) (VRDN) 0.260%, 07/01/19	8,000	8,000
Ohio State Air Quality Development Authority, FirstEnergy Generation Project (RB) Series B (LOC - Bank of America) (VRDN) 0.200%, 08/01/29	2,000	2,000
Ohio State Economic Development Authority, YMCA Greater Cincinnati Project (RB) (LOC - Bank One) (VRDN) 0.300%, 11/01/21	650	650
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB) Series A (VRDN) 0.750%, 10/01/22	905	905
0.450%, 10/01/31	1,700	1,700
0.750%, 10/01/31	12,150	12,150
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB) Series B-1 (LOC - Bank of America) (VRDN) 0.220%, 12/01/44	1,000	1,000
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB) Series B-2 (LOC - Bank of America) (VRDN) 0.200%, 12/01/44	12,800	12,800
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (TECP) 0.650%, 06/09/09	3,000	3,000
Ohio State Higher Educational Facilities Commission, Cleveland Clinic Health System (RB) Series B-2 (VRDN)
0.200%, 01/01/43	1,500	1,500
Ohio State Higher Educational Facilities Commission, Cleveland Clinic Health System (RB) Series B-3 (VRDN) 0.200%, 01/01/43	1,500	1,500
Ohio State Higher Educational Facilities Commission, Cleveland Clinic Health System Obligated Group Project (TECP), Series B-5 (VRDO) 0.500%, 06/19/09	15,000	15,000
Ohio State Higher Educational Facilities Commission, Kenyon College Project (RB) (LOC - Northern Trust Company) (VRDN) 0.250%, 11/01/35	3,000	3,000
Ohio State Higher Educational Facilities Commission, Kenyon College Project (RB) Series K (VRDN) 0.250%, 08/01/33	2,000	2,000
Ohio State Higher Educational Facilities Commission, Marietta College Project (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.340%, 12/01/32	5,535	5,535
Ohio State Higher Educational Facilities Commission, Oberlin College 2006 Project (RB) (VRDN) 0.250%, 10/01/35	12,370	12,370
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB) Series A (VRDN) 0.250%, 10/01/29	2,170	2,170
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB) (VRDN) 0.250%, 10/01/48	4,210	4,210
Ohio State Higher Educational Facilities Commission, Xavier University 2000 Project (RB) (LOC - U.S. Bank) (VRDN) 0.170%, 05/01/15	5,245	5,245
Ohio State Higher Educational Facilities Commission, Xavier University 2008 Project (RB) Series A (LOC - U.S. Bank) (VRDN) 0.170%, 05/01/42	4,500	4,500
Ohio State Higher Educational Facilities Commission, Xavier University Project (RB) Series B (LOC - U.S. Bank) (VRDN) 0.170%, 11/01/30	3,400	3,400
Ohio State Infrastructure (GO) Series A (VRDN) 0.230%, 02/01/23	3,100	3,100

19

Allegiant Ohio Municipal Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State Pollution Control, Sohio Air Project (RB) (VRDN) 0.250%, 05/01/22	$4,700	$4,700
0.350%, 05/01/22	1,100	1,100
Ohio State University (RB) (VRDN) 0.070%, 12/01/31	6,900	6,900
Ohio State University (TECP) Series 03-C (VRDO) 0.600%, 06/01/09	13,145	13,145
Ohio State University General Receipts (RB) (VRDN) 0.150%, 12/01/17	200	200
0.150%, 12/01/27	1,200	1,200
Ohio State Water Development Authority, FirstEnergy Project (RB) Series A (LOC - Barclays Bank PLC) (VRDN) 0.260%, 05/15/19	5,950	5,950
Ohio State Water Development Authority, FirstEnergy Project (RB) Series B (LOC - Barclays Bank PLC) (VRDN) 0.300%, 01/01/34	9,315	9,315
Ohio State Water Development Authority, Timken Company Project (RB) (LOC - Northern Trust Company) (VRDN) 0.390%, 11/01/25	2,000	2,000
Ohio State Water Development Authority, Water Pollution Control (BAN) (RN) 3.000%, 08/04/09	5,000	5,015
Ohio State Water Development Authority (BAN) (RN) 4.000%, 10/01/09	7,000	7,038
Perrysburg (BAN) (GO) 2.125%, 08/06/09	2,703	2,705
3.500%, 11/05/09	2,200	2,202
3.625%, 11/05/09	1,450	1,452
Port of Greater Cincinnati Development Authority, Sycamore Township Kenwood Central Public Parking Project (RB) Series A (LOC - LaSalle Bank) (VRDN) 0.340%, 02/01/39	2,315	2,315
Salem Hospital Revenue Authority, Salem Community Hospital Project (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.300%, 09/01/35	6,540	6,540
Sharonville (BAN) (GO) 2.750%, 07/24/09	2,560	2,562
Symmes Township (BAN) (GO) 2.500%, 12/22/09	4,500	4,535
Toledo City Services (SAN) (LOC - State Street Bank & Trust) (VRDN) 0.340%, 12/01/09	11,500	11,500
Toledo-Lucas County Port Authority (RB) Series C (LOC - Sovereign Bank) (VRDN) 0.320%, 05/15/38	6,600	6,600
Trenton (BAN) (GO) 2.000%, 03/11/10	2,385	2,385
Union County (BAN) (GO) 2.375%, 12/09/09	1,000	1,003
Vandalia (BAN) (RN) 2.250%, 08/20/09	4,080	4,080
Warren County Healthcare Facilities, Otterbein Homes Project (RB) (LOC - U.S Bank) (VRDN) 0.300%, 07/01/31	6,275	6,275
Warren County Industrial Development Authority, Cincinnati Electric Illuminating Project (RB) (LOC - Scotiabank) (VRDN) 0.580%, 09/01/15	5,190	5,190
Warren County Industrial Development Authority, Liquid Container Project (RB) (LOC - Bank of America) (VRDN) 0.490%, 03/01/15	1,670	1,670
Westerville (BAN) (GO) 2.500%, 12/17/09	2,233	2,243

Total Municipal Securities (Cost $442,776)		442,776

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.7%
BlackRock Ohio Municipal Money Market Fund† (Cost $12,581)	12,581,309	12,581

TOTAL INVESTMENTS — 99.0% (Cost $455,357)*		455,357

Other Assets & Liabilities — 1.0%
Dividends payable
Class I		(102)
Investment advisory fees payable		(58)
12b-1 fees payable
Class I		(49)
Class A		(9)
Administration fees payable		(23)
Custody fees payable		(4)
Shareholder servicing fees payable
Class A		(6)
Transfer agent fees payable		(10)
Trustees’ fees payable		(14)
Other		4,840

Total Other Assets & Liabilities		4,565

TOTAL NET ASSETS — 100.0%		$459,922

20

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$459,922

Total Net Assets	$459,922

Net Asset Value, Offering and Redemption Price Per Share — Class I ($386,657,793 ÷ 386,662,065 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($73,264,521 ÷ 73,261,105 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.

†	See Note 3 in Notes to Financial Statements.

##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.

BAN —	Bond Anticipation Note

GO —	General Obligation

LOC —	Letter of Credit

PLC —	Public Limited Company

RB —	Revenue Bond

RN —	Revenue Note

SAN —	Special Assessment Note

TAN —	Tax Anticipation Note

TECP —	Tax Exempt Commercial Paper

TIN —	Tax Increment Note

VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

VRDO —	Variable Rate Demand Obligation: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 - Quoted Prices	$12,581	$—
Level 2 - Other Significant Observable Inputs	442,776	—
Level 3 - Significant Unobservable Inputs	—	—

Totals	$455,357	$—

See Notes to Financial Statements.

21

Allegiant Pennsylvania Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 101.5%
Pennsylvania — 101.5%
Allegheny County (GO) Series C-58A (LOC - JPMorgan Chase) (VRDN) 0.250%, 11/01/16	$900	$900
Allegheny County Higher Education Building Authority, Carnegie Mellon University (RB) (VRDN) 0.150%, 12/01/33	3,000	3,000
Allegheny County Higher Education Building Authority, Carnegie Mellon University (RB) Series A (VRDN) 0.150%, 12/01/37	3,800	3,800
Allegheny County Hospital Development Authority, Presbyterian University Hospital (RB) Series B2 (LOC - Bank One) (VRDN) 0.250%, 03/01/18	1,885	1,885
Allegheny County Hospital Development Authority, Presbyterian University Hospital (RB) Series B3 (LOC - Bank One) (VRDN) 0.250%, 03/01/18	1,650	1,650
Allegheny County Hospital Development Authority, UPMC Presbyterian Shadyside (RB) Series A (VRDN) 0.250%, 03/01/20	4,000	4,000
Allegheny County Industrial Development Authority, Animal Friends, Inc. Project (RB) (LOC - PNC Bank) (VRDN) 2.100%, 07/01/09	2,000	2,000
Beaver County Industrial Development Authority, Atlantic Richfield Project (RB) (VRDN) 0.350%, 12/01/20	6,350	6,350
Beaver County Industrial Development Authority, Pollution Control, FirstEnergy Generation (RB) Series A (LOC - Barclays Bank PLC) (VRDN) 0.350%, 01/01/35	4,350	4,350
0.260%, 01/01/35	4,200	4,200
0.250%, 04/01/41	8,745	8,745
Beaver County Industrial Development Authority, Pollution Control, FirstEnergy Nuclear Generation (RB) Series A (LOC - Bank of Nova Scotia) (VRDN) 0.310%, 04/01/35	6,300	6,300
Chester County Industrial Development Authority, Delaware Valley Friends School (RB) (LOC - Wachovia Bank) (VRDN) 0.500%, 04/01/17	1,665	1,665
Commonwealth of Pennsylvania (GO) 2.000%, 07/15/09	6,745	6,759
5.000%, 01/15/10	1,490	1,531
Cumberland County Municipal Authority, LSN/ TLS Obligated Group Project (RB) Series A (LOC - Wachovia Bank) (VRDN) 0.350%, 01/01/33	3,105	3,105
Delaware County Industrial Development Authority, BP Exploration and Oil (RB) (VRDN) 0.250%, 10/01/19	250	250
Delaware County Industrial Development Authority, Resource Recovery Facility (RB) Series G (VRDN) 0.290%, 12/01/31	7,345	7,345
0.280%, 12/01/31	1,800	1,800
Emmaus General Authority (RB) Sub-Series F-22 (LOC - U.S. Bank) (VRDN) 0.300%, 03/01/24	1,400	1,400
Erie County Housing Authority, Saint Mary’s Home of Erie Project (RB) Series B (LOC - Bank of America) (VRDN) 0.400%, 07/01/38	2,000	2,000
Governor Mifflin School District (GO) 1.250%, 05/15/10	2,000	2,010
Haverford Township School District (GO) (LOC - TD Bank) (VRDN) 0.340%, 03/01/30	2,000	2,000
Lebanon County Health Facilities Authority, United Church of Christ Homes (RB) (LOC - Wachovia Bank) (VRDN) 0.500%, 12/01/22	2,945	2,945
Lower Merion School District (GO) Series B (LOC - U.S. Bank) (VRDN) 0.300%, 04/01/27	5,300	5,300
Montgomery County Industrial Development Authority, (TECP) Series 94-A (VRDO) 0.600%, 08/05/09	6,000	6,000
0.500%, 11/04/09	7,000	7,000
Montgomery County Industrial Development Authority, (TECP) Series 96-A (VRDO) 0.670%, 08/05/09	3,000	3,000
Montgomery County Industrial Development Authority, Friends Central School Project (RB) (LOC - Wachovia Bank) (VRDN) 0.350%, 03/01/32	3,650	3,650
Montgomery County Industrial Development Authority, Philadelphia Presbyterian Homes Project (RB), Series B (LOC - Wachovia Bank) (VRDN) 0.290%, 07/01/15	1,200	1,200
Pennsylvania State Higher Educational Facilities Authority, Bryn Mawr College (RB) (VRDN) 0.750%, 12/01/39	5,000	5,000
Pennsylvania State Higher Educational Facilities Authority, Carnegie Mellon University (RB) Series A (VRDN) 0.200%, 11/01/25	900	900
Pennsylvania State Higher Educational Facilities Authority, Carnegie Mellon University (RB) Series C (VRDN) 0.200%, 11/01/29	700	700
Pennsylvania State Higher Educational Facilities Authority, Carnegie Mellon University (RB) Series D (VRDN) 0.200%, 11/01/30	700	700
Pennsylvania State Higher Educational Facilities Authority, Holy Family University Project (RB) (LOC - TD Bank) (VRDN) 0.340%, 08/01/38	2,000	2,000

22

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Pennsylvania State Turnpike Commission (RB) Series B (VRDN) 1.400%, 12/01/12	$1,600	$1,600
Pennsylvania State Turnpike Commission (RB) Series B-1 (LOC - Bank of America) (VRDN) 0.320%, 12/01/38	11,675	11,675
Pennsylvania State Turnpike Commission (RB) Series B-5 (LOC - Bank of America) (VRDN) 0.280%, 12/01/38	4,000	4,000
Pennsylvania State Turnpike Commission (RB) Series U (VRDN) 1.000%, 12/01/19##	8,700	8,700
Pennsylvania State University (RB) Series A (VRDN) 0.250%, 04/01/31	5,175	5,175
0.250%, 03/01/32	3,970	3,970
Philadelphia Authority for Industrial Development, Girard Estate Aramark Project (RB) (LOC - JPMorgan Chase) (VRDN) 0.300%, 06/01/32	2,300	2,300
Philadelphia Authority for Industrial Development, Girard Estate Facilities Project (RB) (LOC - Morgan Guaranty Trust) (VRDN) 0.300%, 11/01/31	5,400	5,400
Philadelphia Authority for Industrial Development, Pennsylvania Academy of the Fine Arts Project (RB) (LOC - Wachovia Bank) (VRDN) 0.350%, 07/01/34	2,500	2,500
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series A (VRDN) 0.200%, 02/15/14	2,475	2,475
0.200%, 07/01/22	2,300	2,300
Philadelphia Hospitals & Higher Education Facilities Authority, Wills Eye Hospital Project (RB) (LOC - Chase Manhattan Bank) (VRDN) 0.300%, 11/01/30	3,885	3,885
St. Mary Hospital Authority, Catholic Health Initiatives (RB) Series B (VRDN) 0.750%, 03/01/32	3,000	3,000
St. Mary Hospital Authority, Catholic Health Initiatives (RB) Series C (VRDN) 0.230%, 05/01/44	700	700
University of Pittsburgh, University Capital Project (RB) Series B (VRDN) 0.320%, 09/15/29	2,460	2,460
Upper Dauphin Industrial Development Authority, United Church of Christ Homes Project (RB) (LOC - Wachovia Bank) (VRDN) 0.350%, 12/01/26	2,640	2,640
Washington County Authority, Girard Estate Project (RB) (LOC - JPMorgan Chase) (VRDN) 0.300%, 06/01/27	1,555	1,555
Washington County Authority, University of Pennsylvania Project (RB) (VRDN) 0.100%, 07/01/34	6,775	6,775

Total Municipal Securities (Cost $186,550)		186,550

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.2%
BlackRock Pennsylvania Municipal Money Market Portfolio† (Cost $4,001)	4,001,160	4,001

TOTAL INVESTMENTS — 103.7% (Cost $190,551)*		190,551

Other Assets & Liabilities — (3.7)%
Payable for shares of beneficial interest redeemed		(610)
Dividends payable
Class I		(18)
Class A		(1)
Investment advisory fees payable		(23)
12b-1 fees payable
Class I		(17)
Class A		(5)
Administration fees payable		(10)
Custody fees payable		(2)
Shareholder servicing fees payable
Class A		(2)
Transfer agent fees payable		(4)
Trustees’ fees payable		(5)
Payable for investments purchased		(6,759)
Other		714

Total Other Assets & Liabilities		(6,742)

TOTAL NET ASSETS — 100.0%		$183,809

23

Allegiant Pennsylvania Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$183,849
Accumulated Net Realized Loss on Investments	(40)

Total Net Assets	$183,809

Net Asset Value, Offering and Redemption Price Per Share — Class I ($141,289,188 ÷ 141,402,580 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($42,519,360 ÷ 42,459,517 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.

†	See Note 3 in Notes to Financial Statements.

##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.

GO	— General Obligation

LOC	— Letter of Credit

PLC	— Public Limited Company

RB	— Revenue Bond

TECP	— Tax Exempt Commercial Paper

VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

VRDO —	Variable Rate Demand Obligation: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 - Quoted Prices	$4,001	$—
Level 2 - Other Significant Observable Inputs	186,550	—
Level 3 - Significant Unobservable Inputs	—	—

Totals	$190,551	$—

See Notes to Financial Statements.

24

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 97.2%
Alabama — 0.1%
Mobile County Industrial Development Authority, ExxonMobil Project (RB) (VRDN) 0.100%, 07/15/32	$1,200	$1,200

Alaska — 3.3%
Valdez Marine Terminal, BP Pipelines Project (RB) Series B (VRDN) 0.130%, 07/01/37	18,200	18,200
Valdez Marine Terminal, BP Pipelines Project (RB) Series C (VRDN) 0.130%, 07/01/37	8,030	8,030
Valdez Marine Terminal, Exxon Pipeline Project (RB) Series A (VRDN) 0.050%, 12/01/33	2,000	2,000
Valdez Marine Terminal, Exxon Pipeline Project (RB) Series B (VRDN) 0.050%, 12/01/33	5,400	5,400

		33,630

Arizona — 0.6%
Phoenix Industrial Development Authority, Pilgrim Rest Foundation Project (RB) Series 2005A (LOC - JPMorgan Chase Bank) (VRDN) 0.350%, 10/01/30	5,825	5,825

Colorado — 2.2%
Aurora, Children’s Hospital Association (RB) Series C (LOC - Wells Fargo Bank) (VRDN) 0.230%, 12/01/33	1,000	1,000
City of Colorado Springs, Colorado College Project (RB) Series 2006 (VRDN) 0.250%, 06/01/29	1,255	1,255
Colorado Educational & Cultural Facilities Authority, National Jewish Federation (RB) Series A10 (LOC - Bank of America) (VRDN) 0.260%, 09/01/37	1,400	1,400
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Building (RB) Series PG-C-7 (LOC - U.S. Bank) (VRDN) 0.300%, 03/01/39	5,050	5,050
Southern Ute Indian Tribe of Southern Ute Indian Reservation (RB) (VRDN) 0.250%, 11/01/31	14,300	14,300

		23,005

Connecticut — 4.0%
Connecticut State Health & Educational Facilities Authority, Yale University (RB) Series U2 (VRDN) 0.100%, 07/01/33	14,620	14,620
Connecticut State Health & Educational Facility Authority, Yale University (RB) Series X-2 (VRDN) 0.100%, 07/01/37	19,000	19,000
Connecticut State Health & Educational Facility Authority, Yale University (RB) Series Y-2 (VRDN) 0.150%, 07/01/35	7,850	7,850

		41,470

Delaware — 0.4%
Delaware State Economic Development Authority, Winterthur Museum Project (RB) (LOC - Wachovia Bank) (VRDN) 0.550%, 09/01/12	4,250	4,250

District of Columbia — 0.6%
District of Columbia, Family and Child Services (RB) (LOC - Bank of America) (VRDN) 0.350%, 07/01/41	2,875	2,875
District of Columbia, Field School Project (RB) Series B (LOC - Wachovia Bank) (VRDN) 0.350%, 07/01/31	3,420	3,420

		6,295

Florida — 0.8%
Palm Beach County Economic Development Refunding and Improvement, YMCA Project (RB) (LOC - Wachovia Bank) (VRDN) 0.350%, 11/01/28	8,290	8,290

Georgia — 1.0%
Fulton County Development Authority, Atlanta Jewish Federation (RB) (LOC - Wachovia Bank) (VRDN) 0.500%, 08/01/21	3,185	3,185
Georgia State (GO) Series H-3 (VRDN) 0.350%, 12/01/26	2,842	2,842
Richmond County Development Authority, St. Mary on the Hill Catholic School and Aquinas High School Project (RB) (LOC - Wachovia Bank) (VRDN) 0.500%, 09/01/20	4,600	4,600

		10,627

Illinois — 7.8%
Bloomington (GO) (VRDN) 0.440%, 06/01/24	11,650	11,650
Illinois Finance Authority, Chicago Historical Society (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.250%, 01/01/36	3,500	3,500
Illinois Finance Authority, Chicago Symphony Orchestra (RB) (LOC - Northern Trust Company) (VRDN) 0.220%, 12/01/28	8,200	8,200
Illinois Finance Authority, Dominican University Project (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.350%, 03/01/36	6,945	6,945
Illinois Finance Authority, Elim Christian Services Project (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.350%, 12/01/37	15,000	15,000

25

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Illinois — continued
Illinois Finance Authority, Gift of Hope Organ & Tissue Donor Network Project (RB) Series 2008 (LOC - JPMorgan Chase) (VRDN) 0.650%, 05/01/38	$7,700	$7,700
Illinois Finance Authority, Northwest Community Hospital (RB) Series B (LOC - Wells Fargo Bank) (VRDN) 0.180%, 07/01/32	3,500	3,500
Illinois Finance Authority, University of Chicago Medical Center (RB) Series B-1 (LOC - Bank of Montreal) (VRDN) 0.250%, 08/15/26	2,000	2,000
Illinois Health Facilities Authority (RB) Series C (VRDN) 0.350%, 08/01/15	9,750	9,750
Illinois International Port District (RB) (LOC - LaSalle Bank) (VRDN) 2.400%, 01/01/23	1,150	1,150
Illinois State Educational Facilities Authority, Field Museum of Natural History (RB) (LOC - Bank One) (VRDN) 0.300%, 11/01/34	1,000	1,000
Illinois State Educational Facilities Authority, Lake Forest Open Lands Project (RB) (LOC - Northern Trust Company) (VRDN) 0.350%, 08/01/33	6,100	6,100
Naperville, Dupage Children’s Museum (RB) (LOC - American National Bank & Trust) (VRDN) 0.350%, 06/01/30	1,800	1,800
Normal County (GO) (VRDN) 0.440%, 06/01/23	1,750	1,750

		80,045

Indiana — 5.0%
Fishers Redevelopment Authority (BAN) (RN) 1.000%, 07/01/09	6,300	6,300
Fishers Redevelopment Authority (BAN) Series B (RN) 2.750%, 06/01/09	6,300	6,300
Indiana Finance Authority, Trinity Health Credit Group (RB) Series D-2 (VRDN) 0.150%, 12/01/34	4,800	4,800
Indiana State Development Finance Authority, Children’s Museum of Indianapolis (RB) (VRDN) 0.350%, 07/01/33	1,250	1,250
Indiana State Development Finance Authority, Indiana Historical Society (RB) (LOC - Bank One Indiana) (VRDN) 0.350%, 08/01/31	1,000	1,000
Indiana State Development Finance Authority, Indianapolis Museum (RB) (LOC - Bank One Indiana) (VRDN) 0.350%, 02/01/36	600	600
Indiana State Development Finance Authority, Indianapolis Museum of Art (RB) (LOC - Bank One) (VRDN) 0.350%, 02/01/37	1,000	1,000
Indiana State Educational Facilities Authority, Indiana Wesleyan University Project (RB) Series A (LOC - Bank One Indiana) (VRDN) 0.350%, 06/01/28	6,210	6,210
Indiana State Finance Authority Economic Development, Campagna Academy Project (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.350%, 06/01/42	8,600	8,600
Indiana State Finance Authority Economic Development, Goodwill Industries of Central Indiana (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.350%, 12/01/36	10,800	10,800
Indiana State Health Facilities Financing Authority, Southern Indiana Rehabilitation Hospital Project (RB) (LOC - Bank One Kentucky) (VRDN)
0.850%, 04/01/20	1,550	1,550
Purdue University (RB) Series S (VRDN) 0.050%, 07/01/26	2,475	2,475

		50,885

Iowa — 0.3%
Iowa Finance Authority, Drake University Project (RB) Series 2008 (LOC - Wells Fargo Bank) (VRDN) 0.250%, 04/01/31	2,600	2,600

Kansas — 0.3%
Newton Economic Development Authority, Newton Surgery Center Project (RB) Series A (LOC - Bank of America) (VRDN) 0.350%, 10/01/22	3,100	3,100

Kentucky — 0.3%
Trimble County Association of Counties Leasing Trust (RB) Series A (LOC - U.S. Bank) (VRDN) 0.250%, 12/01/38	3,500	3,500

Louisiana — 0.5%
St. James Parish Pollution Control Facilities, Occidental Petroleum Corporation Project (RB) Series 1996 (LOC - Bayerische Landesbank) (VRDN) 0.250%, 07/01/18	5,000	5,000

Maryland — 2.6%
Baltimore Industrial Development Authority, Capital Acquisition Program (RB) (LOC - Bayerische Landesbank) (VRDN) 0.400%, 08/01/16	14,790	14,790
Maryland State Economic Development, Howard Hughes Medical Institute (RB) Series A (VRDN) 0.050%, 02/15/43	3,000	3,000
Maryland State Health and Higher Educational Facilities Authority, Johns Hopkins University (RB) Series A (VRDN) 0.100%, 07/01/36	9,285	9,285

		27,075

26

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Massachusettes — 2.0%
Massachusettes State Health & Educational Facilities Authority (TECP) 0.450%, 06/11/09	$2,000	$2,000
Massachusetts State Health & Educational Facilities Authority, Amherst College (RB) Series H (VRDN) 2.850%, 11/01/33	3,625	3,625
Massachusetts State Health & Educational Facilities Authority, Essex Museum (RB) (LOC - Bank of America) (VRDN) 0.300%, 07/01/33	14,625	14,625

		20,250

Michigan — 2.8%
Michigan Public Educational Facilities Authority (RN) Series A-1 (LOC - RBS Citizens) 3.000%, 06/22/09	1,615	1,616
Michigan State University (RB) (VRDN) 0.200%, 02/15/34	10,575	10,575
Michigan Strategic Fund, YMCA of Metropolitan Detroit Project (RB) (LOC - Bank One) (VRDN) 0.340%, 11/01/33	2,005	2,005
University of Michigan (RB) Series A (VRDN) 0.280%, 12/01/19	4,700	4,700
University of Michigan (RB) Series A-2 (VRDN) 0.280%, 12/01/24	5,350	5,350
University of Michigan (RB) Series B (VRDN) 0.180%, 12/01/25	4,310	4,310

		28,556

Minnesota — 1.3%
Minnesota Higher Education Facilities Authority, Carleton College (RB) Series Five-G (VRDN) 0.300%, 11/01/29	2,265	2,265
Minnesota Higher Education Facilities Authority, Carleton College (RB) Series Six-D (VRDN) 0.190%, 04/01/35	11,040	11,040

		13,305

Mississippi — 0.4%
Mississippi Business Finance Corporation, Chevron USA Project (RB) Series A (VRDN) 0.220%, 12/01/30	4,000	4,000

Missouri — 2.2%
Missouri Development Finance Board Cultural Facilities, Nelson Gallery Foundation (RB) Series A (VRDN) 0.250%, 12/01/37	9,000	9,000
Missouri State Health & Educational Facilities Authority, St. Louis University Project (RB) Series A-2 (LOC - Wells Fargo Bank) (VRDN) 0.170%, 10/01/35	1,100	1,100
Missouri State Health & Educational Facilities Authority, Washington University Project (RB) Series A (VRDN) 0.200%, 02/15/34	3,995	3,995
St. Charles County Public Water Supply District No 2 (COP) Series A (LOC - Bank of America) (VRDN) 0.350%, 12/01/33	2,300	2,300
University of Missouri (RB) Series B (VRDN) 0.300%, 11/01/35	6,300	6,300

		22,695

Nebraska — 0.1%
American Public Energy Agency (RB) Series A (VRDN) 0.400%, 12/01/15	1,020	1,020

New Hampshire — 0.9%
New Hampshire Health & Education Facilities Authority, Dartmouth College (RB) (VRDN) 0.150%, 06/01/23	9,520	9,520

New Mexico — 0.3%
Hurley Pollution Control, Kennecott Santa Fe (RB) (VRDN) 0.130%, 12/01/15	3,370	3,370

New York — 2.7%
New York City (GO) Series B2, Sub-Series B9 (LOC - JPMorgan Chase Bank) (VRDN) 0.150%, 08/15/23	14,400	14,400
New York City Capital Resource, Loan Enhanced Assistance Program (RB) Series A (LOC - Bank of America) (VRDN) 0.250%, 03/01/38	3,900	3,900
New York City Industrial Development Agency, New York Law School Project (RB) Series A (LOC - JPMorgan Chase) (VRDN) 0.250%, 07/01/36	8,000	8,000
New York Power Authority, Prerefunded 01/01/10 @ 100 (RB) 7.000%, 01/01/18	1,000	1,039

		27,339

North Carolina — 4.5%
Guilford County Recreational Facilities Authority, YMCA Project (RB) (LOC - Branch Banking & Trust) (VRDN) 0.270%, 02/01/23	1,855	1,855
Mecklenburg County (GO) Series C (VRDN) 0.300%, 02/01/17	10,950	10,950
North Carolina Capital Facilities Finance Agency, Elon College (RB) Series A (LOC - Bank of America) (VRDN) 0.350%, 01/01/14	3,360	3,360
North Carolina Capital Facilities Finance Agency, Wake Forest University (RB) Series A (VRDN) 0.200%, 01/01/20	5,670	5,670
North Carolina Educational Facilities Finance Agency, Belmont Abbey College Project (RB) (LOC - Wachovia Bank) (VRDN) 0.500%, 06/01/18	700	700

27

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
North Carolina — continued
North Carolina Educational Facilities Finance Agency, Davidson College (RB) Series B (VRDN) 0.350%, 12/01/20	$10,145	$10,145
North Carolina Educational Facilities Finance Agency, Gardner-Webb University (RB) (LOC - Wachovia Bank) (VRDN) 0.350%, 07/01/17	1,000	1,000
North Carolina Medical Care Commission, Rutherford Hospital Project (RB) (LOC - Branch Banking & Trust) (VRDN) 0.270%, 09/01/21	1,300	1,300
University of North Carolina (RB) Series B (VRDN) 0.100%, 12/01/25	2,880	2,880
Wake County (GO) Series A (VRDN) 0.300%, 04/01/19	5,250	5,250
Wake County (GO) Series B (VRDN) 0.320%, 03/01/24	3,300	3,300

		46,410

Ohio — 25.7%
Amberley Village (BAN) (GO) 3.625%, 10/08/09	6,000	6,008
Avon Local School District (BAN) (GO) 2.500%, 01/07/10	2,500	2,516
Beavercreek City School District (BAN) (GO) 2.000%, 08/18/09	9,810	9,838
Butler County (BAN) (GO) 2.250%, 08/06/09	3,500	3,503
Canal Winchester (BAN) (GO) 2.000%, 05/13/10	2,000	2,009
City of Columbus, Transportation Project (GO) Series 1 2.500%, 12/16/09	6,000	6,045
Clark County (BAN) (GO) 3.000%, 06/10/09	1,275	1,276
2.000%, 06/09/10	1,175	1,185
Columbus Sewer (GO) Series 2006-1 (VRDN) 0.100%, 12/01/26	10,620	10,620
Cuyahoga County, Cleveland Clinic Health System Obligated Group (RB) Sub-Series B1 (VRDN) 0.200%, 01/01/39	3,000	3,000
Dublin City School District (BAN) (GO) 2.000%, 10/15/09	3,750	3,769
3.375%, 10/15/09	3,100	3,105
Fairfield Township (BAN) (GO) 2.750%, 06/10/09	3,225	3,226
1.750%, 06/09/10	4,000	4,030
Franklin County Healthcare Facility, Friendship Village of Dublin Project (RB) Series B (LOC - LaSalle Bank) (VRDN) 0.320%, 11/01/34	3,975	3,975
Franklin County Hospital, Nationwide Children’s Hospital Project (RB) Series B (VRDN) 0.100%, 11/01/40	15,000	15,000
Green Township, Real Estate Project (BAN) (GO) 1.450%, 02/16/10	3,835	3,835
Hilliard School District (BAN) (GO) 2.250%, 07/01/09	3,500	3,501
Huber Heights City School District (BAN) (GO) 2.000%, 08/18/09	10,000	10,018
Lima Hospital Facilities Authority, Lima Memorial Hospital Project (RB) (LOC - JPMorgan Chase Bank)
(VRDN)
0.300%, 04/01/37	7,000	7,000
Marion County (BAN) (GO) 2.000%, 04/27/10	2,375	2,386
Marysville (BAN) (GO) 2.500%, 06/03/09	5,985	5,985
2.750%, 01/22/10	1,745	1,752
Marysville (BAN) (RN) (LOC - Fifth Third Bank) 2.750%, 09/10/09	5,075	5,082
Mason City School District (BAN) (GO) 1.500%, 02/04/10	2,845	2,859
Mayfield Heights (BAN) (GO) 2.500%, 08/20/09	3,600	3,605
Montgomery County, Catholic Health Initiatives Project (RB) Series B-1 (VRDN) 0.230%, 03/01/27	8,000	8,000
Nordonia Hills Local School District (BAN) (GO) 2.375%, 06/23/09	1,600	1,601
Ohio State (GO) Series B (VRDN) 0.230%, 08/01/17	1,325	1,325
0.100%, 08/01/21	9,100	9,100
0.100%, 03/15/25	10,075	10,075
Ohio State Air Quality Development Authority, FirstEnergy Generation Project (RB) Series B (LOC - Bank of America) (VRDN) 0.200%, 08/01/29	5,000	5,000
Ohio State Building Authority, Juvenile Correctional Building Fund Project (RB) Series A 3.250%, 10/01/09	500	504
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB) Series A (VRDN) 0.450%, 10/01/31	9,175	9,175
Ohio State Higher Educational Facilities Commission, Cleveland Clinic Health System (RB) Series B-4 (VRDN) 0.200%, 01/01/43	4,125	4,125
Ohio State Higher Educational Facilities Commission, Cleveland Clinic Health System Obligated Group Project (TECP), Series B-5 (VRDO) 0.500%, 06/19/09	5,000	5,000
Ohio State Higher Educational Facilities Commission, Kenyon College Project (RB) Series K (VRDN) 0.250%, 08/01/33	4,000	4,000
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB) (VRDN) 0.250%, 10/01/48	6,590	6,590

28

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State Higher Educational Facilities Commission, Xavier University 2000 Project (RB) (LOC - U.S. Bank) (VRDN) 0.170%, 05/01/15	$2,015	$2,015
Ohio State University (RB) Series B (VRDN) 0.100%, 06/01/35	4,900	4,900
Ohio State University (TECP) Series 03-C (VRDO) 0.600%, 06/01/09	5,500	5,500
Ohio State Water Development Authority, FirstEnergy Project (RB) Series B (LOC - Barclays Bank PLC) (VRDN) 0.300%, 01/01/34	11,500	11,500
Orrville (BAN) (GO) 2.375%, 06/30/09	3,570	3,571
2.000%, 04/22/10	3,170	3,184
Perrysburg (BAN) (GO) 1.500%, 12/17/09	5,205	5,219
Sylvania City School District (BAN) (GO) 2.000%, 07/23/09	5,000	5,005
Symmes Township (BAN) (GO) 2.500%, 12/22/09	4,500	4,512
Talawanda City School District (BAN) (GO) 1.500%, 01/27/10	10,000	10,045
Toledo City Services (SAN) (LOC - State Street Bank & Trust) (VRDN) 0.340%, 12/01/10	5,000	5,000
University of Cincinnati (BAN) Series H (RN) 2.000%, 12/18/09	9,000	9,039
Wadsworth City School District (BAN) (GO) 2.125%, 07/01/09	4,800	4,803
Warren County Healthcare Facilities, Otterbein Homes Project (RB) (LOC - U.S Bank) (VRDN) 0.300%, 07/01/31	400	400

		264,316

Oregon — 1.0%
Yamhill County, George Fox University Project (RB) Series A (LOC - Bank of America) (VRDN) 0.350%, 10/01/35	9,955	9,955

Pennsylvania — 8.3%
Allegheny County Higher Education Building Authority, Carnegie Mellon University (RB) (VRDN) 0.150%, 12/01/33	1,025	1,025
Allegheny County Industrial Development Authority, Animal Friends, Inc. Project (RB) (LOC - PNC Bank) (VRDN) 2.100%, 07/01/09	2,575	2,575
Beaver County Industrial Development Authority, Pollution Control, FirstEnergy Generation (RB) Series A (LOC - Barclays Bank PLC) (VRDN) 0.260%, 01/01/35	500	500
0.250%, 04/01/41	10,000	10,000
Commonwealth of Pennsylvania (GO) 2.000%, 07/15/09	4,000	4,008
Delaware County Industrial Development Authority, Resource Recovery Facility (RB) Series G (VRDN) 0.280%, 12/01/31	5,530	5,530
0.290%, 12/01/31	9,100	9,100
Erie County Housing Authority, Saint Mary’s Home of Erie Project (RB) Series B (LOC - Bank of America) (VRDN) 0.400%, 07/01/38	900	900
Geisinger Authority, Geisinger Health Systems (RB) (VRDN) 0.200%, 11/15/32	7,950	7,950
Montgomery County Industrial Development Authority, Philadelphia Presbyterian Homes Project (RB), Series B (LOC - Wachovia Bank) (VRDN) 0.290%, 07/01/15	300	300
Pennsylvania State Turnpike Commission (RB) Series A-1 (VRDN) 0.300%, 12/01/22	9,400	9,400
0.350%, 12/01/30	5,400	5,400
Pennsylvania State Turnpike Commission (RB) Series Q (VRDN) 0.300%, 06/01/27	5,000	5,000
0.300%, 06/01/28	2,490	2,490
Pennsylvania State Turnpike Commission (RB) Series U (VRDN) 1.000%, 12/01/19	11,800	11,800
Pennsylvania State University (RB) Series A (VRDN) 0.250%, 03/01/32	900	900
Philadelphia Authority for Industrial Development, Girard Estate Facilities Project (RB) (LOC - Morgan Guaranty Trust) (VRDN) 0.300%, 11/01/31	100	100
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series A (VRDN) 0.200%, 02/15/14	940	940
0.200%, 07/01/22	4,000	4,000
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series B (VRDN) 0.200%, 07/01/25	1,700	1,700
Washington County Authority, University of Pennsylvania Project (RB) (VRDN) 0.100%, 07/01/34	2,000	2,000

		85,618

South Carolina — 0.4%
South Carolina Jobs-Economic Development Authority, Presbyterian Home of South Carolina Project (RB) (LOC- Wachovia Bank) (VRDN) 0.500%, 12/01/21	4,585	4,585

29

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Tennessee — 3.1%
Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiatives (RB) Series C (VRDN) 0.210%, 05/01/39	$9,440	$9,440
Clarksville Public Building Authority (RB) (LOC - Bank of America) (VRDN) 0.350%, 06/01/29	8,000	8,000
0.260%, 02/01/38	1,500	1,500
County of Shelby (GO) Series C (VRDN) 0.550%, 12/01/31	5,150	5,150
Montgomery County Public Building Authority, Tennessee County Loan Pool (RB) (LOC - Bank of America) (VRDN) 0.350%, 03/01/25	7,840	7,840

		31,930

Texas — 4.7%
Gulf Coast Industrial Development Authority, Amoco Oil Project (RB) (VRDN) 1.575%, 06/01/25	4,000	4,000
Houston Independent School District (GO) (PSF-GTD) (VRDN) 1.850%, 06/15/31	4,905	4,905
Northside Independent School District (GO) Series A (PSF-GTD) (VRDN) 2.000%, 08/01/33	8,830	8,830
Red River Education Finance Corporation, Texas Christian University Project (RB) (VRDN) 0.350%, 03/01/30	7,700	7,700
0.390%, 03/15/35##	20,000	20,000
San Antonio Educational Facilities Corporation, Trinity University (RB) (VRDN) 0.300%, 06/01/33	2,500	2,500

		47,935

Utah — 0.1%
Intermountain Power Agency (RB) Series E (FSA) 6.250%, 07/01/09	1,000	1,003

Virginia — 1.6%
Ashland Industrial Development Authority, YMCA of Greater Richmond Project (RB) Series A (LOC - Wachovia Bank) (VRDN) 0.350%, 11/01/20	8,385	8,385
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series E (VRDN) 0.050%, 02/15/38	3,100	3,100
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series F (VRDN) 0.050%, 02/15/38	2,090	2,090
Louisa County Industrial Development Authority, University of Virginia Health Services Foundation (RB) (LOC - Wachovia Bank) (VRDN) 0.500%, 10/01/30	3,000	3,000

		16,575

Washington — 1.5%
Tulalip Tribes of the Tulalip Reservation (RB) (LOC - Wells Fargo Bank) (VRDN) 0.250%, 06/01/19##	11,100	11,100
Washington State Healthcare Facilities Authority, National Health Care Research & Educational Project (RB) (LOC - BNP Paribas) (VRDN) 0.300%, 01/01/32	4,500	4,500

		15,600

Wisconsin — 3.1%
University of Wisconsin Hospitals & Clinics Authority (RB) Series A (LOC - U.S. Bank)
(VRDN)
0.350%, 04/01/32	1,000	1,000
Wisconsin Health & Educational Facilities Authority, Grace Lutheran Foundation Project (RB) (LOC - U.S. Bank) (VRDN) 0.350%, 07/01/14	1,845	1,845
Wisconsin Health & Educational Facilities Authority, Indian Community School of Milwaukee (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.350%, 12/01/36	16,600	16,600
Wisconsin Health & Educational Facilities Authority, Medical College of Wisconsin (RB) Series B (LOC - U.S. Bank) (VRDN) 0.200%, 12/01/33	2,000	2,000
Wisconsin Health & Educational Facilities Authority, Wheaton Franciscan Services (RB) (LOC - JPMorgan Chase Bank) (VRDN) 0.260%, 08/15/36	10,000	10,000

		31,445

Wyoming — 0.7%
Carbon County Pollution Control, Amoco Project Series 1985 (RB) (VRDN) 0.720%, 11/01/14	3,800	3,800
Uinta County, Chevron USA Project (RB) (VRDN) 0.150%, 08/15/20	3,700	3,700

		7,500

Total Municipal Securities (Cost $999,724)		999,724

	Number of Shares
AFFILIATED MONEY MARKET FUND — 3.9%
BlackRock Liquidity Funds MuniFund† (Cost $39,871)	39,870,700	39,871

TOTAL INVESTMENTS — 101.1% (Cost $1,039,595)*		1,039,595

30

Value (000)
Other Assets & Liabilities — (1.1)%
Payable for shares of beneficial interest redeemed	$(5,426)
Dividends payable
Class I	(191)
Class A	(2)
Investment advisory fees payable	(129)
12b-1 fees payable
Class I	(100)
Class A	(18)
Administration fees payable	(51)
Custody fees payable	(8)
Shareholder servicing fees payable
Class A	(14)
Transfer agent fees payable	(21)
Trustees’ fees payable	(29)
Payable for investments purchased	(17,526)
Other	12,607

Total Other Assets & Liabilities	(10,908)

TOTAL NET ASSETS — 100.0%	$1,028,687

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$1,028,714
Accumulated Net Realized Loss on Investments	(27)

Total Net Assets	$1,028,687

Net Asset Value, Offering and Redemption Price Per Share — Class I ($838,738,055 ÷ 838,784,192 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($189,949,018 ÷ 189,948,238 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.

†	See Note 3 in Notes to Financial Statements.

##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.

BAN —	Bond Anticipation Note

COP —	Certificate of Participation

FSA —	Financial Security Assurance

GO —	General Obligation

LOC —	Letter of Credit

PLC —	Public Limited Company

PSF-GTD — Public School Fund - Guaranteed

RB —	Revenue Bond

SAN —	Special Assessment Note

TECP —	Tax Exempt Commercial Paper

VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

VRDO —	Variable Rate Demand Obligation: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 1 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 - Quoted Prices	$39,871	$—
Level 2 - Other Significant Observable Inputs	999,724	—
Level 3 - Significant Unobservable Inputs	—	—

Totals	$1,039,595	$—

See Notes to Financial Statements.

31

Allegiant Treasury Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 88.8%
U.S. Treasury Bills† — 84.9%
0.015%, 06/04/09	$20,000	$20,000
0.106%, 06/04/09	10,000	10,000
0.130%, 06/04/09	10,000	10,000
0.136%, 06/04/09	8,000	8,000
0.969%, 06/04/09	10,000	9,999
1.005%, 06/04/09	15,000	14,999
0.137%, 06/11/09	5,000	5,000
0.138%, 06/11/09	3,000	3,000
0.205%, 06/11/09	10,000	9,999
0.215%, 06/11/09	20,000	19,999
0.215%, 06/11/09	15,000	15,000
0.040%, 06/24/09	10,000	10,000
0.130%, 06/24/09	15,000	14,999
0.152%, 06/24/09	3,000	3,000
0.370%, 06/24/09	15,000	14,996
0.420%, 06/24/09	30,000	29,992
0.135%, 06/25/09	10,000	9,999
0.139%, 07/02/09	15,000	14,998
0.141%, 07/02/09	10,000	9,999
0.360%, 07/02/09	5,000	4,998
1.094%, 07/02/09	10,000	9,991
0.120%, 07/16/09	25,000	24,996
0.136%, 07/16/09	10,000	9,998
0.140%, 07/16/09	5,000	4,999
0.160%, 07/16/09	15,000	14,997
0.170%, 07/23/09	27,000	26,993
0.404%, 07/23/09	10,000	9,994
0.180%, 08/06/09	5,000	4,998
0.350%, 08/06/09	10,000	9,994
0.431%, 08/06/09	3,000	2,998
0.190%, 10/01/09	3,000	2,998
0.305%, 10/01/09	5,000	4,995
0.350%, 10/01/09	4,000	3,995
0.370%, 10/08/09	10,000	9,987
0.350%, 10/15/09	7,000	6,991
0.230%, 10/22/09	5,000	4,995
0.235%, 10/22/09	4,000	3,996
0.240%, 10/22/09	10,000	9,991
0.303%, 11/05/09	5,000	4,993
0.368%, 12/17/09	5,000	4,990
0.375%, 12/17/09	20,000	19,959

		436,825

U.S. Treasury Notes — 3.9%
4.625%, 07/31/09	10,000	10,074
4.000%, 08/31/09	10,000	10,093

		20,167

Total U.S. Treasury Obligations (Cost $456,992)		456,992

	Number of Shares
MONEY MARKET FUND — 2.3%
Federated U.S. Treasury Cash Reserve Money Market Fund (Cost $12,158)	12,158,376	12,158

AFFILIATED MONEY MARKET FUND — 7.8%
BlackRock Treasury Trust Fund†† (Cost $40,000)	40,000,000	40,000

TOTAL INVESTMENTS — 98.9% (Cost $509,150)*		509,150

Other Assets & Liabilities – 1.1%		5,643

TOTAL NET ASSETS — 100.0%		$514,793

*	Also cost for Federal income tax purposes.

†	The rate shown is the effective yield at purchase date.

††	See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 1 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 - Quoted Prices	$52,158	$—
Level 2 - Other Significant Observable Inputs	456,992	—
Level 3 - Significant Unobservable Inputs	—	—

Totals	$509,150	$—

See Notes to Financial Statements.

32

Allegiant Treasury Money Market Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009

Value (000)
ASSETS
Investments in non-affiliates at value, (Identified cost $469,150)	$469,150
Investments in affiliates at value, (Identified cost $40,000)	40,000
Receivable for shares of beneficial interest sold	5,891
Interest receivable	257
Prepaid expenses	35

Total Assets	515,333

LIABILITIES
Payable for shares of beneficial interest redeemed	329
Dividends payable
Class I	3
Class A	1
Investment advisory fees payable	36
12b-1 fees payable
Class I	12
Class A	9
Administration fees payable	29
Audit fees payable	44
Custody fees payable	5
Transfer agent fees payable	21
Trustee fees payable	29
Other liabilities	22

Total Liabilities	540

TOTAL NET ASSETS	$514,793

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$514,946
Undistributed Net Investment Income	2
Accumulated Net Realized Loss on Investments	(155)

Total Net Assets	$514,793

Net Asset Value and Redemption Price Per Share — Class I ($323,675,623 ÷ 323,825,306 outstanding shares of beneficial interest)	$1.00

Net Asset Value and Redemption Price Per Share — Class A ($191,117,288 ÷ 191,128,495 outstanding shares of beneficial interest)	$1.00

See Notes to Financial Statements.

33

Allegiant Money Market Funds

STATEMENTS OF OPERATIONS (000)

For the Year Ended May 31, 2009

	Government Money Market Fund	Money Market Fund
Investment Income:
Dividends	$241	$—
Interest	16,549	51,069
Income from affiliate(1)	—	558

Total Investment Income	16,790	51,627

Expenses:
Investment advisory fees	2,907	8,148
Administration fees	641	1,775
12b-1 fees:
Class I	208	598
Class A	96	205
Class B	—	5
Class C	—	1
Shareholder servicing fees:
Class A	877	1,940
Class B	—	2
Class C	—	— *
Transfer agent fees	122	341
Custodian fees	48	123
Professional fees	116	308
Pricing service fees	3	3
Printing and shareholder reports	29	88
Registration and filing fees	41	75
Trustees’ fees	70	202
Temporary Guarantee Program Participation Fee(2)	274	905
Miscellaneous	15	32

Total Expenses	5,447	14,751

Less:
Waiver of investment advisory fees	(163)	(537)
Waiver of 12b-1 fees:
Class B	—	(2)
Class C	—	(1)
Waiver/Reimbursement of shareholder servicing fees:(1)
Class A	(211)	(537)
Class B	—	— *
Class C	—	— *

Net Expenses	5,073	13,674

Net Investment Income	11,717	37,953

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments Sold	9	103

Net Increase from Payment by Affiliate(3)	—	1,700

Net Increase in Net Assets Resulting from Operations	$11,726	$39,756

*	Amount represents less than $500.

(1)	See Note 3 in Notes to Financial Statements.

(2)	See Note 9 in Notes to Financial Statements

(3)	See Note 13 in Notes to Financial Statements.

See Notes to Financial Statements.

34

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

$159	$47	$283	$224
7,790	3,028	14,887	7,068
24	8	81	25

7,973	3,083	15,251	7,317

1,046	412	2,064	2,397
308	123	605	539

120	42	240	76
24	15	45	47
—	—	—	—
—	—	—	—

225	139	412	891
—	—	—	—
—	—	—	—
57	23	110	111
28	15	50	40
60	27	106	110
7	5	15	2
12	5	26	29
16	15	41	37
35	14	68	66
147	62	293	—
4	2	8	7

2,089	899	4,083	4,352

(262)	(103)	(516)	(354)

—	—	—	—
—	—	—	—

(46)	(24)	(92)	(475)
—	—	—	—
—	—	—	—

1,781	772	3,475	3,523

6,192	2,311	11,776	3,794

—	—	—	(14)

—	—	—	—

$6,192	$2,311	$11,776	$3,780

35

Allegiant Money Market Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Government Money Market Fund		Money Market Fund
	For the Year Ended		For the Year Ended
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
Investment Activities:
Net investment income	$11,717	$33,040	$37,953	$136,738
Net realized gain (loss) on investments sold	9	(25)	103	—
Net increase from payment by affiliate(1)(2)	—	163	1,700	407

Net increase in net assets resulting from operations	11,726	33,178	39,756	137,145

Dividends to Shareholders:
Dividends from net investment income:
Class I	(8,296)	(20,776)	(28,941)	(102,226)
Class A	(3,400)	(12,448)	(8,866)	(35,035)
Class B	—	—	(5)	(18)
Class C	—	—	(1)	(6)

Total dividends	(11,696)	(33,224)	(37,813)	(137,285)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	1,933,257	1,461,271	2,203,248	3,224,606
Class A	1,317,821	1,301,177	2,566,964	3,901,678
Class B	—	—	609	359
Class C	—	—	140	377
Exchange of Class B shares for Class A shares:(3)
Class A	—	—	881	—
Class B	—	—	(881)	—
Reinvestment of dividends:
Class I	757	1,392	178	910
Class A	875	2,869	3,893	12,413
Class B	—	—	5	17
Class C	—	—	1	6

Total proceeds from shares issued and reinvested	3,252,710	2,766,709	4,775,038	7,140,366

Value of shares redeemed:
Class I	(1,789,221)	(1,250,975)	(2,785,896)	(3,095,153)
Class A	(1,395,422)	(1,237,379)	(2,857,782)	(3,931,659)
Class B	—	—	(457)	(286)
Class C	—	—	(60)	(381)

Total value of shares redeemed	(3,184,643)	(2,488,354)	(5,644,195)	(7,027,479)

Increase (decrease) in net assets from share transactions	68,067	278,355	(869,157)	112,887

Total increase (decrease) in net assets	68,097	278,309	(867,214)	112,747

Net Assets:
Beginning of year	1,082,430	804,121	3,417,008	3,304,261

End of year*	$1,150,527	$1,082,430	$2,549,794	$3,417,008

*Including undistributed (distributions in excess of ) net investment income	$—	$(21)	$(1)	$(141)

(1)	See Note 13 in Notes to Financial Statements.

(2)	See Note 8 in Notes to Financial Statements.

(3)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

36

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008

$6,192	$12,944	$2,311	$5,192	$11,776	$26,163	$3,794	$8,294
—	—	—	—	—	—	(14)	(127)
—	40	—	19	—	77	—	39

6,192	12,984	2,311	5,211	11,776	26,240	3,780	8,206

(5,220)	(9,973)	(1,696)	(3,422)	(10,178)	(20,666)	(2,757)	(7,886)
(972)	(3,011)	(615)	(1,789)	(1,598)	(5,574)	(1,037)	(443)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(6,192)	(12,984)	(2,311)	(5,211)	(11,776)	(26,240)	(3,794)	(8,329)

805,026	1,154,629	248,013	343,688	1,274,932	1,725,160	2,086,586	1,434,201
193,609	258,444	181,323	270,516	650,596	870,768	1,445,673	212,480
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

167	603	6	3	394	675	89	85
958	2,987	337	949	1,450	4,780	295	322
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

999,760	1,416,663	429,679	615,156	1,927,372	2,601,383	3,532,643	1,647,088

(779,719)	(1,087,139)	(249,872)	(302,646)	(1,221,092)	(1,487,452)	(2,182,894)	(1,185,919)
(234,735)	(238,157)	(213,061)	(257,080)	(636,287)	(903,308)	(1,335,882)	(139,648)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(1,014,454)	(1,325,296)	(462,933)	(559,726)	(1,857,379)	(2,390,760)	(3,518,776)	(1,325,567)

(14,694)	91,367	(33,254)	55,430	69,993	210,623	13,867	321,521

(14,694)	91,367	(33,254)	55,430	69,993	210,623	13,853	321,398

474,616	383,249	217,063	161,633	958,694	748,071	500,940	179,542

$459,922	$474,616	$183,809	$217,063	$1,028,687	$958,694	$514,793	$500,940

$—	$—	$—	$—	$—	$—	$2	$2

37

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2009, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Money Market Funds, Class I and Class A Shares are sold without a sales charge; Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

Allegiant Funds discontinued offering Class B Shares to investors on May 31, 2006 and the Funds automatically exchanged all Class B Shares for Class A Shares of the same Fund in the amount equal to the aggregate net asset value of each shareholder’s holdings effective April 6, 2009 in a tax-free conversion.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity Funds and the Fixed Income and Tax Exempt Bond Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Money Market Funds.

Investment Valuation

The investments of the Money Market Funds, other than investments in other money market funds, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved and regularly reviewed by the Board of Trustees. No such investments held at May 31, 2009 were valued at other than amortized cost.

38

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

In accordance with the Financial Accounting Standards Board (“FASB”) issued Statement No. 157 Fair Value Measurements (“Statement 157”), fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. According to Statement 157, valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Statement 157 also establishes a fair value hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained daily from a quoted price in an active market, such securities are reflected as Level 2.

The adoption of Statement 157 on June 1, 2008 did not have any material effect on the amounts reported in the Funds’ financial statements.

The market value table which illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009 can be found at the end of each Fund’s Statement of Net Assets.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Money Market Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Money Market Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Each Fund (other than the Treasury Money Market Fund) may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation, from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system with value no less

39

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed Delivery Transactions

For the purpose of enhancing the Fund’s yield, the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may purchase or sell securities on a delayed delivery basis. These transactions (principally in municipal securities referred to as COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains as collateral liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Money Market Funds pursuant to the Advisory Agreement with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect during the period October 1, 2008 through May 31, 2009.

	Annual Rate	Fee Waiver
Government Money Market Fund	0.25%	0.00%
Money Market Fund	0.25%	0.00%
Ohio Municipal Money Market Fund	0.20%	0.05%
Pennsylvania Tax Exempt Money Market Fund	0.20%	0.05%
Tax Exempt Money Market Fund	0.20%	0.05%
Treasury Money Market Fund*	0.25%	0.02%

*	The Adviser voluntarily waived fees and reimbursed expenses to maintain a minimum annualized net yield of at least 0.01%.

The Advisory Agreements for the Funds listed below were amended effective October 1, 2008. Prior to this, the advisory fees and waivers accrued during the period June 1, 2008 to September 30, 2008, based upon each Fund’s daily net assets, were as follows:

	Annual Rate	Fee Waiver
Government Money Market Fund	0.30%	0.05%
Money Market Fund	0.30%	0.05%
Treasury Money Market Fund	0.30%	0.05%

40

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of up to 0.25% based on each Class’ average daily net assets.

The Adviser and its affiliates have voluntarily agreed to waive Shareholder Servicing Fees otherwise payable to them and to reimburse the Funds for Shareholder Servicing Fees payable to other non-affiliated financial institutions. Reimbursements by the adviser for Shareholder Servicing Fees payable to other non-affiliated financial institutions amounted to $17,662 in aggregate for all of the Money Market Funds during the fiscal period. The table below reflects the net annual rates in effect as of May 31, 2009 after voluntary waivers and reimbursements by the Adviser and its affiliates.

	Annual Rate
	Class A	Class C
Government Money Market Fund	0.00%	N/A
Money Market Fund	0.00%	0.00%
Ohio Municipal Money Market Fund	0.10%	N/A
Pennsylvania Tax Exempt Money Market Fund	0.00%	N/A
Tax Exempt Money Market Fund	0.10%	N/A
Treasury Money Market Fund	0.00%	N/A

Custodian Fees

PFPC Trust Co. (which will be renamed PNC Trust Company, on or about June 7, 2010), an affiliate of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of PNC is Assistant Treasurer of the Trust and Advantage. Another officer of PNC is Assistant Secretary of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. For the period June 1, 2008 through July 31, 2008, the 12b-1 fee accrual rate was 0.015% per annum of the average daily net assets of Class I and Class A Shares. Effective August 1, 2008, the 12b-1 fee accrual rate was increased to 0.030% per annum of the average daily net assets of Class I and Class A Shares. The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares of the Money Market Fund, pursuant to which the Money Market Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares, as applicable. Effective January 2, 2009 and May 19, 2009 respectively, the Allegiant Treasury Money Market and Allegiant Money Market Funds have voluntarily reduced the 12b-1 accrual rate to 0.00% per annum of the average daily net assets for all Share Classes. The Rule 12b-1 plan for Class I was terminated June 18, 2009.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket

41

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PNC and National City Bank (“NCB”), an affiliate of the Adviser, were parties to a Restated Co-Administration and Accounting Services Agreement, pursuant to which PNC and the Adviser served as Co-Administrators to the Trust for the period June 1, 2008 to February 28, 2009, in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. Effective March 1, 2009, PNC and the Adviser have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.0558% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2009, approximately 0.0248% was allocated to PNC and approximately 0.0310% was allocated to NCB and/or the Adviser.

Transfer Agent

PNC serves as Transfer Agent for the Funds. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2009, PNC received $2,557,262 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Money Market Funds paid $739,459 to PNC.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2009 include legal fees of $592,453 paid to Drinker Biddle & Reath LLP. Of this amount, the Money Market Funds paid $370,211 to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Affiliated Money Market Funds

Pursuant to SEC rules, the Money Market Funds may invest cash balances not otherwise invested in portfolio securities to purchase shares of the Money Market Funds offered by the Trust, the Allegiant Advantage Fund, a separate investment company affiliated with the Trust and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. The Money Market Fund invests in the Allegiant Advantage Fund. The total net purchases and sales of the Allegiant Advantage Fund for the year ended May 31, 2009 was $11,146,367. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

PNC Group owns a controlling interest in BlackRock, Inc. As a result of the merger of National City Corporation and PNC Group on December 31, 2008, the BlackRock Funds are considered affiliated with the Adviser. The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market and Treasury Money Market invest in BlackRock Funds. Their total net purchases and sales of BlackRock Funds for the period January 1, 2009 to May 31, 2009 were $10,172,868, ($2,674,747), $34,895,055 and ($110,000,000), respectively. Dividends received from such investments are reported as “Income from affiliate” in the Statement of Operations.

4. Federal Income Taxes

Each of the Money Market Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the ‘more likely than not’ threshold are recorded as an expense during the current year. A tax position that does meet the ‘more likely than not’

42

recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions for the fiscal year ended May 31, 2009 and for all open tax years (tax years ended May 31, 2006 through May 31, 2008) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends and distributions paid during the years ended May 31, 2009 and May 31, 2008 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Total (000)
Government Money Market Fund
2009	$—	$11,696	$11,696
2008	—	33,224	33,224
Money Market Fund
2009	—	37,813	37,813
2008	—	137,285	137,285
Ohio Municipal Money Market Fund
2009	6,192	—	6,192
2008	12,971	13	12,984
Pennsylvania Tax Exempt Money Market Fund
2009	2,311	—	2,311
2008	5,205	6	5,211
Tax Exempt Money Market Fund
2009	11,776	—	11,776
2008	26,214	26	26,240
Treasury Money Market Fund
2009	—	3,794	3,794
2008	—	8,329	8,329

As of May 31, 2009, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Capital Loss Carryforward (000)	Post October Losses (000)	Other Temporary Differences (000)	Total Net Assets (000)
Government Money Market Fund	$1,150,586	$—	$183	$(59)	$—	$(183)	$1,150,527
Money Market Fund	2,549,795	—	359	— *	—	(360)	2,549,794
Ohio Municipal Money Market Fund	459,922	116	—	— *	—	(116)	459,922
Pennsylvania Tax Exempt Money Market Fund	183,849	25	—	(40)	—	(25)	183,809
Tax Exempt Money Market Fund	1,028,714	223	—	(27)	—	(223)	1,028,687
Treasury Money Market Fund	514,946	—	32	(146)	(9)	(30)	514,793

*	Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through May 31, 2009 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation and distribution payables, where applicable. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Money Market Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2009:

	Undistributed Net Investment Income (000)		Accumulated Net Realized Losses (000)		Paid-in Capital (000)
Tax Exempt Money Market Fund	—	*	—		—	*
Treasury Money Market Fund	—	*	—	*	—

*	Amount represents less than $500.

43

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

During the year ended May 31, 2009, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Government Money Market Fund	$9
Money Market Fund	1,803

At May 31, 2009, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2010	2011	2012		2013		2014	2015	2016		2017	Total
Government Money Market Fund	$—	$9	$3		$—		$7	$4	$36		$—	$59
Money Market Fund	—	—	—		—		—	—	—	*	—	—	*
Ohio Municipal Money Market Fund	—	—	—	*	—		—	—	—		—	—	*
Pennsylvania Tax Exempt Money Market Fund	40	—	—		—	*	—	—	—		—	40
Tax Exempt Money Market Fund	—	23	—		—		—	2	2		—	27
Treasury Money Market Fund	—	—	—		8		6	—	35		97	146

*	Amount represents less than $500.

5. Market and Credit Risk

Each of the Money Market Funds may invest up to 10% of net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in the Statement of Net Assets.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At May 31, 2009, the following percentages of the Fund’s net assets were insured by bond insurers.

Bond Insurer	Tax Exempt Money Market
AMBAC	—
FSA	0.1%
MBIA	—
PSF-GTD	1.3%
Total	1.4%

44

6. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncements

In April 2009, FASB issued Statement No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“Statement 157-4”), an amendment to FASB Statement No. 157. Statement 157-4 is intended to provide additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements, when the volume and level of activity for the asset or liability have significantly decreased. Statement 157-4 is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the implications of Statement 157-4. The adoption of Statement 157-4 will not have a material impact on the amounts reported in the financial statements.

8. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC was conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCC and the Adviser cooperated fully with the SEC in that examination. In connection with the SEC examination, the Board of Trustees of the Trust established a committee comprising independent members of the Board of Trustees that (a) monitored the matter, (b) reviewed pertinent documents, (c) met with its special counsel, and (d) met with the Staff of the SEC and representatives of the Adviser. As recommended by the committee, the Trust and Adviser entered into an agreement under which the Adviser made a one-time payment to the Trust. The payment is reflected as “Net Increase from Payment by Affiliate” in the Statements of Changes in Net Assets for the fiscal year ended May 31, 2008. The payment was allocated among the funds as recommended by the committee and did not result in a material impact on net asset value of any Fund. On November 9, 2007, the Adviser was notified by the SEC that they had concluded their examination and had no further requests or comments at that time.

9. U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds

The Board of Trustees of the Allegiant Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protects the value of shares of money market fund investors as of September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of a Fund, if the Fund’s market-based net asset value per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by investors after the close of business on September 19, 2008 are eligible for protection under the Program only to the extent that such purchases replace prior covered shares. The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund. The initial term of the Program expired on December 18, 2008. The U.S. Department of the Treasury has extended the Program through the close of business on September 18, 2009. As a participant in the Program, the Fund has paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and is paying 0.015% for the period December 19, 2009 through September 18, 2009, respectively, based on the net asset value of the fund as of September 19, 2008. Each Fund will bear the expense of its participation in the Program without regard to any expense limitation currently in effect for the Funds.

10. Investment Adviser Transaction

On December 31, 2008, NCC was merged with and into The PNC Financial Services Group, Inc. (“PNC Group”), with PNC Group surviving the merger (the “Transaction”). As a result of the Transaction, the Adviser is now an indirect wholly-owned subsidiary of PNC Group. PNC, the Co-Administrator to the Funds, is a wholly-owned subsidiary of PNC Group. The Transaction may be deemed to have resulted in a change in control of the Adviser, causing the Fund’s advisory agreement with the Adviser to automatically terminate. On November 17, 2008, the Board of Trustees approved an interim advisory agreement and a new advisory agreement with the Adviser for each Fund of the Trust. Shareholders of the Funds ratified the interim investment advisory agreement and approved a new advisory agreement for each Fund of the Trust at shareholder meetings held on April 24, 2009 and May 1, 2009. See “Meetings of Shareholders of the Funds”.

45

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

11. Allegiant Treasury Money Market Fund Soft Close to New Investors

With the exception of established shareholders, the Allegiant Treasury Money Market Fund (the “Fund”) ceased accepting additional investments as of December 1, 2008. The Fund will remain closed to new investors until further notice.

12. Change in Independent Registered Public Accountant

Effective April 2, 2009, the Trustees of the Trust, upon recommendation of the Board’s audit committee, approved a change in the Funds’ independent registered public accounting firm from Ernst & Young LLP (“E&Y”) to Deloitte & Touche LLP following the voluntary resignation of E&Y as a result of independence conflicts that arose following the merger of National City Corporation into the PNC Group. For the years ended May 31, 2008 and May 31, 2007, E&Y’s audit reports contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

13. Capital Infusion

On April 21, 2009, PNC Financial Services Group, Inc., parent of the Trust’s Adviser, provided a $1.7 million capital infusion to the Allegiant Money Market Fund to offset a capital loss carryforward. The Fund had been diluted by that amount through a residual capital loss carryforward from 2004, resulting from the earlier sale of commercial paper holdings in both Pacific Gas and Electric and Southern California Edison.

14. Subsequent Events

Subsequent events have been evaluated through July 27, 2009, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

46

Allegiant Money Market Funds

MEETINGS OF SHAREHOLDERS OF THE FUNDS

(Unaudited)

On April 24, 2009, the Trust held a joint Special Meeting of Shareholders of the Funds to:

(1) —	ratify an interim investment advisory agreement with Allegiant Asset Management Company for each Fund of the Trust;

(2) —	approve a new investment advisory agreement with Allegiant Asset Management Company for each Fund of the Trust;

(3) —	authorize Allegiant Asset Management Company, upon approval of the Board of Trustees, to enter into or materially amend sub-advisory agreements related to Funds without shareholder approval, commonly referred to as “manager of managers” arrangements

Shareholders of record of the Funds on February 11, 2009 were entitled to vote on the proposals.

The proposals were approved by shareholders at the meetings held on April 24, 2009 and May 1, 2009, and the following votes were recorded during the meetings:

	Votes For		Votes Against		Abstained
Proposal	Number	Percentage	Number	Percentage	Number	Percentage
Government Money Market Fund (Record date outstanding shares: 1,170,611,782)
1	735,834,793	96.25%	17,843,380	2.33%	10,856,087	1.42%
2	725,707,737	94.92%	28,062,836	3.67%	10,763,687	1.41%
3	685,355,572	89.64%	69,593,859	9.10%	9,584,829	1.25%
Money Market Fund (Record date outstanding shares: 3,083,342,497)
1	1,971,625,237	97.80%	6,714,808	0.33%	37,581,211	1.86%
2	1,970,989,749	97.77%	8,002,321	0.40%	36,929,186	1.83%
3	1,902,464,702	94.37%	75,685,549	3.75%	37,771,005	1.87%
Ohio Municipal Money Market Fund (Record date outstanding shares: 530,479,075)
1	401,682,250	99.45%	927,147	0.23%	1,287,006	0.32%
2	401,656,990	99.45%	952,407	0.24%	1,287,006	0.32%
3	398,050,548	98.55%	4,316,891	1.07%	1,528,964	0.38%
Pennsylvania Tax Exempt Money Market Fund (Record date outstanding shares: 198,796,443)
1	146,215,250	98.01%	626,309	0.42%	2,339,952	1.57%
2	146,196,338	98.00%	626,309	0.42%	2,358,864	1.58%
3	144,330,973	96.75%	3,338,247	2.24%	1,512,291	1.01%
Tax Exempt Money Market Fund (Record date outstanding shares: 1,146,828,205)
1	902,157,825	97.82%	1,605,098	0.17%	18,485,932	2.00%
2	902,113,765	97.82%	1,621,141	0.18%	18,513,949	2.01%
3	895,548,765	97.10%	7,791,849	0.84%	18,908,241	2.05%
Treasury Money Market Fund (Record date outstanding shares: 928,624,417)
1	469,042,773	82.66%	638,374	0.11%	97,752,987	17.23%
2	469,042,773	82.66%	638,374	0.11%	97,752,987	17.23%
3	453,574,399	79.93%	16,108,017	2.84%	97,751,718	17.23%

47

Allegiant Money Market Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2009 income tax purposes will be sent to them in early 2010. Please consult your tax advisor for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2009 tax year end, please consult you tax adviser as to the pertinence of this notice.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Ohio Municipal Money Market Fund	100.00%
Pennsylvania Tax Exempt Money Market Fund	100.00%
Tax Exempt Money Market Fund	100.00%

Proxy Voting

A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at AllegiantFunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at AllegiantFunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

48

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

Allegiant

AllegiantFunds.com

The Discipline of Investing, a Commitment to Results

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, OH 44114

AR-002-0609

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Kelly J. Brennan, John F. Durkott, Richard W. Furst and Robert D. Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant’s board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $570,520 and $642,250 for the fiscal years ended May 31, 2009 and 2008, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $42,883 and $0 for the fiscal years ended May 31, 2009 and 2008, respectively. Fees are associated with the review of the combined pro forma financial statements in connection with the proposed merger of the Allegiant Small Cap Growth Fund and Allegiant Multi-factor Mid Cap Growth Fund, auditor transition assistance, and 17f-2 counts.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2009 and 2008, respectively.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $50,522 and $27,540 for the fiscal years ended May 31, 2009 and 2008, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements, the review of calendar year end supplementary tax information to be included in 1099 reporting, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements, and the review of the capital loss carry forwards of the Funds in connection with the proposed merger of the Allegiant Small Cap Growth Fund and Allegiant Multi-factor Mid Cap Growth Fund.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2009 and 2008, respectively.

All Other Fees

(d)	The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2009 and 2008, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2009 and 2008, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)	The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)	The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.	Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)	The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $148,000 and $194,000 for the Registrant’s fiscal years ended May 31, 2009 and 2008, respectively.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Allegiant Funds

By (Signature and Title)*	/s/ John G. Abunassar
John G. Abunassar, President & Chief Executive Officer (principal executive officer)

Date	July 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John G. Abunassar
John G. Abunassar, President & Chief Executive Officer (principal executive officer)

Date	July 27, 2009

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer (principal financial officer)

Date	July 27, 2009

*	Print the name and title of each signing officer under his or her signature.